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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05547
                                  ----------------------------------------------
   Laudus Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   101 Montgomery Street, San Francisco, California 94104
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

   Jana D. Thompson, Laudus Trust, 101 Montgomery Street,
   San Francisco, California 94104
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000
                                                    ----------------------------

Date of fiscal year end:   March 31, 2006
                         -------------------

Date of reporting period:  September 30, 2005
                          ---------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semi-Annual Report
September 30, 2005

[LAUDUS FUNDS LOGO]

C O M M A N D P E R F O R M A N C E (tm)


U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

International Equity Funds
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund

Long/Short Equity Funds
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund

Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Manager to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

Table of Contents

1   President's Message
2   Management's Discussion
8   Performance and Fund Facts
23  Fund Expenses
25  Financial Statements and Notes
146 Approvals of Investment Advisory and Sub-Advisory Agreements
149 Trustees and Officers of Laudus Trust
151 Definitions, Terms and Other Information

Notice About Duplicate Mailings

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by ALPS Distributors, Inc.

President's Message

                     I'm pleased to present to you the semi-annual report for the Laudus Rosenberg Funds for the six-months ended September 30, 2005. The Laudus Rosenberg Funds constitute the initial offering of the Laudus Funds Group, founded nearly two years ago to bring the proven experience of selected leading institutional portfolio managers to retail investors and registered investment advisors.




                     The consistently strong results generated by the funds have led to substantial growth in assets, which reached $3 billion as of September 30, 2005. While I am proud of the long-term performance of all of our funds, I would like to specifically single out the Laudus Rosenberg U.S. Large Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, which ranked within the top quintile of their respective categories for the one-year period ending September 30, 2005(1).




                     Our primary interests at Laudus are to deliver strong performance and protect the interests of our shareholders. To that end, we will occasionally close to new investors those funds that have limited capacity. This step is designed to protect the execution of our investment strategies. While limiting fund sizes will potentially limit the revenues we earn as the investment manager of the fund, we believe these actions to be in the best interest of our shareholders. In accordance with our commitment to performance, the Laudus Rosenberg International Small Capitalization Fund will be closed to new investors on December 31, 2005. Additionally, the Laudus Rosenberg U.S. Small Capitalization Fund remains closed to new investors at this time.




                     On behalf of Laudus Funds, I want to thank you for investing with us and remind you that our commitment to our shareholders will never waver.

                     Sincerely,

                     /s/ Jana D. Thompson

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 800-447-3332. Please read the prospectus carefully before investing.

(1) Source: Lipper Multi-Cap Core Funds Category. Rankings as of September 30, 2005 were as follows, respectively, for the Institutional and Investor Shares of Laudus Rosenberg U.S. Large Capitalization Fund: for the 1-year period: #104 and #121 out of 752 funds; for the 3-year period: #281 and #304 out of 567 funds.
Source: Lipper Small Cap Core Funds Category. Rankings as of September 30, 2005 were as follows, respectively, for the Institutional and Investor Shares of Laudus Rosenberg U.S. Discovery Fund: for the 1-year period: #104 and #113 out of 604 funds; for the 3-year period: #213 and #243 out of 488 funds. Lipper percentile rank reflects the Fund's average annual and cumulative return performance relative to peers. The Lipper rankings change every month and other class ratings may vary.
(PHOTO OF JANA D. THOMPSON)

JANA D. THOMPSON is
President and CEO of
Laudus Funds. Prior to
joining Charles Schwab
& Co., Inc. in 2000,
Jana enjoyed a 16-year
career in asset
management and client
services.

                                              Laudus Trust Semi-Annual Report  1

Management's Discussion for the six months ended September 30, 2005

U.S. MARKET OVERVIEW


The U.S. Equity markets performed well for the six-month period ended September 30, 2005, with the S&P 500 Index rising 5.02% on a total return basis. Small-cap stocks outperformed large-cap stocks for the period, as the small-cap sector enjoyed a strong rally from May through July. Value- and growth-oriented stocks produced similar performance for the period among large-cap stocks, while in the small-cap sector, growth stocks outpaced their value counterparts overall.

Real GDP growth continued, although more slowly than in prior quarters, and corporate earnings were generally positive. Inflation remained under control over the period, with the exception of a jump in the Consumer Price Index (CPI) in August. Despite the resilience of the U.S. economy during this period, a backdrop of persistent concerns, such as high crude oil prices, exacerbated by hurricanes and the Federal Reserve Open Market Committee's series of short-term interest rates hikes, kept a cap on the stock market.

The Energy sector, benefiting from higher prices, was the best performing sector during the report period. Utilities were also strong in part due to an improving regulatory environment and anticipation of increasing consolidation. Information Technology was the third highest performing sector for the period. On the other hand, the poorest performing sectors were Materials and Consumer Discretionary, whose results can be attributed to the slowing economy and high oil prices.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

U.S. EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/05 unless indicated otherwise, and are not annualized. For performance details, see pages 8 through 12.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1,2)
------------------------------------------------------
AXLIX                  AXLVX             Russell
Institutional shares   Investor shares   1000 Index
7.38%                  7.20%             6.08%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND(1)
---------------------------------------------------------
REDIX                   REFIX              Russell 1000
Institutional shares    Investor shares    Growth Index
7.93%                   7.73%              6.57%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND*(1,2)
------------------------------------------------------------
LLCVX                    LCVJX               Russell 1000
Institutional shares     Investor shares     Value Index
12.10%                   11.90%              7.05%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,3)
------------------------------------------------------------
RDISX                    RDIVX               Russell
Institutional shares     Investor shares     2500 Index
9.77%                    9.63%               9.63%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,3)
-------------------------------------------------------------------
(closed to new investors)
USCIX                 LIFUX           BRSCX            Russell
Institutional shares  Adviser shares  Investor shares  2000 Index
7.04%                 6.88%           6.77%            9.21%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

2  Laudus Trust Semi-Annual Report

Management's Discussion continued

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND The Laudus Rosenberg U.S. Large Capitalization Fund Investor Shares were up 7.20%, and the Institutional Shares up 7.38%, both outperforming the Russell 1000(R) Index benchmark return of 6.08% for the report period.

From a performance attribution view, risk factors, stock selection and industry allocation all contributed positively for the period, and in that order. Common risk factor exposures with the largest positive contributions resulted from overweight exposures to Relative Strength and Earnings Variation. The largest negative contributors came from overweighting lower Price/Earnings stocks and underweighting Dividend Yield.

Active industry exposures with the largest positive contributions were overweight positions in Integrated Oil Companies and Construction/Homebuilding. The largest negative contributions among active industry exposures resulted from underweighting Information Technology Hardware and Biotechnology.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND   The Laudus Rosenberg
U.S. Large Capitalization Growth Fund Investor Shares were up 7.73%, and the Institutional Shares up 7.93%, both outperforming the Russell 1000 Growth(R) Index benchmark return of 6.57% for the period.

From a performance attribution view, risk factors, industry allocation and stock selection, in descending order of total contribution, all contributed positively during the period. Common risk factor exposures with the largest positive contributions were an overweight exposure versus the benchmark to Relative Strength and an underweight to Financial Leverage. The largest negative contributors came from being overweight two value-oriented factors, Price/Earnings and Price/Book.

Active industry exposures with the largest positive contributions were overweight positions versus the benchmark in Oil & Coal Resources and Construction/Homebuilding. The largest negative contributors among active industry exposures resulted from underweighting the technology areas of Information Technology Hardware and Software.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND   The Laudus Rosenberg
U.S. Large Capitalization Value Fund commenced operations on May 2, 2005, so total returns reported are since inception and not annualized. The Investor Shares were up 11.90% and the Institutional Shares were up 12.10%, outperforming the Russell 1000 Value(R) Index benchmark return of 7.05%.

From a performance attribution view, industry allocations, risk factors and stock selection all contributed positively for the period, and in that order. The largest positive contributions resulted from overweighting Relative Strength and Earnings Variation relative to the benchmark. The largest negative contributions came from overweighting lower Price/Earnings stocks and Growth as a risk factor relative to the benchmark.

Among industry allocations, the largest positive contributions were the result of overweighting the Oil & Coal Resources and Insurance industries. The largest negative contributions among active industry exposures came from underweighting the Miscellaneous Finance and Electric Utilities industries.

LAUDUS ROSENBERG U.S. DISCOVERY FUND   The Laudus Rosenberg U.S. Discovery Fund
Investor Shares were up 9.63%, and the Institutional Shares up 9.77% for the report period. The Institutional Shares outperformed the Russell 2500(TM) Index benchmark return of 9.63%, while the Investor Shares matched this return.

From a performance attribution view, risk factor and industry exposures contributed positively for the period, with risk exposures providing the largest contribution to excess return. On the other hand, stock selection contributed negatively to fund performance.

Common risk factor exposures with the largest positive contributions were Relative Strength and Earnings Variation, as the Fund was overweight versus the benchmark on both of these positively performing risk factors. The largest negative contributors were overweight exposures to stocks with lower Price/Earnings ratios and an underweight exposure to stocks with high Trading Activity.

Active industry exposures with the largest positive contributions were overweight positions relative to the benchmark in Insurance and Oil & Coal Resources. The largest negative contributors among active industry exposures were underweight positions in REITs and Information Technology Hardware.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND The Laudus Rosenberg U.S. Small Capitalization

                                              Laudus Trust Semi-Annual Report  3

Management's Discussion continued

Fund Investor, Institutional and Adviser Shares were up, respectively, 6.77%, 7.04% and 6.88% for the report period, underperforming the Russell 2000(R) Index benchmark return of 9.21%. Bear in mind that this discussion reflects the fund's performance for only a six-month period. Over the longer term, our management strategy has been effective in producing results that are generally superior to the Fund's benchmark, as shown in the next section of this report.

From a performance attribution view, stock selection and industry exposures contributed negatively, with stock selection detracting the most from the Fund's performance relative to the benchmark. On the other hand, the contribution of risk exposures was positive.

Common risk factor exposures with the largest positive contributions were Relative Strength and Earnings Variation, both of which the Fund was overweight relative to the benchmark. The largest negative contributors came from underweighting stocks with higher Trading Activity and overweighting stocks with lower Price/Earnings ratios.
Active industry exposures with the largest positive contributions were overweight positions in the Insurance and Construction/Homebuilding industries. The largest negative contributors among active industry exposures resulted from underweighting REITs and Biotechnology versus the benchmark.

INTERNATIONAL EQUITY MARKET OVERVIEW

Over the last six months, global markets have endured rising energy prices, interest rates hikes by the U.S. Federal Reserve Open Market Committee, two devastating hurricanes on the U.S. Gulf Coast, and terrorist attacks in London but have still managed to post solid returns. Positive corporate news, continued strong merger and acquisition activity, particularly in Europe, and the Yuan's revaluation all helped to power global markets to multi-year highs during the reporting period.

The Japanese market, after years of sluggishness, advanced to multi-year highs. The Nikkei finished the period up strongly. The Liberal Democratic Party's election victory reinvigorated the Japanese markets as long-hoped-for economic reforms may now be enacted.

European equity markets made strong gains despite the terrorist incidents in London, increasing energy prices and rising rates in the U.S. The strong performance in the European markets was aided by a number of factors, including strong company earnings, increasingly positive economic data from the U.S., and increased merger and acquisition activity.

Asian equity markets generated strong returns relative to their global peers. The revaluation of the Yuan and continued strong global demand for commodities and other basic materials, particularly from China and the U.S., helped drive the Asian markets upward.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

INTERNATIONAL EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/05 and are not annualized. For performance details, see pages 13 through 16.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
                                       MSCI-
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
9.55%                 9.47%            9.61%


LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND(1,2)
--------------------------------------------------------------
ICSIX                 RISIX                      S&P/Citigroup
                                                 World ex
Institutional shares  Investor shares  NGSCexUS  US EMI
9.41%                 9.21%            9.39%     10.36%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

(1) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND   The Laudus Rosenberg International
Equity Fund Investor Shares were up 9.47%, and the Institutional Shares up 9.55% for the report period, both slightly underperform-

4  Laudus Trust Semi-Annual Report

Management's Discussion continued

ing the MSCI EAFE(R) Index benchmark return of 9.61% for the report period.

From a performance attribution view, exposure to risk factors provided an opportunity to capture excess return. The Fund was overweight relative to the benchmark in Relative Strength, a measure of price momentum, which contributed positively to performance. On the other hand, higher-than-benchmark exposure to Dividend Yield Risk was the largest negative contributor to the performance of the fund.

Active industry exposure was a positive contributor to overall return. Overweight positions relative to the benchmark in Oil Distribution and Construction & Homebuilding provided the largest positive industry contributions. Underweight positions in Information Technology Hardware and Drugs & Pharmaceuticals were the largest detractors from the Fund's overall performance.

Our stock selection models are based on estimating fair value of each stock, relative to its peers, and each stock's near term earnings growth potential. Consequently, our investment discipline will naturally have exposures to risk characteristics and industries. Overall stock selection was a slightly negative contributor over the past six months. Stocks which contributed positively were overweight positions in Statoil ASA, Anglo American, and OMV AG. Stocks which contributed negatively were overweight positions in Royal Bank of Scotland, Zurich Financial and Deutsche Telecom.

LAUDUS ROSENBERG INTERNATIONAL SMALL-CAPITALIZATION FUND   The Laudus
International Small-Capitalization Fund Investor Shares were up 9.21%, and the Institutional Shares up 9.41% for the report period, both underperforming the S&P/Citigroup World ex US Extended Market Index (EMI) benchmark return of 10.36%. The benchmark was changed from the Nomura Global Small Cap World ex US Index during the report period to enhance the Fund's ability to implement its principal investment strategy of investing primarily in equity securities of smaller companies that are traded principally in markets outside the United States.

From a performance attribution view, exposure to risk factors provided opportunity to capture excess return. The Fund was overweight relative to the benchmark in Relative Strength, a measure of price momentum, which contributed positively to performance. Higher-than-benchmark exposure to Trading Activity, a measure of trading volume and turnover, was the largest negative contributor to the performance of the fund.

It was active industry exposure, however, that was the largest contributor to the Fund's overall return. Overweight positions versus the benchmark in Oil Distribution and Construction & Homebuilding provided the largest positive industry contributions. Underweight positions in Information Services and Cars & Trucks were the largest detractors from the Fund's performance.

Our stock selection models are based on estimating fair value of each stock, relative to its peers, and each stock's near term earnings growth potential. Our investment discipline will naturally have exposures to risk characteristics and industries. Overall stock selection was a negative contributor over the report period. Stocks which contributed positively were overweight positions in ERG SPA, Dragon Oil and OMV AG. Stocks which had negative contribution for the period were overweight positions in Dyckerhoff AG, Corus Group, and Swiss Life.

LONG/SHORT EQUITY FUNDS PERFORMANCE

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating on these dimensions between the Long and Short sides of the portfolios.

TOTAL RETURNS below are for the six-month period ended 9/30/05 and are not annualized. For performance details, see pages 17 through 22.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT
EQUITY FUND(1,2)
----------------------------------------------------------
                                             90-Day
SSMNX                    RMNIX               Treasury
                                             Bills
Institutional shares     Investor shares     (T-Bills)
1.84%                    1.75%               1.63%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND(2)
----------------------------------------------------------
                                             90-Day
MSMNX                    RMSIX               Treasury
                                             Bills
Institutional shares     Investor shares     (T-Bills)
4.82%                    4.61%               1.63%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND(2,3)
----------------------------------------------------------
                                             90-Day
BMNIX                    BRMIX               Treasury
                                             Bills
Institutional shares     Investor shares     (T-Bills)
0.86%                    0.67%               1.63%

                                              Laudus Trust Semi-Annual Report  5

Management's Discussion continued

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investments in Long/Short funds are more volatile and risky than some other forms on investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, is theoretically unlimited.

Since risk in the Long/Short Funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

(3) Value-based investments are subject to the risk that the broad market may not recognize their value.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND   The
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Investor Shares were up 1.75%, and the Institutional Shares up 1.84% for the report period, both outperforming the benchmark, 90-day T-bills, which returned 1.63%.

From a performance attribution view, risk factors, stock selection and industry allocation all contributed positively for the period, and in that order. Common risk factor exposures with the largest positive contributions resulted from overweight exposures to Relative Strength and Earnings Variation. The largest negative contributors came from overweighting lower Price/Earnings stocks and underweighting Dividend Yield.

Active industry exposures with the largest positive contributions were overweight positions in Integrated Oil Companies and Construction/Homebuilding. The largest negative contributions among active industry exposures resulted from underweighting Information Technology Hardware and Biotechnology.

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND The Global Long/Short Equity Fund Investor Shares were up 4.61%, and the Institutional Shares up 4.82% for the report period, both outperforming the 90-day T-bills benchmark return of 1.63%. The Fund had four months of positive performance and two down months. Performance was distributed across the Long and Short portfolios as well as across the strategies in which the Fund invests. Over the entire period, the Fund's overall exposures to risks and industries helped performance, offset slightly by stock-specific elements.

Over the period, the Fund's positive exposure to stocks with high Relative Strength was the most significant contributor among common equity risk factors. Positive Relative Strength is correlated with near-term earnings growth; thus, exposure to this characteristic emerges from the Fund's focus on earnings, not from a top-down portfolio decision. The Fund benefited from net long positions in energy-related industries such as Oil Drilling and Oil Distribution as well as net long positions in Construction Materials, Utilities, and Insurance. Industry exposures which detracted were net short positions in REITs, Drugs & Pharmaceuticals, and several technology areas.

The Fund's global portfolio is constructed by combining various underlying regionally-focused long/short strate-

6  Laudus Trust Semi-Annual Report

Management's Discussion continued

gies, including strategies that focus on the U.S., Europe and Japan. The Fund's U.S. portfolio may reflect a combination of underlying U.S. long/short strategies that are focused on issuers in particular capitalization ranges or focus on a particular investing style. During the period, the composition of the Fund changed as we began investing in Japan, replacing the U.S.-based Value Long/ Short strategy. While our performance expectations of the Fund as a whole remain the same, we do expect lower volatility of returns as we expect the Japan strategy to have lower correlation with the remaining strategies than the U.S. element it replaced.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND The Value Long/Short Equity Fund Investor Shares were up 0.67%, and the Institutional Shares up 0.86% for the report period, both underperforming the 90-day T-bills benchmark return of 1.63%. Though April was a difficult month for the strategy, subsequent months' performance was positive, and the Manager believes that the current market environment is generally favorable for this strategy.

From an attribution view, returns associated with the Fund's style and industry positioning were positive, while returns attributable to stock-specific differences between the long and short positions were negative. Along the style dimension, the most successful policy was a long bias toward stocks exhibiting greater Relative Strength (a measure of price momentum). Favoring companies with lower-than-average leverage was also rewarded. The Fund's value characteristics (a long bias toward stocks with lower Price/Earnings and Price/Book ratios) were penalized slightly over the period.

The best industry positions were long positions in basic materials and energy-related stocks. Specifically, net long positions in Construction & Homebuilding, Oil & Coal Resources and Oil Drilling added significantly to excess return versus the benchmark. Among the worst industry positions were short positions in REITs, Biotechnology, and Drugs & Pharmaceuticals. In fact, much of the Fund's poor performance in April was attributable to a temporary rotation in the broad stock market away from basic materials and energy into healthcare and drugs.

                                              Laudus Trust Semi-Annual Report  7

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES           RUSSELL 1000(R) INDEX**
                                                                   --------------------           -----------------------
-----------------------------------------------------------  -----------------------------------------------------------
6/19/02                                                                  50000.00                         50000.00
3/03                                                                     41611.00                         41585.00
3/04                                                                     55066.00                         56713.60
3/05                                                                     60383.00                         60819.70
9/05                                                                     64839.00                         64517.50

                                                                      INVESTOR SHARES                RUSSELL 1000(R) INDEX**
                                                                      ---------------                -----------------------
7/31/02                                                                   10000.00                           10000.00
3/03                                                                       9358.00                            9419.00
3/04                                                                      12342.00                           12844.70
3/05                                                                      13480.00                           13774.60
9/05                                                                      14450.00                           14612.10

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                                 SINCE INCEPTION        SINCE INCEPTION
DATE                         6 MONTHS*        1 YEAR        3 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (6/19/02)                    7.38%          18.95%        16.70%             8.24%                    n/a
Investor (7/31/02)             7.20%          18.48%        16.33%               n/a                 12.33%
Russell 1000(R)
  Index**                      6.08%          14.26%        17.65%             8.06%                  9.31%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* Not annualized.

** The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500

Inception Date                    6/19/02          7/31/02

Total Net Assets ($ x 1,000)      $32,090          $6,294
Ticker Symbol                     AXLIX            AXLVX
Cusip                             51855Q101        51855Q853
NAV                               $12.66           $12.66
Expense Ratio(3)                  0.99%            1.35%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 209

Median Market Capitalization ($Wtd. x            $24,981
  1,000,000)
Portfolio Turnover (One year trailing)            130.21%
Price to Earnings (P/E)                            15.74
Price to Book (P/B)                                 2.57
Price to Cash Flow                                 11.78
Beta                                                0.95
Return on Equity                                   18.55%
Five-Year Earnings Growth                          25.07%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Exxon Mobil Corp.                                   3.9%
Bank of America Corp.                               3.4%
ChevronTexaco Corp.                                 3.2%
ConocoPhillips                                      3.0%
Hewlett-Packard Co.                                 2.6%
Home Depot, Inc.                                    2.5%
UnitedHealth Group, Inc.                            2.4%
Altria Group, Inc.                                  2.3%
Time Warner, Inc.                                   2.1%
Citigroup, Inc.                                     2.1%
TOTAL                                              27.5%

PORTFOLIO COMPOSITION(2) % of Net Assets

--------------------------------------------------------

SECTOR WEIGHTINGS
[PIE GRAPH]

                         CONSUMER                   INFORMATION     HEALTH                    CONSUMER
FINANCIALS             DISCRETIONARY     ENERGY     TECHNOLOGY       CARE      INDUSTRIALS    STAPLES     MATERIALS    UTILITIES
----------             -------------     ------     -----------     ------     -----------    --------    ---------    ---------
20                          16            15.1          13           12.3          9.3          4.6          3.7          3.7

                  TELECOMMUNICATIONS
                      SERVICES
                  ------------------
                          2.3

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

8  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------


                                                                                                   RUSSELL 1000(R) GROWTH
                                                                   INSTITUTIONAL SHARES                   INDEX**
                                                                   --------------------            ----------------------
6/7/00                                                                   50000.00                         50000.00
3/01                                                                     38643.00                         31665.00
3/02                                                                     39297.00                         31031.70
3/03                                                                     30384.00                         22724.50
3/04                                                                     40361.00                         30039.50
3/05                                                                     41740.00                         30391.00
9/05                                                                     45051.00                         32387.70

                                                                      INVESTOR SHARES             RUSSELL 1000(R) GROWTH INDEX**
                                                                      ---------------             ------------------------------
8/15/03                                                                   10000.00                           10000.00
3/04                                                                      11450.00                           11284.00
3/05                                                                      11810.00                           11416.00
9/05                                                                      12723.00                           12166.10

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                     SINCE INCEPTION     SINCE INCEPTION
DATE                      6 MONTHS*     1 YEAR     5 YEAR      INSTITUTIONAL         INVESTOR
Institutional
  (6/7/00)                  7.93%       14.09%     -1.55%         -1.94%                 n/a
Investor (8/15/03)          7.73%       13.70%        n/a            n/a              11.99%
Russell 1000(R)
  Growth Index**            6.57%       11.60%     -8.64%         -7.84%               9.65%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* Not annualized.

** The Russell 1000 Growth(R) Index measures the performance of those Russell
   1000 companies with higher price-to-book ratios and higher forecasted growth values.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           8/15/03

Total Net Assets ($ x 1,000)      $14,820          $1,911
Ticker Symbol                     REDIX            REFIX
Cusip                             51855Q200        51855Q846
NAV                               $8.71            $8.78
Expense Ratio(3)                  0.99%            1.33%

FUND CHARACTERISTICS (2)
--------------------------------------------------------
Number of Securities                                 326

Median Market Capitalization ($Wtd. x            $34,760
  1,000,000)
Portfolio Turnover (One year trailing)             75.42%
Price to Earnings (P/E)                            21.75
Price to Book (P/B)                                 3.91
Price to Cash Flow                                 16.28
Beta                                                1.00
Return on Equity                                   20.90%
Five-Year Earnings Growth                          22.30%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Johnson & Johnson                                   3.7%
General Electric Co.                                3.5%
Microsoft Corp.                                     3.0%
Procter & Gamble Co.                                2.2%
Intel Corp.                                         1.8%
Amgen, Inc.                                         1.8%
PepsiCo, Inc.                                       1.7%
Dell, Inc.                                          1.5%
Home Depot, Inc.                                    1.5%
UnitedHealth Group, Inc.                            1.4%
TOTAL                                              22.1%

PORTFOLIO COMPOSITION(2) % of Net Assets

--------------------------------------------------------

SECTOR WEIGHTINGS

                       INFORMATION     CONSUMER                                  CONSUMER
HEALTH CARE            TECHNOLOGY    DISCRETIONARY   INDUSTRIALS   FINANCIALS    STAPLES       ENERGY     MATERIALS    UTILITIES
-----------            -----------   -------------   -----------   ----------    --------      ------     ---------    ---------
20.3                      18.2           17.6           13.1          9.8          9.1          5.6          4.5          1.3

                TELECOMMUNICATIONS
                      SERVICES
                ------------------
                       0.5

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                              Laudus Trust Semi-Annual Report  9

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Value Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES        RUSSELL 1000(R) VALUE INDEX**
                                                                   --------------------        -----------------------------
-----------------------------------------------------------  -----------------------------------------------------------
5/2/05                                                                   50000.00                         50000.00
5/05                                                                     51450.00                         50970.00
6/05                                                                     52500.00                         51525.60
7/05                                                                     54550.00                         53014.70
8/05                                                                     54650.00                         52786.70
9/05                                                                     56050.00                         53525.70

                                                                      INVESTOR SHARES             RUSSELL 1000(R) VALUE INDEX**
                                                                      ---------------             -----------------------------
5/2/05                                                                    10000.00                           10000.00
5/05                                                                      10290.00                           10194.00
6/05                                                                      10490.00                           10305.10
7/05                                                                      10900.00                           10602.90
8/05                                                                      10910.00                           10557.30
9/05                                                                      11190.00                           10705.10

AGGREGATE TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND                        SINCE               SINCE
INCEPTION                      INCEPTION           INCEPTION
DATE                         INSTITUTIONAL*        INVESTOR*
Institutional
  (5/2/05)                       12.10%              n/a
Investor (5/2/05)                   n/a            11.90%
Russell 1000(R) Value
  Index**                         7.05%             7.05%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Value-based investments are subject to the risk that the broad market may not recognize their value.

Investors cannot invest directly in any index.

* Not annualized. For the period May 2, 2005 (commencement of operations) through September 30, 2005.

** The Russell 1000 Value(R) Index measures the performance of those Russell
   1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    5/2/05           5/2/05

Total Net Assets ($ x 1,000)      $5,880           $101
Ticker Symbol                     LLCVX            LCVJX
Cusip                             51855Q713        51855Q721
NAV                               $11.21           $11.19
Expense Ratio(3)                  0.00%            0.36%

FUND CHARACTERISTICS (2)
--------------------------------------------------------
Number of Securities                                 166

Median Market Capitalization ($Wtd. x            $30,256
  1,000,000)
Portfolio Turnover                                 48.37%
Price to Earnings (P/E)                            13.07
Price to Book (P/B)                                 2.03
Price to Cash Flow                                  8.85
Beta                                                0.91
Return on Equity                                   17.55%
Five-Year Earnings Growth                          18.69%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Citigroup, Inc.                                     5.1%
Exxon Mobil Corp.                                   4.6%
Bank of America Corp.                               4.1%
ChevronTexaco Corp.                                 3.7%
ConocoPhillips                                      2.3%
Pfizer, Inc.                                        2.1%
Apple Computer, Inc.                                2.0%
Hewlett-Packard Co.                                 2.0%
Time Warner, Inc.                                   1.8%
Wachovia Corp.                                      1.6%
TOTAL                                              29.3%

PORTFOLIO COMPOSITION(2) % of Net Assets

--------------------------------------------------------

SECTOR WEIGHTINGS

                                      CONSUMER        HEALTH     INFORMATION                               CONSUMER
FINANCIALS               ENERGY     DISCRETIONARY      CARE      TECHNOLOGY    UTILITIES    INDUSTRIALS    STAPLES
----------               ------     -------------     ------     -----------   ---------    -----------    --------
29.7                      22.6          10.9           8.8           7.3          5.1           4.6          4.3

                       TELECOMMUNICATIONS
                            SERVICES        MATERIALS
                       ------------------   ---------
                                4              2.7

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. Effective November 1, 2005, the Manager has agreed to limit annual expenses exclusive of nonrecurring account fees, extraordinary expenses, interest expense, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder services fees, to 0.99%.

10  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES           RUSSELL 2500(TM) INDEX**
                                                                   --------------------           ------------------------
-----------------------------------------------------------  -----------------------------------------------------------
9/4/01                                                                   50000.00                         50000.00
3/02                                                                     55626.00                         54310.00
3/03                                                                     47932.00                         41275.60
3/04                                                                     74726.00                         66301.00
3/05                                                                     82183.00                         71744.30
9/05                                                                     90216.00                         78653.30

                                                                      INVESTOR SHARES                RUSSELL 2500(TM) INDEX**
                                                                      ---------------                ------------------------
10/3/01                                                                   10000.00                           10000.00
3/02                                                                      11834.00                           12175.00
3/03                                                                      10179.00                            9253.00
3/04                                                                      15799.00                           14863.10
3/05                                                                      17331.00                           16083.40
9/05                                                                      19001.00                           17632.20

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                                 SINCE INCEPTION        SINCE INCEPTION
DATE                         6 MONTHS*        1 YEAR        3 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (9/4/01)                     9.77%          22.99%        23.66%            15.60%                    n/a
Investor (10/3/01)             9.63%          22.61%        23.30%               n/a                 17.45%
Russell 2500(TM)
  Index**                      9.63%          21.29%        24.91%            11.76%                 15.26%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* Not annualized.

** The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     9/4/01           10/3/01

Total Net Assets ($ x 1,000)       $442,155         $195,171
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $17.52           $17.41
Expense Ratio(3)                   1.14%            1.49%

FUND CHARACTERISTICS (2)
--------------------------------------------------------
Number of Securities                                1022

Median Market Capitalization ($Wtd. x 1,000,000)  $2,075
Portfolio Turnover (One year trailing)             85.80%
Price to Earnings (P/E)                            18.64
Price to Book (P/B)                                 2.16
Price to Cash Flow                                 12.39
Beta                                                1.14
Return on Equity                                   12.78%
Five-Year Earnings Growth                          26.64%

--------------------------------------------------------
TOP EQUITY HOLDINGS(2) % of Net Assets
Intersil Corp.                                      1.0%
Radian Group, Inc.                                  1.0%
Monster Worldwide, Inc.                             1.0%
Bausch & Lomb, Inc.                                 1.0%
Grant Prideco, Inc.                                 1.0%
Invitrogen Corp.                                    0.9%
Allegheny Technology, Inc.                          0.9%
Cummins, Inc.                                       0.9%
Harris Corp.                                        0.9%
Urban Outfitters, Inc.                              0.9%
TOTAL                                               9.5%

PORTFOLIO COMPOSITION(2) % of Net Assets

--------------------------------------------------------

SECTOR WEIGHTINGS

CONSUMER                                          INFORMATION     HEALTH                                             CONSUMER
DISCRETIONARY          FINANCIALS   INDUSTRIALS   TECHNOLOGY       CARE      MATERIALS      ENERGY     UTILITIES     STAPLES
-------------          ----------   -----------   -----------     ------     ---------      ------     ---------     --------
21.5                       18          15.5          12.8          11.8          8           5.5          3.5          2.3

                       TELECOMMUNICATIONS
                           SERVICES
                       ------------------
                          1.1

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                             Laudus Trust Semi-Annual Report  11

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES             RUSSELL 2000(R) INDEX**
                                                                    --------------------             -----------------------
9/30/95                                                                   50000.00                           50000.00
9/96                                                                      59442.00                           56570.00
9/97                                                                      87438.00                           75345.60
9/98                                                                      73956.00                           61014.90
9/99                                                                      82927.00                           72650.40
9/00                                                                      96555.00                           89643.30
9/01                                                                      96481.00                           70630.00
9/02                                                                     100522.00                           64061.40
9/03                                                                     125847.00                           87443.80
9/04                                                                     153351.00                          103857.00
9/05                                                                     182142.00                          122499.00

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES                RUSSELL 2000(R) INDEX**
                                                                       --------------                -----------------------
1/21/97                                                                  100000.00                          100000.00
3/97                                                                      96748.00                           91790.00
3/98                                                                     139800.00                          130351.00
3/99                                                                     110858.00                          109156.00
3/00                                                                     145228.00                          149860.00
3/01                                                                     143148.00                          126887.00
3/02                                                                     176951.00                          144625.00
3/03                                                                     146245.00                          105620.00
3/04                                                                     228919.00                          173037.00
3/05                                                                     249788.00                          182398.00
9/05                                                                     266963.00                          199197.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                RUSSELL 2000(R) INDEX**
                                                                      ---------------                -----------------------
10/22/96                                                                  10000.00                           10000.00
3/97                                                                      10684.00                            9988.00
3/98                                                                      15430.00                           14184.00
3/99                                                                      12229.00                           11877.60
3/00                                                                      16027.00                           16306.80
3/01                                                                      15783.00                           13807.00
3/02                                                                      19493.00                           15737.20
3/03                                                                      16098.00                           11492.90
3/04                                                                      25177.00                           18828.80
3/05                                                                      27443.00                           19847.40
9/05                                                                      29300.00                           21675.40

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                      SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
CLASS AND INCEPTION DATE      6 MONTHS*   1 YEAR   5 YEAR   10 YEAR    INSTITUTIONAL        ADVISER          INVESTOR
Institutional (2/22/89)         7.04%     18.77%   13.53%   13.80%        14.34%               n/a               n/a
Adviser (1/21/97)               6.88%     18.43%   13.27%      n/a           n/a            11.96%               n/a
Investor (10/22/96)             6.77%     18.20%   13.17%      n/a           n/a               n/a            12.78%
Russell 2000(R) Index**         9.21%     17.95%    6.45%    9.37%        10.81%             8.25%             9.04%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* Not annualized.

** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $50,000          $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96

Total Net Assets ($ x  $902,633         $41,062      $304,839
  1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $14.45           $14.30       $14.20
Expense Ratio(3)       1.06%            1.28%        1.40%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 777

Median Market Capitalization ($Wtd. x 1,000,000)    $948
Portfolio Turnover (One year trailing)             65.96%
Price to Earnings (P/E)                            19.71
Price to Book (P/B)                                 1.95
Price to Cash Flow                                 12.52
Beta                                                1.15
Return on Equity                                   10.77%
Five-Year Earnings Growth                          26.62%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Frontier Oil Corp.                                  1.3%
Walter Industrials, Inc.                            1.2%
Lennox International, Inc.                          1.1%
Aviall, Inc.                                        1.1%
United Therapeutics Corp.                           1.1%
Granite Construction                                1.1%
Veritas DGC, Inc.                                   1.0%
Microsemi Corp.                                     1.0%
Earthlink, Inc.                                     0.9%
Universal Forest Products                           0.9%
TOTAL                                              10.7%

PORTFOLIO COMPOSITION(2) % of Net Assets

--------------------------------------------------------

SECTOR WEIGHTINGS

                         CONSUMER                   INFORMATION     HEALTH                                CONSUMER
INDUSTRIALS            DISCRETIONARY   FINANCIALS   TECHNOLOGY       CARE      MATERIALS      ENERGY      STAPLES     UTILITIES
-----------            -------------   ----------   -----------     ------     ---------      ------      --------    ---------
18.4                       18.1            18          14.3          9.7          7.9          5.7          4.2           3

                       TELECOMMUNICATIONS
                            SERVICES
                       ------------------
                               0.7

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

12  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                MSCI-EAFE INDEX**
                                                                    --------------------                -----------------
6/7/00                                                                    50000.00                           50000.00
3/01                                                                      40750.00                           38140.00
3/02                                                                      37342.00                           35004.90
3/03                                                                      29625.00                           26971.30
3/04                                                                      45566.00                           42655.10
3/05                                                                      52109.00                           49258.10
9/05                                                                      57087.00                           53991.80

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                  MSCI-EAFE(R) INDEX**
                                                                      ---------------                  --------------------
12/5/00                                                                   10000.00                          10000.00
3/01                                                                       9053.00                           8684.00
3/02                                                                       8254.00                           7970.18
3/03                                                                       6544.00                           6141.02
3/04                                                                      10052.00                           9712.02
3/05                                                                      11438.00                          11215.40
9/05                                                                      12521.00                          12293.20

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                 SINCE INCEPTION        SINCE INCEPTION
CLASS AND INCEPTION DATE            6 MONTHS*        1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional (6/7/00)                9.55%          25.73%         4.53%             2.53%                    n/a
Investor (12/5/00)                    9.47%          25.45%           n/a               n/a                  4.77%
MSCI EAFE(R) Index**                  9.61%          26.32%         3.55%             1.45%                  4.37%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Investors cannot invest directly in any index.

* Not annualized.

** The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
   EAFE(R) Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    6/7/00           12/5/00

Total Net Assets ($ x 1,000)      $18,410          $12,648
Ticker Symbol                     REQIX            RIEIX
Cusip                             51855Q507        51855Q812
NAV                               $10.55           $10.52
Expense Ratio(3)                  1.34%            1.72%

FUND CHARACTERISTICS (2)
--------------------------------------------------------
Number of Securities                                 334

Median Market Capitalization ($Wtd. x            $27,640
  1,000,000)
Portfolio Turnover (One year trailing)             64.60%
Price to Earnings (P/E)                            16.35
Price to Book (P/B)                                 1.79
Price to Cash Flow                                  8.61
Beta                                                1.01
Return on Equity                                   11.61%
Five-Year Earnings Growth                          14.81%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Vodafone Group plc                                  2.4%
Eni S.p.A.                                          2.0%
UBS AG                                              1.7%
Royal Bank of Scotland Group plc                    1.6%
Anglo American plc                                  1.5%
Banco Santander Central Hispano SA                  1.4%
HBOS plc                                            1.4%
BNP Paribas                                         1.4%
Royal Dutch Shell plc, Class B                      1.3%
BP plc                                              1.3%
TOTAL                                              16.0%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                             Laudus Trust Semi-Annual Report  13

Performance and Fund Facts  continued

Laudus Rosenberg International Equity Fund as of 9/30/05 (Unaudited)

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS

                                                                 CONSUMER      TELECOMMUNICATIONS     HEALTH
FINANCIALS               ENERGY     MATERIALS    INDUSTRIALS   DISCRETIONARY        SERVICES           CARE      UTILITIES
----------               ------     ---------    -----------   -------------   ------------------     ------     ---------
28.8                       13          12.2          9.7            9.4                8.1             6.1          5.6

                        CONSUMER    INFORMATION
                        STAPLES     TECHNOLOGY
                        --------    -----------
                          4.5           2.6

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

COUNTRY WEIGHTINGS

UNITED
KINGDOM                 JAPAN      FRANCE    SWITZERLAND   GERMANY     SPAIN     AUSTRALIA    ITALY      SWEDEN    BELGIUM
-------                 -----      ------    -----------   -------     -----     ---------    -----      ------    -------
23.2                     22.2       8.8          8.2          7         5.9          5          4         2.9        1.9

                                    HONG                  OTHER
                       FINLAND      KONG      NORWAY    COUNTRIES
                       -------      ----      ------    ---------
                         1.8        1.6        1.6          6

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

14  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 9/30/05
(Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                                                         S&P/CITIGROUP WORLD
                                                   INSTITUTIONAL SHARES         NGSCEXUS INDEX**            EX US EMI ***
                                                   --------------------         ----------------         -------------------
9/23/96                                                  50000.00                   50000.00                   50000.00
3/97                                                     50650.00                   49560.00                   48865.00
3/98                                                     51922.00                   49788.00                   52862.20
3/99                                                     47336.00                   44161.90                   51308.00
3/00                                                     62500.00                   53502.20                   63734.80
3/01                                                     55760.00                   44995.30                   50050.90
3/02                                                     53086.00                   43011.00                   50061.00
3/03                                                     50242.00                   39325.00                   41765.90
3/04                                                     89115.00                   70863.60                   73645.70
3/05                                                    112747.00                   88211.10                   89914.10
9/05                                                    123361.00                   96494.10                   99229.20

                                                                                                         S&P/CITIGROUP WORLD EX
                                                     INVESTOR SHARES            NGSCEXUS INDEX**                US EMI***
                                                     ---------------            ----------------         ----------------------
10/29/96                                                10000.00                    10000.00                    10000.00
3/97                                                    10090.00                     9909.00                     9791.00
3/98                                                    10314.00                     9954.58                    10591.90
3/99                                                     9369.00                     8829.71                    10280.50
3/00                                                    12317.00                    10697.20                    12770.40
3/01                                                    10952.00                     9072.29                    10028.60
3/02                                                    10396.00                     8672.21                    10030.60
3/03                                                     9821.00                     7929.00                     8368.56
3/04                                                    17375.00                    14288.10                    14756.30
3/05                                                    21919.00                    17785.80                    18015.90
9/05                                                    23937.00                    19455.90                    19882.40

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

      CLASS AND
      INCEPTION                                                           SINCE INCEPTION        SINCE INCEPTION
        DATE                 6 MONTHS*        1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (9/23/96)                    9.41%          37.15%        15.30%            10.53%                    n/a
Investor (10/29/96)            9.21%          36.58%        14.96%               n/a                 10.28%
NGSCexUS**                     9.39%          33.28%        14.19%             7.56%                  7.64%
S&P/ Citigroup World
  ex US EMI***                10.36%          33.47%        10.84%             7.89%                  8.00%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* Not annualized.

** The Nomura Global Small Cap World ex US Index (NGSC ex US) is an unmanaged index of non-U.S. small-capitalization companies. The universe consists of small companies (approximately the bottom 15% by market capitalization in each market) in 22 developed countries.

*** S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares
------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/23/96          10/29/96

Total Net Assets ($ x 1,000)      $349,641         $527,646
Ticker Symbol                     ICSIX            RISIX
Cusip                             51855Q606        51855Q796
NAV                               $18.48           $18.27
Expense Ratio(3)                  1.42%            1.78%

FUND CHARACTERISTICS (2)
--------------------------------------------------------
Number of Securities                                 973

Median Market Capitalization ($Wtd. x 1,000,000)  $1,903
Portfolio Turnover (One year trailing)            106.09%
Price to Earnings (P/E)                            19.50
Price to Book (P/B)                                 1.41
Price to Cash Flow                                  8.48
Beta                                                0.95
Return on Equity                                    7.49%
Five-Year Earnings Growth                           9.12%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
VNU NV                                              0.8%
ERG S.p.A.                                          0.8%
DSM NV                                              0.8%
Fresenius AG                                        0.7%
Degussa AG                                          0.7%
Friends Provident plc                               0.7%
Ciments Francais                                    0.7%
Hanson plc                                          0.7%
Shire Pharmaceuticals plc                           0.7%
Corus Group plc                                     0.7%
TOTAL                                               7.3%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                             Laudus Trust Semi-Annual Report  15

Performance and Fund Facts  continued

Laudus Rosenberg International Small Capitalization Fund as of 9/30/05
(Unaudited)

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS

                         CONSUMER                                   HEALTH                   CONSUMER    INFORMATION
FINANCIALS             DISCRETIONARY   INDUSTRIALS   MATERIALS       CARE        ENERGY      STAPLES     TECHNOLOGY    UTILITIES
----------             -------------   -----------   ---------      ------       ------      --------    -----------   ---------
22.1                        20            19.5           15          6.7          5.1          4.3           2.9          2.5

                       TELECOMMUNICATIONS
                            SERVICES
                       ------------------
                               1.9

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS

                        UNITED
JAPAN                  KINGDOM    SWITZERLAND    FRANCE     CANADA     ITALY     GERMANY    AUSTRALIA    SWEDEN    NETHERLANDS
-----                  -------    -----------    ------     ------     -----     -------    ---------    ------    -----------
20.7                     20.5         6.9         6.3        5.6        5.5        5.3         4.4        3.2          3.1

                                   SOUTH                  OTHER
                        SPAIN      KOREA     FINLAND    COUNTRIES
                        -----      -----     -------    ---------
                         3.1        2.9        2.6         9.9

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

16  Laudus Trust Semi-Annual Report

Performance and Fund Facts
Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
10/19/98                                                                  50000                             50000
3/99                                                                      52569                             51005
3/00                                                                      57731                           53529.7
3/01                                                                      54969                           56623.8
3/02                                                                      60025                           58350.8
3/03                                                                      67769                           59243.6
3/04                                                                      63589                           59812.3
3/05                                                                      67357                           60924.8
9/05                                                                      68594                           61917.9

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                   10000                               10000
3/99                                                                       10471                               10169
3/00                                                                       11454                             10672.4
3/01                                                                       10875                             11289.2
3/02                                                                       11850                             11633.5
3/03                                                                       13330                             11811.5
3/04                                                                       12469                             11924.9
3/05                                                                       13158                             12146.7
9/05                                                                       13388                             12344.7

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                                 SINCE INCEPTION        SINCE INCEPTION
DATE                         6 MONTHS*        1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (10/19/98)                   1.84%          8.98%         4.57%              4.66%                    n/a
Investor (11/11/98)            1.75%          8.67%         4.25%                n/a                  4.33%
90 day T-bills                 1.63%          2.83%         2.35%              3.12%                  3.11%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk and volatility.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

FUND OVERVIEW(2)                  Institutional    Investor
                                     Shares         Shares

------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    10/19/98         11/11/98

Total Net Assets ($ x 1,000)      $12,864          $7,222
Ticker Symbol                     SSMNX            RMNIX
Cusip                             51855Q804        51855Q770
NAV                               $11.65           $11.66
Expense Ratio(3)                  2.57%            2.86%
Expense Ratio(4)                  1.24%            1.61%

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                       89           80
Median Market Capitalization          $16,374      $16,351
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year           180.68%      132.60%
  trailing)
Price to Earnings (P/E)                 16.05         29.5
Price to Book (P/B)                      2.56         3.49
Price to Cash Flow                      10.39        16.82
Beta                                     0.92         1.01
Return on Equity                        18.06%       12.64%
Five-Year Earnings Growth               27.05%       15.62%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

                                             Laudus Trust Semi-Annual Report  17

Performance and Fund Facts  continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/05 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets                 Long
------------------------------------------------------------

Bank of America Corp.                                   4.0%
Altria Group, Inc.                                      2.9%
Xto Energy, Inc.                                        2.8%
Anadarko Petroleum Corp.                                2.7%
Occidental Petroleum Corp.                              2.6%
Burlington Northern Santa                               2.6%
Unitedhealth Group, Inc.                                2.5%
Prudential Financial, Inc.                              2.5%
Coach, Inc.                                             2.4%
Motorola, Inc.                                          2.4%
TOTAL                                                  27.4%

TOP EQUITY HOLDINGS(1) % of Net Assets                Short
------------------------------------------------------------

General Electric Co.                                   -4.2%
Ebay, Inc.                                             -2.8%
Goldman Sachs Group, Inc.                              -2.4%
United Parcel Service, Inc.                            -2.3%
Linear Technology Corp.                                -2.3%
Progressive Corp.                                      -2.3%
Marsh & McLennan Cos., Inc.                            -2.2%
Electronic Arts, Inc.                                  -2.1%
Eli Lilly & Co.                                        -2.1%
Verizon Communications                                 -2.0%
TOTAL                                                 -24.7%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS

CONSUMER                                          INFORMATION                  HEALTH      CONSUMER
DISCRETIONARY          FINANCIALS   INDUSTRIALS   TECHNOLOGY      ENERGY        CARE       STAPLES     UTILITIES    MATERIALS
-------------          ----------   -----------   -----------     ------       ------      --------    ---------    ---------
20.9                      19.2         13.3          12.3          11.6         6.3          5.7          4.6          4.2

                       TELECOMMUNICATIONS
                            SERVICES
                       ------------------
                               1.9

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

                          CONSUMER      INFORMATION     HEALTH       CONSUMER                                 TELECOMMUNICATIONS
FINANCIALS              DISCRETIONARY   TECHNOLOGY       CARE         STAPLES     INDUSTRIALS    UTILITIES         SERVICES
----------              -------------   -----------     ------       --------     -----------    ---------    ------------------
29.9                        16.60          12.50         12.40         10.10         7.30          6.10              3.30


                         MATERIALS
                         ---------
                           1.80

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

18  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
9/29/00                                                                   50000                             50000
3/01                                                                      48218                             51435
3/02                                                                      54106                           53003.8
3/03                                                                      63275                           53814.7
3/04                                                                      60236                           54331.3
3/05                                                                      61942                           55341.9
9/05                                                                      64927                             56244

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
8/23/01                                                                    10000                               10000
3/02                                                                       10358                               10168
3/03                                                                       12076                             10323.6
3/04                                                                       11462                             10422.7
3/05                                                                       11748                             10492.5
9/05                                                                       12290                             10687.7

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

      CLASS AND
      INCEPTION                                                    SINCE INCEPTION       SINCE INCEPTION
        DATE             6 MONTHS*       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR

Institutional
  (9/29/00)                4.82%         8.94%        5.36%             5.36%                   n/a
Investor (8/23/01)         4.61%         8.48%          n/a               n/a                 5.15%
90 day T-bills             1.63%         2.83%        2.35%             2.38%                 1.87%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                     Shares         Shares

------------------------------------------------------------
Initial Investment                $50,000          $2,500
Inception Date                    9/29/00          8/23/01

Total Net Assets ($ x 1,000)      $21,556          $8,130
Ticker Symbol                     MSMNX            RMSIX
Cusip                             51855Q879        51855Q754
NAV                               $12.18           $12.02
Expense Ratio(3)                  3.92%            4.28%
Expense Ratio(4)                  1.99%            2.33%

FUND CHARACTERISTICS (2)                Long        Short
-----------------------------------------------------------
Number of Securities                      524          531

Median Market Capitalization           $10,567     $10,717
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year           196.52%      153.20%
  trailing)
Price to Earnings (P/E)                 22.52        23.39
Price to Book (P/B)                      2.12         2.85
Price to Cash Flow                      11.35        12.51
Beta                                     1.07         1.05
Return on Equity                        10.06%       13.22%
Five-Year Earnings Growth               18.30%       17.81%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense and dividends on securities sold short.

                                             Laudus Trust Semi-Annual Report  19

Performance and Fund Facts  continued

Laudus Rosenberg Global Long/Short Equity Fund as of 9/30/05 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Unitedhealth Group, Inc.                            1.0%
Motorola, Inc.                                      0.9%
Bank of America Corp.                               0.9%
Marvell Technology Group Ltd.                       0.6%
CVS Corp.                                           0.6%
TXU Corp.                                           0.6%
Caterpillar, Inc.                                   0.6%
Amgen, Inc.                                         0.6%
Xto Energy, Inc.                                    0.6%
Occidental Petroleum Corp.                          0.5%
TOTAL                                               6.9%
TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
General Electric Co.                                -1.8%
Wal-Mart Stores, Inc.                               -1.3%
Eli Lilly & Co.                                     -0.9%
Microsoft Corp.                                     -0.8%
Amazon.Com, Inc.                                    -0.7%
Progressive Corp.                                   -0.7%
Zimmer Holdings, Inc.                               -0.7%
Newmont Mining Corp.                                -0.7%
Wm. Wrigley Jr. Co.                                 -0.7%
Electronic Arts, Inc.                               -0.7%
TOTAL                                               -9.0%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

                                       CONSUMER                   INFORMATION     HEALTH                   CONSUMER
FINANCIALS             INDUSTRIALS   DISCRETIONARY     ENERGY     TECHNOLOGY       CARE      MATERIALS     STAPLES     UTILITIES
----------             -----------   -------------     ------     -----------     ------     ---------     --------    ---------
18                        16.6            15            10.4         10.3          8.7          8.5          6.5           4

                       TELECOMMUNICATIONS
                            SERVICES
                       ------------------
                                2

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--LONG HOLDINGS

UNITED                             UNITED
STATES                  JAPAN     KINGDOM     FRANCE     ITALY     GERMANY    SWITZERLAND    SPAIN     NETHERLANDS    SWEDEN
------                  -----     -------     ------     -----     -------    -----------    -----     -----------    ------
50.4                     25.2       6.9        2.6        2.4        2.4          2.3          2           1.1          1


                       BELGIUM    IRELAND     NORWAY    DENMARK    FINLAND    AUSTRIA
                       -------    -------     ------    -------    -------    -------
                         0.9        0.9        0.6        0.5        0.4        0.4

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

CONSUMER                                            HEALTH     INFORMATION    CONSUMER                 TELECOMMUNICATIONS
DISCRETIONARY          FINANCIALS   INDUSTRIALS      CARE      TECHNOLOGY     STAPLES     MATERIALS         SERVICES
-------------          ----------   -----------     ------     -----------    --------    ---------    ------------------
21.8                      19.3         13.9          12.4         12.2          8.8          7.4               2.4


                       UTILITIES      ENERGY
                       ---------      ------
                          1.8           0

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--SHORT POSITIONS

UNITED                             UNITED
STATES                  JAPAN     KINGDOM     FRANCE     ITALY     GERMANY    BELGIUM     SWEDEN     SPAIN     NETHERLANDS
------                  -----     -------     ------     -----     -------    -------     ------     -----     -----------
50.6                    25.00       7.50       3.20       3.00       2.20       1.70       1.40       1.30        1.30


                       DENMARK     NORWAY    FINLAND    SWITZERLAND   IRELAND
                       -------     ------    -------    -----------   -------
                         1.10       0.90       0.40        0.20         0.20

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

20  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/05 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)                $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------


                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
12/16/97                                                                  50000                             50000
3/98                                                                      49850                           50753.6
3/99                                                                      46207                           53179.7
3/00                                                                      39678                           55812.1
3/01                                                                      46012                             59038
3/02                                                                      52236                           60838.7
3/03                                                                      61097                           61769.5
3/04                                                                      57541                           62362.5
3/05                                                                      61272                           63522.4
9/05                                                                      61797                           64557.8

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                   10000                               10000
3/98                                                                        9960                               10147
3/99                                                                        9197                               10632
3/00                                                                        7872                             11158.3
3/01                                                                        9091                             11803.3
3/02                                                                       10295                             12163.3
3/03                                                                       11997                             12349.4
3/04                                                                       11284                             12467.9
3/05                                                                       11974                             12699.8
9/05                                                                       12055                             12906.8

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

      CLASS AND
      INCEPTION                                                           SINCE INCEPTION        SINCE INCEPTION
        DATE                 6 MONTHS*        1 YEAR        5 YEAR         INSTITUTIONAL            INVESTOR
Institutional
  (12/16/97)                   0.86%          5.16%         8.86%              2.76%                    n/a
Investor (12/18/97)            0.67%          4.80%         8.55%                n/a                  2.43%
90 day T-bills                 1.63%          2.83%         2.35%              3.34%                  3.33%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Value-based investments are subject to the risk that the broad market may not recognize their value.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $2,500
Inception Date                     12/16/97         12/18/97

Total Net Assets ($ x 1,000)       $144,041         $43,129
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.60           $10.48
Expense Ratio(3)                   3.00%            3.32%
Expense Ratio(4)                   1.74%            2.07%

FUND CHARACTERISTICS (2)              Long         Short
----------------------------------------------------------
Number of Securities                     898          508
Median Market Capitalization         $ 2,375       $2,279
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year          170.98%       88.00%
  trailing)
Price to Earnings (P/E)                 20.6        49.19
Price to Book (P/B)                     2.16          2.9
Price to Cash Flow                     12.96        18.35
Beta                                    1.19         1.28
Return on Equity                       11.44%        6.06%
Five-Year Earnings Growth              25.62%       10.82%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects any applicable contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

                                             Laudus Trust Semi-Annual Report  21

Performance and Fund Facts  continued

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/05 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Everest Re Group Ltd.                               0.9%
Pulte Homes, Inc.                                   0.9%
BMC Software, Inc.                                  0.9%
Ultra Petroleum Corp.                               0.9%
Invitrogen Corp.                                    0.9%
Bausch & Lomb, Inc.                                 0.8%
WebMD Corp.                                         0.8%
Autodesk, Inc.                                      0.8%
W.W. Grainger, Inc.                                 0.8%
Intersil Corp.                                      0.8%
TOTAL                                               8.5%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
Plum Creek Timber Co., Inc.                         -1.0%
E*Trade Financial Corp.                             -1.0%
Willis Group Holdings Ltd.                          -0.9%
General Growth Properties, Inc.                     -0.9%
Amylin Pharmaceuticals, Inc.                        -0.9%
Applera Corp.                                       -0.9%
Avalonbay Communities, Inc.                         -0.9%
ChoicePoint, Inc.                                   -0.8%
Janus Capital Group, Inc.                           -0.8%
NAVTEQ Corp.                                        -0.8%
TOTAL                                               -8.9%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

CONSUMER                                          INFORMATION     HEALTH                                CONSUMER
DISCRETIONARY          FINANCIALS   INDUSTRIALS   TECHNOLOGY       CARE      MATERIALS      ENERGY      STAPLES     UTILITIES
-------------          ----------   -----------   -----------     ------     ---------      ------      --------    ---------
21.4                       19           17           13.5          11.6         8.8          3.6          2.8          1.6

                       TELECOMMUNICATIONS
                            SERVICES
                       ------------------
                               0.7

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

                         CONSUMER      INFORMATION     HEALTH                                 CONSUMER
FINANCIALS             DISCRETIONARY   TECHNOLOGY       CARE      INDUSTRIALS   MATERIALS     STAPLES     UTILITIES
----------             -------------   -----------     ------     -----------   ---------     --------    ---------
25.3                       18.7           16.4          13.8         11.7          7.2          3.9          1.9

                       TELECOMMUNICATIONS
                            SERVICES          ENERGY
                       ------------------     ------
                               0.9             0.2

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

22  Laudus Trust Semi-Annual Report

Disclosure of Fund Expenses

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning April 1, 2005 and held through September 30, 2005, unless otherwise noted.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                          BEGINNING          ENDING               EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                       (Annualized)       at 4/1/05        at 9/30/05         4/1/05 - 9/30/05
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                      0.99%
  Actual Return                                                           $1,000.00        $1,073.80               $ 5.15
  Hypothetical 5% Return                                                  $1,000.00        $1,020.10               $ 5.01
Investor Shares                                           1.35%
  Actual Return                                                           $1,000.00        $1,072.00               $ 7.01
  Hypothetical 5% Return                                                  $1,000.00        $1,018.30               $ 6.83
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
Institutional Shares                                      0.99%
  Actual Return                                                           $1,000.00        $1,079.30               $ 5.16
  Hypothetical 5% Return                                                  $1,000.00        $1,020.10               $ 5.01
Investor Shares                                           1.33%
  Actual Return                                                           $1,000.00        $1,077.30               $ 6.93
  Hypothetical 5% Return                                                  $1,000.00        $1,018.40               $ 6.73
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
Institutional Shares
  Actual Return*                                          0.00%           $1,000.00        $1,121.00               $ 0.00
  Hypothetical 5% Return**                                0.00%           $1,000.00        $1,025.07               $ 0.00
  Hypothetical 5% Return**(, 3)                           0.99%           $1,000.00        $1,020.10               $ 5.01
Investor Shares
  Actual Return*                                          0.36%           $1,000.00        $1,119.00               $ 1.59
  Hypothetical 5% Return**                                0.36%           $1,000.00        $1,023.26               $ 1.83
  Hypothetical 5% Return**(, 3)                           1.35%           $1,000.00        $1,018.30               $ 6.83
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

(3) Example reflects the Manager's contractual agreement to limit the annual expenses to 0.99%, effective November 1, 2005, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees, and distribution and shareholder services fees.

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

** Information shown reflects values using the expense ratios from the date of commencement of operations (May 2, 2005) to September 30, 2005 and has been annualized to reflect values for the period from April 1, 2005 at September 30, 2005.

                                             Laudus Trust Semi-Annual Report  23

                                                                          BEGINNING          ENDING               EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                       (Annualized)       at 4/1/05        at 9/30/05         4/1/05 - 9/30/05
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                      1.14%
  Actual Return                                                           $1,000.00        $1,097.70               $ 5.99
  Hypothetical 5% Return                                                  $1,000.00        $1,019.35               $ 5.77
Investor Shares                                           1.49%
  Actual Return                                                           $1,000.00        $1,096.30               $ 7.83
  Hypothetical 5% Return                                                  $1,000.00        $1,017.60               $ 7.54
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                      1.06%
  Actual Return                                                           $1,000.00        $1,070.40               $ 5.50
  Hypothetical 5% Return                                                  $1,000.00        $1,019.75               $ 5.37
Adviser Shares                                            1.28%
  Actual Return                                                           $1,000.00        $1,068.80               $ 6.64
  Hypothetical 5% Return                                                  $1,000.00        $1,018.65               $ 6.48
Investor Shares                                           1.40%
  Actual Return                                                           $1,000.00        $1,067.70               $ 7.26
  Hypothetical 5% Return                                                  $1,000.00        $1,018.05               $ 7.08
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                      1.34%
  Actual Return                                                           $1,000.00        $1,095.50               $ 7.04
  Hypothetical 5% Return                                                  $1,000.00        $1,018.35               $ 6.78
Investor Shares                                           1.72%
  Actual Return                                                           $1,000.00        $1,094.70               $ 9.03
  Hypothetical 5% Return                                                  $1,000.00        $1,016.44               $ 8.69
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
  FUND
Institutional Shares                                      1.42%
  Actual Return                                                           $1,000.00        $1,094.10               $ 7.45
  Hypothetical 5% Return                                                  $1,000.00        $1,017.95               $ 7.18
Investor Shares                                           1.78%
  Actual Return                                                           $1,000.00        $1,092.10               $ 9.34
  Hypothetical 5% Return                                                  $1,000.00        $1,016.14               $ 9.00
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                      2.57%
  Actual Return                                                           $1,000.00        $1,018.40               $13.00
  Hypothetical 5% Return                                                  $1,000.00        $1,012.18               $12.96
Investor Shares                                           2.86%
  Actual Return                                                           $1,000.00        $1,017.50               $14.46
  Hypothetical 5% Return                                                  $1,000.00        $1,010.73               $14.42
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares
  Actual Return                                           3.92%           $1,000.00        $1,048.20               $20.13
  Hypothetical 5% Return                                                  $1,000.00        $1,005.41               $19.71
Investor Shares                                           4.28%
  Actual Return                                                           $1,000.00        $1,046.10               $21.95
  Hypothetical 5% Return                                                  $1,000.00        $1,003.61               $21.50
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                      3.00%
  Actual Return                                                           $1,000.00        $1,008.60               $15.11
  Hypothetical 5% Return                                                  $1,000.00        $1,010.03               $15.12
Investor Shares                                           3.32%
  Actual Return                                                           $1,000.00        $1,006.70               $16.70
  Hypothetical 5% Return                                                  $1,000.00        $1,008.42               $16.72
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

24  Laudus Trust Semi-Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND as of 9/30/05 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 99.9%
            AGRICULTURE, FOOD & BEVERAGE - 1.4%
   3,700    Dean Foods Co. *..................  $   143,782
   7,100    Kellogg Co. ......................      327,523
   2,200    PepsiAmericas, Inc. ..............       50,006
     140    Pilgrim's Pride Corp. ............        5,096
                                                -----------
                                                    526,407
                                                -----------
            AUTOS - 0.9%
     100    BorgWarner, Inc. .................        5,646
     130    Oshkosh Truck Corp. ..............        5,611
   4,507    PACCAR, Inc. .....................      305,980
   1,090    TRW Automotive Holdings Corp. *...       31,981
                                                -----------
                                                    349,218
                                                -----------
            BANKS & CREDIT INSTITUTIONS - 8.6%
  31,400    Bank of America Corp. ............    1,321,940
   1,600    Bank of Hawaii Corp. .............       78,752
  17,800    Bank of New York Co., Inc. .......      523,498
   4,100    Comerica, Inc. ...................      241,490
   1,100    KeyCorp...........................       35,475
   3,500    National City Corp. ..............      117,040
   6,270    PNC Financial Services Group......      363,785
     900    U.S. Bancorp......................       25,272
     450    Wachovia Corp. ...................       21,416
   9,200    Wells Fargo & Co. ................      538,844
     700    Westcorp..........................       41,230
                                                -----------
                                                  3,308,742
                                                -----------
            BASIC MINERALS & METALS - 1.5%
   2,430    Allegheny Technologies, Inc. .....       75,281
     660    Cameco Corp. .....................       35,310
     900    Commercial Metals Co. ............       30,366
   3,280    Freeport-McMoRan Copper & Gold,
              Inc., Class B...................      159,376
     900    Phelps Dodge Corp. ...............      116,937
   1,800    Precision Castparts Corp. ........       95,580
   1,000    Southern Peru Copper Corp. .......       55,960
                                                -----------
                                                    568,810
                                                -----------
            BEER, LIQUOR & TOBACCO - 2.3%
  11,900    Altria Group, Inc. ...............      877,149
                                                -----------
            BIOTECHNOLOGY - 1.2%
   4,320    Genentech, Inc. *.................      363,787
   1,490    Invitrogen Corp. *................      112,093
                                                -----------
                                                    475,880
                                                -----------
            CELLULAR & WIRELESS - 2.3%
   5,550    Nextel Partners, Inc., Class A
              *...............................      139,305
   2,000    NII Holdings, Inc. *..............      168,900
  24,240    SBC Communications, Inc. .........      581,033
                                                -----------
                                                    889,238
                                                -----------
            CHEMICALS & RUBBER - 1.6%
   3,600    Agrium, Inc. .....................       79,092
     900    Monsanto Co. .....................       56,475
   3,830    PPG Industries, Inc. .............      226,698

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, CHEMICALS & RUBBER continued
   3,300    RPM International, Inc. ..........  $    60,720
   4,000    Sherwin-Williams Co. .............      176,280
                                                -----------
                                                    599,265
                                                -----------
            COMMERCIAL AIRCRAFT & COMPONENTS - 0.7%
   5,300    Rockwell Collins, Inc. ...........      256,096
                                                -----------
            COMMUNICATIONS UTILITIES - 1.1%
   1,220    Google, Inc., Class A *...........      386,081
     980    Monster Worldwide, Inc. *.........       30,096
                                                -----------
                                                    416,177
                                                -----------
            CONSTRUCTION & HOMEBUILDING - 2.1%
   1,070    Beazer Homes USA, Inc. ...........       62,777
   2,400    KB HOME...........................      175,680
   1,170    M.D.C. Holdings, Inc. ............       92,301
   6,200    Pulte Homes, Inc. ................      266,104
   1,600    Ryland Group, Inc. ...............      109,472
   2,260    Toll Brothers, Inc. *.............      100,954
                                                -----------
                                                    807,288
                                                -----------
            CONSTRUCTION MATERIALS - 0.2%
     500    Eagle Materials, Inc. ............       60,684
     980    Owens-Illinois, Inc. *............       20,208
      70    Vulcan Materials Co. .............        5,195
                                                -----------
                                                     86,087
                                                -----------
            CONSUMER DURABLES - 0.0%
     100    Thor Industries, Inc. ............        3,400
                                                -----------
            DRUGS & PHARMACEUTICALS - 1.6%
   1,210    Celgene Corp. *...................       65,727
   1,292    Endo Pharmaceuticals Holdings,
              Inc. *..........................       34,458
   4,890    Genzyme Corp. *...................      350,319
   6,200    Pfizer, Inc. .....................      154,814
                                                -----------
                                                    605,318
                                                -----------
            ELECTRIC UTILITIES - 2.8%
   3,600    Alliant Energy Corp. .............      104,868
   1,830    Energy East Corp. ................       46,098
   4,690    Entergy Corp. ....................      348,561
      40    Exelon Corp. .....................        2,138
     510    FirstEnergy Corp. ................       26,581
   9,400    PG&E Corp. .......................      368,949
     840    TXU Corp. ........................       94,819
   2,800    Westar Energy, Inc. ..............       67,564
     100    Wisconsin Energy Corp. ...........        3,992
   1,080    Xcel Energy, Inc. ................       21,179
                                                -----------
                                                  1,084,749
                                                -----------
            FINANCIAL INVESTMENTS - 2.1%
   2,800    American Capital Strategies
              Ltd. ...........................      102,648
  21,400    General Electric Co. .............      720,538
                                                -----------
                                                    823,186
                                                -----------

                                             Laudus Trust Semi-Annual Report  25
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            FURNITURE & HOUSEHOLD ITEMS - 0.1%
     430    HNI Corp. ........................  $    25,895
     870    Thomas & Betts Corp. *............       29,936
                                                -----------
                                                     55,831
                                                -----------
            GAS & OTHER PUBLIC UTILITIES - 0.9%
   3,730    KeySpan Corp. ....................      137,189
   6,800    NiSource, Inc. ...................      164,900
   1,540    Vectren Corp. ....................       43,659
                                                -----------
                                                    345,748
                                                -----------
            GOVERNMENT AIRCRAFT & DEFENSE - 1.2%
   1,400    Boeing Co. .......................       95,130
   1,360    Northrop Grumman Corp. ...........       73,916
   7,200    Raytheon Co. .....................      273,744
                                                -----------
                                                    442,790
                                                -----------
            HEALTH CARE & HOSPITAL - 5.2%
   7,447    Aetna, Inc. ......................      641,485
   3,500    Health Net, Inc. *................      165,620
   5,300    Humana, Inc. *....................      253,764
     800    Triad Hospitals, Inc. *...........       36,216
  16,200    UnitedHealth Group, Inc. .........      910,440
                                                -----------
                                                  2,007,525
                                                -----------
            INFORMATION & SERVICES - 3.2%
      70    CheckFree Corp. *.................        2,647
   7,460    H&R Block, Inc. ..................      178,891
   6,720    Moody's Corp. ....................      343,258
   1,600    Pharmaceutical Product............       92,016
            Development, Inc. *
   9,100    Prudential Financial, Inc. .......      614,796
                                                -----------
                                                  1,231,608
                                                -----------
            INSTRUMENTS - 2.9%
   1,900    Bausch & Lomb, Inc. ..............      153,292
      30    Becton, Dickinson & Co. ..........        1,573
   2,070    Edwards Lifesciences Corp. *......       91,929
   5,600    Johnson & Johnson.................      354,368
   5,800    Johnson Controls, Inc. ...........      359,889
   1,720    Respironics, Inc. *...............       72,550
   1,100    Teleflex, Inc. ...................       77,550
                                                -----------
                                                  1,111,151
                                                -----------
            INSURANCE - 5.4%
   7,370    ACE Ltd. .........................      346,905
     180    Alleghany Corp. *.................       55,080
   5,585    Allstate Corp. ...................      308,795
     800    American International Group,
              Inc. ...........................       49,568
   1,490    CNA Financial Corp. *.............       44,506
   1,500    Everest Re Group Ltd. ............      146,850
   3,150    HCC Insurance Holdings, Inc. .....       89,870
     540    Loews Corp. ......................       49,901
   1,430    MetLife, Inc. ....................       71,257
      50    MGIC Investment Corp. ............        3,210
   5,850    Old Republic International
              Corp. ..........................      156,020
   3,000    PacifiCare Health Systems, Inc.
              *...............................      239,340
   2,700    Radian Group, Inc. ...............      143,370

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, INSURANCE continued
   1,100    StanCorp Financial Group, Inc. ...  $    92,620
   7,100    UnumProvident Corp. ..............      145,550
   3,300    W. R. Berkley Corp. ..............      130,284
                                                -----------
                                                  2,073,126
                                                -----------
            INTEGRATED OIL COS. - 11.5%
  19,200    ChevronTexaco Corp. ..............    1,242,816
  16,300    ConocoPhillips....................    1,139,533
  23,600    Exxon Mobil Corp. ................    1,499,544
     283    Marathon Oil Corp. ...............       19,507
   5,900    Occidental Petroleum Corp. .......      504,037
                                                -----------
                                                  4,405,437
                                                -----------
            IT HARDWARE - 5.6%
   2,000    Cisco Systems, Inc. *.............       35,860
   3,600    Harris Corp. .....................      150,480
   3,300    Intel Corp. ......................       81,345
   3,514    Intersil Corp., Class A...........       76,535
   7,500    Marvell Technology Group Ltd. *...      345,825
   3,440    MEMC Electronic Materials, Inc.
              *...............................       78,398
  28,800    Motorola, Inc. ...................      636,192
     400    Research In Motion Ltd. *.........       27,360
  20,610    Texas Instruments, Inc. ..........      698,679
     200    The DIRECTV Group, Inc. *.........        2,996
                                                -----------
                                                  2,133,670
                                                -----------
            LAND & WATER TRANSPORTATION - 1.7%
   8,700    Burlington Northern Santa Fe
              Corp. ..........................      520,260
   1,400    CNF, Inc. ........................       73,500
     800    Overseas Shipholding Group,
              Inc. ...........................       46,664
                                                -----------
                                                    640,424
                                                -----------
            MAINFRAME & MINICOMPUTERS - 0.9%
  10,385    Dell, Inc. *......................      355,167
                                                -----------
            METAL PRODUCTS & MACHINERY - 1.8%
   2,500    Black & Decker Corp. .............      205,226
     380    Caterpillar, Inc. ................       22,325
   3,350    Crown Holdings, Inc. *............       53,399
   1,270    Cummins, Inc. ....................      111,747
     500    Dover Corp. ......................       20,395
   1,000    Energizer Holdings, Inc. *........       56,700
   1,940    Joy Global, Inc. .................       97,892
     300    Snap-on, Inc. ....................       10,836
     860    SPX Corp. ........................       39,517
     470    Terex Corp. *.....................       23,232
   1,900    Timken Co. .......................       56,297
                                                -----------
                                                    697,566
                                                -----------
            MISCELLANEOUS FINANCE - 4.5%
   2,800    A.G. Edwards, Inc. ...............      122,668
     900    Affiliated Managers Group, Inc.
              *...............................       65,178
     700    Chicago Mercantile Exchange.......      236,110
  17,730    Citigroup, Inc. ..................      807,069
   6,690    JPMorgan Chase & Co. .............      226,992
     900    Lehman Brothers Holdings, Inc. ...      104,832
   1,040    Merrill Lynch & Co., Inc. ........       63,804

26  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, MISCELLANEOUS FINANCE continued
   1,390    Nuveen Investments, Class A.......  $    54,752
   1,900    Raymond James Financial, Inc. ....       61,028
                                                -----------
                                                  1,742,433
                                                -----------
            OIL & COAL RESOURCES - 2.5%
     200    Anadarko Petroleum Corp. .........       19,150
   3,510    Chesapeake Energy Corp. ..........      134,258
      87    CONSOL Energy, Inc. ..............        6,635
   2,200    Massey Energy Co. ................      112,354
   1,600    Noble Energy, Inc. ...............       75,040
     400    Peabody Energy Corp. .............       33,740
   2,308    Ultra Petroleum Corp. *...........      131,279
   9,600    XTO Energy, Inc. .................      435,072
                                                -----------
                                                    947,528
                                                -----------
            OIL DISTRIBUTION - 0.6%
   2,300    Ashland, Inc. ....................      127,052
   1,700    Tesoro Petroleum Corp. ...........      114,308
      70    Valero Energy Corp. ..............        7,914
                                                -----------
                                                    249,274
                                                -----------
            OIL DRILLING & SERVICES - 1.4%
     900    Diamond Offshore Drilling,
              Inc. ...........................       55,125
   4,200    Grant Prideco, Inc. *.............      170,730
     100    Noble Corp. ......................        6,846
   5,300    Patterson-UTI Energy, Inc. .......      191,224
   2,570    Pride International, Inc. *.......       73,271
     910    Rowan Cos., Inc. .................       32,296
                                                -----------
                                                    529,492
                                                -----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 2.6%
  34,800    Hewlett-Packard Co. ..............    1,016,160
                                                -----------
            PUBLISHING, BROADCASTING & CINEMA - 2.7%
   1,160    McGraw-Hill Cos., Inc. ...........       55,726
   1,980    The Walt Disney Co. ..............       47,777
  44,862    Time Warner, Inc. ................      812,452
   3,110    Tribune Co. ......................      105,398
                                                -----------
                                                  1,021,353
                                                -----------
            REAL ESTATE INVESTMENT TRUSTS - 0.5%
   5,800    HRPT Properties Trust.............       71,978
   1,300    SL Green Realty Corp. ............       88,634
   1,590    Trizec Properties, Inc. ..........       36,665
                                                -----------
                                                    197,277
                                                -----------
            RESTAURANTS, HOTELS & THEATERS - 1.7%
   1,000    Brinker International, Inc. *.....       37,560
   6,000    Cendant Corp. ....................      123,840
   1,860    Darden Restaurants, Inc. .........       56,488
   1,230    McDonald's Corp. .................       41,193
   8,000    YUM! Brands, Inc. ................      387,280
                                                -----------
                                                    646,361
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            RETAIL - 6.5%
   3,740    AutoNation, Inc. *................  $    74,688
     320    AutoZone, Inc. *..................       26,640
   1,310    Best Buy Co., Inc. ...............       57,024
   4,800    Chico's FAS, Inc. *...............      176,640
   9,380    CVS Corp. ........................      272,114
   1,860    Federated Department Stores,
              Inc. ...........................      124,378
  25,000    Home Depot, Inc. .................      953,500
  10,310    Lowe's Cos., Inc. ................      663,964
   2,200    Nordstrom, Inc. ..................       75,504
     970    Urban Outfitters, Inc. *..........       28,518
     600    Wal-Mart Stores, Inc. ............       26,292
                                                -----------
                                                  2,479,262
                                                -----------
            SOAPS & COSMETICS - 0.2%
     140    Ecolab, Inc. .....................        4,470
   1,200    Procter & Gamble Co. .............       71,352
                                                -----------
                                                     75,822
                                                -----------
            SOFTWARE - 3.4%
   1,400    Activision, Inc. *................       28,630
   3,153    Autodesk, Inc. ...................      146,425
   5,140    BMC Software, Inc. *..............      108,454
   1,860    Cadence Design Systems, Inc. *....       30,058
   3,800    Cognizant Technology Solutions
              Corp., Class A *................      177,042
   5,600    Computer Sciences Corp. *.........      264,936
     340    Compuware Corp. *.................        3,230
      70    Fidelity National Financial,
              Inc. ...........................        3,116
   2,600    First American Corp. .............      118,742
     400    International Business Machines
              Corp. ..........................       32,088
   1,000    McAfee, Inc. *....................       31,420
  11,020    Microsoft Corp. ..................      283,546
     320    Sybase, Inc. *....................        7,494
   7,893    WebMD Corp. *.....................       87,454
                                                -----------
                                                  1,322,635
                                                -----------
            TEXTILES & APPAREL - 1.0%
  11,620    Coach, Inc. *.....................      364,403
     500    VF Corp. .........................       28,985
                                                -----------
                                                    393,388
                                                -----------
            WHOLESALE - 1.5%
   3,700    Avnet, Inc. *.....................       90,465
   6,540    McKesson Corp. ...................      310,323
   2,600    W.W. Grainger, Inc. ..............      163,592
                                                -----------
                                                    564,380
                                                -----------
            TOTAL COMMON STOCK (COST
              $30,545,317)....................   38,362,418
                                                -----------

                                             Laudus Trust Semi-Annual Report  27
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

PRINCIPAL                                          VALUE
-----------------------------------------------------------
            REPURCHASE AGREEMENT - 0.9%
$347,000    State Street Bank dated 9/30/05,
              due 10/3/05 at 2.75% with a
              maturity value of $347,080
              (fully collateralized by Fannie
              Mae)............................  $   347,000
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $347,000).......................      347,000
                                                -----------
            TOTAL INVESTMENTS (COST
              $30,892,317) (A) - 100.8%.......   38,709,418
            NET OTHER ASSETS (LIABILITIES) -
              (0.8)%..........................     (324,795)
                                                -----------
            NET ASSETS - 100.0%...............  $38,384,623
                                                ===========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $8,127,157
    Unrealized depreciation....................    (310,056)
                                                 ----------
    Net unrealized appreciation................  $7,817,101
                                                 ==========

28  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND as of 9/30/05 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 99.7%
            AGRICULTURE, FOOD & BEVERAGE - 3.1%
     300    Campbell Soup Co. ................  $     8,925
   3,300    Coca-Cola Co. ....................      142,527
     300    General Mills, Inc. ..............       14,460
   1,000    Kellogg Co. ......................       46,130
     700    Pepsi Bottling Group, Inc. .......       19,985
     300    PepsiAmericas, Inc. ..............        6,819
   5,030    PepsiCo, Inc. ....................      285,251
                                                -----------
                                                    524,097
                                                -----------
            AIRLINES - 0.3%
     500    FedEx Corp. ......................       43,565
                                                -----------
            AUTOS - 0.7%
     300    Autoliv, Inc. ....................       13,050
     210    BorgWarner, Inc. .................       11,857
     700    Oshkosh Truck Corp. ..............       30,212
     875    PACCAR, Inc. .....................       59,403
                                                -----------
                                                    114,522
                                                -----------
            BANKS & CREDIT INSTITUTIONS - 2.4%
   3,500    American Express Co. .............      201,040
     400    Bank of America Corp. ............       16,840
     500    Bank of New York Co., Inc. .......       14,705
      10    Capital One Financial Corp. ......          795
     600    Golden West Financial Corp. ......       35,634
     800    SLM Corp. ........................       42,912
     500    U.S. Bancorp......................       14,040
     960    Wells Fargo & Co. ................       56,227
     200    Westcorp..........................       11,780
                                                -----------
                                                    393,973
                                                -----------
            BASIC MINERALS & METALS - 1.1%
     970    Allegheny Technologies, Inc. .....       30,051
     810    Freeport-McMoRan Copper & Gold,
              Inc., Class B...................       39,358
     400    Harsco Corp. .....................       26,228
     300    Phelps Dodge Corp. ...............       38,979
     600    Precision Castparts Corp. ........       31,860
     400    Southern Peru Copper Corp. .......       22,384
                                                -----------
                                                    188,860
                                                -----------
            BEER, LIQUOR & TOBACCO - 0.8%
     800    Altria Group, Inc. ...............       58,968
     800    Anheuser-Busch Cos., Inc. ........       34,432
     800    UST, Inc. ........................       33,488
                                                -----------
                                                    126,888
                                                -----------
            BIOTECHNOLOGY - 3.0%
   3,750    Amgen, Inc. *.....................      298,762
   1,650    Genentech, Inc. *.................      138,947
     900    Gilead Sciences, Inc. *...........       43,884
     300    Invitrogen Corp. *................       22,569
                                                -----------
                                                    504,162
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            CELLULAR & WIRELESS - 0.5%
     600    Nextel Partners, Inc., Class A
              *...............................  $    15,060
     500    NII Holdings, Inc. *..............       42,225
     140    Telephone & Data Systems, Inc. ...        5,460
      60    Telephone & Data Systems, Inc.,
              Special Shares..................        2,253
     200    U.S. Cellular Corp. *.............       10,684
                                                -----------
                                                     75,682
                                                -----------
            CHEMICALS & RUBBER - 1.3%
     900    Chemtura Corp. ...................       11,178
   1,850    Dow Chemical Co. .................       77,090
   1,100    Monsanto Co. .....................       69,025
     400    Praxair, Inc. ....................       19,172
     200    Scotts Miracle-Gro Co., Class A...       17,586
     700    Sherwin-Williams Co. .............       30,849
                                                -----------
                                                    224,900
                                                -----------
            COMMERCIAL AIRCRAFT & COMPONENTS - 0.5%
     800    Goodrich Corp. ...................       35,472
   1,000    Rockwell Collins, Inc. ...........       48,320
                                                -----------
                                                     83,792
                                                -----------
            COMMUNICATIONS UTILITIES - 2.5%
   4,500    Comcast Corp., Class A *..........      132,210
     600    Google, Inc., Class A *...........      189,876
   1,000    Monster Worldwide, Inc. *.........       30,710
   2,100    Yahoo!, Inc. *....................       71,064
                                                -----------
                                                    423,860
                                                -----------
            CONSTRUCTION & HOMEBUILDING - 1.9%
     300    Beazer Homes USA, Inc. ...........       17,601
     450    Centex Corp. .....................       29,061
   1,100    D.R. Horton, Inc. ................       39,842
     300    Hovnanian Enterprises, Inc., Class
              A *.............................       15,360
     500    Jacobs Engineering Group, Inc.
              *...............................       33,700
     500    KB HOME...........................       36,600
     500    Lennar Corp., Class A.............       29,880
     260    M.D.C. Holdings, Inc. ............       20,511
   1,000    Pulte Homes, Inc. ................       42,920
     400    Ryland Group, Inc. ...............       27,368
     700    Toll Brothers, Inc. *.............       31,269
                                                -----------
                                                    324,112
                                                -----------
            CONSTRUCTION MATERIALS - 0.4%
       8    Eagle Materials, Inc. ............          971
      29    Eagle Materials, Inc., Class B....        3,355
     450    Florida Rock Industries, Inc. ....       28,841
     500    Vulcan Materials Co. .............       37,105
                                                -----------
                                                     70,272
                                                -----------
            CONSUMER DURABLES - 0.1%
     500    Harley-Davidson, Inc. ............       24,220
                                                -----------
            DRUGS & PHARMACEUTICALS - 4.0%
   4,100    Abbott Laboratories...............      173,840
   1,400    Bristol-Myers Squibb Co. .........       33,684

                                             Laudus Trust Semi-Annual Report  29
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, DRUGS & PHARMACEUTICALS continued
     920    Celgene Corp. *...................  $    49,974
   1,800    Eli Lilly & Co. ..................       96,336
     543    Endo Pharmaceuticals Holdings,
              Inc. *..........................       14,482
     700    Forest Laboratories, Inc. *.......       27,279
   1,200    Genzyme Corp. *...................       85,968
   2,800    Merck & Co., Inc. ................       76,188
   2,700    Schering-Plough Corp. ............       56,835
   1,300    Wyeth.............................       60,151
                                                -----------
                                                    674,737
                                                -----------
            ELECTRIC UTILITIES - 1.0%
     600    PG&E Corp. .......................       23,550
   1,200    TXU Corp. ........................      135,456
                                                -----------
                                                    159,006
                                                -----------
            FINANCIAL INVESTMENTS - 3.5%
     300    American Capital Strategies
              Ltd. ...........................       10,998
  17,300    General Electric Co. .............      582,491
                                                -----------
                                                    593,489
                                                -----------
            FOREST PRODUCTS & PAPER - 0.8%
   1,400    3M Co. ...........................      102,704
     400    Kimberly-Clark Corp. .............       23,812
                                                -----------
                                                    126,516
                                                -----------
            FURNITURE & HOUSEHOLD ITEMS - 0.4%
     200    Ethan Allen Interiors, Inc. ......        6,270
     300    Fortune Brands, Inc. .............       24,399
     470    HNI Corp. ........................       28,303
     390    Thomas & Betts Corp. *............       13,420
                                                -----------
                                                     72,392
                                                -----------
            GAS & OTHER PUBLIC UTILITIES - 0.3%
     600    Kinder Morgan, Inc. ..............       57,696
                                                -----------
            GOVERNMENT AIRCRAFT & DEFENSE - 1.5%
   2,700    Boeing Co. .......................      183,465
     700    Lockheed Martin Corp. ............       42,728
     800    Raytheon Co. .....................       30,416
                                                -----------
                                                    256,609
                                                -----------
            HEALTH CARE & HOSPITAL - 4.6%
   1,200    Aetna, Inc. ......................      103,368
     600    Community Health Systems, Inc.
              *...............................       23,286
     700    Coventry Health Care, Inc. *......       60,214
     700    DaVita, Inc. *....................       32,249
     800    HCA, Inc. ........................       38,336
   1,300    Health Management Associates,
              Inc., Class A...................       30,511
     700    Health Net, Inc. *................       33,124
     800    Humana, Inc. *....................       38,304
     730    Laboratory Corp. of America
              Holdings *......................       35,558
       4    LifePoint Hospitals, Inc. *.......          175
     700    Lincare Holdings, Inc. *..........       28,735

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, HEALTH CARE & HOSPITAL continued
     800    Manor Care, Inc. .................  $    30,728
     900    Quest Diagnostics, Inc. ..........       45,486
     300    Sierra Health Services, Inc. *....       20,661
     400    Triad Hospitals, Inc. *...........       18,108
   4,200    UnitedHealth Group, Inc. .........      236,040
                                                -----------
                                                    774,883
                                                -----------
            INFORMATION & SERVICES - 2.0%
     700    CheckFree Corp. *.................       26,474
     400    Covance, Inc. *...................       19,196
     400    Getty Images, Inc. *..............       34,416
   1,900    H&R Block, Inc. ..................       45,562
      20    Manpower, Inc. ...................          888
   1,300    Moody's Corp. ....................       66,404
     500    Pharmaceutical Product
              Development, Inc. *.............       28,755
     400    Prudential Financial, Inc. .......       27,024
   1,000    Robert Half International,
              Inc. ...........................       35,590
     500    The Brink's Co. ..................       20,530
     450    Weight Watchers International,
              Inc. *..........................       23,211
     210    West Corp. *......................        7,852
                                                -----------
                                                    335,902
                                                -----------
            INSTRUMENTS - 7.3%
   2,200    Agilent Technologies, Inc. *......       72,050
     400    Bausch & Lomb, Inc. ..............       32,272
   2,900    Baxter International, Inc. .......      115,623
     400    Becton, Dickinson & Co. ..........       20,972
   1,200    Boston Scientific Corp. *.........       28,044
     300    Danaher Corp. ....................       16,149
     540    Edwards Lifesciences Corp. *......       23,981
     300    Guidant Corp. ....................       20,667
   9,700    Johnson & Johnson.................      613,816
     400    Johnson Controls, Inc. ...........       24,820
   2,200    Medtronic, Inc. ..................      117,964
     800    PerkinElmer, Inc. ................       16,296
     700    Respironics, Inc. *...............       29,526
     400    St. Jude Medical, Inc. *..........       18,720
     500    Stryker Corp. ....................       24,715
     700    Thermo Electron Corp. *...........       21,630
     300    Zimmer Holdings, Inc. *...........       20,667
                                                -----------
                                                  1,217,912
                                                -----------
            INSURANCE - 2.6%
     600    ACE Ltd. .........................       28,242
     800    AFLAC, Inc. ......................       36,240
     200    Allmerica Financial Corp. *.......        8,228
     170    Ambac Financial Group, Inc. ......       12,250
     600    American International Group,
              Inc. ...........................       37,176
   1,300    Aon Corp. ........................       41,704
     550    HCC Insurance Holdings, Inc. .....       15,692
     300    PacifiCare Health Systems, Inc.
              *...............................       23,934
     109    Philadelphia Consolidated Holding
              Corp. *.........................        9,254
     300    Progressive Corp. ................       31,431
     300    Radian Group, Inc. ...............       15,930
     200    Transatlantic Holdings, Inc. .....       11,400

30  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, INSURANCE continued
     300    Unitrin, Inc. ....................  $    14,238
     300    W. R. Berkley Corp. ..............       11,844
     300    WellChoice, Inc. *................       22,770
   1,600    WellPoint, Inc. *.................      121,312
                                                -----------
                                                    441,645
                                                -----------
            INTEGRATED OIL COS. - 0.5%
     600    ConocoPhillips....................       41,946
   1,000    Murphy Oil Corp. .................       49,870
                                                -----------
                                                     91,816
                                                -----------
            IT HARDWARE - 8.0%
     380    Advanced Micro Devices, Inc. *....        9,576
     120    Amphenol Corp., Class A...........        4,841
     500    Analog Devices, Inc. .............       18,570
   3,100    Applied Materials, Inc. ..........       52,576
     300    Avocent Corp. *...................        9,492
     500    Broadcom Corp., Class A *.........       23,455
  12,600    Cisco Systems, Inc. *.............      225,918
   2,400    Corning, Inc. *...................       46,392
     740    Harris Corp. .....................       30,932
  12,500    Intel Corp. ......................      308,125
     500    International Rectifier Corp. *...       22,540
     820    Intersil Corp., Class A...........       17,860
     160    L-3 Communications Holdings,
              Inc. ...........................       12,651
   1,460    LSI Logic Corp. *.................       14,381
     500    Maxim Integrated Products,
              Inc. ...........................       21,325
   1,090    MEMC Electronic Materials, Inc.
              *...............................       24,841
   7,200    Motorola, Inc. ...................      159,048
   1,000    NVIDIA Corp. *....................       34,280
   3,100    QUALCOMM, Inc. ...................      138,725
   5,000    Texas Instruments, Inc. ..........      169,500
                                                -----------
                                                  1,345,028
                                                -----------
            LAND & WATER TRANSPORTATION - 1.1%
     400    C.H. Robinson Worldwide, Inc. ....       25,648
     520    CNF, Inc. ........................       27,300
     700    Landstar System, Inc. ............       28,021
     610    Norfolk Southern Corp. ...........       24,742
   1,100    United Parcel Service, Inc., Class
              B...............................       76,043
                                                -----------
                                                    181,754
                                                -----------
            MAINFRAME & MINICOMPUTERS - 2.5%
   3,200    Apple Computer, Inc. *............      171,552
   7,400    Dell, Inc. *......................      253,080
                                                -----------
                                                    424,632
                                                -----------
            METAL PRODUCTS & MACHINERY - 4.8%
     900    American Power Conversion
              Corp. ..........................       23,310
   1,100    American Standard Cos., Inc. .....       51,205
     400    Black & Decker Corp. .............       32,836
   2,400    Caterpillar, Inc. ................      141,000
   1,700    Crown Holdings, Inc. *............       27,098
     220    Cummins, Inc. ....................       19,358
     730    Dover Corp. ......................       29,777
     700    Emerson Electric Co. .............       50,260
     400    Energizer Holdings, Inc. *........       22,680

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, METAL PRODUCTS &
              MACHINERY continued
     400    Illinois Tool Works, Inc. ........  $    32,932
     500    ITT Industries, Inc. .............       56,800
     700    Joy Global, Inc. .................       35,322
     400    Parker Hannifin Corp. ............       25,724
   1,100    Rockwell Automation, Inc. ........       58,190
     430    Timken Co. .......................       12,741
   3,400    United Technologies Corp. ........      176,255
                                                -----------
                                                    795,488
                                                -----------
            MISCELLANEOUS FINANCE - 2.2%
     200    A.G. Edwards, Inc. ...............        8,762
     400    Affiliated Managers Group, Inc.
              *...............................       28,968
     240    Chicago Mercantile Exchange.......       80,952
     900    Franklin Resources, Inc. .........       75,564
     400    IndyMac Bancorp, Inc. ............       15,832
     500    Legg Mason, Inc. .................       54,845
     500    Morgan Stanley....................       26,970
     600    Nuveen Investments, Class A.......       23,634
     800    T. Rowe Price Group, Inc. ........       52,240
                                                -----------
                                                    367,767
                                                -----------
            OIL & COAL RESOURCES - 3.7%
     400    Anadarko Petroleum Corp. .........       38,300
     200    Apache Corp. .....................       15,044
     300    Arch Coal, Inc. ..................       20,250
     300    Burlington Resources, Inc. .......       24,396
     900    Chesapeake Energy Corp. ..........       34,425
     500    CONSOL Energy, Inc. ..............       38,135
     500    Denbury Resources, Inc. *.........       25,220
   1,100    EOG Resources, Inc. ..............       82,390
     600    Massey Energy Co. ................       30,642
     700    Newfield Exploration Co. *........       34,370
     600    Noble Energy, Inc. ...............       28,140
     510    Peabody Energy Corp. .............       43,019
     400    Pioneer Natural Resources Co. ....       21,968
     800    Range Resources Corp. ............       30,888
     550    Southwestern Energy Co. *.........       40,370
     500    Unit Corp. *......................       27,640
   1,900    XTO Energy, Inc. .................       86,108
                                                -----------
                                                    621,305
                                                -----------
            OIL DISTRIBUTION - 0.7%
     370    Questar Corp. ....................       32,604
     700    Sunoco, Inc. .....................       54,740
     340    Tesoro Petroleum Corp. ...........       22,862
                                                -----------
                                                    110,206
                                                -----------
            OIL DRILLING & SERVICES - 3.0%
   1,600    Baker Hughes, Inc. ...............       95,488
   1,800    BJ Services Co. ..................       64,782
     440    Diamond Offshore Drilling,
              Inc. ...........................       26,950
     800    ENSCO International, Inc. ........       37,272
     800    Grant Prideco, Inc. *.............       32,520
   1,800    Halliburton Co. ..................      123,336
     400    Helmerich & Payne, Inc. ..........       24,156
      40    National-Oilwell, Inc. *..........        2,632

                                             Laudus Trust Semi-Annual Report  31
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, OIL DRILLING & SERVICES continued
   1,000    Patterson-UTI Energy, Inc. .......  $    36,080
     700    Pride International, Inc. *.......       19,957
     700    Rowan Cos., Inc. .................       24,843
     170    Tidewater, Inc. ..................        8,274
                                                -----------
                                                    496,290
                                                -----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.5%
     141    Acco Brands Corp. *...............        3,979
   4,182    EMC Corp. *.......................       54,115
   1,690    Western Digital Corp. *...........       21,852
                                                -----------
                                                     79,946
                                                -----------
            PUBLISHING, BROADCASTING & CINEMA - 1.3%
     400    American Greetings Corp., Class
              A...............................       10,960
   1,800    McGraw-Hill Cos., Inc. ...........       86,472
     300    Omnicom Group.....................       25,089
   2,630    The Walt Disney Co. ..............       63,462
   1,500    Time Warner, Inc. ................       27,165
                                                -----------
                                                    213,148
                                                -----------
            REAL ESTATE DEVELOPMENT - 0.2%
     600    CB Richard Ellis Group, Inc.,
              Class A *.......................       29,520
                                                -----------
            REAL ESTATE INVESTMENT TRUSTS - 0.1%
     200    SL Green Realty Corp. ............       13,636
                                                -----------
            RESTAURANTS, HOTELS & THEATERS - 2.2%
     400    Boyd Gaming Corp. ................       17,248
     800    Brinker International, Inc. *.....       30,048
     300    CBRL Group, Inc. .................       10,098
   1,150    Cendant Corp. ....................       23,736
     900    Darden Restaurants, Inc. .........       27,333
     400    McDonald's Corp. .................       13,396
     800    MGM Mirage *......................       35,016
     330    Penn National Gaming, Inc. *......       10,266
     600    Starbucks Corp. *.................       30,060
     700    Starwood Hotels & Resorts
              Worldwide, Inc. ................       40,019
     400    Station Casinos, Inc. ............       26,544
     600    Wendy's International, Inc. ......       27,090
   1,500    YUM! Brands, Inc. ................       72,615
                                                -----------
                                                    363,469
                                                -----------
            RETAIL - 9.4%
     300    7-Eleven, Inc. *..................       10,683
     735    Advance Auto Parts, Inc. *........       28,430
     500    Amazon.com, Inc. *................       22,650
     100    Barnes & Noble, Inc. .............        3,770
   1,575    Best Buy Co., Inc. ...............       68,560
     200    Borders Group, Inc. ..............        4,434
   1,900    Caremark Rx, Inc. *...............       94,867
     800    Chico's FAS, Inc. *...............       29,440
      20    Circuit City Stores, Inc. ........          343
   4,000    CVS Corp. ........................      116,040
   1,890    eBay, Inc. *......................       77,868
   6,500    Home Depot, Inc. .................      247,910
     560    J.C. Penney Co., Inc. ............       26,555

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, RETAIL continued
     500    Kohl's Corp. *....................  $    25,090
   2,700    Lowe's Cos., Inc. ................      173,880
   1,180    Nordstrom, Inc. ..................       40,498
   1,000    O'Reilly Automotive, Inc. *.......       28,180
   1,300    Office Depot, Inc. *..............       38,610
     300    Sears Holding Corp. *.............       37,326
   1,300    Staples, Inc. ....................       27,716
      90    SUPERVALU, Inc. ..................        2,801
   1,600    Target Corp. .....................       83,088
     600    The Men's Wearhouse, Inc. *.......       16,020
     900    Urban Outfitters, Inc. *..........       26,460
   4,900    Wal-Mart Stores, Inc. ............      214,718
   2,500    Walgreen Co. .....................      108,625
                                                -----------
                                                  1,554,562
                                                -----------
            SOAPS & COSMETICS - 3.1%
     900    Avon Products, Inc. ..............       24,300
     500    Church & Dwight Co., Inc. ........       18,470
   1,900    Colgate-Palmolive Co. ............      100,301
   6,200    Procter & Gamble Co. .............      368,652
                                                -----------
                                                    511,723
                                                -----------
            SOFTWARE - 7.6%
   1,400    Activision, Inc. *................       28,630
     700    Adobe Systems, Inc. ..............       20,895
   1,300    Autodesk, Inc. ...................       60,372
   1,100    Automatic Data Processing,
              Inc. ...........................       47,344
   1,030    BMC Software, Inc. *..............       21,733
     400    CACI International, Inc., Class A
              *...............................       24,240
     200    Cerner Corp. *....................       17,386
     800    Cognizant Technology Solutions
              Corp., Class A *................       37,272
   2,000    Compuware Corp. *.................       19,000
     500    Electronic Arts, Inc. *...........       28,445
     300    Fidelity National Financial,
              Inc. ...........................       13,356
   1,400    First Data Corp. .................       56,000
     200    Hyperion Solutions Corp. *........        9,730
   2,700    International Business Machines
              Corp. ..........................      216,594
   1,000    McAfee, Inc. *....................       31,420
  19,600    Microsoft Corp. ..................      504,308
   6,700    Oracle Corp. *....................       83,013
   1,400    Symantec Corp. *..................       31,724
   2,380    WebMD Corp. *.....................       26,370
                                                -----------
                                                  1,277,832
                                                -----------
            TEXTILES & APPAREL - 0.9%
   2,100    Coach, Inc. *.....................       65,856
     300    Mohawk Industries, Inc. *.........       24,075
     300    NIKE, Inc., Class B...............       24,504
     320    Polo Ralph Lauren Corp. ..........       16,096
   1,300    Quiksilver, Inc. *................       18,785
                                                -----------
                                                    149,316
                                                -----------
            WHOLESALE - 1.3%
     100    Airgas, Inc. .....................        2,963
     200    Arrow Electronics, Inc. *.........        6,272

32  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, WHOLESALE continued
     600    Avnet, Inc. *.....................  $    14,670
     410    Cardinal Health, Inc. ............       26,010
     600    Express Scripts, Inc. *...........       37,320
     700    McKesson Corp. ...................       33,215
     400    Omnicare, Inc. ...................       22,492
     600    SCP Pool Corp. ...................       20,958
   1,000    Sysco Corp. ......................       31,370
     300    W.W. Grainger, Inc. ..............       18,876
                                                -----------
                                                    214,146
                                                -----------
            TOTAL COMMON STOCK (COST
              $15,352,204)....................   16,675,276
                                                -----------


 PRINCIPAL                                           VALUE
-----------------------------------------------------------

            REPURCHASE AGREEMENT - 0.9%
$148,627    Bear Stearns dated 9/30/05, due
              10/3/05 at 3.25% with a maturity
              value of $148,667 (fully
              collateralized by U.S. Treasury
              Bonds)..........................  $   148,627
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $148,627).......................      148,627
                                                -----------
            TOTAL INVESTMENTS (COST
              $15,500,831) (A) - 100.6%.......   16,823,903
            NET OTHER ASSETS
              (LIABILITIES) - (0.6)%..........      (92,952)
                                                -----------
            NET ASSETS - 100.0%...............  $16,730,951
                                                ===========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $1,768,042
    Unrealized depreciation....................    (444,970)
                                                 ----------
    Net unrealized appreciation................  $1,323,072
                                                 ==========

                                             Laudus Trust Semi-Annual Report  33
See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND as of 9/30/05 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 99.6%
             AGRICULTURE, FOOD & BEVERAGE - 0.8%
       520   Dean Foods Co. *..................  $   20,207
       300   Pepsi Bottling Group, Inc. .......       8,565
       300   PepsiAmericas, Inc. ..............       6,819
       200   Pilgrim's Pride Corp. ............       7,280
       200   Tyson Foods, Inc., Class A........       3,610
                                                 ----------
                                                     46,481
                                                 ----------
             AUTOS - (0.0%):
        10   TRW Automotive Holdings Corp. *...         293
                                                 ----------
             BANKS & CREDIT INSTITUTIONS - 9.3%
     5,800   Bank of America Corp. ............     244,180
     1,600   Countrywide Financial Corp. ......      52,768
     1,600   National City Corp. ..............      53,504
       400   TD Banknorth, Inc. ...............      12,056
     1,200   U.S. Bancorp......................      33,696
     2,000   Wachovia Corp. ...................      95,180
     1,000   Wells Fargo & Co. ................      58,570
       200   Westcorp..........................      11,780
                                                 ----------
                                                    561,734
                                                 ----------
             BASIC MINERALS & METALS - 1.3%
       300   Nucor Corp. ......................      17,697
       300   Phelps Dodge Corp. ...............      38,979
       500   United States Steel Corp. ........      21,175
                                                 ----------
                                                     77,851
                                                 ----------
             BEER, LIQUOR & TOBACCO - 1.9%
       800   Altria Group, Inc. ...............      58,968
       300   Loews Corp. - Carolina Group......      11,889
       500   Reynolds American, Inc. ..........      41,510
                                                 ----------
                                                    112,367
                                                 ----------
             BIOTECHNOLOGY - 0.3%
       200   Invitrogen Corp. *................      15,046
                                                 ----------
             CELLULAR & WIRELESS - 2.7%
     1,300   BellSouth Corp. ..................      34,190
     2,300   SBC Communications, Inc. .........      55,131
     3,100   Sprint Corp. .....................      73,718
                                                 ----------
                                                    163,039
                                                 ----------
             CHEMICALS & RUBBER - 0.4%
       100   Eastman Chemical Co. .............       4,697
       630   Lyondell Chemical Co. ............      18,031
                                                 ----------
                                                     22,728
                                                 ----------
             COMMUNICATIONS UTILITIES - 1.3%
       500   CenturyTel, Inc. .................      17,490
     1,800   Verizon Communications, Inc. .....      58,842
                                                 ----------
                                                     76,332
                                                 ----------
             CONSTRUCTION & HOMEBUILDING - 3.3%
       200   Beazer Homes USA, Inc. ...........      11,734
       300   Centex Corp. .....................      19,374
       500   D.R. Horton, Inc. ................      18,110

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, CONSTRUCTION &
               HOMEBUILDING continued
       200   Hovnanian Enterprises, Inc., Class
               A *.............................  $   10,240
       300   KB HOME...........................      21,960
       300   Lennar Corp., Class A.............      17,928
       200   M.D.C. Holdings, Inc. ............      15,778
       200   Meritage Corp. *..................      15,332
       800   Pulte Homes, Inc. ................      34,336
       200   Ryland Group, Inc. ...............      13,684
       400   Toll Brothers, Inc. *.............      17,868
                                                 ----------
                                                    196,344
                                                 ----------
             CONSTRUCTION MATERIALS - 0.3%
       110   Lafarge North America, Inc. ......       7,437
       430   Owens-Illinois, Inc. *............       8,867
                                                 ----------
                                                     16,304
                                                 ----------
             CONSUMER DURABLES - 0.4%
       290   Whirlpool Corp. ..................      21,973
                                                 ----------
             DRUGS & PHARMACEUTICALS - 3.1%
     2,100   Merck & Co., Inc. ................      57,141
     5,100   Pfizer, Inc. .....................     127,347
                                                 ----------
                                                    184,488
                                                 ----------
             ELECTRIC UTILITIES - 4.1%
       190   Alliant Energy Corp. .............       5,535
     1,100   American Electric Power Co.,
               Inc. ...........................      43,670
        10   Edison International..............         473
       530   Energy East Corp. ................      13,351
       630   Entergy Corp. ....................      46,822
     1,000   FPL Group, Inc. ..................      47,599
       600   Pepco Holdings, Inc. .............      13,962
     1,100   PG&E Corp. .......................      43,175
       600   Sempra Energy.....................      28,236
                                                 ----------
                                                    242,823
                                                 ----------
             FINANCIAL INVESTMENTS - 1.8%
       264   American Capital Strategies
               Ltd. ...........................       9,678
       800   CIT Group, Inc. ..................      36,144
     1,790   General Electric Co. .............      60,270
       200   Rent-A-Center, Inc. *.............       3,862
                                                 ----------
                                                    109,954
                                                 ----------
             FOREST PRODUCTS & PAPER - 0.7%
       900   Georgia-Pacific Corp. ............      30,654
       500   Louisiana-Pacific Corp. ..........      13,845
                                                 ----------
                                                     44,499
                                                 ----------
             GAS & OTHER PUBLIC UTILITIES - 1.0%
       800   NiSource, Inc. ...................      19,400
     1,600   Williams Cos., Inc. ..............      40,080
                                                 ----------
                                                     59,480
                                                 ----------
             GOVERNMENT AIRCRAFT & DEFENSE - 0.8%
       900   Northrop Grumman Corp. ...........      48,915
                                                 ----------

34  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements-Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Value Fund (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             HEALTH CARE & HOSPITAL - 2.4%
       600   Aetna, Inc. ......................  $   51,684
       700   HCA, Inc. ........................      33,544
       400   Health Net, Inc. *................      18,928
       500   Humana, Inc. *....................      23,940
       300   Triad Hospitals, Inc. *...........      13,581
                                                 ----------
                                                    141,677
                                                 ----------
             INFORMATION & SERVICES - 1.3%
       300   Deluxe Corp. .....................      12,048
     1,000   Prudential Financial, Inc. .......      67,560
                                                 ----------
                                                     79,608
                                                 ----------
             INSTRUMENTS - 1.1%
       200   Bausch & Lomb, Inc. ..............      16,136
       600   Johnson Controls, Inc. ...........      37,230
       200   Teleflex, Inc. ...................      14,100
                                                 ----------
                                                     67,466
                                                 ----------
             INSURANCE - 9.6%
       300   Allmerica Financial Corp. *.......      12,342
     1,400   Allstate Corp. ...................      77,406
       200   American Financial Group, Inc. ...       6,786
       200   American National Insurance
               Co. ............................      23,824
       300   AmerUs Group Co. .................      17,211
       400   CIGNA Corp. ......................      47,144
       300   CNA Financial Corp. *.............       8,961
       200   Commerce Group, Inc. .............      11,604
       800   Hartford Financial Services Group,
               Inc. ...........................      61,736
       500   Loews Corp. ......................      46,205
     1,180   MetLife, Inc. ....................      58,799
       300   Nationwide Financial Services,
               Inc., Class A...................      12,015
       630   Old Republic International
               Corp. ..........................      16,802
       300   PacifiCare Health Systems, Inc.
               *...............................      23,934
       320   Radian Group, Inc. ...............      16,992
     1,800   St. Paul Cos., Inc. ..............      80,766
       200   StanCorp Financial Group, Inc. ...      16,840
     1,100   UnumProvident Corp. ..............      22,550
       400   W. R. Berkley Corp. ..............      15,792
                                                 ----------
                                                    577,709
                                                 ----------
             INTEGRATED OIL COS. - 12.7%
       300   Amerada Hess Corp. ...............      41,250
     3,400   ChevronTexaco Corp. ..............     220,082
     2,000   ConocoPhillips....................     139,820
     4,300   Exxon Mobil Corp. ................     273,221
       100   Marathon Oil Corp. ...............       6,893
     1,000   Occidental Petroleum Corp. .......      85,430
                                                 ----------
                                                    766,696
                                                 ----------
             IT HARDWARE - 0.4%
       700   Advanced Micro Devices, Inc. *....      17,639
       210   LSI Logic Corp. *.................       2,069
        85   Motorola, Inc. ...................       1,878
                                                 ----------
                                                     21,586
                                                 ----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             LAND & WATER TRANSPORTATION - 1.5%
     1,000   Burlington Northern Santa Fe
               Corp. ..........................  $   59,800
       200   Overseas Shipholding Group,
               Inc. ...........................      11,666
       200   Ryder Systems, Inc. ..............       6,844
       300   Yellow Roadway Corp. *............      12,426
                                                 ----------
                                                     90,736
                                                 ----------
             MAINFRAME & MINICOMPUTERS - 2.0%
     2,200   Apple Computer, Inc. *............     117,942
                                                 ----------
             METAL PRODUCTS & MACHINERY - 1.6%
       600   Caterpillar, Inc. ................      35,250
       188   Cummins, Inc. ....................      16,542
       700   Deere & Co. ......................      42,840
                                                 ----------
                                                     94,632
                                                 ----------
             MISCELLANEOUS FINANCE - 9.1%
     6,690   Citigroup, Inc. ..................     304,528
       200   IndyMac Bancorp, Inc. ............       7,916
     2,360   JPMorgan Chase & Co. .............      80,075
       270   Lehman Brothers Holdings, Inc. ...      31,450
     1,400   Merrill Lynch & Co., Inc. ........      85,890
       600   Morgan Stanley....................      32,364
                                                 ----------
                                                    542,223
                                                 ----------
             OIL & COAL RESOURCES - 7.0%
       700   Anadarko Petroleum Corp. .........      67,025
     1,000   Apache Corp. .....................      75,220
       900   Burlington Resources, Inc. .......      73,188
     1,000   Chesapeake Energy Corp. ..........      38,250
     1,200   Devon Energy Corp. ...............      82,368
       100   Forest Oil Corp. *................       5,210
       400   Kerr-McGee Corp. .................      38,844
       400   Newfield Exploration Co. *........      19,640
       300   Pogo Producing Co. ...............      17,682
                                                 ----------
                                                    417,427
                                                 ----------
             OIL DISTRIBUTION - 2.0%
       200   Sunoco, Inc. .....................      15,640
       170   Tesoro Petroleum Corp. ...........      11,431
       800   Valero Energy Corp. ..............      90,448
                                                 ----------
                                                    117,519
                                                 ----------
             OIL DRILLING & SERVICES - 0.7%
       200   Diamond Offshore Drilling,
               Inc. ...........................      12,250
       300   Patterson-UTI Energy, Inc. .......      10,824
       300   Pride International, Inc. *.......       8,553
       300   Rowan Cos., Inc. .................      10,647
                                                 ----------
                                                     42,274
                                                 ----------
             PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 2.0%
     4,000   Hewlett-Packard Co. ..............     116,800
                                                 ----------
             PUBLISHING, BROADCASTING & CINEMA - 1.8%
     6,100   Time Warner, Inc. ................     110,471
                                                 ----------

                                             Laudus Trust Semi-Annual Report  35
See the accompanying notes to the financial statements.

Financial Statements-Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Value Fund (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
      3/8x   REAL ESTATE INVESTMENT TRUSTS - 0.8%
       600   Friedman, Billings, Ramsey Group,
               Inc., Class A...................  $    6,114
       800   HRPT Properties Trust.............       9,928
        50   SL Green Realty Corp. ............       3,409
        30   Trizec Properties, Inc. ..........         692
       300   Vornado Realty Trust..............      25,986
                                                 ----------
                                                     46,129
                                                 ----------
             RESTAURANTS, HOTELS & THEATERS - 1.8%
       200   Brinker International, Inc. *.....       7,512
       104   CBRL Group, Inc. .................       3,501
     2,510   Cendant Corp. ....................      51,806
       400   Darden Restaurants, Inc. .........      12,148
       400   MGM Mirage *......................      17,508
       330   Wendy's International, Inc. ......      14,900
                                                 ----------
                                                    107,375
                                                 ----------
             RETAIL - 4.7%
       700   AutoNation, Inc. *................      13,979
       300   Barnes & Noble, Inc. .............      11,310
       300   Borders Group, Inc. ..............       6,651
     1,800   CVS Corp. ........................      52,218
       800   Federated Department Stores,
               Inc. ...........................      53,496
       800   J.C. Penney Company, Inc. ........      37,936
     1,000   Limited Brands, Inc. .............      20,430
     1,100   Rite Aid Corp. *..................       4,268
     1,300   Safeway, Inc. ....................      33,280
       300   Sears Holding Corp. *.............      37,326
       250   SUPERVALU, Inc. ..................       7,780
                                                 ----------
                                                    278,674
                                                 ----------
             SOFTWARE - 2.3%
       470   BMC Software, Inc. *..............       9,917
       600   Computer Sciences Corp. *.........      28,386
     1,200   Electronic Data Systems Corp. ....      26,928
       530   Fidelity National Financial,
               Inc. ...........................      23,596

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SOFTWARE continued
       400   First American Corp. .............  $   18,268
       300   International Business Machines
               Corp. ..........................      24,066
       400   Sybase, Inc. *....................       9,368
                                                 ----------
                                                    140,529
                                                 ----------
             TEXTILES & APPAREL - 0.4%
       140   Liz Claiborne, Inc. ..............       5,505
       300   VF Corp. .........................      17,391
                                                 ----------
                                                     22,896
                                                 ----------
             WHOLESALE - 0.9%
       370   Arrow Electronics, Inc. *.........      11,603
       700   McKesson Corp. ...................      33,215
       200   Omnicare, Inc. ...................      11,246
                                                 ----------
                                                     56,064
                                                 ----------
             TOTAL COMMON STOCK (COST
               $5,418,127).....................   5,957,084
                                                 ----------
             TOTAL INVESTMENTS (COST
               $5,418,127) (A) - 99.6%.........   5,957,084
             NET OTHER ASSETS
               (LIABILITIES) - 0.4%............      24,115
                                                 ----------
             NET ASSETS - 100.0%...............  $5,981,199
                                                 ==========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.....................  $ 660,597
    Unrealized depreciation.....................   (121,640)
                                                  ---------
    Net unrealized appreciation.................  $ 538,957
                                                  =========

36  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. DISCOVERY FUND as of 9/30/05 (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK - 99.3%
              AGRICULTURE, FOOD & BEVERAGE - 1.6%
      9,095   Andersons, Inc. ..............  $    266,302
      5,920   Cagle's, Inc., Class A *......        61,509
     55,190   Chiquita Brands International,
                Inc. (a)....................     1,542,561
     44,325   Flowers Foods, Inc. ..........     1,209,186
    122,900   Gold Kist, Inc. * (a).........     2,402,695
        133   J & J Snack Foods Corp. ......         7,687
     28,000   Lance, Inc. ..................       488,880
      8,200   National Beverage Corp. *.....        63,632
     16,600   Penford Corp. ................       221,942
     58,710   PepsiAmericas, Inc. ..........     1,334,478
     33,376   Pilgrim's Pride Corp. (a).....     1,214,886
     13,060   Ralcorp Holdings, Inc. .......       547,475
        252   Seaboard Corp. (a)............       345,996
      1,000   Seneca Foods Corp., Class B
                *...........................        18,500
     14,430   Tasty Baking Co. .............       125,252
      7,899   Zapata Corp. *................        56,478
                                              ------------
                                                 9,907,459
                                              ------------
              AIRLINES - 0.4%
      1,727   Air Methods Corp. *...........        19,550
     19,300   AirNet Systems, Inc. * (a)....        91,675
     28,300   Alaska Air Group, Inc. *
                (a).........................       822,398
     42,980   Macquarie Infrastructure
                Company Trust...............     1,212,035
     15,938   MAIR Holdings, Inc. * (a).....        92,919
        850   Mesa Air Group, Inc. * (a)....         7,013
      9,050   Offshore Logistics, Inc. *....       334,850
     12,352   Republic Airways Holdings,
                Inc. *......................       176,757
                                              ------------
                                                 2,757,197
                                              ------------
              AUTOS - 1.5%
     16,120   Aftermarket Technology Corp. *
                (a).........................       296,447
     21,520   Autoliv, Inc. ................       936,120
      8,654   BorgWarner, Inc. (a)..........       488,605
        574   Commercial Vehicle Group, Inc.
                * (a).......................        12,020
     11,170   Modine Manufacturing Co.
                (a).........................       409,716
    103,267   Oshkosh Truck Corp. (a).......     4,457,003
      8,600   Sequa Corp., Class A *........       507,400
         10   Spartan Motors, Inc. .........           109
     11,320   Supreme Industries, Inc.,
                Class A.....................       106,295
      8,116   Sypris Solutions, Inc. (a)....        87,166
     69,859   TRW Automotive Holdings Corp.
                * (a).......................     2,049,662
                                              ------------
                                                 9,350,543
                                              ------------
              BANKS & CREDIT INSTITUTIONS - 4.6%
        300   1st Constitution Bancorp *....         5,778
      1,099   ABC Bancorp (a)...............        21,090
     36,390   Accredited Home Lenders
                Holding Co. * (a)...........     1,279,471
     11,700   Advanta Corp., Class A........       304,902

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      2,500   Ameriana Bancorp..............  $     35,000
         22   American Community Bancshares,
                Inc. .......................           378
     11,372   AmericanWest Bancorp *........       262,921
      1,100   Anchor BanCorp Wisconsin, Inc.
                (a).........................        32,428
      1,300   Auburn National
                Bancorporation, Inc. .......        30,550
      2,100   BancFirst Corp. ..............       178,500
     92,760   Bank of Hawaii Corp. (a)......     4,565,646
      4,825   Banner Corp. .................       128,538
        717   Bar Harbor Bankshares.........        19,316
        960   Berkshire Bancorp, Inc. ......        17,242
     22,695   Beverly Hills Bancorp,
                Inc. .......................       232,851
      1,600   BNCCORP, Inc. *...............        21,200
        526   Britton & Koontz Capital
                Corp. ......................        10,736
      5,500   Brunswick Bancorp *...........        66,770
        700   BWC Financial Corp. ..........        19,839
         10   Camco Financial Corp. ........           142
      6,700   Camden National Corp. ........       252,389
      3,500   Capital Crossing Bank * (a)...       121,590
      6,900   Capitol Bancorp Ltd. (a)......       223,560
      1,200   Carver Bancorp, Inc. .........        19,908
        450   CCF Holding Co. ..............         8,305
      1,000   Central Bancorp, Inc. ........        28,035
      3,390   Centrue Financial Corp. *.....        88,706
      3,330   CFS Bancorp, Inc. ............        44,622
      4,700   Citizens First Bancorp,
                Inc. .......................       100,298
        700   Citizens Holding Co. .........        15,050
        130   Codorus Valley Bancorp,
                Inc. .......................         2,366
     15,400   Collegiate Funding Services
                *...........................       228,074
      4,274   Community Bank Shares of
                Indiana, Inc. ..............       105,269
      2,289   Community Capital Corp. ......        54,936
        860   Community Financial Corp. ....        18,219
      1,030   Community Shores Bank Corp.
                *...........................        16,171
      4,374   Community West Bancshares.....        54,238
     36,892   CompuCredit Corp. * (a).......     1,638,742
        700   Cooperative Bankshares, Inc.
                (a).........................        13,489
     23,560   Corus Bankshares, Inc. (a)....     1,291,794
      1,600   Cowlitz Bancorp *.............        21,424
        600   Desert Community Bank.........        19,500
      1,307   Dollar Financial Corp. *......        15,671
      2,200   EFC Bancorp, Inc. ............        73,260
      1,090   Elmira Savings Bank, FSB......        29,430
        896   Evans Bancorp, Inc. ..........        19,667
      7,610   Federal Agricultural Mortgage
                Corp., Class C (a)..........       185,227
        650   Fidelity Bancorp, Inc. .......        12,480
      2,725   Fidelity Southern Corp. ......        47,415
        800   First Bancorp of Indiana,
                Inc. .......................        18,000
        700   First Bancshares, Inc. .......        12,026
      4,540   First BancTrust Corp. ........        58,566
        800   First Capital, Inc. ..........        14,000
      2,200   First Citizens BancShares,
                Inc., Class A...............       375,430

                                             Laudus Trust Semi-Annual Report  37
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      3,970   First Defiance Financial
                Corp. ......................  $    108,897
      7,300   First Federal Bancshares of
                Arkansas, Inc. .............       172,207
      2,693   First Federal Bancshares,
                Inc. .......................        55,584
      2,400   First Federal Bankshares,
                Inc. .......................        46,680
         10   First Financial Service
                Corp. ......................           296
        600   First Franklin Corp. .........        10,020
        400   First Indiana Corp. ..........        13,628
        300   First Keystone Financial,
                Inc. .......................         6,600
      3,100   First M&F Corp. (a)...........       109,275
        300   First Mariner Bancorp *.......         5,061
        300   First Merchants Corp. (a).....         7,749
        216   First Niles Financial,
                Inc. .......................         3,078
     16,170   First Place Financial
                Corp. ......................       358,489
      4,937   First Regional Bancorp *......       388,986
      1,000   First United Corp. ...........        19,900
      3,300   First West Virginia Bancorp,
                Inc. .......................        60,390
      4,020   FirstBank NW Corp. ...........       111,555
        190   FirstFed Bancorp, Inc. .......         2,071
     36,960   FirstFed Financial Corp. *
                (a).........................     1,988,817
      5,320   Flag Financial Corp. (a)......        85,618
      1,377   FMS Financial Corp. ..........        24,098
        100   FNB Corp. (a).................         2,768
      1,467   FNB Corp. ....................        27,668
        625   FNB Financial Services
                Corp. ......................        11,019
        550   Fremont General Corp. (a).....        12,007
        400   Glen Burnie Bancorp...........         8,008
        100   Greene County Bancshares,
                Inc. .......................         2,588
        600   GS Financial Corp. ...........         9,510
      2,370   Guaranty Federal Bancshares,
                Inc. .......................        64,368
      5,150   HF Financial Corp. ...........        97,232
      1,700   HMN Financial, Inc. (a).......        53,873
      1,618   Home Federal Bancorp..........        40,879
        675   Hopfed Bancorp, Inc. .........        10,652
      2,000   Horizon Bancorp...............        53,150
      9,666   Independence Community Bank
                Corp. (a)...................       329,514
      4,200   Independent Bank Corp. (a)....       121,968
     12,732   Integra Bank Corp. ...........       276,284
     12,579   Intervest Bancshares Corp.
                *...........................       276,109
      3,147   ITLA Capital Corp. *..........       165,186
      2,351   Leesport Financial Corp. .....        53,485
     17,000   LSB Bancshares, Inc. .........       295,800
        315   LSB Financial Corp. ..........         8,921
      3,154   MAF Bancorp, Inc. ............       129,314
      1,010   Meta Financial Group, Inc. ...        19,948
      2,000   MFB Corp. ....................        50,500
      2,301   MidWestOne Financial Group,
                Inc. .......................        43,431
        103   Monroe Bancorp................         1,743
      3,022   National Mercantile Bancorp
                *...........................        46,994
      1,000   New Hampshire Thrift
                Bancshares, Inc. ...........        14,090
        200   North Central Bancshares,
                Inc. .......................         7,540
      1,200   Northeast Bancorp.............        26,244

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      1,630   Northrim BanCorp, Inc. .......  $     40,815
      1,400   Northway Financial, Inc. .....        47,761
      4,643   OceanFirst Financial Corp. ...       112,082
      2,100   PAB Bankshares, Inc. (a)......        32,781
        905   Park Bancorp, Inc. ...........        27,784
        653   Parkvale Financial Corp. .....        17,794
      4,533   Peoples Bancorp of North
                Carolina....................        96,213
      1,790   Peoples BancTrust Co.,
                Inc. .......................        31,012
        500   Peoples Financial Corp. ......         8,875
      4,310   PFF Bancorp, Inc. ............       130,421
      1,010   Pinnacle Bancshares, Inc. ....        13,761
      1,800   Pocahontas Bancorp, Inc. .....        22,509
        997   Premier Community Bankshares,
                Inc. .......................        20,304
      2,740   Princeton National Bancorp,
                Inc. .......................        93,160
     32,700   Provident Bankshares Corp.
                (a).........................     1,137,305
     12,000   Provident Financial Holdings,
                Inc. .......................       336,600
      3,365   Renasant Corp. ...............       106,502
         10   Republic Bancorp, Inc., Class
                A...........................           209
      9,683   Republic First Bancorp, Inc.
                *...........................       119,682
        600   River Valley Bancorp..........        12,597
        105   Riverview Bancorp, Inc. ......         2,216
      7,274   Shore Bancshares, Inc. .......       234,223
        100   Simmons First National Corp.,
                Class A.....................         2,852
        100   South Street Financial Corp.
                (a).........................           967
        200   Southern Missouri Bancorp,
                Inc. .......................         2,913
      1,459   Sterling Financial Corp.
                (a).........................        32,900
     36,260   SVB Financial Group * (a).....     1,763,685
     25,340   TD Banknorth, Inc. (a)........       763,748
      1,050   Team Financial, Inc. .........        15,908
      1,000   Teche Holding Co. ............        38,870
      3,477   Timberland Bancorp, Inc. .....        80,667
      3,367   UMB Financial Corp. (a).......       221,145
        800   Union Bankshares Corp. .......        33,424
        600   Union Community Bancorp.......        15,270
         51   UnionBancorp, Inc. ...........         1,066
      1,140   United Bancshares, Inc. ......        18,297
     17,042   United Community Financial
                Corp. (a)...................       191,211
      1,184   United Financial Corp. .......        29,600
        872   United Security Bancshares,
                Inc. (a)....................        23,928
      7,176   Unity Bancorp, Inc. ..........        93,432
      2,556   Wainwright Bank & Trust
                Co. ........................        26,608
     65,490   Walter Industries, Inc. (a)...     3,203,770
      3,814   Washington Banking Co. .......        70,178
      9,270   Washington Savings Bank,
                F.S.B.......................        84,450
     16,792   Westcorp (a)..................       989,048
        945   WFS Financial, Inc. *.........        63,495
      5,030   World Acceptance Corp. *......       127,812
      2,202   WSFS Financial Corp. .........       129,676
      1,900   WVS Financial Corp. ..........        30,970

38  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
        400   Yardville National Bancorp
                (a).........................  $     14,100
                                              ------------
                                                29,015,543
                                              ------------
              BASIC MINERALS & METALS - 2.6%
      8,760   A. M. Castle & Co. *..........       153,300
     24,620   Aleris International, Inc. *
                (a).........................       675,819
    194,000   Allegheny Technologies, Inc.
                (a).........................     6,010,120
     32,690   Commercial Metals Co. ........     1,102,961
      1,000   Harsco Corp. .................        65,570
     63,300   Lone Star Technologies, Inc. *
                (a).........................     3,518,847
      3,101   Northwest Pipe Co. *..........        80,285
     48,300   NS Group, Inc. *..............     1,895,775
      7,584   Olin Corp. (a)................       144,020
     23,170   Quanex Corp. (a)..............     1,534,317
     21,767   Roanoke Electric Steel Corp.
                (a).........................       435,993
     36,562   Ryerson Tull, Inc. (a)........       778,771
     13,188   Superior Essex, Inc. *........       237,516
                                              ------------
                                                16,633,294
                                              ------------
              BIOTECHNOLOGY - 1.0%
     11,959   Harvard Bioscience, Inc. *....        36,475
     80,237   Invitrogen Corp. * (a)........     6,036,229
                                              ------------
                                                 6,072,704
                                              ------------
              CELLULAR & WIRELESS - 1.0%
        280   Nextel Partners, Inc., Class A
                * (a).......................         7,028
     32,503   NII Holdings, Inc. * (a)......     2,744,878
     49,160   Telephone & Data Systems,
                Inc. .......................     1,917,240
     17,610   Telephone & Data Systems,
                Inc., Special Shares........       661,256
     17,500   U.S. Cellular Corp. * (a).....       934,850
      8,850   USA Mobility, Inc. * (a)......       238,773
                                              ------------
                                                 6,504,025
                                              ------------
              CHEMICALS & RUBBER - 1.8%
     16,400   A. Schulman, Inc. ............       294,380
      3,301   American Pacific Corp. *......        19,529
     21,260   Arch Chemicals, Inc. .........       494,295
      1,200   Bairnco Corp. ................        12,828
     16,170   Bandag, Inc. (a)..............       693,046
        402   Chemtura Corp. ...............         4,993
     58,406   Eastman Chemical Co. (a)......     2,743,330
      3,100   FMC Corp. *...................       177,382
    238,869   Hercules, Inc. *..............     2,918,978
     99,500   Hexcel Corp. * (a)............     1,819,855
      2,602   LESCO, Inc. *.................        41,242
     18,660   RPM International, Inc. (a)...       343,344
      5,200   Scotts Miracle-Gro Co., Class
                A (a).......................       457,236
      7,600   Stepan Co. ...................       190,456
    147,670   Terra Industries, Inc. *
                (a).........................       982,006
     17,640   Westlake Chemical Corp. ......       477,691
                                              ------------
                                                11,670,591
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.1%
     30,042   BE Aerospace, Inc. * (a)......  $    497,796
      3,970   Ladish Co., Inc. * (a)........        69,237
      1,590   Triumph Group, Inc. *.........        59,100
                                              ------------
                                                   626,133
                                              ------------
              COMMUNICATIONS UTILITIES - 0.4%
      1,700   Atlantic Tele-Network,
                Inc. .......................        56,440
      1,040   CNET Networks, Inc. * (a).....        14,113
     33,156   CT Communications, Inc. ......       410,140
      1,610   D&E Communications, Inc. .....        14,603
    184,540   EarthLink, Inc. * (a).........     1,974,578
      4,800   Hector Communications Corp.
                (a).........................       139,632
        310   Valor Communications Group,
                Inc. (a)....................         4,225
                                              ------------
                                                 2,613,731
                                              ------------
              CONSTRUCTION & HOMEBUILDING - 3.5%
     88,500   Beazer Homes USA, Inc. (a)....     5,192,295
      8,200   Brookfield Homes Corp. .......       455,346
        402   Cavco Industries, Inc. *......        14,585
      1,520   Comfort Systems USA, Inc. *...        13,391
     29,200   Granite Construction, Inc. ...     1,116,608
     53,270   Hovnanian Enterprises, Inc.,
                Class A * (a)...............     2,727,424
     66,898   M.D.C. Holdings, Inc. ........     5,277,582
      8,170   M/I Homes, Inc. (a)...........       443,304
        751   Meadow Valley Corp. *.........         7,150
     34,080   Meritage Corp. * (a)..........     2,612,573
      3,540   Orleans Homebuilders, Inc.
                (a).........................        87,226
     32,800   Ryland Group, Inc. (a)........     2,244,176
      5,200   Sterling Construction Co.,
                Inc. * (a)..................       134,680
     13,025   Technical Olympic USA, Inc.
                (a).........................       340,734
     21,870   WCI Communities, Inc. * (a)...       620,452
      5,400   William Lyon Homes, Inc. *
                (a).........................       838,080
                                              ------------
                                                22,125,606
                                              ------------
              CONSTRUCTION MATERIALS - 1.8%
      3,700   Ameron International Corp.
                (a).........................       171,680
        900   Apogee Enterprises, Inc.
                (a).........................        15,390
     19,170   Compass Minerals
                International, Inc. ........       440,910
     38,790   Eagle Materials, Inc. (a).....     4,707,942
     10,275   Florida Rock Industries, Inc.
                (a).........................       658,525
     17,620   Jarden Corp. * (a)............       723,653
      4,700   Martin Marietta Materials,
                Inc. (a)....................       368,762
     19,000   MDU Resources Group, Inc.
                (a).........................       677,350
      6,300   Oil-Dri Corp. of America......       110,061
    157,238   Owens-Illinois, Inc. * (a)....     3,242,248
      5,430   United States Lime & Minerals,
                Inc. *......................       185,435
                                              ------------
                                                11,301,956
                                              ------------

                                             Laudus Trust Semi-Annual Report  39
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              CONSUMER DURABLES - 0.4%
      4,820   Brunswick Corp. (a)...........  $    181,859
     14,710   Coachmen Industries, Inc.
                (a).........................       169,018
     55,800   Thor Industries, Inc. (a).....     1,897,199
     18,316   Universal Electronics, Inc.
                *...........................       316,684
                                              ------------
                                                 2,564,760
                                              ------------
              DRUGS & PHARMACEUTICALS - 1.0%
      7,510   Dade Behring Holdings,
                Inc. .......................       275,317
      9,500   E-Z-EM, Inc. *................       134,425
    118,931   Endo Pharmaceuticals Holdings,
                Inc. * (a)..................     3,171,889
     16,925   First Horizon Pharmaceutical
                Corp. * (a).................       336,300
      8,556   Immucor, Inc. *...............       234,777
      1,740   Inverness Medical Innovations,
                Inc. *......................        46,162
        150   Lifecore Biomedical, Inc. *...         1,814
      7,600   Natural Alternative
                International, Inc. *.......        52,744
     23,100   Nature's Sunshine Products,
                Inc. .......................       536,844
     20,060   United Therapeutics Corp. *...     1,400,188
      6,309   USANA Health Sciences, Inc. *
                (a).........................       300,939
     18,100   Weider Nutrition
                International, Inc. *.......        95,749
                                              ------------
                                                 6,587,148
                                              ------------
              ELECTRIC UTILITIES - 2.2%
     68,880   Alliant Energy Corp. .........     2,006,474
     46,400   Avista Corp. .................       900,160
      2,281   CH Energy Group, Inc. (a).....       108,302
     72,100   Cleco Corp. ..................     1,700,118
    117,540   Duquesne Light Holdings, Inc.
                (a).........................     2,022,863
     31,100   Energy East Corp. ............       783,409
      8,000   Florida Public Utilities
                Co. ........................       127,040
      5,700   Green Mountain Power Corp. ...       187,701
      8,832   Pinnacle West Capital
                Corp. ......................       389,315
      4,482   PNM Resources, Inc. (a).......       128,499
     12,200   UIL Holdings Corp. ...........       638,182
         20   Unitil Corp. .................           562
    188,690   Westar Energy, Inc. ..........     4,553,090
      9,300   Wisconsin Energy Corp. (a)....       371,256
      4,600   WPS Resources Corp. (a).......       265,880
                                              ------------
                                                14,182,851
                                              ------------
              FINANCIAL INVESTMENTS - 0.9%
      2,775   Aaron Rents, Inc. (a).........        58,691
      3,140   Aaron Rents, Inc., Class A....        61,858
     63,703   American Capital Strategies
                Ltd. .......................     2,335,352
      1,540   California First National
                Bancorp.....................        20,020
        300   Capital Southwest Corp. ......        25,551
     32,236   Electro Rent Corp. *..........       405,529
      9,480   ePlus, Inc. *.................       123,714

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FINANCIAL
                INVESTMENTS continued
     10,880   Jackson Hewitt Tax Service,
                Inc. (a)....................  $    260,141
     84,741   MCG Capital Corp. ............     1,429,581
        783   McGrath Rentcorp (a)..........        22,182
     22,010   Price Communications Corp.
                *...........................       362,065
     15,790   Universal Compression
                Holdings, Inc. * (a)........       627,968
      8,060   Willis Lease Finance Corp.
                *...........................        80,519
                                              ------------
                                                 5,813,171
                                              ------------
              FOREST PRODUCTS & PAPER - 0.3%
     14,149   Chesapeake Corp. .............       260,200
     11,480   CSS Industries, Inc. .........       373,330
      1,850   DSG International Ltd. *......        11,322
      9,700   Greif, Inc., Class A (a)......       582,970
     17,070   Lydall, Inc. *................       152,435
      4,940   Mod-Pac Corp. *...............        53,698
      3,500   Nashua Corp. *................        21,700
      4,370   Packaging Dynamics Corp. .....        55,062
      5,800   Universal Forest Products,
                Inc. .......................       332,456
                                              ------------
                                                 1,843,173
                                              ------------
              FURNITURE & HOUSEHOLD ITEMS - 1.5%
     11,700   A.T. Cross Co., Class A *.....        56,043
     10,790   Aldila, Inc. .................       261,658
      1,100   American Biltrite, Inc. *.....        13,585
        760   American Locker Group, Inc.
                *...........................         3,526
     12,640   Atlantis Plastics, Inc., Class
                A (a).......................       126,274
      6,430   AZZ, Inc. *...................       132,137
     14,300   Bassett Furniture Industries,
                Inc. .......................       266,266
     30,851   Central Garden & Pet Co. *
                (a).........................     1,396,008
      5,350   Channell Commercial Corp. *...        50,560
      1,300   Chase Corp. ..................        18,967
      1,250   Chromcraft Revington, Inc.
                *...........................        16,975
      9,840   Communications Systems, Inc.
                (a).........................       110,700
      4,460   Ethan Allen Interiors,
                Inc. .......................       139,821
      2,120   Flexsteel Industries, Inc. ...        31,842
      1,794   Genlyte Group, Inc. *.........        86,256
     10,800   Griffon Corp. *...............       265,680
     34,790   HNI Corp. ....................     2,095,055
     31,267   JAKKS Pacific, Inc. * (a).....       507,463
      1,492   K2, Inc. *....................        17,009
      5,400   Kimball International, Inc.,
                Class B.....................        65,286
      4,001   Knape & Vogt Manufacturing
                Co. ........................        52,413
     25,960   La-Z-Boy, Inc. (a)............       342,412
     18,000   Lamson & Sessions Co. * (a)...       329,760
     11,900   LSI Industries, Inc. .........       226,100
     36,798   Mikohn Gaming *...............       489,045
        205   Mity Enterprises, Inc. *......         3,501
      8,090   Movado Group, Inc. ...........       151,445
     14,480   Myers Industries, Inc. (a)....       168,547
      5,410   National Presto Industries,
                Inc. .......................       231,602

40  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FURNITURE & HOUSEHOLD
                ITEMS continued
      4,100   Preformed Line Products
                Co. ........................  $    193,520
      4,000   Raven Industries, Inc. (a)....       117,000
      4,628   RC2 Corp. *...................       156,241
     10,668   Stanley Furniture Co.,
                Inc. .......................       279,395
      5,940   Steelcase, Inc., Class A......        85,892
      1,241   Summa Industries..............         9,370
     33,110   Thomas & Betts Corp. *........     1,139,315
      4,630   West Pharmaceutical Services,
                Inc. (a)....................       137,372
                                              ------------
                                                 9,774,041
                                              ------------
              GAS & OTHER PUBLIC UTILITIES - 1.4%
      1,701   Artesian Resources Corp.,
                Class A.....................        51,166
     54,890   Atmos Energy Corp. ...........     1,550,642
     11,440   California Water Service
                Group.......................       471,328
      6,820   Chesapeake Utilities Corp. ...       239,723
     26,160   Clean Harbors, Inc. * (a).....       888,132
     13,450   Laclede Group, Inc. ..........       436,991
      2,840   ONEOK, Inc. ..................        96,617
      2,260   RGC Resources, Inc. ..........        60,410
      8,040   SJW Corp. ....................       388,171
     40,120   South Jersey Industries,
                Inc. .......................     1,169,097
     45,392   Southwest Water Co. (a).......       658,184
     82,720   Vectren Corp. ................     2,345,111
     13,512   Waste Industries USA, Inc. ...       179,710
     16,000   WGL Holdings, Inc. ...........       514,080
                                              ------------
                                                 9,049,362
                                              ------------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.1%
      8,242   Herley Industries *...........       153,548
      3,050   Todd Shipyards Corp. .........        58,255
      9,820   United Industrial Corp. (a)...       351,065
                                              ------------
                                                   562,868
                                              ------------
              HEALTH CARE & HOSPITAL - 2.8%
     45,850   Allied Healthcare
                International, Inc. *.......       259,053
      4,550   Almost Family, Inc. *.........        73,710
      9,500   American Shared Hospital
                Services....................        56,905
      5,070   AmSurg Corp. *................       138,715
        910   Community Health Systems, Inc.
                *...........................        35,317
     15,200   Five Star Quality Care, Inc.
                *...........................       104,880
    117,382   Health Net, Inc. * (a)........     5,554,516
     17,240   HealthTronics, Inc. * (a).....       171,710
      5,330   Humana, Inc. *................       255,200
     57,400   Kindred Healthcare, Inc. *
                (a).........................     1,710,520
          5   LifePoint Hospitals, Inc. *...           219
     57,100   Manor Care, Inc. .............     2,193,211
     15,412   MedCath Corp. *...............       366,035
     14,700   MEDTOX Scientific, Inc. *.....       106,575
      2,091   National Dentex Corp. *.......        43,075
      5,434   National Healthcare Corp. ....       190,190

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, HEALTH CARE &
                HOSPITAL continued
      1,891   National Home Health Care
                Corp. ......................  $     21,406
        450   Option Care, Inc. (a).........         6,588
      8,716   Pediatric Services of America,
                Inc. *......................       121,937
     48,220   Pediatrix Medical Group, Inc.
                *...........................     3,704,260
      8,390   Psychemedics Corp. ...........       114,104
     17,400   RehabCare Group, Inc. *.......       357,048
     25,050   Res-Care, Inc. *..............       385,520
     35,900   Triad Hospitals, Inc. *.......     1,625,193
                                              ------------
                                                17,595,887
                                              ------------
              INFORMATION & SERVICES - 6.1%
      1,410   Ablest, Inc. *................        13,014
     19,800   ABM Industries, Inc. (a)......       412,038
     86,000   Adesa, Inc. ..................     1,900,600
      2,160   Administaff, Inc. ............        85,838
      2,031   Albany Molecular Research,
                Inc. *......................        24,738
     15,200   Ambassadors Groups, Inc. .....       338,960
      2,900   American Dental Partners, Inc.
                *...........................        98,368
     56,130   American Retirement Corp. *...     1,056,928
      1,570   Angelica Corp. ...............        28,025
      1,940   Asset Acceptance Capital Corp.
                * (a).......................        58,142
      1,200   Barrett Business Services,
                Inc. *......................        27,420
      6,914   Butler International, Inc.
                *...........................        26,619
     41,066   Capital Title Group, Inc. ....       303,888
     21,650   Carriage Services, Inc. *
                (a).........................       137,261
        375   Cass Information Systems,
                Inc. .......................        11,790
     87,532   CBIZ, Inc. *..................       446,413
     19,110   CDI Corp. (a).................       564,509
     13,630   Central Parking Corp. ........       203,769
    132,809   CheckFree Corp. * (a).........     5,022,836
      2,101   Cornell Cos., Inc. * (a)......        30,906
     37,400   Covance, Inc. * (a)...........     1,794,826
        190   CPI Corp. ....................         3,342
        515   Discovery Partners
                International *.............         1,658
     15,010   Dun & Bradstreet Corp. *......       988,709
      3,230   Ecology & Environment,
                Inc. .......................        26,486
        143   Escala Group, Inc. *..........         2,381
      4,798   Exponent, Inc. *..............       150,609
        256   Forrester Research, Inc. *....         5,330
      2,990   Franklin Covey Co. * (a)......        21,349
      2,660   G & K Services, Inc., Class A
                (a).........................       104,777
      1,700   Hallwood Group, Inc. .........       108,800
     17,740   Harte-Hanks, Inc. (a).........       468,868
     17,518   Hudson Highland Group, Inc. *
                (a).........................       437,424
        435   ICT Group, Inc. *.............         5,107
      5,557   Jones Lang LaSalle, Inc.
                (a).........................       255,955
     17,760   Kelly Services, Inc., Class
                A...........................       544,522
     19,500   Kendle International, Inc.
                *...........................       548,730
      3,480   Labor Ready, Inc. * (a).......        89,262
     11,900   Layne Christensen Co. *.......       280,245

                                             Laudus Trust Semi-Annual Report  41
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
      8,800   Mac-Gray Corp. *..............  $    113,960
      6,620   Manpower, Inc. ...............       293,862
     11,400   MAXIMUS, Inc. ................       407,550
      7,876   Metal Management, Inc. (a)....       199,657
     17,000   Michael Baker Corp. *.........       442,850
     24,200   Monro Muffler Brake, Inc. ....       635,734
    203,900   Monster Worldwide, Inc. *.....     6,261,769
    191,574   MPS Group, Inc. * (a).........     2,260,573
     11,740   National Technical Systems,
                Inc. *......................        58,348
     20,397   NCO Group, Inc. * (a).........       421,402
     15,900   Nobel Learning Communities,
                Inc. *......................       148,824
      3,000   Opinion Research Corp. *......        19,860
      7,758   Per-Se Technologies, Inc. *
                (a).........................       160,280
     82,354   Pharmaceutical Product
                Development, Inc. *.........     4,736,179
      6,428   PRA International *...........       194,833
      7,818   RCM Technologies, Inc. *......        46,986
     29,140   Regis Corp. (a)...............     1,102,075
      1,375   Security National Financial
                Corp., Class A *............         4,276
      1,890   Shaw Group, Inc. * (a)........        46,607
     26,757   SOURCECORP, Inc. * (a)........       573,670
      1,101   SRI/Surgical Express, Inc.
                *...........................         6,958
     17,996   Steiner Leisure Ltd. * (a)....       611,324
      5,428   TALX Corp. ...................       177,984
     15,860   Trammell Crow Co. *...........       391,425
     25,900   URS Corp. *...................     1,046,101
     15,219   Vertrue, Inc. *...............       553,211
      6,600   Volt Information Sciences,
                Inc. *......................       134,112
      1,800   Watson Wyatt & Co. Holdings
                (a).........................        48,510
     36,733   West Corp. * (a)..............     1,373,447
                                              ------------
                                                39,102,809
                                              ------------
              INSTRUMENTS - 6.0%
         83   ADE Corp. *...................         1,866
      4,700   Allied Healthcare Products,
                Inc. *......................        25,051
    143,141   American Medical Systems
                Holdings, Inc. *............     2,884,291
     11,200   American Science &
                Engineering, Inc. * (a).....       734,608
      4,585   Armor Holdings, Inc. * (a)....       197,201
      1,200   Arrow International, Inc.
                (a).........................        33,840
        741   ArthroCare Corp. * (a)........        29,803
        440   Astro-Med, Inc. ..............         5,425
        770   Atrion Corp. .................        50,050
     76,680   Bausch & Lomb, Inc. ..........     6,186,541
      6,079   Bio-Logic Systems Corp. *.....        36,656
     80,370   Checkpoint Systems, Inc. *
                (a).........................     1,906,376
     12,429   Compex Technologies, Inc. *...        53,693
     16,448   CONMED Corp. * (a)............       458,570
     18,805   Datascope Corp. ..............       583,331
     40,990   DJ Orthopedics, Inc. *........     1,186,251

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INSTRUMENTS continued
    120,960   Edwards Lifesciences Corp.
                *...........................  $  5,371,834
     12,600   Esterline Technologies Corp.
                *...........................       477,414
      7,970   Frequency Electronics,
                Inc. .......................        86,873
     39,520   Haemonetics Corp. *...........     1,878,386
      4,799   Integra LifeSciences Holdings
                * (a).......................       183,610
     31,700   Invacare Corp. ...............     1,320,939
      4,500   Iridex Corp. *................        39,555
      2,400   K-Tron International, Inc.
                *...........................        81,192
      7,380   Langer, Inc. *................        37,520
      9,000   LeCroy Corp. *................       133,650
      1,308   Mesa Laboratories, Inc. ......        16,677
      5,802   Misonix, Inc. *...............        41,716
      3,123   MOCON, Inc. ..................        30,231
      8,092   Molecular Devices Corp. *
                (a).........................       169,042
     23,460   MTS Systems Corp. ............       886,084
      4,260   New Brunswick Scientific Co.,
                Inc. *......................        26,029
      1,800   O.I. Corp. *..................        19,170
      6,200   Oakley, Inc. (a)..............       107,508
        510   Orthofix International NV *...        22,236
     17,300   Perceptron, Inc. *............       110,832
     11,380   PerkinElmer, Inc. ............       231,811
     10,120   Respironics, Inc. *...........       426,862
        600   Schmitt Industries, Inc. *....         4,127
      2,712   Span-America Medical Systems,
                Inc. .......................        27,649
    133,140   Steris Corp. .................     3,167,401
     14,790   Symmetry Medical, Inc. *
                (a).........................       350,523
     74,963   Teleflex, Inc. (a)............     5,284,892
     88,500   Thoratec Corp. *..............     1,571,760
     51,080   Viasys Healthcare, Inc. *
                (a).........................     1,276,489
      7,961   Vital Signs, Inc. ............       366,922
     10,880   Zygo Corp. *..................       166,682
                                              ------------
                                                38,289,169
                                              ------------
              INSURANCE - 7.7%
      3,475   Alleghany Corp. *.............     1,063,350
     12,222   American National Insurance
                Co. ........................     1,455,885
     15,519   American Physicians Capital,
                Inc. *......................       762,448
      3,200   American Safety Insurance
                Holdings Ltd. *.............        55,168
     51,578   AmerUs Group Co. (a)..........     2,959,030
     12,667   Argonaut Group, Inc. * (a)....       342,136
     19,646   Ceres Group, Inc. *...........       110,607
     69,590   CNA Financial Corp. * (a).....     2,078,653
      7,600   Commerce Group, Inc. .........       440,952
     11,800   Delphi Financial Group, Inc.,
                Class A.....................       552,240
    119,740   Endurance Specialty Holdings
                Ltd. .......................     4,084,330
      1,300   FBL Financial Group, Inc.,
                Class A.....................        38,935
     26,160   Great American Financial
                Resources, Inc. ............       523,200

42  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
    141,899   HCC Insurance Holdings, Inc.
                (a).........................  $  4,048,378
     88,500   Horace Mann Educators
                Corp. ......................     1,750,530
      2,411   Investors Title Co. ..........        94,632
     89,874   IPC Holdings Ltd. ............     2,934,386
      3,613   Kansas City Life Insurance
                Co. ........................       184,877
     67,175   Max Re Capital Ltd. ..........     1,665,268
     24,711   Meadowbrook Insurance Group,
                Inc. *......................       138,382
        400   Merchants Group, Inc. ........        10,680
      5,465   Midland Co. (a)...............       196,904
     27,750   National Financial Partners
                Corp. ......................     1,252,635
      2,007   National Western Life
                Insurance Co., Class A *....       423,979
      7,150   NYMAGIC, Inc. ................       173,960
     12,630   Odyssey Re Holdings Corp.
                (a).........................       322,570
        200   Ohio Casualty Corp. ..........         5,424
     76,580   Old Republic International
                Corp. ......................     2,042,389
     29,949   Philadelphia Consolidated
                Holding Corp. *.............     2,542,670
     35,617   Presidential Life Corp. ......       641,106
     36,160   PXRE Group Ltd. (a)...........       486,714
    118,080   Radian Group, Inc. ...........     6,270,047
      3,900   RTW, Inc. *...................        44,460
     28,561   Safety Insurance Group,
                Inc. .......................     1,016,486
     62,640   Scottish Re Group Ltd. (a)....     1,493,338
     10,600   Selective Insurance Group,
                Inc. .......................       518,340
     12,500   StanCorp Financial Group,
                Inc. .......................     1,052,500
      3,044   State Auto Financial Corp. ...        96,312
      3,410   Stewart Information Services
                Corp. ......................       174,592
     39,910   UICI..........................     1,436,760
     10,910   Unico American Corp. *........       100,045
     26,483   United America Indemnity Ltd.,
                Class A * (a)...............       485,963
      5,900   United Fire & Casualty Co.
                (a).........................       266,149
     10,450   W. R. Berkley Corp. (a).......       412,566
     29,210   Zenith National Insurance
                Corp. (a)...................     1,831,175
                                              ------------
                                                48,581,151
                                              ------------
              IT HARDWARE - 4.9%
     11,460   American Technical Ceramics
                Corp. *.....................       124,341
     14,125   Amphenol Corp., Class A.......       569,803
      3,100   Applied Innovation, Inc. *....        11,935
     73,177   Arris Group, Inc. * (a).......       867,879
     84,671   ATMI, Inc. * (a)..............     2,624,800
     10,438   Avocent Corp. *...............       330,258
        790   Blonder Tongue Laboratories,
                Inc. *......................         1,706
      6,575   BTU International, Inc. *.....        59,767
    192,221   Cirrus Logic, Inc. *..........     1,458,957
      3,591   Cobra Electronics Corp. *.....        29,877
     28,624   Cohu, Inc. ...................       676,958
        861   Comtech Telecommunications
                Corp. * (a).................        35,706

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, IT HARDWARE continued
        500   Diodes, Inc. * (a)............  $     18,130
     20,944   DSP Group, Inc. * (a).........       537,423
     15,468   EMS Technologies, Inc. *......       253,211
     17,870   Emulex Corp. *................       361,153
     65,330   Entegris, Inc. *..............       738,229
        740   Espey Manufacturing &
                Electronics Corp. ..........        25,882
      8,351   Giga-tronics, Inc. *..........        35,158
     19,330   Globecomm Systems, Inc. *.....       151,741
    139,900   Harris Corp. .................     5,847,819
     42,200   Imation Corp. (a).............     1,809,114
        200   Innovex, Inc. * (a)...........           850
    295,800   Intersil Corp., Class A.......     6,442,523
     11,230   IXYS Corp. *..................       118,589
      8,900   MEMC Electronic Materials,
                Inc. * (a)..................       202,831
      1,400   Merrimac Industries, Inc. *...        12,803
     70,270   Microsemi Corp. * (a).........     1,794,696
      6,070   MKS Instruments, Inc. *.......       104,586
     21,600   Netlogic Microsystems, Inc. *
                (a).........................       466,344
    160,070   ON Semiconductor Corp. *
                (a).........................       827,562
        600   Optical Cable Corp. *.........         3,342
        781   Orbit International Corp. *
                (a).........................         7,711
     84,434   Photronics, Inc. * (a)........     1,638,020
        200   Semitool, Inc. *..............         1,590
     22,680   SonicWALL, Inc. * (a).........       144,018
      9,685   Sparton Corp. ................        96,850
     18,331   Stratos International, Inc. *
                (a).........................       107,053
     63,886   Symmetricom, Inc. *...........       494,478
     18,690   Tekelec *.....................       391,556
      4,610   Teledyne Technologies, Inc.
                *...........................       158,907
     46,874   Trident Microsystems, Inc. *
                (a).........................     1,491,062
     19,210   Woodhead Industries, Inc. ....       263,753
                                              ------------
                                                31,338,971
                                              ------------
              LAND & WATER TRANSPORTATION - 1.7%
      3,376   Alexander & Baldwin, Inc.
                (a).........................       179,738
        730   B & H Ocean Carriers Ltd. *...        15,257
      2,214   Celadon Group, Inc. *.........        49,372
     92,152   CNF, Inc. ....................     4,837,980
      3,273   Covenant Transport, Inc.,
                Class A * (a)...............        39,603
     26,802   Frozen Food Express
                Industries, Inc. * (a)......       281,153
      6,400   Hub Group, Inc., Class A *....       234,944
     11,940   International Shipholding
                Corp. *.....................       203,577
        882   Isramco, Inc. *...............        12,586
     25,150   Kirby Corp. * (a).............     1,243,165
      7,366   Marten Transport Ltd. *.......       186,360
     44,600   Overseas Shipholding Group,
                Inc. (a)....................     2,601,518
     22,238   Swift Transportation Co., Inc.
                * (a).......................       393,613
      5,490   Transport Corp. of America,
                Inc. *......................        41,175
        300   USA Truck, Inc. *.............         7,590

                                             Laudus Trust Semi-Annual Report  43
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, LAND & WATER
                TRANSPORTATION continued
     40,000   Werner Enterprises, Inc.
                (a).........................  $    691,600
                                              ------------
                                                11,019,231
                                              ------------
              METAL PRODUCTS & MACHINERY - 5.4%
      4,606   Allied Motion Technologies,
                Inc. *......................        18,194
      4,570   Astec Industries, Inc. *......       129,742
      2,800   Baldor Electric Co. ..........        70,980
     19,910   Blount International, Inc.
                *...........................       351,212
     11,233   Bonso Electronics
                International, Inc. ........        55,716
      7,310   Crown Holdings, Inc. *........       116,521
     68,033   Cummins, Inc. (a).............     5,986,224
      3,280   Eastern Co. ..................        71,340
     43,700   Energizer Holdings, Inc. *
                (a).........................     2,477,790
     14,824   EnerSys *.....................       224,880
     39,660   EnPro Industries, Inc. *......     1,336,145
     15,200   ESCO Technologies, Inc. *
                (a).........................       761,064
      2,706   Evans & Sutherland Computer
                Corp. * (a).................        16,128
     15,630   Gardner Denver, Inc. * (a)....       697,098
     12,513   Gehl Co. *....................       348,737
      2,650   Greenbrier Cos., Inc. (a).....        88,086
      5,628   Hardinge, Inc. ...............        82,661
      2,100   International Aluminum
                Corp. ......................        77,910
     17,500   JLG Industries, Inc. .........       640,325
     96,768   Joy Global, Inc. .............     4,882,913
     64,000   Kennametal, Inc. .............     3,138,560
      8,000   L.S. Starrett Co., Class A
                (a).........................       146,480
     75,300   Lennox International, Inc.
                (a).........................     2,063,973
        800   Lincoln Electric Holdings,
                Inc. .......................        31,520
      1,300   Material Sciences Corp. *.....        19,591
     10,700   Mestek, Inc. *................       132,252
     16,300   NCI Building Systems, Inc. *
                (a).........................       664,877
      3,459   NN, Inc. .....................        41,473
     10,700   Omega Flex, Inc. *............       171,093
      2,689   Q.E.P. Co., Inc. *............        30,789
     57,290   Regal-Beloit Corp. (a)........     1,858,488
      2,200   Reinhold Industries, Inc.,
                Class A.....................        42,900
      6,250   Rimage Corp. * (a)............       166,688
     18,800   Robbins & Myers, Inc. (a).....       422,624
         70   Rofin-Sinar Technologies, Inc.
                * (a).......................         2,659
        450   Shiloh Industries, Inc. *.....         6,026
     10,470   SL Industries, Inc. *.........       149,407
      3,670   SPX Corp. ....................       168,637
      7,350   Standex International
                Corp. ......................       193,526
      1,837   TB Wood's Corp. *.............        13,226
        900   Tecumseh Products Co., Class
                B...........................        18,530
        200   Tennant Co. ..................         8,196
    155,180   Timken Co. (a)................     4,597,983
      1,680   Twin Disc, Inc. ..............        66,377
        900   Velcro Industries N.V. (a)....        12,063
      4,940   Water Pik Technologies, Inc.
                *...........................       100,282
      8,870   Woodward Governor Co. ........       754,394

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, METAL PRODUCTS &
                MACHINERY continued
     12,983   York International Corp. .....  $    727,957
                                              ------------
                                                34,184,237
                                              ------------
              MISCELLANEOUS FINANCE - 1.6%
     36,770   A.G. Edwards, Inc. (a)........     1,610,894
     63,950   Affiliated Managers Group,
                Inc. * (a)..................     4,631,259
      6,820   BKF Capital Group, Inc. (a)...       210,943
     10,350   Cohen & Steers, Inc. (a)......       207,000
      2,500   Nuveen Investments, Class A
                (a).........................        98,475
     85,510   Raymond James Financial, Inc.
                (a).........................     2,746,581
      2,070   Stifel Financial Corp. *......        74,313
     35,800   SWS Group, Inc. ..............       587,120
                                              ------------
                                                10,166,585
                                              ------------
              OIL & COAL RESOURCES - 3.8%
      2,600   Arch Coal, Inc. (a)...........       175,500
        782   Atlas America, Inc. * (a).....        38,201
      5,400   ATP Oil & Gas Corp. *.........       177,336
     19,800   Berry Petroleum Co., Class A
                (a).........................     1,320,462
     30,830   Callon Petroleum Co. * (a)....       645,272
     14,807   Comstock Resources, Inc. *....       485,818
     49,296   CONSOL Energy, Inc. ..........     3,759,806
      3,700   Eastern American Natural Gas
                Trust.......................       115,625
     22,900   Energy Partners Ltd. *........       714,938
      6,200   Forest Oil Corp. * (a)........       323,020
      1,900   Houston Exploration Co. *
                (a).........................       127,775
     50,200   Massey Energy Co. (a).........     2,563,714
      4,656   Noble Energy, Inc. ...........       218,366
         90   Penn Virginia Corp. ..........         5,194
     45,790   Pogo Producing Co. ...........     2,698,863
      8,800   Remington Oil & Gas Corp. *...       365,200
      2,376   Resource America, Inc., Class
                A...........................        42,126
     18,900   Southwestern Energy Co. *
                (a).........................     1,387,260
     52,130   Stone Energy Corp. * (a)......     3,182,015
     12,300   Swift Energy Co. * (a)........       562,725
        200   Tidelands Royalty Trust, Class
                B...........................         3,778
     57,500   Ultra Petroleum Corp. * (a)...     3,270,600
      8,900   Vintage Petroleum, Inc. ......       406,374
      9,700   W&T Offshore, Inc. ...........       314,571
     27,232   Whiting Petroleum Corp. *.....     1,193,851
                                              ------------
                                                24,098,390
                                              ------------
              OIL DISTRIBUTION - 0.7%
      6,819   Adams Resources & Energy,
                Inc. .......................       149,336
     41,730   Frontier Oil Corp. (a)........     1,850,726
     38,070   Tesoro Petroleum Corp. .......     2,559,826
     21,040   TransMontaigne, Inc. *........       168,110
                                              ------------
                                                 4,727,998
                                              ------------
              OIL DRILLING & SERVICES - 3.1%
    150,400   Grant Prideco, Inc. * (a).....     6,113,760
     10,000   Grey Wolf, Inc. * (a).........        84,300

44  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, OIL DRILLING &
                SERVICES continued
      6,800   Hydril * (a)..................  $    466,752
      9,400   Lufkin Industries, Inc. (a)...       409,370
      2,700   NATCO Group, Inc., Class A
                *...........................        68,364
     40,700   Oceaneering International,
                Inc. *......................     2,173,787
      8,300   Oil States International, Inc.
                *...........................       301,373
     53,800   Pride International, Inc. *...     1,533,838
    109,280   Rowan Cos., Inc. .............     3,878,347
     17,121   TETRA Technologies, Inc. *....       534,518
     63,690   Tidewater, Inc. (a)...........     3,099,792
      4,100   Veritas DGC, Inc. *...........       150,142
     34,750   W-H Energy Services, Inc. *
                (a).........................     1,126,595
                                              ------------
                                                19,940,938
                                              ------------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                1.6%
     30,400   Baldwin Technology Co., Inc.,
                Class A *...................       131,024
      1,550   Dataram Corp. ................        10,445
      7,170   Diebold, Inc. (a).............       247,078
      6,800   Global Payment Technologies,
                Inc. *......................        24,480
      6,870   Hypercom Corp. * (a)..........        44,792
      1,510   Interphase Corp. *............         6,871
        600   Key Tronic Corp. *............         2,472
     74,892   M-Systems Flash Disk Pioneers
                Ltd. * (a)..................     2,240,769
      1,000   PAR Technology Corp. * (a)....        23,000
      4,190   Printronix, Inc. .............        65,574
     49,185   SafeNet, Inc. * (a)...........     1,785,907
    112,100   UNOVA, Inc. * (a).............     3,921,258
     55,554   VASCO Data Security
                International, Inc. * (a)...       503,875
     85,416   Western Digital Corp. * (a)...     1,104,429
                                              ------------
                                                10,111,974
                                              ------------
              PUBLISHING, BROADCASTING & CINEMA - 1.1%
     97,403   American Greetings Corp.,
                Class A (a).................     2,668,842
     41,800   Banta Corp. (a)...............     2,127,202
      2,700   Cadmus Communications Corp. ..        56,700
      8,137   Central European Media
                Enterprises Ltd., Class A *
                (a).........................       429,715
      2,810   Outlook Group Corp. ..........        44,679
      2,400   Point.360 *...................         5,472
     37,370   Reader's Digest Association,
                Inc. .......................       596,799
     22,304   Regent Communications, Inc.
                *...........................       117,319
      3,200   SBS Broadcasting SA *.........       173,952
     22,423   Scholastic Corp. * (a)........       828,754
      3,506   Tufco Technologies, Inc. *....        22,088
      8,160   World Wrestling Entertainment,
                Inc. (a)....................       106,080
                                              ------------
                                                 7,177,602
                                              ------------
              REAL ESTATE DEVELOPMENT - 0.4%
     28,990   Alderwoods Group, Inc. *......       474,856
     11,150   AMREP Corp. ..................       298,263

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, REAL ESTATE
                DEVELOPMENT continued
      5,097   Avatar Holdings, Inc. *.......  $    301,946
      5,600   Bluegreen Corp. * (a).........        98,840
      3,100   ILX Resorts, Inc. (a).........        27,730
        500   J.W. Mays, Inc. *.............         7,760
        600   Patriot Transportation
                Holding, Inc. *.............        41,220
     26,470   Service Corp. International
                (a).........................       219,436
    103,427   Stewart Enterprises, Inc.,
                Class A (a).................       685,721
      3,846   Tarragon Corp. *..............        71,382
      7,800   United Capital Corp. * (a)....       182,988
                                              ------------
                                                 2,410,142
                                              ------------
              REAL ESTATE INVESTMENT TRUSTS - 3.9%
      3,540   Ashford Hospitality Trust
                (a).........................        38,090
      6,900   Bedford Property Investors,
                Inc. (a)....................       164,496
     21,530   Boykin Lodging Co. * (a)......       267,403
     16,220   Brandywine Realty Trust (a)...       504,280
     12,900   Camden Property Trust (a).....       719,175
     41,100   CBL & Associates Properties,
                Inc. (a)....................     1,684,689
     13,100   Colonial Properties Trust
                (a).........................       582,688
      3,300   Commercial NET Lease Realty...        66,000
     15,695   Correctional Properties
                Trust.......................       461,590
      1,410   Eagle Hospitality Properties
                Trust, Inc. ................        14,072
     31,720   ECC Capital Corp. (a).........       103,407
     15,500   Entertainment Properties
                Trust.......................       691,765
      1,080   Gladstone Commercial Corp.
                (a).........................        18,036
     21,250   Highland Hospitality Corp.
                (a).........................       218,025
    400,502   HRPT Properties Trust.........     4,970,230
        250   Income Opportunity Realty
                Investors *.................         1,825
         33   Investors Real Estate Trust...           314
      4,604   Lexington Corporate Properties
                Trust.......................       108,424
     28,850   LTC Properties, Inc. .........       611,620
     19,330   Mission West Properties, Inc.
                (a).........................       194,073
        200   Monmouth Capital Corp. .......         1,134
      1,604   Monmouth Real Estate
                Investment Corp., Class A...        13,137
     11,090   National Health Investors,
                Inc. .......................       306,195
      7,100   National Health Realty, Inc.
                (a).........................       137,811
     13,820   New Plan Excel Realty Trust
                (a).........................       317,169
     12,230   One Liberty Properties,
                Inc. .......................       243,499
        140   Pennsylvania Real Estate
                Investment Trust (a)........         5,905
      5,310   Presidential Realty Corp.,
                Class B.....................        42,427
      8,870   PS Business Parks, Inc. ......       406,246
      1,630   Roberts Realty Investors, Inc.
                *...........................        12,600
     14,090   Sizeler Property Investors,
                Inc. (a)....................       171,053
     77,530   SL Green Realty Corp. (a).....     5,285,995

                                             Laudus Trust Semi-Annual Report  45
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, REAL ESTATE INVESTMENT
                TRUSTS continued
     58,790   Strategic Hotel Capital, Inc.
                (a).........................  $  1,073,505
     60,090   Sunstone Hotel Investors, Inc.
                (a).........................     1,465,595
    173,150   Trizec Properties, Inc. (a)...     3,992,839
        200   Urstadt Biddle Properties.....         3,216
      5,190   Windrose Medical Properties
                Trust.......................        79,303
      5,302   Winston Hotels, Inc. .........        53,020
                                              ------------
                                                25,030,851
                                              ------------
              RESTAURANTS, HOTELS & THEATERS - 2.3%
      4,595   Benihana, Inc. *..............        81,377
         80   Brinker International, Inc. *
                (a).........................         3,005
     81,397   CBRL Group, Inc. (a)..........     2,739,823
         30   CEC Entertainment, Inc. *
                (a).........................           953
        375   Champps Entertainment, Inc. *
                (a).........................         2,595
     12,439   Checkers Drive-In Restaurants,
                Inc. *......................       190,068
        340   Churchill Downs, Inc. ........        12,009
      4,000   Dave & Buster's, Inc. * (a)...        53,400
    186,700   Denny's Corp. * (a)...........       774,805
      4,500   Famous Dave's of America, Inc.
                *...........................        53,640
      7,416   Fox & Hound Restaurant Group
                *...........................        75,495
      2,000   Frisch's Restaurants, Inc. ...        48,320
     16,950   Interstate Hotels & Resorts,
                Inc. *......................        78,818
      9,812   Isle of Capri Casinos, Inc. *
                (a).........................       209,781
      7,710   J. Alexander's Corp. *........        65,766
     48,330   Jack in the Box, Inc. * (a)...     1,445,550
     10,700   Lone Star Steakhouse & Saloon,
                Inc. .......................       278,200
      6,100   Luby's, Inc. * (a)............        79,666
     29,410   Marcus Corp. .................       589,376
      2,680   Monarch Casino & Resort, Inc.
                * (a).......................        45,533
      4,524   Nathan's Famous, Inc. *.......        40,716
      4,200   Orient- Express Hotels Ltd.,
                Class A.....................       119,364
     14,152   Papa John's International,
                Inc. * (a)..................       709,298
     82,800   Penn National Gaming, Inc.
                *...........................     2,575,908
     53,500   Ryan's Restaurant Group, Inc.
                *...........................       624,345
     12,777   Sands Regent *................       119,594
      3,600   Star Buffet, Inc. ............        27,720
     30,900   Station Casinos, Inc. (a).....     2,050,524
     61,740   The Steak n Shake Co. *.......     1,120,581
     11,500   Vail Resorts, Inc. * (a)......       330,625
                                              ------------
                                                14,546,855
                                              ------------
              RETAIL - 5.9%
      1,950   1-800 CONTACTS, Inc. * (a)....        36,563
     51,719   1-800-FLOWERS.COM, Inc., Class
                A *.........................       362,550

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, RETAIL continued
        427   Acco Brands Corp. * (a).......  $     12,050
      9,990   Advance Auto Parts, Inc. *
                (a).........................       386,413
        400   AutoNation, Inc. *............         7,988
     11,762   Bakers Footwear Group, Inc. *
                (a).........................       176,430
      8,980   Barnes & Noble, Inc. .........       338,546
      5,343   Big Dog Holdings, Inc. *......        38,042
    205,760   Big Lots, Inc. * (a)..........     2,261,302
      2,538   Blair Corp. (a)...............        93,627
      9,630   Books-A-Million, Inc. ........        86,670
    107,590   Borders Group, Inc. ..........     2,385,270
     41,270   Brown Shoe Co., Inc. .........     1,361,910
     36,500   Burlington Coat Factory
                Warehouse Corp. ............     1,388,460
     53,430   Cato Corp., Class A...........     1,064,860
    138,255   Charming Shoppes, Inc. *
                (a).........................     1,475,181
     13,900   Circuit City Stores, Inc.
                (a).........................       238,524
     28,957   Coldwater Creek, Inc. * (a)...       730,296
      6,400   Conn's, Inc. * (a)............       177,408
      7,460   Cost-U-Less, Inc. *...........        45,880
      2,880   CSK Auto Corp. *..............        42,854
        943   Deb Shops, Inc. ..............        20,501
      8,100   Dress Barn, Inc. * (a)........       184,356
     21,994   EZCORP, Inc., Class A * (a)...       353,224
      1,804   Factory Card & Party Outlet
                Corp. *.....................        13,079
     21,914   Finish Line, Inc., Class A....       319,725
      8,400   Finlay Enterprises, Inc. *
                (a).........................        76,020
      9,194   First Cash Financial Services,
                Inc. *......................       241,986
      1,400   Foodarama Supermarkets, Inc.
                *...........................        50,225
      8,900   GameStop Corp., Class A *
                (a).........................       280,083
      3,563   GameStop Corp., Class B *.....       101,154
      9,367   Gottschalks, Inc. *...........        85,427
     10,160   Group 1 Automotive, Inc. *....       280,416
     73,251   GSI Commerce, Inc. * (a)......     1,457,695
     10,600   Guess?, Inc. * (a)............       227,158
     16,030   Hastings Entertainment, Inc.
                *...........................        93,295
     32,500   Lithia Motors, Inc., Class
                A...........................       941,850
     27,200   Longs Drug Stores Corp. (a)...     1,166,608
     13,681   Matria Healthcare, Inc. *.....       516,458
        860   PolyMedica Corp. .............        30,048
     55,959   Restoration Hardware, Inc. *
                (a).........................       353,661
     13,800   Retail Ventures, Inc. * (a)...       151,524
     20,500   REX Stores Corp. * (a)........       280,850
      2,100   Ruddick Corp. ................        48,405
     19,197   Rush Enterprises, Inc., Class
                B *.........................       288,147
      7,500   Shoe Carnival, Inc. *.........       119,325
      2,702   Sport Chalet, Inc., Class A
                *...........................        29,041
        450   Sport Chalet, Inc., Class B
                *...........................         6,006
     36,870   Sports Authority, Inc. *
                (a).........................     1,085,453
     60,923   Stage Store, Inc. ............     1,637,001
     53,150   Stein Mart, Inc. .............     1,078,945
      1,400   Syms Corp. (a)................        18,746
     14,786   Systemax, Inc. *..............       104,093
     15,022   TBC Corp. *...................       518,109

46  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, RETAIL continued
     11,228   The Bon-Ton Stores, Inc.
                (a).........................  $    218,048
        400   The Buckle, Inc. .............        13,588
     32,340   The Men's Wearhouse, Inc. *...       863,478
     36,060   Trans World Entertainment
                Corp. * (a).................       284,513
     70,304   UGI Corp. ....................     1,979,058
        790   United Retail Group, Inc. *...         6,036
    191,626   Urban Outfitters, Inc. *
                (a).........................     5,633,803
      1,000   Village Super Market, Inc.,
                Class A.....................        52,100
     29,660   Weis Markets, Inc. ...........     1,186,697
     84,450   Zale Corp. * (a)..............     2,295,351
                                              ------------
                                                37,402,110
                                              ------------
              SOAPS & COSMETICS - 0.1%
     12,800   Church & Dwight Co., Inc.
                (a).........................       472,832
      4,567   CPAC, Inc. ...................        22,835
     13,860   Parlux Fragrances, Inc. *
                (a).........................       403,880
                                              ------------
                                                   899,547
                                              ------------
              SOFTWARE - 7.6%
     46,874   Activision, Inc. * (a)........       958,573
     33,594   Allscripts Healthcare
                Solution, Inc. * (a)........       605,364
     18,750   American Software, Inc., Class
                A...........................       105,000
      2,775   ANSYS, Inc. *.................       106,810
      2,000   Anteon International Corp. *
                (a).........................        85,520
     10,747   Black Box Corp. (a)...........       450,944
     21,135   Blackbaud, Inc. ..............       299,483
    262,390   BMC Software, Inc. *..........     5,536,428
     13,653   CACI International, Inc.,
                Class A * (a)...............       827,372
     52,200   Cerner Corp. * (a)............     4,537,746
     37,300   CIBER, Inc. * (a).............       277,139
     52,456   Cognizant Technology Solutions
                Corp., Class A *............     2,443,925
     14,479   Computer Programs & Systems,
                Inc. .......................       500,105
      3,845   Computer Task Group, Inc. *
                (a).........................        14,227
    157,800   Compuware Corp. * (a).........     1,499,100
     20,300   Covansys Corp. * (a)..........       323,988
      7,152   CSP, Inc. *...................        51,065
      7,159   Dendrite International, Inc.
                *...........................       143,824
        660   Digital Insight Corp. * (a)...        17,200
      9,470   Edgewater Technology, Inc.
                *...........................        45,172
      3,440   eFunds Corp. *................        64,775
     68,320   First American Corp. (a)......     3,120,174
        726   First Consulting Group, Inc.
                *...........................         4,211
     60,700   Hyperion Solutions Corp. *....     2,953,055
     12,483   IDX Systems Corp. * (a).......       539,016
      2,290   Inforte Corp. ................         9,595
     84,800   Internet Security Systems,
                Inc. * (a)..................     2,036,048
     11,213   Intrado, Inc. * (a)...........       202,170
     22,700   John H. Harland Co. ..........     1,007,880
      5,621   Keynote Systems, Inc. *.......        72,961
     40,040   Lawson Software, Inc. *.......       277,878

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
     51,675   Lightbridge, Inc. *...........  $    417,534
      1,920   Manatron, Inc. *..............        15,552
     13,045   ManTech International Corp.,
                Class A *...................       344,518
        645   MapInfo Corp. * (a)...........         7,901
         83   Marchex, Inc., Class B *
                (a).........................         1,374
        710   McAfee, Inc. *................        22,308
      2,649   Merge Technologies, Inc. *....        45,271
      5,772   Micros Systems, Inc. *........       252,525
     13,167   Moldflow Corp. *..............       209,619
      8,861   NetManage, Inc. *.............        44,571
        570   NetScout Systems, Inc. *......         3,095
      1,410   NWH, Inc. ....................        20,234
      1,650   Pacific Internet Ltd. *.......        11,352
      1,146   PDF Solutions, Inc. * (a).....        19,024
     29,640   Pegasus Solutions, Inc. *
                (a).........................       266,167
    110,120   Perot Systems Corp., Class A
                *...........................     1,558,198
      9,450   Pervasive Software, Inc. *....        39,690
     43,854   Phoenix Technologies Ltd. *
                (a).........................       330,221
     11,360   Progress Software Corp. *
                (a).........................       360,907
     33,100   ProQuest Co. * (a)............     1,198,220
     16,268   Quality Systems, Inc. (a).....     1,123,956
     57,100   Radiant Systems, Inc. *.......       589,272
      2,300   Redback Networks, Inc. *
                (a).........................        22,816
     67,127   Source Interlink Cos., Inc.
                *...........................       742,425
     16,770   SPSS, Inc. *..................       402,480
    134,901   Sybase, Inc. *................     3,159,381
     48,799   Sykes Enterprises, Inc. *.....       580,708
     19,810   Syniverse Holdings, Inc. *....       305,074
     18,459   TechTeam Global, Inc. * (a)...       222,985
     66,176   THQ, Inc. * (a)...............     1,410,872
      1,800   Tier Technologies, Inc., Class
                B * (a).....................        15,570
      1,710   Tripos, Inc. *................         7,182
     28,020   TriZetto Group, Inc. * (a)....       395,642
      3,900   TSR, Inc. ....................        20,085
      3,200   Tyler Technologies, Inc. *....        26,496
     11,400   Ulticom, Inc. *...............       125,742
    380,544   WebMD Corp. *.................     4,216,428
     17,260   WebSideStory, Inc. * (a)......       305,847
     23,579   Witness Systems, Inc. *.......       492,565
                                              ------------
                                                48,450,555
                                              ------------
              TEXTILES & APPAREL - 1.8%
      6,830   Albany International Corp.,
                Class A.....................       251,822
      5,654   Ashworth, Inc. * (a)..........        38,617
      4,300   Coach, Inc. * (a).............       134,848
      3,110   Culp, Inc. * (a)..............        14,555
      6,096   Cutter & Buck, Inc. ..........        74,981
      3,640   Decorator Industries, Inc.
                (a).........................        31,923
     26,647   Dixie Group, Inc. * (a).......       424,753
      2,546   G-III Apparel Group Ltd. *....        28,133
      4,691   Haggar Corp. .................       133,365
      9,900   Hampshire Group Ltd. *........       233,640
     39,950   Hartmarx Corp. * (a)..........       261,673
      1,074   K-Swiss, Inc., Class A (a)....        31,758

                                             Laudus Trust Semi-Annual Report  47
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, TEXTILES & APPAREL continued
      8,300   Kenneth Cole Productions,
                Inc. .......................  $    226,507
     90,710   Liz Claiborne, Inc. ..........     3,566,716
      2,600   McRae Industries, Inc., Class
                A...........................        32,474
     16,500   Phillips-Van Heusen Corp. ....       511,830
     27,970   Polo Ralph Lauren Corp. (a)...     1,406,891
      3,676   Rocky Shoes & Boots, Inc. *
                (a).........................       105,134
     17,774   Russell Corp. (a).............       249,547
     40,920   Skechers U.S.A., Inc., Class A
                *...........................       669,860
     26,771   Steven Madden Ltd. *..........       613,591
     64,485   Stride Rite Corp. (a).........       826,698
      9,134   The Gymboree Corp. *..........       124,588
     62,400   Tommy Hilfiger Corp. *........     1,082,640
      3,137   Weyco Group, Inc. (a).........        61,172
     20,000   Wolverine World Wide, Inc. ...       421,000
                                              ------------
                                                11,558,716
                                              ------------
              WHOLESALE - 2.7%
        400   ADDvantage Technologies Group,
                Inc. *......................         1,556
      7,810   All American Semiconductor,
                Inc. *......................        35,536
     47,885   Applied Industrial
                Technologies, Inc. (a)......     1,718,114
      6,459   Aristotle Corp. *.............        46,957
    146,111   Arrow Electronics, Inc. *
                (a).........................     4,582,040
     35,350   Aviall, Inc. *................     1,194,123
     70,840   Avnet, Inc. * (a).............     1,732,038
     10,060   Beacon Roofing Supply, Inc. *
                (a).........................       328,660
     61,273   Bell Microproducts, Inc. *
                (a).........................       614,568
     23,700   BlueLinx Holdings, Inc. ......       318,528
      8,868   Central European Distribution
                Corp. * (a).................       377,688
      9,400   Coast Distribution System,
                Inc. .......................        55,930
      3,840   Delta Apparel, Inc. ..........        54,950
     12,150   Department 56, Inc. * (a).....       151,875
      1,850   DXP Enterprises, Inc. *.......        41,385
      2,600   First Aviation Services, Inc.
                *...........................        10,400
      4,513   Fresh Brands, Inc. * (a)......        32,494
      3,394   GTSI Corp. * (a)..............        24,946
     27,360   Handleman Co. (a).............       345,557
     16,301   Huttig Building Products, Inc.
                *...........................       147,524
      8,800   IKON Office Solutions, Inc.
                (a).........................        87,824
      5,463   Industrial Distribution Group,
                Inc. *......................        50,369
     15,580   Interline Brands, Inc. *
                (a).........................       327,336
     18,728   Keystone Automotive
                Industries, Inc. *..........       539,554
      3,000   Lawson Products, Inc. ........       110,160
     10,880   Lazare Kaplan International,
                Inc. *......................       107,277
      2,232   LKQ Corp. * (a)...............        67,406
      3,100   NACCO Industries, Inc., Class
                A...........................       354,795

 SHARES OR
 PRINCIPAL                                       VALUE
----------------------------------------------------------
              COMMON STOCK, WHOLESALE continued
     15,300   Nash Finch Co. (a)............  $    645,507
         60   Nu Horizons Electronics Corp.
                *...........................           434
      1,700   P & F Industries, Inc. *......        25,687
      1,380   Performance Food Group Co. *..        43,553
     15,700   Pomeroy IT Solutions, Inc. *
                (a).........................       178,352
     44,935   Spartan Stores, Inc. *........       462,831
      1,160   SYNNEX Corp. * (a)............        19,534
      8,400   TESSCO Technologies, Inc. *...       109,872
      5,590   Traffix, Inc. (a).............        34,826
     11,800   Valley National Gases,
                Inc. .......................       194,464
     15,079   Ventiv Health, Inc. *.........       395,221
        100   Watsco, Inc., Class B.........         5,260
     51,600   WESCO International, Inc. *...     1,747,691
                                              ------------
                                                17,322,822
                                              ------------
              TOTAL COMMON STOCK (COST
                $572,617,015)...............   632,912,696
                                              ------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING - 8.5%
 53,993,755   State Street Navigator
                Securities Lending Prime
                Portfolio...................    53,993,755
                                              ------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING (COST
                $53,993,755)................    53,993,755
                                              ------------
              REPURCHASE AGREEMENT - 5.3%
$34,079,000   State Street Bank dated
                9/30/05, due 10/3/05 at
                2.75% with a maturity value
                of $34,086,810 (fully
                collateralized by various
                U.S. Government
                Securities).................    34,079,000
                                              ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $34,079,000)..........    34,079,000
                                              ------------
              TOTAL INVESTMENTS (COST
                $660,689,770)
                (B) - 113.1%................   720,985,451
              NET OTHER ASSETS
                (LIABILITIES) - (13.1)%.....   (83,659,304)
                                              ------------
              NET ASSETS - 100.0%...........  $637,326,147
                                              ============

---------------

*  Non-income producing security.

(a) All or a portion of this security was on loan as of September 30, 2005.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..................  $ 76,361,221
    Unrealized depreciation..................   (16,065,540)
                                               ------------
    Net unrealized appreciation..............  $ 60,295,681
                                               ============

48  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND as of 9/30/05 (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK - 99.8%
              AGRICULTURE, FOOD & BEVERAGE - 2.9%
     31,555   Andersons, Inc. (a)..........  $      923,930
         10   Cagle's, Inc., Class A *.....             104
    265,246   Chiquita Brands
                International, Inc. (a)....       7,413,626
     14,736   Diedrich Coffee, Inc. *......         117,910
    295,424   Flowers Foods, Inc. .........       8,059,167
        480   Glacier Water Services, Inc.
                *..........................           9,600
      8,254   J & J Snack Foods Corp. .....         477,081
    156,800   Lance, Inc. .................       2,737,728
     69,800   National Beverage Corp. *....         541,648
    212,670   Ralcorp Holdings, Inc. (a)...       8,915,126
      4,580   Seaboard Corp. (a)...........       6,288,340
        400   Seneca Foods Corp., Class B
                *..........................           7,400
    140,358   Zapata Corp. *...............       1,003,560
                                             --------------
                                                 36,495,220
                                              -------------
              AIRLINES - 0.7%
     16,514   Air Methods Corp. * (a)......         186,938
     89,430   AirNet Systems, Inc. * (a)...         424,793
    257,500   Alaska Air Group, Inc. *
                (a)........................       7,482,950
    101,530   MAIR Holdings, Inc. * (a)....         591,920
      4,140   Offshore Logistics, Inc. *...         153,180
                                             --------------
                                                  8,839,781
                                              -------------
              AUTOS - 0.3%
     79,483   Aftermarket Technology Corp.
                * (a)......................       1,461,692
     95,551   R&B, Inc. *..................         979,398
      7,900   Sequa Corp., Class A *.......         466,100
      5,082   Spartan Motors, Inc. ........          55,241
     36,694   Supreme Industries, Inc.,
                Class A....................         344,557
     68,801   Sypris Solutions, Inc. (a)...         738,923
                                             --------------
                                                  4,045,911
                                              -------------
              BANKS & CREDIT INSTITUTIONS - 7.5%
     29,179   1st Source Corp. ............         675,494
    175,457   Accredited Home Lenders
                Holding Co. * (a)..........       6,169,067
    178,531   Advanta Corp., Class A.......       4,652,518
      5,400   American Community
                Bancshares, Inc. ..........          92,664
    100,567   Anchor BanCorp Wisconsin,
                Inc. (a)...................       2,964,715
        100   Auburn National
                Bancorporation, Inc. ......           2,350
         19   Bancorp Rhode Island,
                Inc. ......................             697
     73,920   Banner Corp. ................       1,969,229
     20,100   Berkshire Bancorp, Inc. .....         360,994
     10,396   Beverly Hills Bancorp,
                Inc. ......................         106,663
     16,761   BNCCORP, Inc. *..............         222,083
        301   BOE Financial Services of
                Virginia, Inc. ............           9,182
      5,473   Britton & Koontz Capital
                Corp. .....................         111,704
        210   Brunswick Bancorp *..........           2,549
        540   Camco Financial Corp. .......           7,690

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      6,000   Camden National Corp. .......  $      226,020
     25,078   Capital Crossing Bank *
                (a)........................         871,210
     22,600   Carver Bancorp, Inc. ........         374,934
        320   Central Bancorp, Inc. .......           8,971
     10,100   Centrue Financial Corp. *....         264,287
     24,352   CFS Bancorp, Inc. ...........         326,317
         20   Codorus Valley Bancorp,
                Inc. ......................             364
         20   Collegiate Funding Services *
                (a)........................             296
      3,006   Colony Bankcorp, Inc. (a)....          81,342
      1,030   Community Bank Shares of
                Indiana, Inc. .............          25,369
        100   Community Bankshares, Inc. ..           1,700
      1,900   Community Capital Corp. .....          45,600
         96   Community Central Bank
                Corp. .....................           1,382
      2,175   Community Financial Corp. ...          46,077
        180   Community Shores Bank Corp.
                *..........................           2,826
     11,000   Community West Bancshares....         136,400
     61,138   CompuCredit Corp. * (a)......       2,715,750
     38,827   Consumer Portfolio Services,
                Inc. * (a).................         194,135
        289   Cooperative Bankshares, Inc.
                (a)........................           5,569
     22,320   Corus Bankshares, Inc. (a)...       1,223,806
     36,907   Cowlitz Bancorp *............         494,185
      1,473   Crescent Banking Co. ........          48,992
     19,679   Desert Community Bank........         639,568
      2,089   ECB Bancorp, Inc. ...........          60,884
      4,000   EFC Bancorp, Inc. ...........         133,200
     10,909   Elmira Savings Bank, FSB.....         294,543
        110   Federal Agricultural Mortgage
                Corp., Class C (a).........           2,677
         60   Fidelity Bancorp, Inc. ......           1,152
      9,457   Fidelity Southern Corp.
                (a)........................         164,552
      2,646   First Bancorp of Indiana,
                Inc. ......................          59,535
     11,901   First Bancshares, Inc. ......         204,459
     12,550   First BancTrust Corp. .......         161,895
     64,226   First Citizens BancShares,
                Inc., Class A..............      10,960,166
      2,891   First Defiance Financial
                Corp. .....................          79,300
     14,584   First Federal Bancshares of
                Arkansas, Inc. ............         344,037
      1,050   First Federal Bancshares,
                Inc. ......................          21,672
      5,999   First Federal Bankshares,
                Inc. ......................         116,681
      1,753   First Indiana Corp. (a)......          59,725
      5,093   First Mariner Bancorp *......          85,919
     59,056   First Place Financial Corp.
                (a)........................       1,309,272
      4,000   First Regional Bancorp *.....         315,160
        330   First West Virginia Bancorp,
                Inc. ......................           6,039
      1,300   FirstBank NW Corp. ..........          36,075
      8,666   FirstFed Bancorp, Inc. ......          94,459
     89,920   FirstFed Financial Corp. *
                (a)........................       4,838,595
        580   FMS Financial Corp. .........          10,150

                                             Laudus Trust Semi-Annual Report  49
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      3,340   FNB Corp. ...................  $       62,992
        300   Glen Burnie Bancorp..........           6,006
      1,900   Great Pee Dee Bancorp,
                Inc. ......................          28,880
         60   Greene County Bancshares,
                Inc. ......................           1,553
      8,200   GS Financial Corp. ..........         129,970
      3,052   Guaranty Federal Bancshares,
                Inc. ......................          82,891
     25,078   Habersham Bancorp (a)........         591,841
     23,406   HF Financial Corp. ..........         441,905
      9,400   Hingham Institution for
                Savings....................         384,554
     16,950   HMN Financial, Inc. .........         537,146
      6,123   Horizon Bancorp..............         162,719
     14,818   Integra Bank Corp. ..........         321,551
     48,600   Intervest Bancshares Corp.
                *..........................       1,066,770
      2,509   ITLA Capital Corp. *.........         131,697
      2,000   Lincoln Bancorp..............          31,800
      3,698   LSB Financial Corp. .........         104,727
     12,169   Massbank Corp. (a)...........         404,479
     10,276   Matrix Bancorp, Inc. *.......         132,149
         40   Mayflower Co-operative Bank..             685
     21,129   Medallion Financial Corp. ...         209,388
      2,000   Meta Financial Group,
                Inc. ......................          39,500
        100   MetroCorp Bancshares,
                Inc. ......................           2,368
      3,400   MFB Corp. ...................          85,850
     14,119   MidWestOne Financial Group,
                Inc. ......................         266,496
     11,016   National Mercantile Bancorp
                *..........................         171,304
     10,030   New Hampshire Thrift
                Bancshares, Inc. ..........         141,323
     13,450   North Valley Bancorp (a).....         229,995
     14,700   Northway Financial, Inc. ....         501,491
     12,608   Park Bancorp, Inc. ..........         387,066
      1,900   Parkvale Financial Corp. ....          51,775
     11,590   Patriot National Bancorp,
                Inc. (a)...................         218,692
         36   PennFed Financial Services,
                Inc. ......................             658
      1,454   Peoples Bancorp of North
                Carolina...................          30,861
        900   Peoples Bancorp, Inc. .......          17,910
     14,700   Peoples BancTrust Co.,
                Inc. ......................         254,678
      2,700   Peoples Community Bancorp....          57,645
      1,197   Peoples Financial Corp. .....          21,247
      1,640   Pinnacle Bancshares, Inc. ...          22,345
     19,597   Pocahontas Bancorp, Inc. ....         245,060
      2,200   Premier Financial Bancorp,
                Inc. *.....................          28,875
        327   Princeton National Bancorp,
                Inc. ......................          11,118
     46,266   Provident Bankshares Corp.
                (a)........................       1,609,131
     37,531   Provident Financial Holdings,
                Inc. ......................       1,052,745
     44,225   PSB Bancorp, Inc. *..........         619,150
      8,250   QCR Holdings, Inc. ..........         169,538

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      4,058   Renasant Corp. ..............  $      128,436
     33,283   Republic Bancorp, Inc., Class
                A (a)......................         696,280
      5,061   Republic First Bancorp, Inc.
                *..........................          62,554
        393   South Street Financial Corp.
                (a)........................           3,798
     14,828   Southern Missouri Bancorp,
                Inc. ......................         215,970
    133,189   Sterling Financial Corp.
                (a)........................       3,003,412
     99,955   SVB Financial Group * (a)....       4,861,811
     16,178   Team Financial, Inc. ........         245,097
      3,900   Teche Holding Co. ...........         151,593
     10,166   TF Financial Corp. (a).......         289,375
     20,500   Timberland Bancorp, Inc. ....         475,602
     79,690   UMB Financial Corp. (a)......       5,234,038
        310   Union Community Bancorp......           7,890
     11,438   United Bancshares, Inc. .....         183,580
     18,651   United Community Financial
                Corp. .....................         209,264
      3,687   United Financial Corp. ......          92,175
      1,180   United Security Bancshares,
                Inc. ......................          32,379
     18,201   Unity Bancorp, Inc. .........         236,977
     49,814   Wainwright Bank & Trust Co.
                (a)........................         518,564
    305,100   Walter Industries, Inc.
                (a)........................      14,925,491
      8,397   Washington Banking Co. ......         154,505
     12,240   Washington Savings Bank,
                F.S.B......................         111,506
     71,022   Westcorp.....................       4,183,196
     44,340   World Acceptance Corp. *.....       1,126,679
     10,114   WSFS Financial Corp. (a).....         595,613
        252   WVS Financial Corp. .........           4,108
                                             --------------
                                                 93,263,263
                                              -------------
              BASIC MINERALS & METALS - 2.1%
      1,740   A. M. Castle & Co. *.........          30,450
     73,850   Aleris International, Inc.
                *..........................       2,027,183
      6,033   Insteel Industries, Inc. ....          92,245
     61,200   L.B. Foster Co., Class A *
                (a)........................         810,900
     30,000   Lone Star Technologies, Inc.
                * (a)......................       1,667,700
     43,927   Northwest Pipe Co. *.........       1,137,270
    160,000   NS Group, Inc. * (a).........       6,280,000
    130,580   Quanex Corp. (a).............       8,647,007
     14,542   Roanoke Electric Steel
                Corp. .....................         291,276
    242,476   Ryerson Tull, Inc. (a).......       5,164,739
      1,000   Synalloy Corp. *.............          11,189
                                             --------------
                                                 26,159,959
                                              -------------
              BIOTECHNOLOGY - 0.0%
    116,564   Harvard Bioscience, Inc. *...         355,520
                                              -------------
              CELLULAR & WIRELESS - 0.2%
     69,728   USA Mobility, Inc. * (a).....       1,881,261
                                              -------------

50  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              CHEMICALS & RUBBER - 2.6%
    354,582   A. Schulman, Inc. (a)........  $    6,364,747
     72,936   American Pacific Corp. *.....         431,489
    125,140   Arch Chemicals, Inc. (a).....       2,909,505
     16,400   Bairnco Corp. ...............         175,316
    314,085   Chemtura Corp. ..............       3,900,936
    805,600   Hercules, Inc. * (a).........       9,844,432
    259,000   Hexcel Corp. * (a)...........       4,737,110
      3,387   LESCO, Inc. *................          53,684
     19,200   Stepan Co. (a)...............         481,152
    278,400   Terra Industries, Inc. *
                (a)........................       1,851,360
     82,180   Westlake Chemical Corp.
                (a)........................       2,225,434
                                             --------------
                                                 32,975,165
                                              -------------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.3%
    230,121   BE Aerospace, Inc. * (a).....       3,813,105
          2   Ladish Co., Inc. *...........              35
                                             --------------
                                                  3,813,140
                                              -------------
              COMMUNICATIONS UTILITIES - 1.5%
     27,300   Atlantic Tele-Network,
                Inc. ......................         906,360
     39,576   CT Communications, Inc. .....         489,555
     37,557   D&E Communications, Inc. ....         340,642
  1,093,026   EarthLink, Inc. * (a)........      11,695,378
     31,480   Golden Telecom, Inc. (a).....         993,824
     19,500   Hector Communications
                Corp. .....................         567,255
    293,240   Valor Communications Group,
                Inc. (a)...................       3,996,861
                                             --------------
                                                 18,989,875
                                              -------------
              CONSTRUCTION & HOMEBUILDING - 2.6%
    143,200   Brookfield Homes Corp. (a)...       7,951,896
        590   Cavco Industries, Inc. *.....          21,405
    346,300   Granite Construction, Inc.
                (a)........................      13,242,512
      5,830   Meadow Valley Corp. * (a)....          55,502
      3,030   Orleans Homebuilders,
                Inc. ......................          74,659
     49,800   Sterling Construction Co.,
                Inc. * (a).................       1,289,820
     62,349   Technical Olympic USA, Inc.
                (a)........................       1,631,050
     53,200   William Lyon Homes, Inc. *
                (a)........................       8,256,640
                                             --------------
                                                 32,523,484
                                              -------------
              CONSTRUCTION MATERIALS - 0.8%
     52,000   Ameron International Corp.
                (a)........................       2,412,800
    183,200   Compass Minerals
                International, Inc. (a)....       4,213,601
      6,600   Continental Materials Corp. *
                (a)........................         202,455
      2,525   Devcon International Corp.
                *..........................          25,957
     12,120   Jarden Corp. * (a)...........         497,768
      4,370   Oil-Dri Corp. of America.....          76,344
      7,274   Patrick Industries, Inc. *...          77,832
     55,437   Rock of Ages Corp. ..........         299,914

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, CONSTRUCTION
                MATERIALS continued
    196,910   U.S. Concrete, Inc. * (a)....  $    1,518,176
      4,802   United States Lime &
                Minerals, Inc. *...........         163,988
                                             --------------
                                                  9,488,835
                                              -------------
              CONSUMER DURABLES - 0.2%
    137,360   Coachmen Industries, Inc.
                (a)........................       1,578,267
     84,584   Universal Electronics, Inc. *
                (a)........................       1,462,457
                                             --------------
                                                  3,040,724
                                              -------------
              DRUGS & PHARMACEUTICALS - 2.4%
     95,100   E-Z-EM, Inc. *...............       1,345,665
     95,608   First Horizon Pharmaceutical
                Corp. * (a)................       1,899,731
          2   Immucor, Inc. *..............              55
     26,930   Inverness Medical
                Innovations, Inc. * (a)....         714,453
      4,690   Natural Alternative
                International, Inc. *......          32,549
    127,260   Nature's Sunshine Products,
                Inc. (a)...................       2,957,522
      5,391   Polydex Pharmaceuticals Ltd.
                *..........................          28,842
    194,249   United Therapeutics Corp. *
                (a)........................      13,558,579
     99,545   USANA Health Sciences, Inc. *
                (a)........................       4,748,297
     92,222   Ventana Medical Systems, Inc.
                * (a)......................       3,510,892
    257,400   Weider Nutrition
                International, Inc. *......       1,361,646
                                             --------------
                                                 30,158,231
                                              -------------
              ELECTRIC UTILITIES - 2.1%
    205,600   Avista Corp. (a).............       3,988,640
    148,449   CH Energy Group, Inc. .......       7,048,359
    457,530   Duquesne Light Holdings, Inc.
                (a)........................       7,874,091
        600   Florida Public Utilities
                Co. .......................           9,528
      4,000   Green Mountain Power Corp. ..         131,720
      4,030   Maine & Maritimes Corp. .....          79,391
    137,800   UIL Holdings Corp. ..........       7,208,318
                                             --------------
                                                 26,340,047
                                              -------------
              FINANCIAL INVESTMENTS - 1.6%
     17,340   Aaron Rents, Inc. (a)........         366,741
     36,431   California First National
                Bancorp....................         473,603
        100   Capital Southwest Corp. .....           8,517
        700   Cherokee, Inc. ..............          24,486
     65,616   Electro Rent Corp. * (a).....         825,449
     39,279   ePlus, Inc. *................         512,591
     51,014   G-III Apparel Group Ltd. *...         563,705
    192,846   Jackson Hewitt Tax Service,
                Inc. (a)...................       4,610,948
    309,432   MCG Capital Corp. (a)........       5,220,118
    294,005   Price Communications Corp. *
                (a)........................       4,836,382

                                             Laudus Trust Semi-Annual Report  51
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, FINANCIAL INVESTMENTS continued
     39,800   Universal Compression
                Holdings, Inc. * (a).......  $    1,582,846
     66,658   Willis Lease Finance Corp. *
                (a)........................         665,913
                                             --------------
                                                 19,691,299
                                              -------------
              FOREST PRODUCTS & PAPER - 1.1%
      2,050   Chesapeake Corp. ............          37,700
     67,800   CSS Industries, Inc. (a).....       2,204,856
      4,900   DSG International Ltd. *.....          29,988
      4,610   Lydall, Inc. *...............          41,167
      2,410   Nashua Corp. *...............          14,942
    201,730   Universal Forest Products,
                Inc. (a)...................      11,563,163
                                             --------------
                                                 13,891,816
                                              -------------
              FURNITURE & HOUSEHOLD ITEMS - 2.5%
     69,600   A.T. Cross Co., Class A *
                (a)........................         333,384
     38,429   Aldila, Inc. (a).............         931,903
     26,010   American Biltrite, Inc. *....         321,224
     16,100   American Locker Group, Inc.
                *..........................          74,704
      5,790   Atlantis Plastics, Inc.,
                Class A (a)................          57,842
    103,716   Bassett Furniture Industries,
                Inc. (a)...................       1,931,192
    164,299   Central Garden & Pet Co. *
                (a)........................       7,434,529
      3,197   Channell Commercial Corp. *..          30,213
      8,700   Chase Corp. .................         126,933
     12,200   Chromcraft Revington, Inc.
                *..........................         165,676
     59,900   Communications Systems,
                Inc. ......................         673,875
     25,914   Flexsteel Industries,
                Inc. ......................         389,228
    130,400   Genlyte Group, Inc. * (a)....       6,269,632
    297,003   JAKKS Pacific, Inc. * (a)....       4,820,359
     10,776   K2, Inc. * (a)...............         122,846
     25,988   Kimball International, Inc.,
                Class B....................         314,195
      1,690   Knape & Vogt Manufacturing
                Co. .......................          22,139
      1,500   La-Z-Boy, Inc. (a)...........          19,785
    166,800   Movado Group, Inc. ..........       3,122,496
      6,000   National Presto Industries,
                Inc. ......................         256,860
        965   Preformed Line Products Co.
                (a)........................          45,548
      2,500   Summa Industries (a).........          18,875
      1,650   Thomas & Betts Corp. *.......          56,777
    130,710   West Pharmaceutical Services,
                Inc. (a)...................       3,878,166
                                             --------------
                                                 31,418,381
                                              -------------
              GAS & OTHER PUBLIC UTILITIES - 1.0%
         35   American Ecology Corp. (a)...             687
      1,375   Artesian Resources Corp.,
                Class A....................          41,360
     11,280   California Water Service
                Group......................         464,736
      4,380   Chesapeake Utilities Corp.
                (a)........................         153,957
     26,400   Clean Harbors, Inc. * (a)....         896,280

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, GAS & OTHER PUBLIC
                UTILITIES continued
        499   Delta Natural Gas Co.,
                Inc. ......................  $       13,303
      2,500   RGC Resources, Inc. .........          66,825
     12,500   SJW Corp. ...................         603,500
    344,600   South Jersey Industries, Inc.
                (a)........................      10,041,644
        690   Southwest Water Co. (a)......          10,005
     15,582   Waste Industries USA, Inc.
                (a)........................         207,241
                                             --------------
                                                 12,499,538
                                              -------------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.1%
      3,440   Herley Industries * (a)......          64,087
          6   Lowrance Electronics,
                Inc. ......................             152
     46,980   Todd Shipyards Corp. ........         897,319
                                             --------------
                                                    961,558
                                              -------------
              HEALTH CARE & HOSPITAL - 2.3%
    201,140   Allied Healthcare
                International, Inc. *......       1,136,441
     14,141   Almost Family, Inc. *........         229,084
     47,400   American Shared Hospital
                Services...................         283,926
     12,800   Chemed Corp. (a).............         554,752
    101,231   HealthTronics, Inc. * (a)....       1,008,261
    297,043   Kindred Healthcare, Inc. *
                (a)........................       8,851,882
    138,582   Matria Healthcare, Inc. *
                (a)........................       5,231,471
     75,952   MedCath Corp. * (a)..........       1,803,860
      6,110   MEDTOX Scientific, Inc. *....          44,298
     56,400   National Dentex Corp. *
                (a)........................       1,161,840
     10,959   National Healthcare Corp. ...         383,565
     63,292   National Home Health Care
                Corp. (a)..................         716,465
     97,255   Option Care, Inc. (a)........       1,423,813
      3,300   Pediatric Services of
                America, Inc. *............          46,167
     20,360   Pediatrix Medical Group, Inc.
                *..........................       1,564,055
    129,820   RehabCare Group, Inc. *......       2,663,906
     76,419   Res-Care, Inc. * (a).........       1,176,088
        200   SunLink Health Systems, Inc.
                *..........................           1,738
                                             --------------
                                                 28,281,612
                                              -------------
              INFORMATION & SERVICES - 5.5%
      2,560   Ablest, Inc. *...............          23,629
     51,010   ABM Industries, Inc. (a).....       1,061,518
      3,388   Albany Molecular Research,
                Inc. *.....................          41,266
     38,000   American Dental Partners,
                Inc. *.....................       1,288,960
    185,050   American Retirement Corp. *..       3,484,492
     18,280   Angelica Corp. ..............         326,298
      5,179   Capital Title Group, Inc. ...          38,325
    155,840   Carriage Services, Inc. *
                (a)........................         988,026
    122,610   CDI Corp. (a)................       3,621,899
     28,340   Central Parking Corp. (a)....         423,683
      7,305   Cornell Cos., Inc. * (a).....         107,457

52  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
     35,910   Corrections Corp. of America
                * (a)......................  $    1,425,627
         80   CPI Corp. ...................           1,407
         18   Discovery Partners
                International *............              58
     24,930   Ecology & Environment,
                Inc. ......................         204,426
     52,600   Exponent, Inc. * (a).........       1,651,114
        431   Forrester Research, Inc. *
                (a)........................           8,973
     97,510   Franklin Covey Co. *.........         696,221
         26   Gevity HR, Inc. (a)..........             708
     13,200   Hallwood Group, Inc. ........         844,800
     22,250   Healthcare Services Group,
                Inc. (a)...................         428,313
     65,838   Horizon Health Corp. *.......       1,788,818
      8,130   Hudson Highland Group, Inc. *
                (a)........................         203,006
     21,970   ICT Group, Inc. *............         257,928
    223,895   Kelly Services, Inc., Class A
                (a)........................       6,864,621
    143,100   Kendle International, Inc. *
                (a)........................       4,026,834
    118,120   Labor Ready, Inc. * (a)......       3,029,778
     60,520   Layne Christensen Co. *
                (a)........................       1,425,246
      4,800   Mac-Gray Corp. *.............          62,160
     57,070   Macquarie Infrastructure
                Company Trust (a)..........       1,609,374
     23,902   Metal Management, Inc. (a)...         605,916
     64,790   Michael Baker Corp. *........       1,687,780
     93,620   Monro Muffler Brake, Inc.
                (a)........................       2,459,397
    824,508   MPS Group, Inc. * (a)........       9,729,194
      6,126   National Technical Systems,
                Inc. *.....................          30,446
    307,911   NCO Group, Inc. * (a)........       6,361,441
      4,650   Nobel Learning Communities,
                Inc. *.....................          43,524
     69,616   Opinion Research Corp. *.....         460,858
     47,144   PAREXEL International Corp.
                *..........................         947,123
     91,523   RCM Technologies, Inc. *.....         550,053
     11,160   Regis Corp. .................         422,071
     55,200   Schnitzer Steel Industries,
                Inc., Class A (a)..........       1,797,864
     34,846   Security National Financial
                Corp., Class A *...........         108,371
      4,170   Shaw Group, Inc. *...........         102,832
     68,822   SOURCECORP, Inc. *...........       1,475,544
      3,222   SRI/Surgical Express, Inc.
                *..........................          20,363
    135,073   Steiner Leisure Ltd. *.......       4,588,430
      2,922   TALX Corp. (a)...............          95,812
        860   Traffix, Inc. ...............           5,358
     15,169   Vertrue, Inc. *..............         551,393
      7,280   Volt Information Sciences,
                Inc. * (a).................         147,930
                                             --------------
                                                 68,126,665
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              INSTRUMENTS - 6.0%
     78,652   Allied Healthcare Products,
                Inc. *.....................  $      419,215
    400,861   American Medical Systems
                Holdings, Inc. * (a).......       8,077,349
     41,449   American Science &
                Engineering, Inc. * (a)....       2,718,640
     28,469   Armor Holdings, Inc. * (a)...       1,224,452
      7,330   ArthroCare Corp. * (a).......         294,813
     12,370   Atrion Corp. (a).............         804,050
      4,400   Badger Meter, Inc. ..........         173,096
     56,233   Bio-Logic Systems Corp. *....         339,085
    382,540   Checkpoint Systems, Inc. *
                (a)........................       9,073,848
      2,299   CNS, Inc. (a)................          59,935
      1,500   Coherent, Inc. * (a).........          43,920
     82,930   Compex Technologies, Inc.
                *..........................         358,258
    334,211   CONMED Corp. * (a)...........       9,317,802
    145,114   Datascope Corp. (a)..........       4,501,436
     20,010   DJ Orthopedics, Inc. *.......         579,089
      3,330   Escalon Medical Corp. *
                (a)........................          20,480
    129,720   Esterline Technologies Corp.
                * (a)......................       4,915,091
     11,990   Frequency Electronics,
                Inc. ......................         130,691
    239,700   Haemonetics Corp. *..........      11,392,940
    152,040   Invacare Corp. (a)...........       6,335,507
     17,000   Iridex Corp. *...............         149,430
     25,210   K-Tron International, Inc.
                *..........................         852,854
     25,868   Kewaunee Scientific Corp. ...         233,200
     23,112   LeCroy Corp. *...............         343,213
      1,700   Mesa Laboratories, Inc. .....          21,675
     66,972   Misonix, Inc. *..............         481,529
     33,776   Molecular Devices Corp. *
                (a)........................         705,581
     28,185   MTS Systems Corp. ...........       1,064,547
     49,758   New Brunswick Scientific Co.,
                Inc. *.....................         304,021
     29,264   O.I. Corp. *.................         311,662
     26,434   OYO Geospace Corp. *.........         523,658
     64,037   Perceptron, Inc. *...........         410,253
     20,966   Schmitt Industries, Inc. *...         144,225
     27,300   Span-America Medical Systems,
                Inc. ......................         278,324
        300   Tech/Ops Sevcon, Inc. .......           1,790
    393,770   Thoratec Corp. * (a).........       6,993,355
     72,100   Viasys Healthcare, Inc. *
                (a)........................       1,801,779
     42,290   Vicon Industries, Inc. *.....         128,985
                                             --------------
                                                 75,529,778
                                              -------------
              INSURANCE - 6.1%
     17,250   Ambassadors International,
                Inc. ......................         241,674
      4,430   American National Insurance
                Co. .......................         527,702
     11,203   American Physicians Capital,
                Inc. *.....................         550,403
     76,900   American Safety Insurance
                Holdings Ltd. *............       1,325,756
     53,751   Argonaut Group, Inc. * (a)...       1,451,815
     14,745   Ceres Group, Inc. * (a)......          83,014
     96,161   Commerce Group, Inc. (a).....       5,579,261

                                             Laudus Trust Semi-Annual Report  53
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
      1,600   Crawford & Co., Class B
                (a)........................  $       12,528
    238,750   Delphi Financial Group, Inc.,
                Class A....................      11,173,499
     42,500   FBL Financial Group, Inc.,
                Class A (a)................       1,272,875
     83,400   FPIC Insurance Group, Inc. *
                (a)........................       3,001,566
     84,200   Great American Financial.....       1,684,000
              Resources, Inc.
    417,060   Horace Mann Educators Corp.
                (a)........................       8,249,447
     28,738   Independence Holding Co.
                (a)........................         523,032
     38,701   Kansas City Life Insurance
                Co. (a)....................       1,980,330
    341,257   Max Re Capital Ltd. .........       8,459,760
      2,700   Merchants Group, Inc. .......          72,090
     46,686   Midland Co. (a)..............       1,682,097
        530   National Financial Partners
                Corp. .....................          23,924
     24,363   National Western Life
                Insurance Co., Class A *...       5,146,684
     26,930   NYMAGIC, Inc. ...............         655,207
      3,950   Odyssey Re Holdings Corp.
                (a)........................         100,883
     57,171   Ohio Casualty Corp. .........       1,550,478
     38,217   Presidential Life Corp.
                (a)........................         687,906
     66,580   PXRE Group Ltd. .............         896,167
     41,410   RTW, Inc. *..................         472,074
     70,190   Scottish Re Group Ltd. (a)...       1,673,330
     11,400   SCPIE Holdings, Inc. * (a)...         163,020
     95,013   Selective Insurance Group,
                Inc. (a)...................       4,646,136
      6,383   State Auto Financial
                Corp. .....................         201,958
    124,540   Stewart Information Services
                Corp. (a)..................       6,376,448
     68,886   UICI (a).....................       2,479,896
     50,686   Unico American Corp. *.......         464,791
     18,581   United America Indemnity
                Ltd., Class A *............         340,961
     47,178   United Fire & Casualty Co.
                (a)........................       2,128,200
                                             --------------
                                                 75,878,912
                                              -------------
              IT HARDWARE - 6.2%
        300   Advanced Power Technology,
                Inc. *.....................           2,595
      1,500   American Technical Ceramics
                Corp. *....................          16,275
     29,100   Amtech Systems, Inc. * (a)...         167,325
    652,924   Arris Group, Inc. * (a)......       7,743,679
    119,320   ATMI, Inc. * (a).............       3,698,920
      6,690   Avocent Corp. * (a)..........         211,672
      1,650   Blonder Tongue Laboratories,
                Inc. *.....................           3,564
        810   BTU International, Inc. *....           7,363
    361,944   Cirrus Logic, Inc. *.........       2,747,155
     63,985   Cobra Electronics Corp. *....         532,355
      9,678   Comtech Telecommunications
                Corp. * (a)................         401,347

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, IT HARDWARE continued
     38,201   Diodes, Inc. * (a)...........  $    1,385,168
    138,648   DSP Group, Inc. *............       3,557,708
    131,819   EMS Technologies, Inc. *.....       2,157,877
     85,870   Emulex Corp. *...............       1,735,433
     11,000   Espey Manufacturing &
                Electronics Corp. .........         384,725
     25,252   Giga-tronics, Inc. * (a).....         106,311
     47,700   Globecomm Systems, Inc. *....         374,445
    228,940   Imation Corp. ...............       9,814,657
        820   Innovex, Inc. * (a)..........           3,485
     72,308   IXYS Corp. *.................         763,572
     34,300   Merrimac Industries, Inc.
                *..........................         313,674
    470,648   Microsemi Corp. * (a)........      12,020,349
      8,640   MKS Instruments, Inc. *
                (a)........................         148,867
     20,719   Netlogic Microsystems,
                Inc. * (a).................         447,323
  1,337,190   ON Semiconductor Corp. *
                (a)........................       6,913,272
     11,000   Optical Cable Corp. *........          61,270
      5,856   Orbit International Corp.
                *..........................          57,801
     15,413   Park Electrochemical Corp.
                (a)........................         410,756
     14,190   Peak International Ltd. *....          42,996
    382,632   Photronics, Inc. * (a).......       7,423,061
     60,957   Semitool, Inc. * (a).........         484,608
    128,966   SonicWALL, Inc. * (a)........         818,934
      3,685   Sparton Corp. ...............          36,850
     94,256   Spectrum Control, Inc. *.....         698,437
     47,465   Stratos International, Inc.
                *..........................         277,196
      7,175   Supertex, Inc. * (a).........         215,178
    384,757   Symmetricom, Inc. * (a)......       2,978,019
     52,150   Teledyne Technologies, Inc.
                *..........................       1,797,611
    219,828   Trident Microsystems,
                Inc. * (a).................       6,992,729
        489   Woodhead Industries, Inc.
                (a)........................           6,714
     22,277   Zoom Technologies, Inc. *
                (a)........................          47,896
                                             --------------
                                                 78,009,172
                                              -------------
              LAND & WATER TRANSPORTATION - 1.1%
      5,270   B & H Ocean Carriers Ltd. *
                (a)........................         110,143
     29,492   Celadon Group, Inc. *........         657,672
         38   Covenant Transport, Inc.,
                Class A *..................             460
      7,800   Hub Group, Inc., Class A *
                (a)........................         286,338
     10,725   Isramco, Inc. * (a)..........         153,046
      3,530   Kirby Corp. * (a)............         174,488
      4,400   Maritrans, Inc. .............         140,800
      7,537   Marten Transport Ltd. *......         190,686
    161,800   Overseas Shipholding Group,
                Inc. (a)...................       9,437,793
      7,945   Transport Corp. of America,
                Inc. *.....................          59,588
     77,669   USA Truck, Inc. * (a)........       1,965,025
                                             --------------
                                                 13,176,039
                                              -------------
              MAINFRAME & MINICOMPUTERS - 0.0%
         10   Neoware Systems, Inc. *......             167
                                              -------------

54  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              METAL PRODUCTS & MACHINERY - 5.5%
     54,816   Allied Motion Technologies,
                Inc. *.....................  $      216,523
     19,644   Astec Industries, Inc. *
                (a)........................         557,693
     69,900   Blount International, Inc.
                *..........................       1,233,036
     51,296   Bonso Electronics
                International, Inc. .......         254,428
      8,016   Cascade Financial Corp. .....         146,292
      6,600   Chicago Rivet & Machine
                Co. .......................         160,380
        900   Eastern Co. .................          19,575
      5,318   EnerSys * (a)................          80,674
    213,990   EnPro Industries, Inc. *
                (a)........................       7,209,323
     69,800   ESCO Technologies, Inc. *....       3,494,886
     68,451   Evans & Sutherland Computer
                Corp. * (a)................         407,968
     67,799   Gehl Co. * (a)...............       1,889,558
     54,400   Gerber Scientific, Inc. *....         426,496
        500   Greenbrier Cos., Inc. (a)....          16,620
     85,092   Hardinge, Inc. ..............       1,249,789
     14,000   Hawk Corp., Class A *........         175,000
     37,100   International Aluminum
                Corp. .....................       1,376,410
    116,040   JLG Industries, Inc. ........       4,245,904
    225,600   Kennametal, Inc. ............      11,063,424
      1,200   L.S. Starrett Co., Class A...          21,972
    509,700   Lennox International, Inc.
                (a)........................      13,970,878
      8,961   NN, Inc. ....................         107,442
        800   Peerless Manufacturing Co.
                *..........................          13,980
      9,388   Q.E.P. Co., Inc. *...........         107,493
    239,960   Regal-Beloit Corp. (a).......       7,784,302
          2   Rofin-Sinar Technologies,
                Inc. * (a).................              76
     35,600   SL Industries, Inc. * (a)....         508,012
     84,780   Standex International
                Corp. .....................       2,232,257
     71,080   Tecumseh Products Co., Class
                B..........................       1,463,466
     31,500   Twin Disc, Inc. .............       1,244,568
      3,500   Water Pik Technologies, Inc.
                *..........................          71,050
     84,574   Woodward Governor Co. .......       7,193,019
                                             --------------
                                                 68,942,494
                                              -------------
              MISCELLANEOUS FINANCE - 1.0%
     98,455   Affiliated Managers Group,
                Inc. * (a).................       7,130,111
     89,062   Cohen & Steers, Inc. (a).....       1,781,240
     45,300   Stifel Financial Corp. *.....       1,626,270
    123,019   SWS Group, Inc. .............       2,017,512
                                             --------------
                                                 12,555,133
                                              -------------
              OIL & COAL RESOURCES - 2.9%
     57,046   Atlas America, Inc. *........       2,786,697
    115,758   ATP Oil & Gas Corp. * (a)....       3,801,493
      3,860   Barnwell Industries, Inc.
                (a)........................         246,963
    109,800   Berry Petroleum Co., Class A
                (a)........................       7,322,561
     40,070   Callon Petroleum Co. * (a)...         838,665

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, OIL & COAL RESOURCES continued
     31,226   Carrizo Oil & Gas, Inc. *
                (a)........................  $      914,922
     58,913   Castle Energy Corp. .........       1,221,856
      3,400   Eastern American Natural Gas
                Trust......................         106,250
     48,796   Edge Petroleum Corp. * (a)...       1,287,726
    229,500   Energy Partners Ltd. *.......       7,164,990
     41,030   Forest Oil Corp. *...........       2,137,663
      6,600   Prime Energy, Inc. *.........         323,466
    134,734   Resource America, Inc., Class
                A (a)......................       2,388,834
      3,700   Southwestern Energy Co. *
                (a)........................         271,580
      2,940   Stone Energy Corp. * (a).....         179,458
    114,800   Swift Energy Co. * (a).......       5,252,100
      1,644   Whiting Petroleum Corp. *
                (a)........................          72,073
                                             --------------
                                                 36,317,297
                                              -------------
              OIL DISTRIBUTION - 1.3%
      9,300   Adams Resources & Energy,
                Inc. ......................         203,670
    358,000   Frontier Oil Corp. (a).......      15,877,300
                                             --------------
                                                 16,080,970
                                              -------------
              OIL DRILLING & SERVICES - 2.3%
     54,488   Dawson Geophysical Co. *
                (a)........................       1,648,262
     68,546   Lufkin Industries, Inc.
                (a)........................       2,985,178
     20,000   McDermott International, Inc.
                *..........................         732,200
    153,900   NATCO Group, Inc., Class A *
                (a)........................       3,896,748
     30,500   Oceaneering International,
                Inc. *.....................       1,629,005
    109,300   Oil States International,
                Inc. *.....................       3,968,683
     17,685   TETRA Technologies, Inc. *
                (a)........................         552,126
    345,100   Veritas DGC, Inc. * (a)......      12,637,562
     34,100   W-H Energy Services, Inc.
                *..........................       1,105,522
                                             --------------
                                                 29,155,286
                                              -------------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                2.0%
        330   Baldwin Technology Co., Inc.,
                Class A *..................           1,422
      6,469   Dataram Corp. ...............          43,595
      3,572   Delphax Technologies, Inc. *
                (a)........................          10,537
     46,100   Global Payment Technologies,
                Inc. *.....................         165,960
     24,300   Hypercom Corp. * (a).........         158,436
         44   Interphase Corp. *...........             200
      2,000   Key Tronic, Corp. *..........           8,240
    230,453   M-Systems Flash Disk Pioneers
                Ltd. * (a).................       6,895,154
     43,800   PAR Technology Corp. * (a)...       1,007,400
     67,977   Printronix, Inc. ............       1,063,840
    253,106   SafeNet, Inc. * (a)..........       9,190,279

                                             Laudus Trust Semi-Annual Report  55
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, PHOTOOPTICAL, MICROS & OFFICE
                MACHINERY continued
    127,320   UNOVA, Inc. * (a)............  $    4,453,654
    180,235   VASCO Data Security
                International, Inc. *
                (a)........................       1,634,731
                                             --------------
                                                 24,633,448
                                              -------------
              PUBLISHING, BROADCASTING & CINEMA - 0.4%
     11,275   Emak Worldwide, Inc. * (a)...          85,577
     29,603   Outlook Group Corp. .........         470,688
     10,109   Regent Communications, Inc. *
                (a)........................          53,173
     99,406   Scholastic Corp. * (a).......       3,674,046
     17,915   Tufco Technologies, Inc. *...         112,865
         20   World Wrestling
                Entertainment, Inc. (a)....             260
                                             --------------
                                                  4,396,609
                                              -------------
              REAL ESTATE DEVELOPMENT - 1.2%
    137,819   Alderwoods Group, Inc. *.....       2,257,475
     34,825   AMREP Corp. (a)..............         931,569
     29,009   Avatar Holdings, Inc. *
                (a)........................       1,718,493
    165,620   Bluegreen Corp. * (a)........       2,923,193
     28,300   ILX Resorts, Inc. (a)........         253,144
     17,100   J.W. Mays, Inc. *............         265,392
      4,236   Patriot Transportation
                Holding, Inc. *............         291,013
    938,605   Stewart Enterprises, Inc.,
                Class A (a)................       6,222,952
     24,956   Tarragon Corp. * (a).........         463,183
      6,190   United Capital Corp. *.......         145,217
                                             --------------
                                                 15,471,631
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS - 2.4%
    124,080   Ashford Hospitality Trust....       1,335,101
     46,000   Bedford Property Investors,
                Inc. (a)...................       1,096,640
     59,370   Boykin Lodging Co. *.........         737,375
     23,440   Colonial Properties Trust
                (a)........................       1,042,611
     34,900   Commercial NET Lease Realty..         698,000
      6,300   Correctional Properties
                Trust......................         185,283
        740   Eagle Hospitality Properties
                Trust, Inc. ...............           7,385
    440,630   ECC Capital Corp. (a)........       1,436,454
     65,790   FelCor Lodging Trust, Inc.
                *..........................         996,719
      4,690   Five Star Quality Care, Inc.
                * (a)......................          32,361
      2,360   Gladstone Commercial Corp. ..          39,412
     73,020   Highland Hospitality Corp.
                (a)........................         749,185
      8,080   Investors Real Estate Trust
                (a)........................          76,760
    185,000   LTC Properties, Inc. ........       3,922,000
     23,360   Maguire Properties, Inc.
                (a)........................         701,968
    103,690   Mission West Properties, Inc.
                (a)........................       1,041,048
    129,600   National Health Investors,
                Inc. ......................       3,578,256
     10,200   National Health Realty,
                Inc. ......................         197,982
     16,900   One Liberty Properties, Inc.
                (a)........................         336,479

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, REAL ESTATE INVESTMENT
                TRUSTS continued
        197   Pennsylvania Real Estate
                Investment Trust (a).......  $        8,309
      1,000   Presidential Realty Corp.,
                Class B....................           7,990
      7,050   PS Business Parks, Inc. .....         322,890
    274,625   Strategic Hotel Capital, Inc.
                (a)........................       5,014,653
    267,311   Sunstone Hotel Investors,
                Inc. (a)...................       6,519,715
      2,600   Windrose Medical Properties
                Trust......................          39,728
      3,807   Winston Hotels, Inc. (a).....          38,070
                                             --------------
                                                 30,162,374
                                              -------------
              RESTAURANTS, HOTELS & THEATERS - 2.3%
     38,200   Ark Restaurants Corp. .......       1,193,196
     10,604   Benihana, Inc. *.............         187,797
      5,300   CBRL Group, Inc. ............         178,398
      4,090   Champps Entertainment, Inc. *
                (a)........................          28,303
     74,808   Checkers Drive-In
                Restaurants, Inc. *........       1,143,066
        206   Churchill Downs, Inc. .......           7,276
     95,860   Dave & Buster's, Inc. *
                (a)........................       1,279,731
  1,014,040   Denny's Corp. * (a)..........       4,208,266
     12,000   Dover Motorsports, Inc.
                (a)........................          82,080
    138,154   Famous Dave's of America,
                Inc. * (a).................       1,646,796
        800   Fox & Hound Restaurant Group
                *..........................           8,144
     26,500   Frisch's Restaurants,
                Inc. ......................         640,240
    119,010   Interstate Hotels & Resorts,
                Inc. *.....................         553,397
    127,342   Isle of Capri Casinos, Inc. *
                (a)........................       2,722,572
     24,440   J. Alexander's Corp. *.......         208,473
     14,190   Jack in the Box, Inc. *
                (a)........................         424,423
    210,900   Lone Star Steakhouse &
                Saloon, Inc. (a)...........       5,483,399
     13,950   Marcus Corp. (a).............         279,558
      4,833   Max & Erma's Restaurants,
                Inc. *.....................          64,037
     11,710   Monarch Casino & Resort, Inc.
                * (a)......................         198,953
     33,977   Nathan's Famous, Inc. *......         305,793
     31,438   Papa John's International,
                Inc. *.....................       1,575,673
        570   Red Lion Hotels Corp. *......           3,990
     24,004   Rubio's Restaurants, Inc.
                *..........................         222,997
     75,637   Ryan's Restaurant Group, Inc.
                * (a)......................         882,684
     42,752   Sands Regent * (a)...........         400,163
      7,723   Star Buffet, Inc. ...........          59,467
    147,400   Vail Resorts, Inc. * (a).....       4,237,750
                                             --------------
                                                 28,226,622
                                              -------------

56  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              RETAIL - 6.7%
         10   1-800 CONTACTS, Inc. * (a)...  $          188
    256,396   1-800-FLOWERS.COM, Inc.,
                Class A * (a)..............       1,797,336
        350   Big Dog Holdings, Inc. *.....           2,492
    734,730   Big Lots, Inc. * (a).........       8,074,683
     15,070   Blair Corp. (a)..............         555,932
     32,410   Books-A-Million, Inc. .......         291,690
    190,580   Brown Shoe Co., Inc. ........       6,289,140
     24,458   Building Materials Holding
                Corp. .....................       2,279,241
    193,300   Burlington Coat Factory
                Warehouse Corp. ...........       7,353,132
    885,605   Charming Shoppes, Inc. *
                (a)........................       9,449,405
     38,049   Cost-U-Less, Inc. *..........         234,005
      2,903   Dress Barn, Inc. * (a).......          66,072
    107,491   EZCORP, Inc., Class A *
                (a)........................       1,726,305
      1,740   Factory Card & Party Outlet
                Corp. *....................          12,615
     52,461   Finlay Enterprises, Inc. *
                (a)........................         474,772
      3,440   Foodarama Supermarkets, Inc.
                *..........................         123,410
      5,200   GameStop Corp., Class A *
                (a)........................         163,644
     29,740   Gottschalks, Inc. * (a)......         271,229
     18,820   Group 1 Automotive, Inc. *...         519,432
    227,609   GSI Commerce, Inc. * (a).....       4,529,419
     62,000   Hastings Entertainment, Inc.
                *..........................         360,840
    160,400   Longs Drug Stores Corp.
                (a)........................       6,879,556
    153,526   Restoration Hardware, Inc. *
                (a)........................         970,284
    150,480   Retail Ventures, Inc. *
                (a)........................       1,652,270
     47,400   REX Stores Corp. * (a).......         649,380
    174,900   Ruddick Corp. (a)............       4,031,445
      6,000   Rush Enterprises, Inc., Class
                A *........................          91,680
     12,100   Rush Enterprises, Inc., Class
                B * (a)....................         181,621
        421   Shoe Carnival, Inc. * (a)....           6,698
     53,850   Sport Chalet, Inc., Class A
                *..........................         578,888
      8,975   Sport Chalet, Inc., Class B
                *..........................         119,727
    258,665   Stage Store, Inc. (a)........       6,950,329
    121,024   Stein Mart, Inc. ............       2,456,787
      7,200   Syms Corp. ..................          96,408
     29,658   Systemax, Inc. * (a).........         208,792
      8,282   TBC Corp. *..................         285,646
     63,768   The Bon-Ton Stores, Inc.
                (a)........................       1,238,375
    180,390   Trans World Entertainment
                Corp. * (a)................       1,423,277
      2,160   United Retail Group, Inc.
                *..........................          16,502
     17,092   Village Super Market, Inc.,
                Class A....................         890,493
     33,900   Weis Markets, Inc. (a).......       1,356,339
    337,700   Zale Corp. * (a).............       9,178,686
                                             --------------
                                                 83,838,165
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              SOAPS & COSMETICS - 0.2%
     39,200   Cascade International, Inc. *
                (a) (b)....................              --
     35,810   CPAC, Inc. ..................  $      179,050
     84,383   Parlux Fragrances, Inc. *
                (a)........................       2,458,921
                                             --------------
                                                  2,637,971
                                              -------------
              SOFTWARE - 7.7%
    271,375   Allscripts Healthcare
                Solution, Inc. * (a).......       4,890,178
    245,300   American Software, Inc.,
                Class A....................       1,373,680
      4,332   Ansoft Corp. *...............         126,061
    172,279   ANSYS, Inc. * (a)............       6,631,018
    168,550   Black Box Corp. (a)..........       7,072,357
     33,473   Blackbaud, Inc. (a)..........         474,312
     98,252   CBIZ, Inc. *.................         501,085
    652,600   CIBER, Inc. * (a)............       4,848,818
     50,838   Computer Task Group, Inc.
                *..........................         188,101
    130,080   Covansys Corp. * (a).........       2,076,077
     19,592   CSP, Inc. *..................         139,887
     90,328   Dendrite International, Inc.
                * (a)......................       1,814,690
      2,410   Digital Insight Corp. *
                (a)........................          62,805
    111,194   Edgewater Technology, Inc.
                *..........................         530,395
      9,838   eFunds Corp. *...............         185,250
      5,808   EuroWeb International Corp.
                *..........................          20,386
      7,050   First Consulting Group, Inc.
                *..........................          40,890
      2,042   IDX Systems Corp. * (a)......          88,174
     13,080   Inforte Corp. ...............          54,805
          5   Innotrac Corp. * (a).........              42
    223,215   Internet Security Systems,
                Inc. * (a).................       5,359,392
     65,776   Intrado, Inc. * (a)..........       1,185,941
    104,760   John H. Harland Co. (a)......       4,651,344
    120,853   Keynote Systems, Inc. *
                (a)........................       1,568,672
     75,225   Lightbridge, Inc. *..........         607,818
     45,439   Manatron, Inc. *.............         368,056
     71,906   ManTech International Corp.,
                Class A * (a)..............       1,899,037
      1,979   MapInfo Corp. * (a)..........          24,243
     22,900   Merge Technologies, Inc. *...         391,361
     15,394   Micros Systems, Inc. *.......         673,488
     80,470   Moldflow Corp. *.............       1,281,082
     97,797   NetManage, Inc. *............         491,919
      4,571   NetScout Systems, Inc. *
                (a)........................          24,821
     26,832   NWH, Inc. ...................         385,039
      1,604   Omtool Ltd. *................          13,955
      2,560   Pacific Internet Ltd. *......          17,613
     38,640   PDF Solutions, Inc. * (a)....         641,424
    186,748   Pegasus Solutions, Inc. *
                (a)........................       1,676,997
    715,100   Perot Systems Corp., Class A
                * (a)......................      10,118,664
     62,230   Pervasive Software, Inc. *
                (a)........................         261,366
     77,684   Phoenix Technologies Ltd. *
                (a)........................         584,961
     51,931   Quality Systems, Inc. (a)....       3,587,913
     88,753   Radiant Systems, Inc. *......         915,931

                                             Laudus Trust Semi-Annual Report  57
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
     14,791   Redback Networks, Inc. *
                (a)........................  $      146,727
     25,454   ScanSoft, Inc. * (a).........         135,670
      1,990   Scientific Learning Corp.
                *..........................          10,448
    203,935   Source Interlink Cos., Inc. *
                (a)........................       2,255,521
     72,533   SPSS, Inc. *.................       1,740,792
     24,770   Sybase, Inc. * (a)...........         580,113
    306,831   Sykes Enterprises, Inc. *
                (a)........................       3,651,289
    186,860   Syniverse Holdings, Inc. *
                (a)........................       2,877,644
     86,138   TechTeam Global, Inc. *
                (a)........................       1,040,547
    128,681   THQ, Inc. * (a)..............       2,743,479
    170,900   Tier Technologies, Inc.,
                Class B *..................       1,478,285
      2,230   Tripos, Inc. *...............           9,366
    460,294   TriZetto Group, Inc. * (a)...       6,499,350
     51,100   TSR, Inc. ...................         263,165
      1,300   Tyler Technologies, Inc. *
                (a)........................          10,764
     36,472   Ulticom, Inc. *..............         402,286
        330   Websidestory, Inc. * (a).....           5,848
    206,403   Witness Systems, Inc. *
                (a)........................       4,311,759
                                             --------------
                                                 96,013,101
                                              -------------
              TEXTILES & APPAREL - 1.5%
     19,150   Albany International Corp.,
                Class A....................         706,061
      2,070   Ashworth, Inc. *.............          14,138
     15,210   Bakers Footwear Group, Inc. *
                (a)........................         228,150
     38,280   Culp, Inc. * (a).............         179,150
     12,900   Cutter & Buck, Inc. .........         158,670
        710   Decorator Industries, Inc.
                (a)........................           6,227
     40,070   Haggar Corp. ................       1,139,190
     68,352   Hampshire Group Ltd. *.......       1,613,107
        600   Hartmarx Corp. * (a).........           3,930
     19,500   Jaclyn, Inc. *...............         150,930
     24,400   McRae Industries, Inc., Class
                A..........................         304,756
    235,900   Phillips-Van Heusen Corp. ...       7,317,618
     16,240   Stride Rite Corp. (a)........         208,197
     45,616   The Gymboree Corp. *.........         622,202
    326,000   Tommy Hilfiger Corp. *.......       5,656,100
      1,673   Weyco Group, Inc. (a)........          32,624
                                             --------------
                                                 18,341,050
                                              -------------
              WHOLESALE - 2.7%
     36,512   All American Semiconductor,
                Inc. *.....................         166,130
      6,000   Anixter International *
                (a)........................         241,980
     26,037   Applied Industrial
                Technologies, Inc. ........         934,208
     21,018   Aristotle Corp. *............         152,801
    408,600   Aviall, Inc. * (a)...........      13,802,507

 SHARES OR
 PRINCIPAL                                       VALUE
-----------------------------------------------------------
              COMMON STOCK, WHOLESALE continued
     16,328   Bell Microproducts, Inc. *
                (a)........................  $      163,770
     24,200   BlueLinx Holdings, Inc. .....         325,248
     28,330   Coast Distribution System,
                Inc. ......................         168,564
     47,150   Delta Apparel, Inc. .........         674,717
    139,860   Department 56, Inc. * (a)....       1,748,250
      3,193   DXP Enterprises, Inc. *
                (a)........................          71,427
      8,200   First Aviation Services, Inc.
                *..........................          32,800
     48,445   GTSI Corp. * (a).............         356,071
     39,425   Handleman Co. (a)............         497,938
    104,600   IKON Office Solutions, Inc.
                (a)........................       1,043,908
     97,800   Industrial Distribution
                Group, Inc. *..............         901,716
    129,540   Interline Brands, Inc. *.....       2,721,635
      1,300   Keystone Automotive
                Industries, Inc. *.........          37,453
     17,580   Lazare Kaplan International,
                Inc. *.....................         173,339
     47,620   NACCO Industries, Inc., Class
                A (a)......................       5,450,108
      9,350   P & F Industries, Inc. *.....         141,279
     91,979   Pomeroy IT Solutions, Inc. *
                (a)........................       1,044,881
     13,484   Spartan Stores, Inc. *.......         138,885
     28,671   TESSCO Technologies, Inc. *..         375,017
     13,600   Valley National Gases,
                Inc. ......................         224,128
     41,234   Ventiv Health, Inc. * (a)....       1,080,743
      3,300   Watsco, Inc., Class B........         173,580
     16,680   WESCO International, Inc. *
                (a)........................         564,952
                                             --------------
                                                 33,408,035
                                              -------------
              TOTAL COMMON STOCK (COST
                $943,601,859)..............   1,246,015,539
                                              -------------
              REPURCHASE AGREEMENT - 0.4%
$ 5,612,000   State Street Bank dated
                9/30/05, due 10/3/05 at
                2.75% with a maturity value
                of $5,613,286 (fully
                collateralized by Federal
                Home Loan Bank
                Securities)................       5,612,000
                                              -------------
              TOTAL REPURCHASE AGREEMENT
                (COST $5,612,000)..........       5,612,000
                                              -------------

58  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING - 8.4%
104,837,394   State Street Navigator
                Securities Lending Prime
                Portfolio..................  $  104,837,394
                                              -------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING (COST
                $104,837,394)..............     104,837,394
                                              -------------
              TOTAL INVESTMENTS (COST
                $1,054,051,253) (C) -
                108.6%.....................   1,356,464,933
              NET OTHER ASSETS
                (LIABILITIES) - (8.6)%.....    (107,931,163)
                                             --------------
              NET ASSETS - 100.0%..........  $1,248,533,770
                                             ==============

---------------

*  Non-income producing security.

(a) All or a portion of this security was on loan as of September 30, 2005.

(b)  Bankrupt security/delisted; fair-valued by Management.

(c) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..................  $335,131,750
    Unrealized depreciation..................   (32,718,070)
                                               ------------
    Net unrealized appreciation..............  $302,413,680
                                               ============

                                             Laudus Trust Semi-Annual Report  59
See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND as of 9/30/05 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 96.2%
            AUSTRALIA - 4.7%
            Agriculture, Food & Beverage - 0.1%
   2,074    ABB Grain Ltd. ...................  $    10,752
  10,485    Futuris Corp., Ltd. ..............       16,868
   4,890    Ridley Corp., Ltd. ...............        5,219
   4,427    Timbercorp Ltd. ..................        7,290
                                                -----------
                                                     40,129
                                                -----------
            Banks & Credit Institutions - 2.0%
   1,822    Adelaide Bank Ltd. ...............       17,947
  11,310    Australia & New Zealand Banking
              Group Ltd. .....................      206,945
   7,255    Commonwealth Bank of Australia....      212,454
     105    Macquarie Bank Ltd. ..............        6,032
     741    National Australia Bank Ltd. .....       18,671
  10,441    Westpac Banking Corp. ............      167,960
                                                -----------
                                                    630,009
                                                -----------
            Basic Minerals & Metals - 0.8%
   5,057    BHP Billiton Ltd. ................       85,783
   5,698    Downer EDI Ltd. ..................       26,239
   3,783    GRD NL............................        8,104
   1,377    Iluka Resources Ltd. .............        9,207
   7,999    OneSteel Ltd. ....................       23,235
   1,278    Rio Tinto Ltd. ...................       57,623
  16,365    Smorgon Steel Group Ltd. .........       20,649
   2,727    Straits Resources Ltd. ...........        5,801
   4,188    Ticor Ltd. .......................        5,907
                                                -----------
                                                    242,548
                                                -----------
            Beer, Liquor & Tobacco - 0.1%
   4,602    Lion Nathan Ltd. .................       29,437
                                                -----------
            Cellular & Wireless - 0.3%
  30,222    Telstra Corp., Ltd. ..............       93,778
                                                -----------
            Construction & Homebuilding - 0.0%
   4,534    Sunland Group Ltd. ...............        5,392
                                                -----------
            Construction Materials - 0.0%
   1,453    Adelaide Brighton Ltd. ...........        2,548
                                                -----------
            Forest Products & Paper - 0.1%
   7,588    Amcor Ltd. .......................       38,818
                                                -----------
            Information & Services - 0.0%
   3,618    AWB Ltd. .........................       14,095
      11    Campbell Brothers Ltd. ...........           83
                                                -----------
                                                     14,178
                                                -----------
            Instruments - 0.1%
   3,157    Ansell Ltd. ......................       27,150
                                                -----------
            Insurance - 0.6%
  16,343    Insurance Australia Group Ltd. ...       68,031
   7,916    Promina Group Ltd. ...............       30,176
   5,550    SunCorp.-Metway Ltd. .............       83,399
                                                -----------
                                                    181,606
                                                -----------
            Oil & Coal Resources - 0.3%
   9,112    Oil Search Ltd. ..................       26,885
   5,958    Santos Ltd. ......................       56,825
                                                -----------
                                                     83,710
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, AUSTRALIA continued
            Publishing, Broadcasting & Cinema - 0.1%
   8,242    Austereo Group Ltd. ..............  $    10,399
     450    John Fairfax Holdings Ltd. .......        1,561
   4,248    Village Roadshow Ltd. *...........        9,263
                                                -----------
                                                     21,223
                                                -----------
            Real Estate Development - 0.0%
     624    Lend Lease Corp., Ltd. ...........        6,660
                                                -----------
            Restaurants, Hotels & Theaters - 0.0%
   2,575    Amalgamated Holdings Ltd. ........        8,834
                                                -----------
            Retail - 0.1%
   4,870    Mayne Group Ltd. .................       19,975
                                                -----------
            Wholesale - 0.1%
      29    Australian Pharmaceutical
              Industries Ltd. ................           68
   1,628    Sims Group Ltd. ..................       23,707
                                                -----------
                                                     23,775
                                                -----------
                                                  1,469,770
                                                -----------
            AUSTRIA - 1.0%
            Basic Minerals & Metals - 0.3%
     900    voestalpine AG....................       79,147
                                                -----------
            Oil Distribution - 0.7%
   4,002    OMV AG............................      237,624
                                                -----------
                                                    316,771
                                                -----------
            BELGIUM - 1.8%
            Banks & Credit Institutions - 1.3%
  12,600    Fortis NPV........................      364,153
   1,200    Fortis............................       34,797
                                                -----------
                                                    398,950
                                                -----------
            Financial Investments - 0.2%
     600    Almancora Comm. Va................       59,304
                                                -----------
            Retail - 0.3%
   1,600    Delhaize Group....................       94,637
                                                -----------
                                                    552,891
                                                -----------
            DENMARK - 0.7%
            Agriculture, Food & Beverage - 0.1%
     255    Danisco A/S.......................       17,189
                                                -----------
            Communications Utilities - 0.0%
     263    TDC A/S...........................       14,149
                                                -----------
            Land & Water Transportation - 0.6%
      18    A P Moller -- Maersk A/S..........      183,819
                                                -----------
                                                    215,157
                                                -----------
            FINLAND - 1.7%
            Airlines - 0.0%
   1,001    Finnair Oyj.......................       13,028
                                                -----------
            Basic Minerals & Metals - 0.1%
   2,034    Rautaruukki Oyj...................       45,683
                                                -----------
            Cellular & Wireless - 0.0%
     430    Elisa Corp. ......................        7,431
                                                -----------

60  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, FINLAND continued
            Chemicals & Rubber - 0.1%
   3,000    Kemira Oyj........................  $    42,468
                                                -----------
            Electric Utilities - 0.3%
   4,878    Fortum Oyj........................       97,894
                                                -----------
            IT Hardware - 1.2%
   1,600    Elcoteq Network Corp., Class A....       35,705
  17,769    Nokia Oyj.........................      297,663
                                                -----------
                                                    333,368
                                                -----------
                                                    539,872
                                                -----------
            FRANCE - 8.4%
            Autos - 0.6%
   2,876    PSA Peugeot Citroen...............      195,270
                                                -----------
            Banks & Credit Institutions - 2.6%
   5,800    BNP Paribas.......................      440,847
      30    Natexis Banques Populaires........        4,524
   3,200    Societe Generale..................      365,126
                                                -----------
                                                    810,497
                                                -----------
            Basic Minerals & Metals - 0.0%
     280    Nexans SA.........................       12,938
                                                -----------
            Construction & Homebuilding - 0.6%
   4,000    Bouygues SA.......................      185,880
                                                -----------
            Construction Materials - 0.5%
   2,450    Compagnie de Saint-Gobain.........      140,908
                                                -----------
            Drugs & Pharmaceuticals - 0.3%
   1,200    Sanofi-Aventis....................       99,141
                                                -----------
            Financial Investments - 0.2%
     270    Societe Fonciere Financiere et de
              Participations (FFP)............       62,296
                                                -----------
            Instruments - 0.2%
     600    Bacou-Dalloz......................       58,295
                                                -----------
            Insurance - 0.3%
   1,500    CNP Assurances....................      100,583
                                                -----------
            Integrated Oil Cos. - 1.2%
   1,320    Total SA..........................      360,238
                                                -----------
            IT Hardware - 0.1%
   1,285    StMicroelectronics NV *...........       22,097
                                                -----------
            Metal Products & Machinery - 0.0%
     216    Valeo SA..........................        8,976
                                                -----------
            Publishing, Broadcasting & Cinema - 1.2%
  11,000    Vivendi Universal SA..............      359,022
                                                -----------
            Restaurants, Hotels & Theaters - 0.0%
     390    Sodexho Alliance SA...............       14,721
                                                -----------
            Retail - 0.1%
     526    Rallye SA.........................       24,854
                                                -----------
            Soaps & Cosmetics - 0.4%
   1,500    Christian Dior SA.................      123,746
                                                -----------
            Wholesale - 0.1%
     361    Casino Guichard-Perrachon SA......       25,595
                                                -----------
                                                  2,605,057
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            GERMANY - 6.7%
            Autos - 0.1%
     506    DaimlerChrysler AG................  $    26,846
                                                -----------
            Banks & Credit Institutions - 0.1%
     276    Allianz AG........................       37,280
                                                -----------
            Cellular & Wireless - 1.1%
  19,600    Deutsche Telekom AG...............      356,599
                                                -----------
            Chemicals & Rubber - 2.4%
   5,000    BASF AG...........................      376,134
   9,200    Bayer AG..........................      338,083
                                                -----------
                                                    714,217
                                                -----------
            Drugs & Pharmaceuticals - 0.6%
   2,667    Degussa AG........................      117,750
   1,000    Merck KGaA........................       83,999
                                                -----------
                                                    201,749
                                                -----------
            Electric Utilities - 1.2%
   3,900    E.ON AG...........................      358,998
                                                -----------
            Health Care & Hospital - 0.4%
   1,200    Fresenius Medical Care AG.........      109,307
                                                -----------
            Instruments - 0.2%
     600    Fresenius AG......................       76,573
                                                -----------
            IT Hardware - 0.2%
     800    Siemens AG........................       61,672
                                                -----------
            Miscellaneous Finance - 0.4%
   1,400    Deutsche Bank AG..................      131,142
                                                -----------
                                                  2,074,383
                                                -----------
            GREECE - 0.1%
            Banks & Credit Institutions - 0.1%
     160    Bank of Greece....................       17,737
                                                -----------
            HONG KONG - 1.6%
            Airlines - 0.1%
  13,000    Cathay Pacific Airways Ltd. ......       23,127
                                                -----------
            Cellular & Wireless - 0.0%
   3,000    SmarTone Telecommunications
              Holdings Ltd. ..................        3,113
                                                -----------
            Electric Utilities - 0.5%
   9,500    CLP Holdings Ltd. ................       56,642
  19,500    HongKong Electric Holdings
              Ltd. ...........................       97,285
                                                -----------
                                                    153,927
                                                -----------
            IT Hardware - 0.0%
   4,640    Truly International Holdings
              Ltd. ...........................        5,084
                                                -----------
            Land & Water Transportation - 0.0%
     800    Kowloon Motor Bus Holdings
              Ltd. ...........................        4,878
                                                -----------
            Miscellaneous Finance - 0.1%
   3,000    Guoco Group Ltd. .................       30,436
  11,000    Sun Hung Kai & Co., Ltd. .........        3,049
                                                -----------
                                                     33,485
                                                -----------
            Real Estate Development - 0.6%
   6,000    Hang Lung Properties Ltd. ........        9,553
  10,909    Henderson Investment Ltd. ........       15,540
   4,000    Hong Kong Ferry (Holdings) Co.,
              Ltd. ...........................        4,899
   5,000    Hongkong Land Holdings Ltd. ......       15,700

                                             Laudus Trust Semi-Annual Report  61
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, HONG KONG continued
            Real Estate Development continued
  10,500    Kerry Properties Ltd. ............  $    26,598
  10,000    Swire Pacific Ltd., Class A.......       92,110
   3,000    Wheelock & Co., Ltd. .............        5,337
   6,000    Wing On Co. International Ltd. ...        8,663
                                                -----------
                                                    178,400
                                                -----------
            Restaurants, Hotels & Theaters - 0.1%
   3,000    Harbour Centre Development
              Ltd. ...........................        5,066
  18,500    Hongkong & Shanghai Hotels
              Ltd. ...........................       20,511
                                                -----------
                                                     25,577
                                                -----------
            Retail - 0.1%
   2,000    Jardine Strategic Holdings
              Ltd. ...........................       20,400
                                                -----------
            Wholesale - 0.1%
   2,000    Jardine Matheson Holdings Ltd. ...       34,200
   5,940    Tan Chong International Ltd. .....        1,286
                                                -----------
                                                     35,486
                                                -----------
                                                    483,477
                                                -----------
            IRELAND - 0.5%
            Construction Materials - 0.5%
   5,352    Crh...............................      145,031
                                                -----------
            ITALY - 3.8%
            Banks & Credit Institutions - 1.3%
  40,000    Banca Intesa S.p.A. ..............      186,384
  17,181    Banca Monte dei Paschi di Siena
              S.p.A. .........................       76,186
   4,545    Banche Popolari Unite Scrl........       92,249
   9,000    Capitalia S.p.A. .................       49,210
                                                -----------
                                                    404,029
                                                -----------
            Communications Utilities - 0.3%
  30,000    Telecom Italia S.p.A. ............       97,518
                                                -----------
            Construction Materials - 0.2%
     743    Italmobiliare S.p.A. .............       50,670
                                                -----------
            Electric Utilities - 0.0%
      11    Enel S.p.A. ......................           95
                                                -----------
            Integrated Oil Cos. - 2.0%
  21,000    Eni S.p.A. .......................      623,578
                                                -----------
            Publishing, Broadcasting & Cinema - 0.0%
   7,558    Cofide S.p.A. -- Compagnia
              Finanziaria de Benedetti........       10,145
                                                -----------
                                                  1,186,035
                                                -----------
            JAPAN - 21.8%
            Agriculture, Food & Beverage - 0.2%
   2,000    Kinki Coca-Cola Bottling Co.,
              Ltd. ...........................       19,718
     400    Kirin Beverage Corp. .............        8,705
   2,000    Mikuni Coca-Cola Bottling Co.,
              Ltd. ...........................       18,996
                                                -----------
                                                     47,419
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Autos - 0.9%
   6,000    Fuji Heavy Industries Ltd. .......  $    27,119
   2,000    Topre Corp. ......................       17,251
   5,400    Toyota Motor Corp. ...............      247,401
                                                -----------
                                                    291,771
                                                -----------
            Banks & Credit Institutions - 3.7%
     600    Acom Co., Ltd. ...................       43,559
   2,000    Chugoku Bank Ltd. ................       27,242
   6,000    Daishi Bank Ltd. .................       29,075
   2,000    Joyo Bank Ltd. ...................       12,194
   2,000    Kagoshima Bank Ltd. ..............       14,855
      20    Mitsubishi Tokyo Financial Group,
              Inc. ...........................      257,829
  10,000    Mitsui Trust Holdings, Inc. ......      138,502
      18    Mizuho Financial Group, Inc. .....      114,502
  13,000    Orient Corp. *....................       59,330
   3,000    San-in Godo Bank Ltd. ............       31,004
   5,000    Shiga Bank Ltd. ..................       34,934
   2,000    Shizuoka Bank Ltd. ...............       20,599
      23    Sumitomo Mitsui Financial Group,
              Inc. ...........................      216,828
   9,000    Sumitomo Trust & Banking Co.,
              Ltd. ...........................       74,062
   1,100    Takefuji Corp. ...................       85,771
                                                -----------
                                                  1,160,286
                                                -----------
            Basic Minerals & Metals - 1.9%
   4,300    JFE Holdings, Inc. ...............      139,797
  50,000    Kobe Steel Ltd. ..................      151,982
  61,000    Nippon Steel Corp. ...............      228,951
  17,000    Nisshin Steel Co., Ltd. ..........       58,714
     700    Tokyo Steel Manufacturing Co.,
              Ltd. ...........................       10,885
                                                -----------
                                                    590,329
                                                -----------
            Beer, Liquor & Tobacco - 0.8%
   2,000    Asahi Breweries Ltd. .............       25,322
      10    Japan Tobacco, Inc. ..............      157,708
   7,000    Kirin Brewery Co., Ltd. ..........       77,093
                                                -----------
                                                    260,123
                                                -----------
            Cellular & Wireless - 0.2%
      10    Kddi Corp. .......................       56,388
                                                -----------
            Chemicals & Rubber - 1.3%
   7,000    Bridgestone Corp. ................      149,867
  14,000    Dainippon Ink & Chemicals,
              Inc. ...........................       46,009
  36,000    Mitsubishi Chemical Corp. ........      119,260
   3,000    Mitsui Chemicals, Inc. ...........       17,709
   1,000    Nippon Shokubai Co., Ltd. ........       10,582
   3,000    Sakai Chemical Industry Co.,
              Ltd. ...........................       14,247
   2,000    Toyo Tire & Rubber Co., Ltd. .....       10,520
   6,000    Yokohama Rubber Co., Ltd. ........       28,863
                                                -----------
                                                    397,057
                                                -----------
            Communications Utilities - 0.7%
      43    Nippon Telegraph & Telephone
              Corp.(NTT)......................      211,401
                                                -----------
            Construction & Homebuilding - 0.6%
     600    Chudenko Corp. ...................        9,996
   3,000    Daiwa House Industry Co., Ltd. ...       39,251

62  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Construction & Homebuilding continued
   6,000    Kinden Corp. .....................  $    51,806
   2,000    Kyudenko Corp. ...................       14,097
   3,000    Maeda Corp. ......................       20,300
   2,000    Nippo Corp. ......................       14,696
   2,000    Taikisha Ltd. ....................       31,965
   2,000    Yurtec Corp. .....................       12,194
                                                -----------
                                                    194,305
                                                -----------
            Construction Materials - 0.4%
  10,000    Asahi Glass Co., Ltd. ............      104,934
   3,000    Maeda Road Construction Co.,
              Ltd. ...........................       22,573
                                                -----------
                                                    127,507
                                                -----------
            Consumer Durables - 1.2%
   3,000    Japan Radio Co., Ltd. *...........       12,661
  13,000    Matsushita Electric Industrial
              Co., Ltd. ......................      220,255
  24,000    NEC Corp. ........................      130,044
                                                -----------
                                                    362,960
                                                -----------
            Drugs & Pharmaceuticals - 0.1%
     200    Cawachi Ltd. .....................        7,789
   2,000    Nippon Shinyaku Co., Ltd. ........       16,000
     200    Torii Pharmaceutical Co., Ltd. ...        4,361
                                                -----------
                                                     28,150
                                                -----------
            Electric Utilities - 1.5%
   2,800    Chubu Electric Power Co., Inc. ...       68,335
   2,800    Kansai Electric Power Co.,
              Inc. ...........................       61,797
   4,700    Kyushu Electric Power Co.,
              Inc. ...........................      104,559
   6,200    Tohoku Electric Power Co.,
              Inc. ...........................      137,930
   4,300    Tokyo Electric Power Co., Inc. ...      108,731
                                                -----------
                                                    481,352
                                                -----------
            Furniture & Household Items - 0.4%
     800    Sankyo Co., Ltd. .................       42,150
  12,000    Sekisui Chemical Co., Ltd. .......       85,533
                                                -----------
                                                    127,683
                                                -----------
            Information & Services - 0.1%
   2,000    Kinki Nippon Tourist Co., Ltd. ...        6,167
     600    TKC Corp. ........................       10,600
                                                -----------
                                                     16,767
                                                -----------
            Instruments - 0.0%
   1,000    Hitachi Medical Corp. ............       12,758
                                                -----------
            Insurance - 0.6%
  15,000    Mitsui Sumitomo Insurance Co.,
              Ltd. ...........................      173,657
   3,000    Nisshin Fire & Marine Insurance
              Co., Ltd. ......................       11,947
                                                -----------
                                                    185,604
                                                -----------
            IT Hardware - 0.1%
     300    Daiichikosho Co., Ltd. ...........        6,634
   4,000    Toshiba TEC Corp. ................       17,657
                                                -----------
                                                     24,291
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Land & Water Transportation - 0.3%
   2,000    Nippon Yusen Kabushiki Kaisha.....  $    13,410
      23    West Japan Railway Co. ...........       86,934
                                                -----------
                                                    100,344
                                                -----------
            Metal Products & Machinery - 1.9%
   2,000    Amada Co., Ltd. ..................       15,947
   1,100    Glory Ltd. .......................       21,322
   2,200    Heiwa Corp. ......................       33,727
  29,000    Hitachi Ltd. .....................      183,708
   1,000    Komatsu Ltd. .....................       13,621
   3,000    Makita Corp. .....................       60,793
  28,000    Mitsubishi Heavy Industries
              Ltd. ...........................       99,171
   2,000    NGK Spark Plug Co., Ltd. .........       28,987
     700    Nitto Kogyo Corp. ................       10,158
     700    Sega Sammy Holdings, Inc. ........       27,630
     700    Sega Sammy Holdings, Inc. W/I *...       27,137
   2,000    Sekisui Jushi Corp. ..............       15,912
   3,000    Toyo Seikan Kaisha Ltd. ..........       44,564
                                                -----------
                                                    582,677
                                                -----------
            Oil Distribution - 1.6%
  10,000    Cosmo Oil Co., Ltd. ..............       54,185
  16,000    Nippon Mining Holdings, Inc. .....      126,872
  18,000    Nippon Oil Corp. .................      159,382
   7,300    Showa Shell Sekiyu K.K............       99,949
   6,000    TonenGeneral Sekiyu K.K...........       69,780
                                                -----------
                                                    510,168
                                                -----------
            Photooptical, Micros & Office Machinery - 0.8%
   1,800    Canon, Inc. ......................       97,216
   4,600    Fuji Photo Film Co., Ltd. ........      151,577
                                                -----------
                                                    248,793
                                                -----------
            Real Estate Development - 0.4%
  10,000    Sekisui House Ltd. ...............      122,555
                                                -----------
            Restaurants, Hotels & Theaters - 0.5%
   1,300    Nintendo Co., Ltd. ...............      151,648
                                                -----------
            Retail - 0.9%
   2,000    Aichi Toyota Motor Co., Ltd. .....       42,291
   1,400    Aoyama Trading Co., Ltd. .........       39,471
   3,960    Seven & I Holdings Co., Ltd. *....      131,186
   4,000    Uny Co., Ltd. ....................       52,793
                                                -----------
                                                    265,741
                                                -----------
            Soaps & Cosmetics - 0.2%
   2,000    Kao Corp. ........................       49,251
                                                -----------
            Software - 0.5%
     200    Fujitsu Business Systems Ltd. ....        2,959
  23,000    Fujitsu Ltd. .....................      151,577
                                                -----------
                                                    154,536
                                                -----------
                                                  6,761,864
                                                -----------
            LUXEMBURG - 0.6%
            Basic Minerals & Metals - 0.6%
   8,100    Arcelor...........................      189,420
                                                -----------

                                             Laudus Trust Semi-Annual Report  63
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            NETHERLANDS - 2.3%
            Agriculture, Food & Beverage - 0.1%
     581    Unilever NV.......................  $    41,298
                                                -----------
            Banks & Credit Institutions - 0.4%
   4,000    ING Groep NV......................      119,113
                                                -----------
            Chemicals & Rubber - 0.4%
   2,800    DSM NV............................      109,995
                                                -----------
            Commercial Aircraft & Components - 0.5%
   4,200    European Aeronautic Defence &
              Space Co. ......................      148,891
                                                -----------
            Insurance - 0.1%
   1,249    Aegon NV..........................       18,537
                                                -----------
            Integrated Oil Cos. - 0.8%
   8,700    Royal Dutch Shell plc, Class A....      287,194
                                                -----------
                                                    725,028
                                                -----------
            NEW ZEALAND - 0.2%
            Construction Materials - 0.0%
   5,597    Fletcher Building Ltd. ...........       30,653
                                                -----------
            Forest Products & Paper - 0.1%
  15,301    Carter Holt Harvey Ltd. ..........       26,663
                                                -----------
            Publishing, Broadcasting & Cinema - 0.1%
   4,183    Sky Network Television Ltd. *.....       17,820
                                                -----------
                                                     75,136
                                                -----------
            NORWAY - 1.5%
            Oil & Coal Resources - 1.5%
   1,611    Norsk Hydro ASA...................      180,345
  12,000    Statoil ASA.......................      297,810
                                                -----------
                                                    478,155
                                                -----------
                                                    478,155
                                                -----------
            PORTUGAL - 0.5%
            Electric Utilities - 0.5%
  54,000    Electricidade de Portugal SA......      150,550
                                                -----------
            SINGAPORE - 0.8%
            Agriculture, Food & Beverage - 0.1%
  51,000    Asia Food & Properties Ltd. *.....       11,306
  36,654    Golden Agri-Resources Ltd. *......        7,908
                                                -----------
                                                     19,214
                                                -----------
            Airlines - 0.1%
   4,000    Singapore Airlines Ltd. ..........       27,428
                                                -----------
            Banks & Credit Institutions - 0.1%
   3,000    DBS Group Holdings Ltd. ..........       28,019
   3,000    Oversea-Chinese Banking Corp. ....       11,084
                                                -----------
                                                     39,103
                                                -----------
            Communications Utilities - 0.3%
  76,000    Singapore Telecommunications
              Ltd. ...........................      110,066
                                                -----------
            Financial Investments - 0.1%
   3,000    Overseas Union Enterprise Ltd. ...       16,936
                                                -----------
            Oil Distribution - 0.0%
   3,000    Singapore Petroleum Co., Ltd. ....       10,463
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, SINGAPORE continued
            Real Estate Development - 0.1%
   3,000    Jardine Cycle & Carriage Ltd. ....  $    19,684
                                                -----------
                                                    242,894
                                                -----------
            SPAIN - 5.6%
            Banks & Credit Institutions - 1.6%
   3,000    Banco Bilbao Vizcaya Argentaria
              SA..............................       52,599
  33,846    Banco Santander Central Hispano
              SA..............................      444,556
                                                -----------
                                                    497,155
                                                -----------
            Beer, Liquor & Tobacco - 0.2%
   1,602    Altadis...........................       71,750
                                                -----------
            Communications Utilities - 0.2%
   4,160    Telefonica SA.....................       68,088
                                                -----------
            Construction & Homebuilding - 1.1%
   2,678    Abengoa SA........................       47,114
   1,000    Acciona SA........................      114,462
   1,800    Fomento de Construcciones y
              Contratas SA....................      107,267
   4,000    Obrascon Huarte Lain SA...........       59,989
                                                -----------
                                                    328,832
                                                -----------
            Electric Utilities - 1.1%
  11,200    Endesa SA.........................      299,735
     620    Gas Natural SDG SA................       18,030
     674    Union Fenosa SA...................       22,257
                                                -----------
                                                    340,022
                                                -----------
            Integrated Oil Cos. - 1.2%
  11,900    Repsol YPF SA.....................      385,536
                                                -----------
            Real Estate Development - 0.2%
   1,205    Corporacion Financiera Alba SA....       51,377
                                                -----------
                                                  1,742,760
                                                -----------
            SWEDEN - 2.8%
            Banks & Credit Institutions - 0.7%
  23,018    Nordea Bank AB....................      230,144
                                                -----------
            Cellular & Wireless - 0.8%
   4,200    Tele2 AB, Class B.................       42,806
  40,000    TeliaSonera AB....................      189,906
                                                -----------
                                                    232,712
                                                -----------
            Construction & Homebuilding - 0.3%
   6,000    Skanska AB, Class B...............       88,631
                                                -----------
            Health Care & Hospital - 0.3%
   5,999    Gambro AB, Class A................       90,939
                                                -----------
            Information & Services - 0.2%
   4,504    Securitas, Class B................       69,729
                                                -----------
            IT Hardware - 0.2%
  14,000    Telefonaktiebolaget LM Ericsson,
              Class B.........................       51,115
                                                -----------
            Metal Products & Machinery - 0.3%
   7,006    AB SKF, Class B...................       91,290
                                                -----------
                                                    854,560
                                                -----------

64  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            SWITZERLAND - 7.9%
            Agriculture, Food & Beverage - 0.4%
      52    Barry Callebaut AG *..............  $    15,348
     420    Nestle SA.........................      122,995
                                                -----------
                                                    138,343
                                                -----------
            Airlines - 0.0%
      30    Swissair Group * (a)..............            0
                                                -----------
            Biotechnology - 0.3%
     140    Serono SA, Class B................       92,057
                                                -----------
            Chemicals & Rubber - 0.3%
   1,500    Ciba Specialty Chemicals AG.......       88,491
                                                -----------
            Construction Materials - 0.2%
     824    Holcim Ltd. ......................       54,723
                                                -----------
            Drugs & Pharmaceuticals - 1.5%
   5,600    Novartis AG.......................      284,067
   1,300    Roche Holding AG..................      180,606
                                                -----------
                                                    464,673
                                                -----------
            Electric Utilities - 0.0%
      80    Centralschweizerische Kraftwerke
              AG..............................       14,588
                                                -----------
            Furniture & Household Items - 0.9%
   7,200    Compagnie Financiere Richemont AG,
              Class A.........................      285,118
                                                -----------
            Instruments - 0.1%
      99    Leica Geosystems AG...............       44,826
                                                -----------
            Insurance - 1.3%
     500    Swiss Life Holding *..............       70,777
   1,900    Zurich Financial Services AG......      323,714
                                                -----------
                                                    394,491
                                                -----------
            Metal Products & Machinery - 0.9%
  15,000    ABB Ltd. *........................      109,643
     191    Saurer AG *.......................       12,913
      77    SIG Holding AG....................       19,619
     150    Sulzer AG.........................       76,032
     400    Unaxis Holding AG *...............       52,944
                                                -----------
                                                    271,151
                                                -----------
            Miscellaneous Finance - 2.0%
   1,442    Credit Suisse Group...............       63,844
   6,200    UBS AG............................      526,967
                                                -----------
                                                    590,811
                                                -----------
            Retail - 0.0%
     107    Charles Voegele Holding AG........        8,722
                                                -----------
                                                  2,447,994
                                                -----------
            UNITED KINGDOM - 21.2%
            Agriculture, Food & Beverage - 0.9%
  25,815    Unilever plc......................      269,523
                                                -----------
            Banks & Credit Institutions - 4.4%
  17,100    Barclays plc......................      172,803
  29,400    HBOS plc..........................      442,540
  15,600    HSBC Holdings plc.................      252,287
  17,991    Royal Bank of Scotland Group
              plc.............................      510,521
                                                -----------
                                                  1,378,151
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Basic Minerals & Metals - 0.6%
   5,777    BHP Billiton plc..................  $    93,325
  88,000    Corus Group plc...................       79,927
                                                -----------
                                                    173,252
                                                -----------
            Beer, Liquor & Tobacco - 0.1%
   1,400    SABMiller plc.....................       27,135
                                                -----------
            Cellular & Wireless - 2.4%
 291,994    Vodafone Group plc................      759,570
                                                -----------
            Construction & Homebuilding - 2.3%
   5,400    Barratt Developments plc..........       71,950
   2,873    Bellway plc.......................       44,360
   4,500    Bovis Homes Group plc.............       48,570
   8,000    BPB plc...........................      103,840
   9,000    George Wimpey plc.................       67,934
   1,140    Kier Group plc....................       21,412
   4,900    McCarthy & Stone plc..............       53,406
   1,426    Mowlem plc........................        4,024
   5,600    Persimmon plc.....................       84,738
   7,000    Redrow plc........................       53,455
  12,000    Taylor Woodrow plc................       68,622
   6,000    Westbury plc......................       45,713
   2,500    Wilson Bowden plc.................       51,409
                                                -----------
                                                    719,433
                                                -----------
            Construction Materials - 0.4%
  11,000    Hanson plc........................      114,167
                                                -----------
            Drugs & Pharmaceuticals - 1.5%
   1,450    AstraZeneca plc...................       67,383
  12,000    GlaxoSmithKline plc...............      305,175
   7,200    Shire Pharmaceuticals plc.........       87,552
                                                -----------
                                                    460,110
                                                -----------
            Electric Utilities - 0.0%
      37    Scottish Power plc................          373
                                                -----------
            Financial Investments - 0.2%
   3,950    3I Group plc......................       54,615
                                                -----------
            Forest Products & Paper - 1.5%
  15,600    Anglo American plc................      464,957
                                                -----------
            Gas & Other Public Utilities - 0.2%
   3,803    Severn Trent plc..................       66,466
                                                -----------
            Insurance - 1.7%
  29,448    Aviva plc.........................      323,298
  30,000    Friends Provident plc.............       98,938
  45,000    Old Mutual plc....................      110,115
                                                -----------
                                                    532,351
                                                -----------
            Integrated Oil Cos. - 2.6%
  33,000    BP plc............................      391,970
  12,067    Royal Dutch Shell plc, Class B....      416,691
                                                -----------
                                                    808,661
                                                -----------

                                             Laudus Trust Semi-Annual Report  65
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Miscellaneous Finance - 0.9%
  12,000    Amvescap plc......................  $    77,881
  36,912    Legal & General Group plc.........       73,886
  14,000    Prudential plc....................      127,033
                                                -----------
                                                    278,800
                                                -----------
            Oil & Coal Resources - 0.6%
   7,500    Xstrata plc.......................      194,305
                                                -----------
            Oil Drilling & Services - 0.1%
     991    Expro International Group plc.....        9,560
   3,721    Venture Production plc *..........       31,631
                                                -----------
                                                     41,191
                                                -----------
            Restaurants, Hotels & Theaters - 0.7%
     260    De Vere Group plc.................        2,740
  21,877    Hilton Group plc..................      121,341
     877    Luminar plc.......................        7,424
   4,628    Whitbread plc.....................       77,498
                                                -----------
                                                    209,003
                                                -----------
            Retail - 0.1%
  12,000    Somerfield plc....................       41,797
                                                -----------
                                                  6,593,860
                                                -----------
            TOTAL COMMON STOCK (COST
              $24,906,352)....................   29,868,402
                                                -----------

PRINCIPAL                                          VALUE
-----------------------------------------------------------
            REPURCHASE AGREEMENT - 2.4%
            UNITED STATES - 2.4%
$747,000    State Street Bank dated 9/30/05
              due 10/3/05 at 2.75% with a
              maturity value of $747,171
              (fully collateralized by a
              Federal National Mortgage
              Security).......................  $   747,000
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $747,000).......................      747,000
                                                -----------
            TOTAL INVESTMENTS (COST
              $25,653,352) (B) -- 98.6%.......   30,615,402
            NET OTHER ASSETS (LIABILITIES)--
              1.4%............................      443,473
                                                -----------
            NET ASSETS -- 100.0%..............  $31,058,875
                                                ===========

---------------

* Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) Represents cost for financial reporting purposes, is substantially the same as federal Income tax purposes, and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation....................  $5,198,958
    Unrealized depreciation....................    (236,908)
                                                 ----------
    Net unrealized appreciation................  $4,962,050
                                                 ==========

FOREIGN CURRENCY CONTRACTS

                                        CONTRACT         UNREALIZED
                         DELIVERY        AMOUNT        APPRECIATION/
                           DATE     (LOCAL CURRENCY)   (DEPRECIATION)
                         --------   ----------------   --------------
Receive Australian
  Dollars Exchange for
  10,000 U.S. Dollars    10/4/05          13,141           $  16
Receive Danish Krones
  Exchange for 100,812
  British Pounds         10/4/05       1,100,000            (561)
                                                           -----
                                                           $(545)
                                                           =====

66  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND as of 9/30/05
(Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK - 94.8%
              AUSTRALIA 4.1%
              Agriculture, Food & Beverage - 0.6%
     39,416   ABB Grain Ltd. ...............  $    204,345
  1,399,077   Burns, Philp & Company Ltd. *
                (a).........................     1,205,319
    735,360   Futuris Corp., Ltd. ..........     1,182,945
    303,719   Great Southern Plantations
                Ltd. (a)....................       655,300
    340,500   Ridley Corp., Ltd. ...........       363,435
    319,463   Timbercorp Ltd. (a)...........       526,086
                                              ------------
                                                 4,137,430
                                              ------------
              Banks & Credit Institutions - 0.2%
    144,031   Adelaide Bank Ltd. ...........     1,418,733
     79,431   Bank of Queensland Ltd. (a)...       747,892
                                              ------------
                                                 2,166,625
                                              ------------
              Basic Minerals & Metals - 0.9%
    327,112   Downer EDI Ltd. ..............     1,506,314
    263,270   GRD NL........................       564,014
    240,662   Iluka Resources Ltd. .........     1,609,124
    406,614   Macmahon Holdings Ltd. .......       170,501
    235,326   OneSteel Ltd. (a).............       683,560
    312,669   Resolute Mining Ltd. *........       348,032
  1,056,034   Smorgon Steel Group Ltd. .....     1,332,472
     58,024   Sons of Gwalia Ltd. * (b).....             0
    202,763   Straits Resources Ltd. .......       431,296
    150,235   Ticor Ltd. ...................       211,897
     88,361   Zinifex Ltd. *................       307,190
                                              ------------
                                                 7,164,400
                                              ------------
              Beer, Liquor & Tobacco - 0.2%
    181,452   Lion Nathan Ltd. (a)..........     1,160,662
     81,745   McGuigan Simeon Wines Ltd.
                (a).........................       255,521
                                              ------------
                                                 1,416,183
                                              ------------
              Cellular & Wireless - 0.0%
    150,000   B Digital Ltd. *..............        42,313
                                              ------------
              Construction & Homebuilding - 0.0%
    302,903   Sunland Group Ltd. (a)........       360,255
                                              ------------
              Construction Materials - 0.0%
    100,418   Adelaide Brighton Ltd. (a)....       176,085
                                              ------------
              Forest Products & Paper - 0.1%
     29,541   Amcor Ltd. (a)................       151,123
    129,829   PaperlinX Ltd. (a)............       312,781
                                              ------------
                                                   463,904
                                              ------------
              Government Aircraft & Defense - 0.0%
    221,418   Austal Ltd. *.................       366,315
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, AUSTRALIA continued
              Information & Services - 0.3%
    422,027   AWB Ltd. .....................  $  1,644,157
        309   Campbell Brothers Ltd. .......         2,323
    554,377   MYOB Ltd. (a).................       454,355
      5,686   Programmed Maintenance
                Services Ltd. ..............        13,395
    235,048   Spotless Group Ltd. (a).......       904,961
                                              ------------
                                                 3,019,191
                                              ------------
              Instruments - 0.2%
    180,166   Ansell Ltd. ..................     1,549,402
    341,714   Vision Systems Ltd. ..........       401,204
                                              ------------
                                                 1,950,606
                                              ------------
              Insurance - 0.2%
    417,864   Promina Group Ltd. (a)........     1,592,894
                                              ------------
              Land & Water Transportation - 0.0%
      2,864   K & S Corp., Ltd. *...........         7,642
                                              ------------
              Oil & Coal Resources - 0.4%
     73,280   Centennial Coal Co., Ltd. ....       278,225
    171,075   Roc Oil Co., Ltd. * (a).......       361,284
    204,208   Santos Ltd. ..................     1,947,655
    129,916   Washington H. Soul Pattinson &
                Co., Ltd. ..................     1,084,573
                                              ------------
                                                 3,671,737
                                              ------------
              Oil Distribution - 0.1%
     44,711   Caltex Australia Ltd. (a).....       699,478
     15,561   Clough Ltd. *.................         6,050
                                              ------------
                                                   705,528
                                              ------------
              Publishing, Broadcasting & Cinema - 0.2%
     62,858   APN News & Media Ltd. (a).....       239,614
    401,595   Austereo Group Ltd. (a).......       506,720
      3,726   Prime Television Ltd. ........         9,516
     63,227   Southern Cross Broadcasting
                (Australia) Ltd. (a)........       708,602
    215,998   Village Roadshow Ltd. *.......       470,975
                                              ------------
                                                 1,935,427
                                              ------------
              Real Estate Development - 0.0%
     97,036   Central Equity Ltd. ..........       173,853
                                              ------------
              Restaurants, Hotels & Theaters - 0.0%
    103,699   Amalgamated Holdings Ltd. ....       355,770
                                              ------------
              Retail - 0.3%
    188,678   Brazin Ltd. ..................       280,503
    116,341   Colorado Group Ltd. (a).......       421,316
    272,629   David Jones Ltd. (a)..........       530,022
    375,704   Mayne Group Ltd. .............     1,541,028
    391,920   Miller's Retail Ltd. * (a)....       262,943
                                              ------------
                                                 3,035,812
                                              ------------
              Software - 0.0%
     96,776   HPAL Ltd. ....................       125,429
                                              ------------
              Textiles & Apparel - 0.0%
    158,206   Pacific Brands Ltd. ..........       343,756
                                              ------------

                                             Laudus Trust Semi-Annual Report  67
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, AUSTRALIA continued
              Wholesale - 0.4%
     23,989   Alesco Corp., Ltd. (a)........  $    145,948
    304,577   Australian Pharmaceutical
                Industries Ltd. (a).........       717,526
    185,929   GWA International Ltd. .......       470,617
     98,389   Housewares International Ltd.
                (a).........................       121,519
    111,260   Sims Group Ltd. ..............     1,620,146
                                              ------------
                                                 3,075,756
                                              ------------
                                                36,286,911
                                              ------------
              AUSTRIA - 0.7%
              Banks & Credit Institutions - 0.1%
      4,145   Investkredit Bank AG..........       689,381
                                              ------------
              Basic Minerals & Metals - 0.6%
     59,400   voestalpine AG................     5,223,688
                                              ------------
              Construction & Homebuilding - 0.0%
        503   Allgemeine
                Baugesellschaft - A. Porr
                AG..........................        77,685
                                              ------------
                                                 5,990,754
                                              ------------
              BELGIUM - 1.2%
              Construction & Homebuilding - 0.1%
      1,440   Compagnie Francois d'
                Entreprises (CFE)...........       799,471
                                              ------------
              Financial Investments - 0.2%
     10,624   Almancora Comm. Va............     1,050,080
        242   Compagnie Nationale a
                Portefeuille/ Nationale
                Portefeuille Maatschappij...        65,724
     74,402   Econocom Group................       562,385
      3,798   Quest for Growth *............        38,338
                                              ------------
                                                 1,716,527
                                              ------------
              Gas & Other Public Utilities - 0.2%
        324   Distrigaz.....................     1,537,944
                                              ------------
              Metal Products & Machinery - 0.1%
     45,000   Ion Beam Applications.........       343,928
      8,712   Laundry Systems Group *.......        81,660
     14,567   Picanol.......................       251,551
                                              ------------
                                                   677,139
                                              ------------
              Real Estate Development - 0.0%
      1,550   Wereldhave Belgium............       136,904
                                              ------------
              Retail - 0.5%
      1,317   Brantano Group NV.............        72,802
     80,400   Delhaize Group................     4,755,499
                                              ------------
                                                 4,828,301
                                              ------------
              Software - 0.1%
     46,023   Telindus Group NV *...........       796,408
                                              ------------
              Wholesale - 0.0%
        928   Punch International NV *......        80,349
                                              ------------
                                                10,573,043
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              CANADA - 5.8%
              Agriculture, Food & Beverage - 0.2%
     24,200   Canada Bread Co., Ltd. .......  $  1,051,332
     19,400   Saputo, Inc. .................       616,954
                                              ------------
                                                 1,668,286
                                              ------------
              Airlines - 0.0%
        600   CHC Helicopter Corp., Class
                A...........................        12,907
     17,300   Transat A.T., Inc., Class A
                *...........................       278,360
                                              ------------
                                                   291,267
                                              ------------
              Autos - 0.1%
     73,300   Linamar Corp. ................     1,015,428
                                              ------------
              Basic Minerals & Metals - 1.4%
      4,100   Agnico-Eagle Mines Ltd. ......        60,784
     11,700   Calfrac Well Services Ltd. ...       398,154
      9,300   Cameco Corp. .................       496,288
     40,100   Inmet Mining Corp. *..........       719,399
     65,256   IPSCO, Inc. ..................     4,641,249
    311,000   Kinross Gold Corp. *..........     2,389,632
      3,000   LionOre Mining International
                Ltd. *......................        14,584
    266,300   Sherritt International
                Corp. ......................     2,509,022
     23,300   Teck Cominco Ltd., Class B....     1,045,513
                                              ------------
                                                12,274,625
                                              ------------
              Biotechnology - 0.1%
    163,200   QLT, Inc. *...................     1,239,938
                                              ------------
              Chemicals & Rubber - 0.2%
     85,600   Methanex Corp. ...............     1,268,312
      2,900   NOVA Chemicals Corp. .........       106,673
                                              ------------
                                                 1,374,985
                                              ------------
              Communications Utilities - 0.4%
     53,700   Cogeco Cable, Inc. ...........     1,414,812
     74,500   Corus Entertainment, Inc.,
                Class B.....................     2,156,409
                                              ------------
                                                 3,571,221
                                              ------------
              Drugs & Pharmaceuticals - 0.1%
     78,600   Patheon, Inc. *...............       495,054
                                              ------------
              Electric Utilities - 0.4%
     88,300   ATCO Ltd., Class I............     3,206,212
                                              ------------
              Forest Products & Paper - 0.4%
      6,800   Canfor Corp. *................        81,563
     15,800   Cascades, Inc. ...............       112,022
     31,200   Domtar, Inc. .................       200,537
     80,600   Intertape Polymer Group, Inc.
                *...........................       575,615
     49,600   Norbord, Inc. ................       522,802
     46,700   West Fraser Timber Co.,
                Ltd. .......................     1,785,706
                                              ------------
                                                 3,278,245
                                              ------------
              Furniture & Household Items - 0.0%
        700   Dorel Industries, Inc., Class
                B *.........................        19,274
     19,500   Royal Group Technologies Ltd.
                *...........................       196,309
                                              ------------
                                                   215,583
                                              ------------

68  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, CANADA continued
              Health Care & Hospital - 0.1%
     35,700   MDS, Inc. ....................  $    641,384
                                              ------------
              Insurance - 0.3%
      1,934   E-L Financial Corp., Ltd. ....       707,020
      1,000   Fairfax Financial Holdings
                Ltd. .......................       173,292
     98,600   Kingsway Financial Services,
                Inc. .......................     1,768,895
                                              ------------
                                                 2,649,207
                                              ------------
              IT Hardware - 0.5%
        600   ATI Technologies, Inc. *......         8,296
    383,600   CAE, Inc. ....................     2,581,098
    174,700   Celestica, Inc. *.............     1,958,648
                                              ------------
                                                 4,548,042
                                              ------------
              Land & Water Transportation - 0.2%
     94,800   CP Ships Ltd. ................     2,009,871
                                              ------------
              Metal Products & Machinery - 0.1%
     64,800   ShawCor Ltd. .................       962,354
                                              ------------
              Oil & Coal Resources - 0.0%
      6,000   PetroKazakhstan, Inc., Class
                A...........................       324,729
                                              ------------
              Publishing, Broadcasting & Cinema - 0.7%
     62,100   Alliance Atlantis
                Communications, Inc., Class
                B *.........................     1,715,204
     61,000   Astral Media, Inc. ...........     1,793,993
     15,300   CanWest Global Communications
                Corp. *.....................       171,141
      1,300   CHUM Ltd., Class B............        38,591
     22,100   Cinram International, Inc. ...       482,047
        100   Quebecor Inc., Class B........         2,560
      1,800   Quebecor World, Inc. .........        33,764
        700   Torstar Corp., Class B........        14,004
    117,300   Transcontinental, Inc., Class
                A...........................     2,176,034
                                              ------------
                                                 6,427,338
                                              ------------
              Real Estate Development - 0.2%
     41,600   BPO Properties Ltd. ..........     1,404,922
                                              ------------
              Restaurants, Hotels & Theaters - 0.2%
     55,500   Intrawest Corp. ..............     1,509,512
                                              ------------
              Retail - 0.0%
      2,300   Canadian Tire Corp., Ltd.,
                Class A.....................       124,460
      2,000   Empire Co., Ltd., Class A.....        65,600
      9,200   Reitmans (Canada) Ltd., Class
                A...........................       133,701
                                              ------------
                                                   323,761
                                              ------------
              Soaps & Cosmetics - 0.1%
     30,100   CCL Industries, Inc., Class
                B...........................       776,975
                                              ------------
              Software - 0.1%
     88,600   CGI Group, Inc. *.............       647,996
     38,400   Geac Computer Corp., Ltd. *...       359,153
                                              ------------
                                                 1,007,149
                                              ------------
                                                51,216,088
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              CHINA - 0.5%
              Chemicals & Rubber - 0.1%
  1,458,000   Sinopec Shanghai Petrochemical
                Co., Ltd., Class H..........  $    512,182
                                              ------------
              Construction & Homebuilding - 0.1%
    509,000   Shanghai Industrial Holdings
                Ltd. .......................     1,030,192
                                              ------------
              Financial Investments - 0.0%
     58,500   Asia Satellite
                Telecommunications Holdings
                Ltd. .......................       110,860
                                              ------------
              Land & Water Transportation - 0.2%
    290,120   Beijing Enterprises Holdings
                Ltd. .......................       521,738
    308,848   China National Aviation Co.,
                Ltd. .......................        68,083
    824,000   GZI Transportation Ltd. ......       305,398
  3,560,146   Sichuan Expressway Co., Ltd.,
                Class H.....................       546,154
    193,200   Tianjin Development Holdings
                Ltd. .......................        80,323
                                              ------------
                                                 1,521,696
                                              ------------
              Metal Products & Machinery - 0.1%
    918,000   Harbin Power Equipment Co.,
                Ltd., Class H...............       529,585
    124,000   Jingwei Textile Machinery Co.,
                Ltd., Class H...............        31,012
                                              ------------
                                                   560,597
                                              ------------
              Photooptical, Micros & Office
                Machinery - 0.0%
  1,031,920   Great Wall Technology Co.,
                Ltd., Class H...............       232,801
                                              ------------
              Software - 0.0%
    846,465   Digital China Holdings
                Ltd. .......................       245,523
                                              ------------
                                                 4,213,851
                                              ------------
              DENMARK - 1.5%
              Communications Utilities - 0.6%
     86,000   TDC A/S.......................     4,626,709
                                              ------------
              Construction & Homebuilding - 0.1%
      8,100   Monberg & Thorsen A/S, Class
                B...........................       615,821
                                              ------------
              Construction Materials - 0.2%
     77,000   FLSmidth & Co. A/S, Class B
                (a).........................     2,145,676
                                              ------------
              Financial Investments - 0.2%
     34,400   A/S Schouw & Co. .............     1,340,915
                                              ------------
              Information & Services - 0.0%
      5,700   PER Aarsleff A/S, Class B.....       425,092
                                              ------------
              Land & Water Transportation - 0.1%
      6,009   DFDS A/S......................       409,421
      7,500   Mols-Linien A/S...............       300,807
                                              ------------
                                                   710,228
                                              ------------
              Publishing, Broadcasting & Cinema - 0.0%
      4,500   VT Holding....................       229,773
                                              ------------

                                             Laudus Trust Semi-Annual Report  69
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, DENMARK continued
              Real Estate Development - 0.2%
     15,752   Jeudan A/S....................  $  1,215,342
      6,656   Nordicom A/S..................       605,744
                                              ------------
                                                 1,821,086
                                              ------------
              Wholesale - 0.1%
      3,600   DLH A/S, Class B..............       405,908
      4,394   Sanistal A/S, Class B.........       431,735
                                              ------------
                                                   837,643
                                              ------------
                                                12,752,943
                                              ------------
              FINLAND 2.2%
              Agriculture, Food & Beverage - 0.1%
     13,978   Lannen Tehtaat Oyj............       273,798
     12,600   Olvi Oyj, Class A.............       254,377
      9,134   Raisio plc, Class K *.........        25,904
    165,000   Raisio plc, Class V...........       460,014
                                              ------------
                                                 1,014,093
                                              ------------
              Airlines - 0.3%
    224,000   Finnair Oyj (a)...............     2,915,244
                                              ------------
              Basic Minerals & Metals - 0.5%
    163,000   Rautaruukki Oyj...............     3,660,963
                                              ------------
              Cellular & Wireless - 0.4%
    209,259   Elisa Corp. ..................     3,616,108
                                              ------------
              Chemicals & Rubber - 0.3%
    214,868   Kemira Oyj....................     3,041,693
                                              ------------
              IT Hardware - 0.0%
      1,894   Elcoteq Network Corp., Class
                A...........................        42,266
                                              ------------
              Land & Water Transportation - 0.0%
     10,800   Birka Line AB, Class A........       150,550
                                              ------------
              Metal Products & Machinery - 0.6%
    131,420   Wartsila Oyj, Class B.........     4,185,098
                                              ------------
              Miscellaneous Finance - 0.0%
     29,500   Norvestia Oyj, Class B........       262,333
                                              ------------
              Real Estate Development - 0.0%
      6,070   Sponda Oyj....................        64,336
     63,000   Technopolis Oyj...............       352,040
                                              ------------
                                                   416,376
                                              ------------
                                                19,304,724
                                              ------------
              FRANCE 6.5%
              Banks & Credit Institutions - 0.4%
        815   Caisse Regionale du Credit
                Agricole Mutuel Loire Haute-
                Loire.......................        61,506
     24,829   Natexis Banques Populaires....     3,744,564
      1,280   Societe de Developpement
                Regional de la Bretagne *...        30,072
                                              ------------
                                                 3,836,142
                                              ------------
              Basic Minerals & Metals - 0.5%
     40,800   Eramet SLN....................     4,525,434
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FRANCE continued
              Beer, Liquor & Tobacco - 0.2%
        424   Malteries Franco Belges.......  $     67,308
     32,419   Remy Cointreau SA (a).........     1,470,669
                                              ------------
                                                 1,537,977
                                              ------------
              Chemicals & Rubber - 0.6%
     85,779   Compagnie Generale des
                Etablissements Michelin,
                Class B (a).................     5,038,608
                                              ------------
              Construction & Homebuilding - 0.5%
     47,100   Eiffage (a)...................     4,406,339
                                              ------------
              Construction Materials - 0.6%
     51,600   Ciments Francais..............     5,983,778
      1,467   SA des Ciments Vicat..........       246,806
                                              ------------
                                                 6,230,584
                                              ------------
              Financial Investments - 0.5%
     19,440   Societe Fonciere Financiere et
                de Participations (FFP).....     4,485,345
                                              ------------
              Forest Products & Paper - 0.0%
     66,273   Otor *........................       380,284
                                              ------------
              Furniture & Household Items - 0.1%
      2,200   Signaux Girod.................       190,350
      2,400   Smoby SA......................       253,512
                                              ------------
                                                   443,862
                                              ------------
              Health Care & Hospital - 0.4%
     86,400   Generale de Sante.............     3,124,168
                                              ------------
              Information & Services - 0.1%
     64,846   A Novo *......................        81,822
        602   Groupe ONET...................       235,114
     14,447   High Co. *....................       175,867
          2   Prodef SA.....................         1,173
                                              ------------
                                                   493,976
                                              ------------
              Instruments - 0.2%
     18,550   Bacou-Dalloz..................     1,802,280
                                              ------------
              IT Hardware - 0.2%
     91,000   Thomson (a)...................     1,891,846
                                              ------------
              Metal Products & Machinery - 0.2%
        202   Gevelot.......................        16,021
        574   Groupe Finuchem...............        12,892
     31,200   Valeo SA......................     1,296,516
                                              ------------
                                                 1,325,429
                                              ------------
              Oil Distribution - 0.2%
        733   Esso S.A.F....................       157,144
     20,544   Rubis.........................     1,676,305
                                              ------------
                                                 1,833,449
                                              ------------
              Real Estate Development - 0.1%
     16,500   Bail Investissement
                Fonciere....................       797,092
        280   Compagnie Industrielle et
                Financiere d'Entreprises....        62,013
                                              ------------
                                                   859,105
                                              ------------

70  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FRANCE continued
              Restaurants, Hotels & Theaters - 0.6%
      5,422   Compagnie des Alpes...........  $    377,256
     48,000   Groupe Flo *..................       432,614
    123,000   Sodexho Alliance SA (a).......     4,642,709
                                              ------------
                                                 5,452,579
                                              ------------
              Retail - 0.4%
     68,400   Rallye SA.....................     3,231,975
                                              ------------
              Software - 0.7%
     40,400   Atos Orgin SA *...............     2,857,105
     78,000   Cap Gemini SA *...............     3,035,079
                                              ------------
                                                 5,892,184
                                              ------------
              Wholesale - 0.0%
     21,000   Groupe Ares *.................       111,795
      4,000   Vet'Affaires..................       144,205
                                              ------------
                                                   256,000
                                              ------------
                                                57,047,566
                                              ------------
              GERMANY - 4.3%
              Banks & Credit Institutions - 0.0%
     27,000   Albis Leasing AG..............       260,218
                                              ------------
              Cellular & Wireless - 0.0%
      4,416   Mobilcom (a)..................       101,730
                                              ------------
              Chemicals & Rubber - 0.0%
      3,924   Linde AG......................       289,626
                                              ------------
              Construction & Homebuilding - 0.5%
     68,100   Bilfinger Berger AG...........     3,658,079
     17,410   Hochtief AG...................       774,312
                                              ------------
                                                 4,432,391
                                              ------------
              Construction Materials - 0.3%
     54,630   Dyckerhoff AG.................     2,310,196
                                              ------------
              Drugs & Pharmaceuticals - 1.0%
    147,900   Degussa AG....................     6,529,887
     22,220   Merck KGaA....................     1,866,464
                                              ------------
                                                 8,396,351
                                              ------------
              Electric Utilities - 0.1%
     28,963   MVV Energie AG *..............       670,345
                                              ------------
              Health Care & Hospital - 0.7%
     62,600   Fresenius Medical Care AG
                (a).........................     5,702,193
     30,000   Marseille-Kliniken AG.........       387,911
                                              ------------
                                                 6,090,104
                                              ------------
              Information & Services - 0.0%
     74,884   D. Logistics AG *.............       183,577
                                              ------------
              Instruments - 0.7%
     51,200   Fresenius AG..................     6,534,207
                                              ------------
              Insurance - 0.1%
     31,200   Wuerttembergische
                Lebensversicherung AG.......       744,991
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, GERMANY continued
              IT Hardware - 0.2%
        498   ADCapital AG..................  $      5,141
    203,000   Infineon Technologies AG *....     1,993,042
      7,427   Steag Hamatech AG *...........        16,422
                                              ------------
                                                 2,014,605
                                              ------------
              Land & Water Transportation - 0.0%
        146   Bremer Lagerhaus Gesellschaft
                AG..........................         1,900
                                              ------------
              Metal Products & Machinery - 0.2%
     32,817   Deutz AG * (a)................       173,915
     37,500   Duerr AG * (a)................       662,440
     67,291   Jenoptik AG * (a).............       627,505
      2,790   KSB AG *......................       507,943
                                              ------------
                                                 1,971,803
                                              ------------
              Photooptical, Micros & Office
                Machinery - 0.0%
        491   Koenig & Bauer AG.............        14,102
                                              ------------
              Real Estate Development - 0.0%
      2,962   Stodiek Europa Immobilien
                AG..........................        27,942
         37   TAG Tegernsee Immobilien- und
                Beteiligungs-AG. *..........           369
                                              ------------
                                                    28,311
                                              ------------
              Restaurants, Hotels & Theaters - 0.2%
      8,314   Sixt AG (a)...................       228,794
     51,233   TUI AG........................     1,090,967
                                              ------------
                                                 1,319,761
                                              ------------
              Retail - 0.2%
     37,600   Hornbach Baumarkt
                Aktiengesellschaft..........     1,328,414
                                              ------------
              Soaps & Cosmetics - 0.1%
     22,398   Fuchs Petrolub AG.............       910,024
                                              ------------
              Software - 0.0%
     12,650   GFT Technologies AG *.........        30,707
      2,727   PC-Ware AG....................        45,682
      2,092   Teles AG *....................        18,880
                                              ------------
                                                    95,269
                                              ------------
              Wholesale - 0.0%
        425   KAP Beteiligungs AG...........        15,066
      6,000   WMF-Wuerttembergische
                Metallwarenfabrik AG........       112,841
                                              ------------
                                                   127,907
                                              ------------
                                                37,825,832
                                              ------------
              GREECE - 0.4%
              Banks & Credit Institutions - 0.4%
     26,314   Bank of Greece................     2,917,139
                                              ------------
              Communications Utilities - 0.0%
     15,000   Hellenic Telecommunications
                Organization SA *...........       299,946
                                              ------------

                                             Laudus Trust Semi-Annual Report  71
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, GREECE continued
              Oil Distribution - 0.0%
     17,569   Hellenic Petroleum SA.........  $    274,044
                                              ------------
                                                 3,491,129
                                              ------------
              HONG KONG - 1.5%
              Agriculture, Food & Beverage - 0.0%
    478,000   Vedan International (Holdings)
                Ltd. .......................        57,924
                                              ------------
              Banks & Credit Institutions - 0.3%
  1,066,000   Asia Financial Holdings
                Ltd. .......................       261,103
    998,000   Fubon Bank (Hong Kong)
                Ltd. .......................       360,238
    308,000   JCG Holdings Ltd. ............       313,674
    285,000   Liu Chong Hing Bank Ltd. .....       439,049
     93,800   Wing Lung Bank Ltd. ..........       718,878
                                              ------------
                                                 2,092,942
                                              ------------
              Cellular & Wireless - 0.0%
     23,500   SmarTone Telecommunications
                Holdings Ltd. ..............        24,387
                                              ------------
              Communications Utilities - 0.0%
  1,000,000   Tom Online, Inc. *............       241,069
                                              ------------
              Electric Utilities - 0.0%
  1,678,064   Sinolink Worldwide Holdings
                Ltd. .......................       363,428
                                              ------------
              Financial Investments - 0.0%
     84,000   Peregrine Investment Holdings
                Ltd. * (b)..................            --
                                              ------------
              Furniture & Household Items - 0.0%
    117,500   Peace Mark (Holdings) Ltd. ...        29,992
                                              ------------
              Information & Services - 0.0%
    332,727   USI Holdings Ltd. ............       112,595
                                              ------------
              Instruments - 0.0%
    268,000   Moulin Global Eyecare Holdings
                Ltd. (b)....................            --
                                              ------------
              IT Hardware - 0.1%
    448,760   Truly International Holdings
                Ltd. .......................       491,738
      1,000   Varitronix International
                Ltd. .......................           722
     91,000   Vtech Holdings Ltd. ..........       329,060
                                              ------------
                                                   821,520
                                              ------------
              Land & Water Transportation - 0.0%
     28,528   Kowloon Motor Bus Holdings
                Ltd. .......................       173,953
     12,323   Orient Overseas International
                Ltd. .......................        46,070
                                              ------------
                                                   220,023
                                              ------------
              Miscellaneous Finance - 0.2%
      8,768   Dah Sing Financial Group......        58,777
    164,000   Guoco Group Ltd. .............     1,663,869
    509,000   Sun Hung Kai & Co., Ltd. .....       141,077
                                              ------------
                                                 1,863,723
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, HONG KONG continued
              Real Estate Development - 0.7%
     52,500   Allied Group Ltd. ............  $     70,049
      4,000   China Motor Bus Co., Ltd. ....        33,002
    885,281   Chinese Estates Holdings
                Ltd. .......................       924,415
    284,000   Far East Consortium
                International Ltd. .........       114,411
    460,000   Goldlion Holdings Ltd. .......        66,417
    294,280   Hong Kong Ferry (Holdings)
                Co., Ltd. ..................       360,400
    821,000   Kerry Properties Ltd. ........     2,079,728
    171,015   New World China Land Ltd. *...        65,036
    121,520   Tai Cheung Holdings Ltd. .....        74,803
    235,000   Tian An China Investments Co.,
                Ltd. *......................        56,045
    283,820   Tomson Group Ltd. ............        66,225
    210,800   Wheelock & Co., Ltd. .........       375,016
  1,274,000   Wheelock Properties Ltd. .....       845,819
    249,500   Wing On Co. International
                Ltd. .......................       360,238
                                              ------------
                                                 5,491,604
                                              ------------
              Restaurants, Hotels & Theaters - 0.2%
    180,000   Harbour Centre Development
                Ltd. .......................       303,980
    952,192   Hongkong & Shanghai Hotels
                Ltd. .......................     1,055,658
      9,000   Mandarin Oriental
                International Ltd. .........         7,695
                                              ------------
                                                 1,367,333
                                              ------------
              Software - 0.0%
    855,582   Champion Technology Holdings
                Ltd. .......................       134,562
    260,280   SUNeVision Holdings Ltd. .....        49,324
                                              ------------
                                                   183,886
                                              ------------
              Textiles & Apparel - 0.0%
     16,333   Tungtex (Holdings) Co.,
                Ltd. .......................         5,632
                                              ------------
              Wholesale - 0.0%
  1,236,000   Tan Chong International
                Ltd. .......................       267,688
                                              ------------
                                                13,143,746
                                              ------------
              IRELAND - 0.5%
              Construction & Homebuilding - 0.1%
     92,000   Abbey plc.....................       972,902
                                              ------------
              Oil & Coal Resources - 0.3%
    868,000   Dragon Oil plc *..............     2,983,212
                                              ------------
              Wholesale - 0.1%
     25,576   DCC plc.......................       513,272
                                              ------------
                                                 4,469,386
                                              ------------
              ITALY 4.2%
              Agriculture, Food & Beverage - 0.0%
      3,855   La Doria S.p.A. ..............        12,045
                                              ------------

72  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, ITALY continued
              Banks & Credit Institutions - 1.2%
    484,056   Banca Monte dei Paschi di
                Siena S.p.A. (a)............  $  2,146,448
    436,000   Banca Popolare Italiana (a)...     4,275,384
      1,532   Banco di Sardegna S.p.A. .....        34,243
    669,000   Capitalia S.p.A. .............     3,657,934
                                              ------------
                                                10,114,009
                                              ------------
              Construction & Homebuilding - 0.1%
     70,039   Vianini Lavori S.p.A. ........       693,530
                                              ------------
              Construction Materials - 0.7%
     95,311   Buzzi Unicem S.p.A. ..........     1,498,129
     58,000   Italcementi S.p.A. (a)........       907,481
     51,402   Italmobiliare S.p.A. .........     3,505,453
                                              ------------
                                                 5,911,063
                                              ------------
              Electric Utilities - 0.4%
  1,503,000   Edison S.p.A. *...............     3,350,436
                                              ------------
              Instruments - 0.0%
     40,000   Gefran S.p.A. ................       238,899
                                              ------------
              Insurance - 0.0%
     12,393   Fondiaria-Sai S.p.A. .........       376,042
                                              ------------
              Metal Products & Machinery - 0.0%
     25,500   Biesse S.p.A. ................       216,190
      4,194   Danieli & Co S.p.A. (a).......        32,205
                                              ------------
                                                   248,395
                                              ------------
              Oil Distribution - 1.0%
    693,000   Cam Finanziaria S.p.A. .......     1,894,580
    258,000   ERG S.p.A. ...................     7,130,926
                                              ------------
                                                 9,025,506
                                              ------------
              Publishing, Broadcasting & Cinema - 0.6%
  1,267,000   C.I.R. S.p.A. - Compagnie
                Industriali Riunite (a).....     3,852,082
  1,224,896   Cofide S.p.A. - Compagnia
                Finanziaria de Benedetti....     1,644,185
     57,727   Monrif S.p.A. ................        95,177
                                              ------------
                                                 5,591,444
                                              ------------
              Real Estate Development - 0.0%
     34,944   IPI S.p.A. ...................       329,431
                                              ------------
              Soaps & Cosmetics - 0.1%
     47,233   Mirato S.p.A. ................       485,300
                                              ------------
              Textiles & Apparel - 0.1%
    132,000   Stefanel S.p.A. ..............       642,432
                                              ------------
                                                37,018,532
                                              ------------
              JAPAN - 20.8%
              Agriculture, Food & Beverage - 0.6%
        124   Coca-Cola Central Japan Co.,
                Ltd. .......................     1,001,833
     30,300   DyDo Drinco, Inc. ............     1,038,477
     20,000   Fuji Foods, Inc. .............        67,841
      2,000   Fujicco Co., Ltd. ............        30,308
    135,000   Itoham Foods, Inc. (a)........       550,705
    135,400   Katokichi Co., Ltd. (a).......       886,363

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Agriculture, Food & Beverage continued
     10,000   Kinki Coca-Cola Bottling Co.,
                Ltd. .......................  $     98,590
     72,100   Kirin Beverage Corp. (a)......     1,569,049
     22,000   Morinaga Milk Industry Co.,
                Ltd. .......................        82,960
     19,000   Nichiwa Sangyo Co., Ltd. .....        65,789
     42,000   Nissin Sugar Manufacturing
                Co., Ltd. ..................       129,515
     25,000   Tokatsu Foods Co., Ltd. ......       117,841
                                              ------------
                                                 5,639,271
                                              ------------
              Autos - 0.3%
      3,000   Diamond Electric Manufacturing
                Co., Ltd. ..................        18,767
    265,000   Fuji Heavy Industries Ltd. ...     1,197,753
      7,000   Kinki Sharyo Co., Ltd. *......        28,185
     11,000   Technol Eight Co., Ltd. ......        43,031
     18,000   Topre Corp. ..................       155,260
    307,000   Topy Industries Ltd. .........     1,141,445
                                              ------------
                                                 2,584,441
                                              ------------
              Banks & Credit Institutions - 3.2%
     15,500   Aichi Bank Ltd. ..............     1,823,128
    250,000   Akita Bank Ltd. ..............     1,215,859
     90,000   Chiba Kogyo Bank Ltd. *.......     1,807,930
    255,000   Daishi Bank Ltd. .............     1,235,683
    155,000   Eighteenth Bank Ltd. (a)......       749,736
     82,000   Higashi-Nippon Bank Ltd. *....       455,154
     39,000   Higo Bank Ltd. ...............       299,286
     42,600   Hitachi Credit Corp. .........       895,163
    244,000   Hyakugo Bank Ltd. (a).........     1,657,480
    108,000   Kagawa Bank Ltd. .............       720,317
     10,300   Kita-Nippon Bank Ltd. ........       529,974
    522,000   Kiyo Bank Ltd. ...............     1,117,586
    221,000   Mie Bank Ltd. (a).............     1,203,330
      2,000   Miyazaki Bank Ltd. ...........         9,868
     63,000   Nanto Bank Ltd. ..............       432,396
    292,000   Nippon Shinpan Co., Ltd. .....     2,472,351
    296,000   Nishi-Nippon City Bank
                Ltd. .......................     1,468,264
    502,000   Orient Corp. * (a)............     2,291,066
     46,000   San-in Godo Bank Ltd. ........       475,401
     47,300   Sanyo Electric Credit Co.,
                Ltd. .......................     1,016,846
     10,100   Sanyo Shinpan Finance Co.,
                Ltd. .......................       820,458
    251,000   Shiga Bank Ltd. ..............     1,753,683
     10,300   Shimizu Bank Ltd. ............       510,009
     85,000   Shinki Co., Ltd. .............       828,282
     65,000   Taiko Bank Ltd. ..............       194,714
     11,000   Tochigi Bank Ltd. ............        78,211
     80,000   Toho Bank Ltd. (a)............       391,189
    128,000   Yamagata Bank Ltd. ...........       664,247
                                              ------------
                                                27,117,611
                                              ------------
              Basic Minerals & Metals - 1.2%
     18,000   Fujikura Ltd. ................       110,379
    380,000   Mitsubishi Materials Corp.
                (a).........................     1,342,555
    259,000   Mitsui Mining & Smelting Co.,
                Ltd. .......................     1,503,797

                                             Laudus Trust Semi-Annual Report  73
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Basic Minerals & Metals continued
    668,000   Nisshin Steel Co., Ltd. ......  $  2,307,102
     67,100   Osaka Steel Co., Ltd. ........     1,073,009
     81,000   Ryobi Ltd. ...................       466,731
      8,000   Sumitomo Pipe & Tube Co.,
                Ltd. .......................        51,806
     44,800   Tokyo Steel Manufacturing Co.,
                Ltd. .......................       696,670
    127,000   Toyo Kohan Co., Ltd. .........       443,101
     49,000   Yamato Kogyo Co., Ltd. .......       760,687
    279,000   Yodogawa Steel Works Ltd. ....     1,745,286
                                              ------------
                                                10,501,123
                                              ------------
              Beer, Liquor & Tobacco - 0.1%
    292,000   Mercian Corp. ................       774,379
    118,000   Oenon Holdings, Inc. (a)......       385,709
                                              ------------
                                                 1,160,088
                                              ------------
              Chemicals & Rubber - 1.7%
     50,000   Air Water, Inc. (a)...........       463,877
     30,100   Arakawa Chemical Industrial
                Ltd. .......................       460,119
      9,000   Asahi Denka Co., Ltd. ........       105,621
      3,000   Atomix Co., Ltd. .............        14,643
    327,000   Dainippon Ink & Chemicals,
                Inc. .......................     1,074,634
    268,000   Kureha Chemical Industry Co.,
                Ltd. .......................     1,267,982
     54,000   Nippon Shokubai Co., Ltd. ....       571,401
    434,000   Nitto Boseki Co., Ltd. (a)....     1,059,189
    183,000   Sakai Chemical Industry Co.,
                Ltd. .......................       869,048
     83,000   Showa Denko K.K. (a)..........       265,454
      9,300   SOFT99 Corp. .................       110,617
      9,300   SOFT99 Corp. W/I *............        96,278
    108,000   Sumitomo Rubber Industries
                Ltd. (a)....................     1,283,630
     76,000   Sunstar, Inc. ................       348,194
      3,000   Tigers Polymer Corp. .........        19,242
     55,400   Tokyo Ohka Kogyo Co., Ltd. ...     1,361,815
      7,000   Tokyo Printing Ink
                Manufacturing Co., Ltd. ....        24,978
    482,000   Tosoh Corp. (a)...............     2,051,154
     68,000   Toyo Tire & Rubber Co.,
                Ltd. .......................       357,674
    772,000   Ube Industries Ltd. ..........     2,081,339
    296,000   Yokohama Rubber Co., Ltd.
                (a).........................     1,423,930
                                              ------------
                                                15,310,819
                                              ------------
              Construction & Homebuilding - 2.0%
     20,000   Asahi Kogyosha Co., Ltd. .....        87,577
    140,000   Asanuma Corp. ................       304,670
     22,000   Bunka Shutter Co., Ltd. ......       138,396
     19,200   C-Cube Corp. .................        78,492
     19,000   Dai-Dan Co., Ltd. (a).........       133,419
     17,000   Daiho Corp. ..................        43,586
      9,000   Daiichi Kensetsu Corp. .......        79,295
     32,250   Fujita Corp. * (a)............       312,271
     58,000   Fukuda Corp. .................       358,731
      9,000   Hibiya Engineering Ltd. ......        86,828

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Construction & Homebuilding continued
     27,000   Hitachi Plant Engineering &
                Construction Co., Ltd. .....  $    153,436
      8,400   Japan Foundation Engineering
                Co., Ltd. ..................        46,700
     55,000   Jgc Corp. (a).................     1,005,507
      2,000   Kaneshita Construction Co.,
                Ltd. .......................        15,507
      3,000   Kawada Construction Co.,
                Ltd. .......................        12,608
    206,000   Kinden Corp. .................     1,778,677
      6,000   Koatsu Kogyo Co., Ltd. .......        23,366
     15,000   Kodensha Co., Ltd. ...........        52,863
     24,000   Komai Tekko, Inc. ............        73,586
    237,000   Kumagai Gumi Co., Ltd. *
                (a).........................       945,912
    134,000   Kyudenko Corp. ...............       944,493
    160,000   Maeda Corp. ..................     1,082,643
    109,000   Mitsui Home Co., Ltd. (a).....       610,784
     75,500   NEC Networks & System
                Integration Corp. ..........       766,974
     52,000   Nippo Corp. ..................       382,097
     69,000   Nippon Densetsu Kogyo Co.,
                Ltd. .......................       482,088
     17,000   Nippon Dentsu Co., Ltd. ......        62,159
     22,000   Nippon Denwa Shisetsu Co.,
                Ltd. .......................        88,000
    162,000   Nippon Road Co., Ltd. ........       401,075
     13,000   Ohmoto Gumi Co., Ltd. ........       107,665
     20,000   Oki Wintech Co., Ltd. ........       122,996
     12,200   Oriental Construction Co.,
                Ltd. .......................        62,129
    173,000   Penta-Ocean Construction Co.,
                Ltd. *......................       307,894
     11,300   Raito Kogyo Co., Ltd. ........        48,685
     15,000   Sanki Engineering Co.,
                Ltd. .......................       140,749
      8,000   Sankyo Frontier Co., Ltd. *...        38,767
     22,000   Sanyo Engineering &
                Construction, Inc. .........       145,374
      9,000   Seibu Electric Industry Co.,
                Ltd. .......................        57,013
      1,800   Sho-Bond Corp. ...............        19,063
     24,000   Taihei Dengyo Kaisha Ltd. ....       172,335
     48,000   Taikisha Ltd. ................       767,154
    274,000   Taisei Corp. .................     1,127,382
      5,000   Taisei Oncho Co., Ltd. .......        25,771
     77,000   Taisei Rotec Corp. ...........       179,780
      6,000   Takahashi Curtain Wall
                Corp. ......................        20,511
      4,000   Takasago Thermal Engineering
                Co., Ltd. ..................        30,062
      2,300   Techno Ryowa Ltd. ............        18,238
    104,000   Toda Corp. ...................       525,040
    111,000   Toenec Corp. .................       510,502
     15,000   Tokyo Energy & Systems,
                Inc. .......................       112,203
     60,000   Toshiba Plant Systems &
                Services Corp. (a)..........       336,740
     24,000   Totetsu Kogyo Co., Ltd. ......       134,273
      7,200   Tsuchiya Home Co., Ltd. ......        26,833
      6,200   Yokogawa Construction Co.,
                Ltd. .......................        24,035
     24,000   Yondenko Corp. ...............       139,559

74  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Construction & Homebuilding continued
     50,000   Yurtec Corp. .................  $    304,846
     94,000   Zenitaka Corp. ...............       311,401
                                              ------------
                                                16,368,740
                                              ------------
              Construction Materials - 0.9%
    143,000   Central Glass Co., Ltd. (a)...       821,463
     57,000   DC Co., Ltd. .................       192,344
     34,100   Fujimi, Inc. .................       564,227
    152,000   Maeda Road Construction Co.,
                Ltd. (a)....................     1,143,683
      5,000   Mitani Sekisan Co., Ltd. .....        26,388
    228,000   Nihon Yamamura Glass Co.,
                Ltd. .......................       685,004
     69,000   Nittetsu Mining Co., Ltd. ....       372,661
    275,000   Noritake Co., Ltd. ...........     1,313,215
     47,100   Noritz Corp. .................       794,683
      4,000   Sankyo Rikagaku Co., Ltd. ....        47,930
     71,000   Sanwa Shutter Corp. ..........       426,626
    173,000   Toto Ltd. (a).................     1,371,805
     64,000   Yokogawa Bridge Corp. ........       394,714
                                              ------------
                                                 8,154,743
                                              ------------
              Consumer Durables - 0.1%
     12,100   Icom, Inc. ...................       362,467
    152,000   Japan Radio Co., Ltd. * (a)...       641,480
     15,000   Zojirushi Corp. ..............       121,586
                                              ------------
                                                 1,125,533
                                              ------------
              Drugs & Pharmaceuticals - 0.2%
     64,000   Kaken Pharmaceutical Co., Ltd.
                (a).........................       475,912
     90,000   Nikken Chemicals Co., Ltd. ...       275,947
     21,000   Nissui Pharmaceutical Co.,
                Ltd. .......................       143,392
     48,300   Torii Pharmaceutical Co.,
                Ltd. .......................     1,053,238
                                              ------------
                                                 1,948,489
                                              ------------
              Electric Utilities - 0.1%
      9,300   Okinawa Electric Power Co.,
                Inc. .......................       509,656
                                              ------------
              Financial Investments - 0.0%
        300   JAFCO Co., Ltd. ..............        19,639
      4,160   Nishio Rent All Co., Ltd. ....        53,182
      8,000   Sankyo Frontier Co., Ltd. ....        42,291
                                              ------------
                                                   115,112
                                              ------------
              Forest Products & Paper - 0.0%
      2,000   Nihon Decoluxe Co., Ltd. .....        13,427
                                              ------------
              Furniture & Household Items - 0.6%
      3,000   Koito Industries Ltd. ........        13,744
        500   Kuwayama Corp. ...............         3,683
    390,000   Mitsubishi Plastics, Inc. ....     1,116,740
     54,400   NAMCO BANDAI Holdings, Inc. *
                (a).........................       905,868
     13,800   Riso Kagaku Corp. ............       333,753
     13,800   Riso Kagaku Corp. W/I *.......       333,753
     44,100   Roland Corp. .................       860,630
    185,000   Sekisui Chemical Co., Ltd. ...     1,318,635

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Furniture & Household Items continued
     36,000   Tachikawa Corp. ..............  $    247,401
     15,000   Toso Co., Ltd. ...............        43,348
     74,000   Tsutsunaka Plastic Industry
                Co., Ltd. ..................       321,427
                                              ------------
                                                 5,498,982
                                              ------------
              Gas & Other Public Utilities - 0.1%
     70,000   Kanto Natural Gas Development
                Co., Ltd. ..................       547,665
      5,000   Keiyo Gas Co., Ltd. ..........        29,295
     17,000   Otaki Gas Co., Ltd. ..........        82,379
                                              ------------
                                                   659,339
                                              ------------
              Government Aircraft & Defense - 0.2%
    749,000   Mitsui Engineering &
                Shipbuilding Co., Ltd.
                (a).........................     1,781,762
                                              ------------
              Information & Services - 0.4%
     14,000   Chodai Co., Ltd. .............        66,978
     24,900   CTI Engineering Co., Ltd. ....       223,771
          8   Eight Consultants Co.,
                Ltd. .......................        29,110
     16,800   Eikoh, Inc. ..................       158,675
        500   H.I.S. Co., Ltd. *............        10,969
     33,000   Higashi Nihon House Co., Ltd.
                *...........................        88,388
     18,600   Hitachi Systems & Services
                Ltd. .......................       357,251
     16,900   Horipro, Inc. ................       178,530
     10,000   Ichishin Co., Ltd. ...........        37,004
     15,000   Johnan Academic Preparatory
                Institute, Inc. ............        66,344
      4,300   Keiiyu Co., Ltd. .............        55,313
    183,000   Kinki Nippon Tourist Co.,
                Ltd. .......................       564,317
      4,800   Nihon Jumbo Co., Ltd. ........        37,216
     48,000   Nomura Co., Ltd. (a)..........       217,374
      5,000   Original Engineering
                Consultants Co., Ltd. ......        22,467
      9,700   Secom Joshinetsu Co., Ltd.
                *...........................       210,238
     50,300   TKC Corp. ....................       888,559
      2,900   Toyo TEC Co., Ltd. ...........        32,577
     16,100   Wesco, Inc. ..................        66,244
                                              ------------
                                                 3,311,325
                                              ------------
              Instruments - 0.1%
     13,000   Aichi Tokei Denki Co.,
                Ltd. .......................        43,410
      3,800   Fukuda Denshi Co., Ltd. ......       133,921
     72,000   Hitachi Medical Corp. ........       918,554
     18,000   Kawasumi Laboratories,
                Inc. .......................       126,714
                                              ------------
                                                 1,222,599
                                              ------------
              Insurance - 0.0%
     42,000   Nisshin Fire & Marine
                Insurance Co., Ltd. ........       167,260
                                              ------------
              IT Hardware - 1.4%
     80,000   Alps Electric Co., Ltd. (a)...     1,299,031
    160,500   Citizen Watch Co., Ltd. (a)...     1,308,040
     46,800   Daiichikosho Co., Ltd. .......     1,034,960
     48,600   Futaba Corp. .................     1,216,070
    156,000   Hitachi Kokusai Electric,
                Inc. .......................     1,539,383

                                             Laudus Trust Semi-Annual Report  75
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              IT Hardware continued
    157,000   Makino Milling Machine Co.,
                Ltd. (a)....................  $  1,271,216
    282,000   Minebea Co., Ltd. ............     1,162,784
    130,500   Mitsumi Electric Co., Ltd. ...     1,324,546
     15,000   Nippon Antenna Co., Ltd. .....       129,119
     20,000   Star Micronics Co., Ltd. .....       253,040
    328,000   Toshiba TEC Corp. ............     1,447,824
                                              ------------
                                                11,986,013
                                              ------------
              Land & Water Transportation - 0.5%
      2,000   Chuo Warehouse Co., Ltd. .....        21,674
      4,400   Daiwa Logistics Co., Ltd. ....        39,193
    125,000   Hitachi Transport System
                Ltd. .......................     1,112,335
      8,000   Isewan Terminal Service Co.,
                Ltd. .......................        44,264
      3,000   Japan Oil Transportation Co.,
                Ltd. .......................        10,176
        900   K.R.S. Corp. .................        13,306
      3,000   Kawanishi Warehouse Co.,
                Ltd. .......................        21,410
      8,000   Maruzen Showa Unyu Co., Ltd.
                (a).........................        28,053
      6,000   Meiko Trans Co., Ltd. ........        61,322
    119,000   Mitsubishi Logistics Corp.
                (a).........................     1,403,885
     40,000   Nagoya Railroad Co., Ltd.
                (a).........................       142,731
     78,210   Seino Transportation Co.,
                Ltd. .......................       714,571
      9,000   Tokyo Kisen Co., Ltd. ........        58,678
     19,600   Yusen Air & Sea Service Co.,
                Ltd. .......................       675,207
                                              ------------
                                                 4,346,805
                                              ------------
              Mainframe & Minicomputers - 0.0%
     43,000   Tsuzuki Denki Co., Ltd. ......       198,520
                                              ------------
              Metal Products & Machinery - 2.3%
     24,000   Aida Engineering Ltd. ........       153,304
    181,000   Amada Co., Ltd. ..............     1,443,217
    144,000   Asahi Diamond Industrial Co.,
                Ltd. .......................     1,122,819
     73,000   CKD Corp. (a).................       659,251
     29,600   Corona Corp. .................       492,116
    123,000   Fujitec Co., Ltd. ............       688,150
     72,400   Glory Ltd. ...................     1,403,348
     86,500   Heiwa Corp. (a)...............     1,326,079
    124,000   Hokkai Can Co., Ltd. .........       394,396
     16,000   Ishikawajima Transport
                Machinery Co., Ltd. ........        53,568
    440,000   Ishikawajima-Harima Heavy
                Industries Co., Ltd. *......       887,753
    115,000   Kioritz Corp. *...............       361,718
      5,000   Koken Ltd. ...................        53,744
     96,000   Komori Corp. .................     1,708,547
    244,000   Meidensha Corp. (a)...........       685,780
    114,500   Mori Seiki Co., Ltd. .........     1,548,525
      2,000   Nakano Refrigerators Co.,
                Ltd. .......................        22,555
    108,000   NGK Spark Plug Co., Ltd.
                (a).........................     1,565,287
      3,000   Nihon Kaiheiki Industry Co.,
                Ltd. .......................        28,018

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Metal Products & Machinery continued
    107,000   Nippon Thompson Co., Ltd.
                (a).........................  $    806,035
      1,000   Nireco Corp. .................         8,546
     35,100   Nissei Plastic Industrial Co.,
                Ltd. .......................       331,826
     28,000   Nissin Electric Co., Ltd. ....       111,753
     18,900   Nitto Kogyo Corp. ............       274,258
      8,000   Sanso Electric Co., Ltd. .....        59,912
     30,000   Sekisui Jushi Corp. ..........       238,678
    133,000   ShinMaywa Industries Ltd. ....       815,577
     51,000   Sinko Kogyo Co., Ltd. ........       141,542
    113,000   Sintokogio Ltd. ..............     1,032,432
     11,000   Sumitomo Heavy Industries
                Ltd. .......................        78,018
     63,000   Takuma Co., Ltd. (a)..........       497,894
      6,000   Toyo Engineering Works
                Ltd. .......................        14,009
     50,000   Wakita & Co., Ltd. ...........       514,537
                                              ------------
                                                19,523,192
                                              ------------
              Miscellaneous Finance - 0.2%
      4,300   Daiko Clearing Services
                Corp. ......................        41,712
     96,000   Japan Asia Investment Co.,
                Ltd. .......................       503,260
     72,000   Marusan Securities Co.,
                Ltd. .......................       568,387
     62,000   Osaka Securities Finance Co.,
                Ltd. .......................       300,441
                                              ------------
                                                 1,413,800
                                              ------------
              Oil & Coal Resources - 0.0%
      5,700   Japan Petroleum Exploration
                Co., Ltd. ..................       305,841
                                              ------------
              Oil Distribution - 0.5%
     48,900   AOC Holdings, Inc. *..........       973,692
    461,000   Cosmo Oil Co., Ltd. (a).......     2,497,930
    122,400   Itochu Enex Co., Ltd. ........       974,886
     37,000   Toa Oil Co., Ltd. ............        97,145
                                              ------------
                                                 4,543,653
                                              ------------
              Photooptical, Micros & Office
                Machinery - 0.0%
      5,700   Noritsu Koki Co., Ltd. .......       103,454
                                              ------------
              Publishing, Broadcasting & Cinema - 0.1%
        500   Broadcasting System of
                Niigata, Inc. (BSN).........         3,718
        420   Impress Holdings, Inc. *
                (a).........................       240,529
     11,000   RKB Mainichi Broadcasting
                Corp. ......................        91,101
     79,000   Toei Co., Ltd. (a)............       453,815
                                              ------------
                                                   789,163
                                              ------------
              Real Estate Development - 0.7%
      5,000   Airport Facilities Co.,
                Ltd. .......................        26,476
      5,000   Aoki Marine Co., Ltd. ........        18,282
     14,000   Cowboy Co., Ltd. .............        45,639
    320,000   Hankyu Holdings, Inc. ........     1,299,736
    180,000   Hanshin Electric Railway Co.,
                Ltd. (a)....................     1,374,977
    594,000   HASEKO Corp. * (a)............     1,836,951
      7,000   Hosoda Corp. .................        43,789
     45,300   Japan Airport Terminal Co.,
                Ltd. .......................       439,031
     13,600   Japan General Estate Co., Ltd.
                *...........................       178,298

76  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Real Estate Development continued
        300   Joint Corp. ..................  $     13,982
     32,800   Nisshin Fudosan Co., Ltd.
                (a).........................       411,806
     89,000   Recruit Cosmos Co., Ltd. *....       464,996
      8,000   Sekisui House Ltd. ...........        98,044
        300   Shinnihon Corp. ..............         3,256
      8,500   Starts Corp., Inc. *..........       107,093
                                              ------------
                                                 6,362,356
                                              ------------
              Restaurants, Hotels & Theaters - 0.3%
      8,750   Colowide Co., Ltd. ...........        78,403
     32,600   Daisyo Corp. (a)..............       396,657
      6,000   Friendly Corp. ...............        27,753
     20,000   Gourmet Kineya Co., Ltd. .....       160,176
      6,000   Green House Co., Ltd. ........       126,872
      4,700   Kyoritsu Maintenance Co., Ltd.
                (a).........................       122,573
     54,000   Royal Holdings Co., Ltd. .....       662,749
     72,200   SKYLARK Co., Ltd. (a).........     1,064,235
                                              ------------
                                                 2,639,418
                                              ------------
              Retail - 0.8%
     10,000   Aichi Toyota Motor Co.,
                Ltd. .......................       211,454
     50,400   Aoki International Co.,
                Ltd. .......................       778,425
     55,100   Aoyama Trading Co., Ltd. .....     1,553,480
     13,000   Blue Grass Co., Ltd. .........       173,753
     20,000   Daiwa Co., Ltd. ..............        52,687
      7,400   Haruyama Trading Co., Ltd. ...       119,639
     99,000   Izumiya Co., Ltd. ............       805,084
     13,300   Jeans Mate Corp. .............       160,537
      4,100   Konaka Co., Ltd. .............        60,904
     27,000   Laox Co., Ltd. (a)............        82,308
      1,700   Ministop Co., Ltd. ...........        33,775
    147,000   Mizuno Corp. .................       738,238
      9,200   Poplar Co., Ltd. .............       127,260
      1,500   Sazaby, Inc. *................        35,683
         10   Seven & I Holdings Co., Ltd.
                *...........................           331
     29,000   Takashimaya Co., Ltd. (a).....       369,463
      3,200   Three F Co., Ltd. ............        27,545
      3,000   Tokyo Derica Co., Ltd. .......        25,110
    147,000   Uny Co., Ltd. ................     1,940,142
                                              ------------
                                                 7,295,818
                                              ------------
              Soaps & Cosmetics - 0.0%
         85   ADERANS Co., Ltd. ............         2,322
      4,300   Mandom Corp. (a)..............       106,647
                                              ------------
                                                   108,969
                                              ------------
              Software - 0.2%
     71,400   Capcom Co., Ltd. (a)..........       786,343
     44,400   Fujitsu Business Systems
                Ltd. .......................       656,807
      6,300   INES Corp. ...................        43,240
      5,000   Japan Process Development Co.,
                Ltd. .......................        48,899
                                              ------------
                                                 1,535,289
                                              ------------
              Textiles & Apparel - 0.5%
      7,000   Fuji Corp. ...................        70,925

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Textiles & Apparel continued
      5,000   Fujix Ltd. ...................  $     31,718
     28,000   Ichikawa Co., Ltd. ...........       115,700
     59,000   Japan Wool Textile Co.,
                Ltd. .......................       469,401
      8,000   Jichodo Co., Ltd. ............        64,564
     27,000   King Co., Ltd. ...............       106,097
    393,000   Kurabo Industries Ltd. .......     1,094,167
      5,000   Morishita Co., Ltd. ..........        48,128
     20,000   ONWARD KASHIYAMA Co., Ltd. ...       317,181
    151,000   Tokyo Style Co., Ltd. ........     1,599,137
     10,000   Yagi Corp. ...................        50,220
                                              ------------
                                                 3,967,238
                                              ------------
              Wholesale - 1.5%
      9,200   Charle Co., Ltd. .............        70,844
     35,000   Daiwabo Information System
                Co., Ltd. (a)...............       576,035
      4,000   Denkyosha Co., Ltd. ..........        40,599
        800   Furusato Industries Ltd. .....        10,918
     75,000   Kamei Corp. (a)...............       910,573
     49,000   Kanaden Corp. ................       306,520
     42,200   Kato Sangyo Co., Ltd. ........       694,162
      8,500   Kobayashi Pharmaceutical Co.,
                Ltd. *......................       287,577
     94,000   MEDICEO Holdings Co., Ltd.
                (a).........................     1,499,031
     25,000   Mitani Corp. .................       211,454
    157,500   Mitsui Mining Co., Ltd. *.....       457,930
     35,000   Mitsuuroko Co., Ltd. * (a)....       283,700
     31,000   Nagahori Corp. ...............       121,269
     21,000   Nissho Electronics Corp. .....       144,132
     43,200   Ryosan Co., Ltd. .............     1,126,626
     10,800   Ryoyo Electro Corp. ..........       161,762
     64,000   San-Ai Oil Co., Ltd. .........       327,048
     65,000   Sanshin Electronics Co.,
                Ltd. .......................       658,018
     27,000   Sekido Co., Ltd. *............        63,515
     37,000   Shinko Shoji Co., Ltd. .......       386,952
    150,000   Sinanen Co., Ltd. ............       892,070
     45,600   Suzuken Co. Ltd. .............     1,317,780
      1,400   Takachiho Koheki Co., Ltd. ...        15,270
    220,000   Teikoku Oil Co., Ltd. (a).....     2,374,449
      5,000   Tokiwa Yakuhin Co., Ltd. .....        20,617
     13,000   Totech Corp. .................        96,211
      2,500   Tsuzuki Densan Co., Ltd. .....        14,273
      7,000   Uchida Yoko Co., Ltd. ........        36,203
     35,000   Uehara Sei Shoji Co., Ltd. ...       215,242
      3,000   Yokohama Maruuo Co., Ltd. ....        23,789
     26,000   Yuasa Funashoku Co., Ltd. ....        78,344
                                              ------------
                                                13,422,913
                                              ------------
                                               181,732,762
                                              ------------
              MALAYSIA - 0.0%
              Real Estate Development - 0.0%
     24,000   Rekapacific Berhad * (b)......            --
                                              ------------

                                             Laudus Trust Semi-Annual Report  77
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              NETHERLANDS 3.9%
              Chemicals & Rubber - 0.7%
    171,200   DSM NV........................  $  6,725,384
                                              ------------
              Forest Products & Paper - 0.0%
      8,400   Crown Van Gelder NV...........       211,981
                                              ------------
              Information & Services - 0.5%
      9,200   Grontmij NV...................       635,150
     22,464   Koninklijke BAM Groep NV......     2,062,428
     97,342   Vedior NV.....................     1,380,323
                                              ------------
                                                 4,077,901
                                              ------------
              Land & Water Transportation - 0.1%
     18,000   H.E.S. Beheer NV..............       243,346
     14,400   Koninklijke Frans Maas Groep
                NV..........................       428,288
                                              ------------
                                                   671,634
                                              ------------
              Metal Products & Machinery - 0.1%
      4,955   Koninklijke Nedschroef Holding
                NV..........................       155,709
      7,500   Stork NV......................       371,327
                                              ------------
                                                   527,036
                                              ------------
              Oil Distribution - 0.4%
    110,435   Koninklijke Vopak NV..........     3,117,368
                                              ------------
              Publishing, Broadcasting & Cinema - 0.8%
        143   Roto Smeets de Boer...........         8,592
    232,500   VNU NV (a)....................     7,306,225
     46,851   Wegener NV....................       591,162
                                              ------------
                                                 7,905,979
                                              ------------
              Real Estate Development - 0.4%
     40,800   Rodamco Europe NV.............     3,525,230
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
     29,763   Athlon Holding NV.............       786,503
                                              ------------
              Retail - 0.1%
     15,200   Macintosh Retail Group NV.....       639,308
                                              ------------
              Wholesale - 0.7%
    301,000   Buhrmann NV...................     3,635,222
     49,200   Univar NV.....................     2,125,506
                                              ------------
                                                 5,760,728
                                              ------------
                                                33,949,052
                                              ------------
              NEW ZEALAND - 0.4%
              Agriculture, Food & Beverage - 0.0%
    185,627   AFFCO Holdings Ltd. *.........        59,046
    101,057   Sanford Ltd. .................       307,476
      8,873   Wrightson Ltd. ...............        15,278
                                              ------------
                                                   381,800
                                              ------------
              Airlines - 0.0%
     80,988   Air New Zealand Ltd. .........        64,404
                                              ------------
              Biotechnology - 0.0%
    436,530   Rubicon Ltd. *................       316,954
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, NEW ZEALAND continued
              Construction Materials - 0.2%
    187,957   Fletcher Building Ltd. (a)....  $  1,029,382
                                              ------------
              Electric Utilities - 0.0%
      5,277   TrustPower Ltd. ..............        21,493
                                              ------------
              Forest Products & Paper - 0.0%
      3,170   Carter Holt Harvey Ltd. ......         5,524
                                              ------------
              Health Care & Hospital - 0.0%
    134,295   Metlifecare Ltd. .............       347,315
                                              ------------
              Land & Water Transportation - 0.0%
    138,033   Mainfreight Ltd. .............       334,075
                                              ------------
              Publishing, Broadcasting & Cinema - 0.2%
    110,285   Sky Network Television Ltd.
                *...........................       469,776
                                              ------------
              Real Estate Development - 0.0%
    146,473   CDL Hotels New Zealand
                Ltd. .......................        58,746
                                              ------------
              Retail - 0.0%
     38,184   Hallenstein Glasson Holdings
                Ltd. .......................       132,021
                                              ------------
                                                 3,161,490
                                              ------------
              NORWAY - 0.3%
              Oil Drilling & Services - 0.3%
     56,000   Kvaerner ASA *................     1,796,023
     90,004   Ocean Rig ASA *...............     1,034,363
                                              ------------
                                                 2,830,386
                                              ------------
                                                 2,830,386
                                              ------------
              PORTUGAL - 0.6%
              Electric Utilities - 0.6%
  1,648,000   Electricidade de Portugal
                SA..........................     4,594,556
                                              ------------
              Restaurants, Hotels & Theaters - 0.0%
     35,747   Ibersol - SGPS SA.............       231,970
                                              ------------
                                                 4,826,526
                                              ------------
              SINGAPORE - 0.7%
              Agriculture, Food & Beverage - 0.0%
    636,000   Asia Food & Properties Ltd.
                *...........................       140,982
  1,218,200   Golden Agri-Resources Ltd.
                *...........................       262,838
                                              ------------
                                                   403,820
                                              ------------
              Airlines - 0.0%
     90,000   Singapore Airport Terminal
                Services Ltd. ..............       118,638
                                              ------------
              Autos - 0.0%
    269,000   Hong Leong Asia Ltd. .........       214,666
                                              ------------
              Banks & Credit Institutions - 0.0%
    111,425   Hong Leong Finance Ltd. ......       243,703
                                              ------------
              Financial Investments - 0.3%
  1,554,000   K1 Ventures Ltd. *............       321,511
    242,360   Kim Eng Holdings Ltd. ........       189,109
    500,000   Metro Holdings Ltd. ..........       184,725
    199,500   Overseas Union Enterprise
                Ltd. .......................     1,126,219
                                              ------------
                                                 1,821,564
                                              ------------

78  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SINGAPORE continued
              Information & Services - 0.0%
    122,000   United Engineers Ltd. ........  $    128,368
                                              ------------
              IT Hardware - 0.0%
    161,160   WBL Corp., Ltd. ..............       335,333
                                              ------------
              Land & Water Transportation - 0.0%
     15,000   Neptune Orient Lines Ltd. ....        27,310
    187,000   SBS Transit Ltd. .............       235,449
                                              ------------
                                                   262,759
                                              ------------
              Metal Products & Machinery - 0.0%
     28,120   Amtek Engineering Ltd. *......        19,116
                                              ------------
              Miscellaneous Finance - 0.0%
     34,000   G.K. Goh Holdings Ltd. .......        14,672
    244,250   UOB-Kay Hian Holdings Ltd. ...       147,269
                                              ------------
                                                   161,941
                                              ------------
              Oil Distribution - 0.1%
    269,000   Singapore Petroleum Co., Ltd.
                (a).........................       938,169
                                              ------------
              Real Estate Development - 0.3%
    396,990   Ascott Group Ltd. ............       172,482
    188,200   Jardine Cycle & Carriage
                Ltd. .......................     1,234,864
                                              ------------
                                                 1,407,346
                                              ------------
              Restaurants, Hotels & Theaters - 0.0%
    125,000   Hotel Plaza Ltd. .............        75,368
    122,210   Hotel Properties Ltd. ........       111,973
  1,036,000   Stamford Land Corp., Ltd. ....       183,721
                                              ------------
                                                   371,062
                                              ------------
              Retail - 0.0%
     19,000   Wearnes International (1994)
                Ltd. .......................        14,320
                                              ------------
              Wholesale - 0.0%
    169,000   GP Industries Ltd. ...........        74,425
                                              ------------
                                                 6,515,230
                                              ------------
              SOUTH KOREA - 3.7%
              Agriculture, Food & Beverage - 0.1%
      1,425   Daehan Flour Mills Co.,
                Ltd. .......................       186,422
      1,730   Dongwon F&B Co., Ltd. ........        86,218
      1,840   Lotte Samkang Co., Ltd. ......       324,478
        181   Namyang Dairy Products Co.,
                Ltd. .......................        97,664
                                              ------------
                                                   694,782
                                              ------------
              Banks & Credit Institutions - 0.2%
    158,930   Pusan Bank....................     1,728,825
                                              ------------
              Basic Minerals & Metals - 0.2%
     59,520   Hyundai Hysco.................       986,866
     34,620   INI Steel Co. ................       895,860
                                              ------------
                                                 1,882,726
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SOUTH KOREA continued
              Chemicals & Rubber - 0.2%
      4,970   Hankook Tire CO LTD. .........  $     65,733
     25,230   Honam Petrochemical Corp. ....     1,257,389
                                              ------------
                                                 1,323,122
                                              ------------
              Construction & Homebuilding - 0.6%
     14,380   Halla Engineering &
                Construction Corp. .........       388,649
     69,110   Hyundai Development Co. ......     2,185,767
     15,090   Hyundai Engineering &
                Construction Co., Ltd. *....       477,257
     10,439   Korea Development Corp. ......       299,143
     13,102   Sambu Construction Co.,
                Ltd. .......................       294,462
      3,920   Samwhan Corp. ................        68,564
      7,400   Tae Young Corp. ..............       269,504
                                              ------------
                                                 3,983,346
                                              ------------
              Construction Materials - 0.0%
      8,520   Asia Cement Co., Ltd. ........       316,010
      3,970   Hyundai Cement Co., Ltd. .....       109,770
                                              ------------
                                                   425,780
                                              ------------
              Drugs & Pharmaceuticals - 0.2%
     13,050   Dong-A Pharmaceutical Co.,
                Ltd. .......................       781,699
      2,820   Green Cross Holdings Corp. ...       113,514
      4,280   Il Dong Pharmaceutical Co.,
                Ltd. .......................       174,334
      2,770   Yuhan Corp. ..................       363,705
                                              ------------
                                                 1,433,252
                                              ------------
              Forest Products & Paper - 0.1%
     54,980   Hansol Paper Co., Ltd. .......       658,664
     15,000   Shinmoorim Paper Manufacturing
                Co., Ltd. ..................       173,232
                                              ------------
                                                   831,896
                                              ------------
              Gas & Other Public Utilities - 0.1%
        430   Pusan City Gas Co., Ltd. .....         9,520
      5,939   Samchully Co., Ltd. ..........       574,889
      6,660   Seoul City Gas Co., Ltd. .....       280,851
                                              ------------
                                                   865,260
                                              ------------
              Government Aircraft & Defense - 0.3%
      5,740   Hyundai Heavy Industries Co.,
                Ltd. .......................       426,897
     21,670   Hyundai Mipo Dockyard Co.,
                Ltd. .......................     1,557,647
     48,110   Samsung Heavy Industries Co.,
                Ltd. .......................       700,855
                                              ------------
                                                 2,685,399
                                              ------------
              Information & Services - 0.2%
     94,590   Doosan Heavy Industries &
                Construction Co., Ltd. .....     1,785,914
     19,920   Samho International Co.,
                Ltd. .......................       323,600
                                              ------------
                                                 2,109,514
                                              ------------
              Instruments - 0.0%
     13,980   INTOPS Co., Ltd. .............       298,117
                                              ------------

                                             Laudus Trust Semi-Annual Report  79
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SOUTH KOREA continued
              Insurance - 0.4%
     69,310   Dongbu Insurance Co., Ltd. ...  $  1,006,370
      2,440   Hyundai Marine & Fire
                Insurance Co., Ltd.
                (HDMF)......................        24,204
    135,880   Korean Reinsurance Co. .......     1,250,189
     40,220   LG Insurance Co., Ltd. .......       526,167
     12,700   Oriental Fire & Marine
                Insurance Co., Ltd. ........       449,137
                                              ------------
                                                 3,256,067
                                              ------------
              IT Hardware - 0.0%
     67,210   KEC Corp. ....................       109,827
      5,200   Sam Young Electronics Co.,
                Ltd. .......................        39,620
                                              ------------
                                                   149,447
                                              ------------
              Metal Products & Machinery - 0.2%
    133,800   Doosan Infracore Co., Ltd. ...     1,513,169
     37,380   STX Corp. ....................       603,654
                                              ------------
                                                 2,116,823
                                              ------------
              Miscellaneous Finance - 0.2%
     58,690   Daewoo Securities Co., Ltd.
                *...........................       722,797
     25,840   Samsung Securities Co.,
                Ltd. .......................     1,089,669
                                              ------------
                                                 1,812,466
                                              ------------
              Photooptical, Micros & Office
                Machinery - 0.0%
      3,610   Sindo Ricoh Co., Ltd. ........       207,245
                                              ------------
              Retail - 0.3%
     23,740   Hyundai Department Store Co.,
                Ltd. .......................     1,594,953
      8,070   Hyundai Department Store H&S
                Co., Ltd. ..................       382,849
      2,030   KCC Corp. ....................       418,296
                                              ------------
                                                 2,396,098
                                              ------------
              Soaps & Cosmetics - 0.1%
     17,310   LG Household & Health Care
                Ltd. .......................       993,741
                                              ------------
              Software - 0.0%
      8,970   POSDATA Co., Ltd. ............       339,148
                                              ------------
              Textiles & Apparel - 0.2%
     66,408   Cheil Industries, Inc. .......     1,425,666
     43,780   Hyosung Corp. *...............       555,956
                                              ------------
                                                 1,981,622
                                              ------------
              Wholesale - 0.1%
     80,630   LG International Corp. .......     1,193,917
                                              ------------
                                                32,708,593
                                              ------------
              SPAIN - 3.7%
              Beer, Liquor & Tobacco - 0.6%
    111,600   Altadis.......................     4,998,296
                                              ------------
              Chemicals & Rubber - 0.0%
    110,000   La Seda de Barcelona SA, Class
                B *.........................       360,872
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SPAIN continued
              Construction & Homebuilding - 1.0%
    230,000   Abengoa SA....................  $  4,046,385
    225,000   Obrascon Huarte Lain SA.......     3,374,392
    216,000   Uralita SA....................     1,160,272
                                              ------------
                                                 8,581,049
                                              ------------
              Electric Utilities - 0.3%
     85,000   Union Fenosa SA (a)...........     2,806,946
                                              ------------
              Information & Services - 0.0%
        512   Funespana SA..................         5,857
                                              ------------
              Instruments - 0.0%
     18,951   Indo Internacional SA.........       154,632
                                              ------------
              Oil Distribution - 0.0%
      1,310   Compania Espanola de Petroleos
                SA (CEPSA)..................        71,313
                                              ------------
              Real Estate Development - 1.3%
    107,200   Corporacion Financiera Alba
                SA..........................     4,570,638
      7,585   Inmobiliaria Colonial.........       460,305
    232,000   Inmobiliaria Urbis SA (a).....     5,227,422
     18,143   TESTA, Inmuebles en Renta SA..       440,412
                                              ------------
                                                10,698,777
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
     77,000   NH Hoteles SA.................     1,189,954
                                              ------------
              Textiles & Apparel - 0.0%
     39,029   Tavex Algodonera..............       161,810
                                              ------------
              Wholesale - 0.4%
     69,135   Compania de Distribucion
                Integral Logista SA (a).....     3,572,438
        376   Pescanova SA..................        11,188
        394   Unipapel SA *.................         8,949
                                              ------------
                                                 3,592,575
                                              ------------
                                                32,622,081
                                              ------------
              SWEDEN - 3.0%
              Banks & Credit Institutions - 0.4%
      2,946   Hagstromer & Oviberg AB.......        78,484
    168,000   Skandinaviska Enskilda Banken
                AB, Class A (a).............     3,077,717
                                              ------------
                                                 3,156,201
                                              ------------
              Basic Minerals & Metals - 0.3%
    580,000   Boliden AB *..................     2,850,913
                                              ------------
              Cellular & Wireless - 0.1%
    114,000   Tele2 AB, Class B (a).........     1,161,885
                                              ------------
              Financial Investments - 0.4%
    147,000   Ratos AB, Class B.............     3,451,595
      1,207   Vostok Nafta Investment Ltd.
                *...........................        48,039
                                              ------------
                                                 3,499,634
                                              ------------
              Government Aircraft & Defense - 0.4%
    213,000   Saab AB.......................     3,613,570
                                              ------------
              Health Care & Hospital - 0.6%
    360,000   Gambro AB, Class A (a)........     5,457,220
                                              ------------

80  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SWEDEN continued
              Metal Products & Machinery - 0.7%
    318,000   AB SKF, Class B...............  $  4,143,615
     45,800   SSAB Svenskt Stal AB, Class B
                (a).........................     1,314,700
                                              ------------
                                                 5,458,315
                                              ------------
              Publishing, Broadcasting & Cinema - 0.0%
      9,202   Stralfors AB, Class B.........        82,508
                                              ------------
              Real Estate Development - 0.1%
     32,200   Fabege AB.....................       573,279
     54,681   Hufvudstaden AB, Class A......       366,835
                                              ------------
                                                   940,114
                                              ------------
              Software - 0.0%
    840,000   Bure Equity AB *..............       232,997
     14,464   Observer AB...................        56,727
                                              ------------
                                                   289,724
                                              ------------
              Wholesale - 0.0%
     42,938   Midway Holding AB, Class B....       174,495
                                              ------------
                                                26,684,579
                                              ------------
              SWITZERLAND - 6.3%
              Agriculture, Food & Beverage - 0.1%
      1,500   Barry Callebaut AG *..........       442,745
      1,020   Bell Holding AG...............       788,131
                                              ------------
                                                 1,230,876
                                              ------------
              Banks & Credit Institutions - 0.6%
        187   Banque Cantonale du Jura......        56,351
      9,977   Banque Cantonale Vaudoise.....     2,825,353
      4,905   Berner Kantonalbank (a).......       698,494
        698   Graubuendner Kantonalbank.....       468,677
      3,220   St. Galler Kantonalbank.......     1,027,555
                                              ------------
                                                 5,076,430
                                              ------------
              Biotechnology - 0.5%
      6,600   Serono SA, Class B (a)........     4,339,824
                                              ------------
              Chemicals & Rubber - 0.2%
     98,000   Clariant AG *.................     1,408,438
                                              ------------
              Communications Utilities - 0.0%
      8,000   Ascom Holding AG, Class R.....       117,756
                                              ------------
              Construction & Homebuilding - 0.1%
     16,000   Batigroup Holding AG..........       257,147
        840   Zschokke Holding SA...........       535,466
                                              ------------
                                                   792,613
                                              ------------
              Construction Materials - 0.0%
        546   Vetropack Holding AG..........       404,163
                                              ------------
              Electric Utilities - 0.1%
      1,113   Compagnie vaudoise
                d'electricite (CVE), Class
                B...........................     1,169,587
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SWITZERLAND continued
              Financial Investments - 0.1%
      5,944   AIG Private Equity Ltd. *.....  $    631,969
      3,000   Private Equity Holding AG *...        81,015
      1,689   Sustainable Performance Group
                *...........................       463,294
                                              ------------
                                                 1,176,278
                                              ------------
              Forest Products & Paper - 0.1%
      2,117   Industrieholding Cham AG......       711,555
                                              ------------
              Furniture & Household Items - 0.1%
      7,200   Quadrant AG *.................       898,470
                                              ------------
              Instruments - 0.4%
      1,500   Harwanne Compagnie de
                participations industielles
                et financieres SA...........       279,265
      4,600   Inficon Holding AG *..........       650,440
      5,680   Leica Geosystems AG...........     2,571,844
                                              ------------
                                                 3,501,549
                                              ------------
              Insurance - 1.4%
     86,400   Baloise Holding AG, Class R...     4,339,360
     11,554   Helvetia Patria Holding.......     2,142,605
     33,300   Swiss Life Holding * (a)......     4,713,770
      7,874   Waadt Versicherungen Holding
                *...........................       866,980
                                              ------------
                                                12,062,715
                                              ------------
              IT Hardware - 0.1%
     10,200   Huber & Suhner AG.............       817,292
        234   Lem Holding SA *..............        21,426
                                              ------------
                                                   838,718
                                              ------------
              Land & Water Transportation - 0.1%
     16,574   Jungfraubahn Holding AG.......       580,128
                                              ------------
              Metal Products & Machinery - 1.3%
        272   AFG Arbonia-Forster Holding
                AG..........................        78,183
      4,400   Bucher Industries AG *........       370,576
        204   Conzzeta Holding AG...........       269,541
      1,440   Feintool International Holding
                AG (a)......................       380,529
      1,200   Gurit-Heberlein AG............     1,135,837
     43,200   Saurer AG *...................     2,920,723
      5,040   SIG Holding AG................     1,284,145
      5,355   Sulzer AG.....................     2,714,325
     23,400   Unaxis Holding AG *...........     3,097,219
                                              ------------
                                                12,251,078
                                              ------------
              Real Estate Development - 0.5%
        360   MCH Messe Schweiz Holding
                AG..........................       102,921
     37,600   PSP Swiss Property AG *.......     1,888,425
     12,700   Unique Zurich Airport *.......     2,139,237
                                              ------------
                                                 4,130,583
                                              ------------
              Restaurants, Hotels & Theaters - 0.0%
      1,760   Moevenpick Holding AG *.......       403,894
                                              ------------
              Retail - 0.2%
     16,699   Charles Voegele Holding AG....     1,361,261
                                              ------------

                                             Laudus Trust Semi-Annual Report  81
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SWITZERLAND continued
              Wholesale - 0.4%
        301   Daetwyler Holding AG..........  $    912,861
        420   Eichhof Holding AG............       457,580
      1,633   Metraux Services Holding SA...       261,820
      1,950   Schweizerhall Holding AG *....       176,287
      7,360   Valora Holding AG.............     1,370,545
                                              ------------
                                                 3,179,093
                                              ------------
                                                55,635,009
                                              ------------
              UNITED KINGDOM - 18.0%
              Agriculture, Food & Beverage - 0.0%
      5,458   Anglo-Eastern Plantations plc
                *...........................        20,022
                                              ------------
              Banks & Credit Institutions - 0.2%
     78,352   Hitachi Capital UK plc........       260,473
    147,055   Paragon Group Cos., plc.......     1,377,133
                                              ------------
                                                 1,637,606
                                              ------------
              Basic Minerals & Metals - 0.7%
    288,000   Avocet Mining plc *...........       518,077
  6,435,000   Corus Group plc...............     5,844,635
                                              ------------
                                                 6,362,712
                                              ------------
              Communications Utilities - 0.4%
    652,000   Cable & Wireless plc..........     1,644,315
  1,079,273   COLT Telecom Group plc *......     1,142,048
  1,056,000   Kingston Communications (Hull)
                plc.........................     1,131,389
                                              ------------
                                                 3,917,752
                                              ------------
              Construction & Homebuilding - 2.5%
    374,400   Barratt Developments plc......     4,988,523
    192,500   Bellway plc...................     2,972,272
     30,000   Ben Bailey plc................       201,580
    521,000   George Wimpey plc.............     3,932,630
    118,664   McCarthy & Stone plc..........     1,293,329
    167,000   Mowlem plc....................       471,236
      5,003   Persimmon plc.................        75,704
     10,687   Redrow plc....................        81,610
    816,000   Taylor Woodrow plc............     4,666,290
    141,409   Wilson Bowden plc.............     2,907,885
                                              ------------
                                                21,591,059
                                              ------------
              Construction Materials - 0.9%
     84,000   Baggeridge Brick plc..........       247,695
    244,779   Cookson Group plc *...........     1,424,589
    576,000   Hanson plc....................     5,978,202
                                              ------------
                                                 7,650,486
                                              ------------
              Drugs & Pharmaceuticals - 0.7%
    484,800   Shire Pharmaceuticals plc.....     5,895,199
                                              ------------
              Financial Investments - 0.6%
    326,200   3I Group plc..................     4,510,261
    252,181   F&C Asset Management plc......       855,028
     66,649   Vp plc........................       255,655
                                              ------------
                                                 5,620,944
                                              ------------
              Information & Services - 0.8%
    105,640   Alfred McAlpine plc...........       715,420

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Information & Services continued
    355,000   Communisis plc................  $    611,993
     51,000   Creston plc...................       162,061
     19,426   DTZ Holdings plc..............       115,027
  1,053,000   First Choice Holidays plc.....     3,932,362
     41,000   Interior Services Group plc...       175,708
     57,242   MacLellan Group plc...........        80,510
    288,000   MICE Group plc................       170,254
    408,512   Sygen International plc.......       342,216
    133,542   Tribal Group plc..............       491,050
                                              ------------
                                                 6,796,601
                                              ------------
              Instruments - 0.1%
     50,530   Oxford Instruments plc........       214,767
    321,000   Senior plc....................       336,840
                                              ------------
                                                   551,607
                                              ------------
              Insurance - 2.4%
    353,618   Benfield Group plc............     1,942,648
  1,872,000   Friends Provident plc.........     6,173,750
  2,655,000   Henderson Group plc *.........     3,137,191
    480,000   Kiln plc *....................       736,482
  2,000,000   Old Mutual plc................     4,894,007
  2,352,000   Royal & Sun Alliance Insurance
                Group plc...................     4,023,562
    273,424   SVB Holdings plc *............       147,316
                                              ------------
                                                21,054,956
                                              ------------
              IT Hardware - 0.1%
    345,000   TT electronics plc............       967,426
                                              ------------
              Land & Water Transportation - 1.0%
    410,400   Arriva plc....................     4,252,231
    150,214   Autologic Holdings plc........       382,542
    746,000   FirstGroup plc................     4,341,646
                                              ------------
                                                 8,976,419
                                              ------------
              Metal Products & Machinery - 0.0%
     88,000   Alumasc Group plc.............       268,491
      4,588   Delta plc *...................        10,762
                                              ------------
                                                   279,253
                                              ------------
              Miscellaneous Finance - 0.4%
    523,971   Amvescap plc..................     3,400,609
                                              ------------
              Oil & Coal Resources - 0.9%
    141,724   Dana Petroleum plc *..........     2,235,761
     54,000   Global Energy Development plc
                *...........................       315,703
    534,000   Paladin Resources plc.........     2,980,689
    153,409   Premier Oil plc *.............     2,039,970
                                              ------------
                                                 7,572,123
                                              ------------
              Oil Drilling & Services - 0.9%
    540,000   Abbot Group plc (a)...........     2,514,197
    151,000   Expro International Group
                plc.........................     1,456,686
    273,883   Hunting plc...................     1,521,519
    256,368   Venture Production plc *......     2,179,277
                                              ------------
                                                 7,671,679
                                              ------------

82  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Real Estate Development - 1.7%
    173,400   British Land Co., plc.........  $  2,876,137
    264,000   Crest Nicholson plc...........     1,876,336
    345,021   Enterprise Inns plc...........     5,126,453
    170,400   Land Securities Group plc.....     4,444,668
    250,137   Regus Group plc *.............       437,835
    152,000   UK Coal plc...................       419,527
                                              ------------
                                                15,180,956
                                              ------------
              Restaurants, Hotels & Theaters - 2.8%
    216,000   De Vere Group plc.............     2,276,110
    261,080   Greene King plc...............     2,944,529
    808,000   Hilton Group plc..............     4,481,606
      1,176   Luminar plc...................         9,955
    778,000   Mitchells & Butlers plc.......     5,011,543
     42,000   Regent Inns plc *.............        75,553
  1,624,000   Sportech plc *................       261,005
     25,200   Urbium plc....................       475,539
    309,000   Whitbread plc.................     5,174,340
    151,197   Wolverhampton & Dudley
                Breweries plc...............     3,154,493
                                              ------------
                                                23,864,673
                                              ------------
              Retail - 0.4%
    620,052   N Brown Group plc.............     1,612,953
    534,087   Somerfield plc................     1,860,290
     15,277   Woolworths Group plc..........         9,026
                                              ------------
                                                 3,482,269
                                              ------------
              Soaps & Cosmetics - 0.0%
    161,164   McBride plc...................       434,872
                                              ------------
              Software - 0.4%
    357,049   Anite Group plc *.............       409,301
  4,347,573   Dimension Data Holdings plc
                *...........................     2,875,278
    350,000   InTechnology plc *............       275,484
     30,435   Microgen plc *................        35,962
                                              ------------
                                                 3,596,025
                                              ------------
              Wholesale - 0.1%
    110,000   Abacus Group plc *............       228,917
     71,615   Fayrewood plc.................       149,969
     26,161   Goldshield Group plc..........       161,897
     16,363   James Latham plc..............        44,730
     99,000   Nichols plc...................       353,207
                                              ------------
                                                   938,719
                                              ------------
                                               157,463,967
                                              ------------
              TOTAL COMMON STOCK
                (COST $716,968,975).........   831,464,181
                                              ------------
              PREFERRED STOCK - 0.1%
              GERMANY - 0.1%
              Furniture & Household Items - 0.0%
      2,785   Villeroy & Boch AG............        46,855
                                              ------------

 SHARES OR
 PRINCIPAL                                       VALUE
----------------------------------------------------------
              PREFERRED STOCK, GERMANY continued
              Wholesale - 0.1%
     47,379   Jungheinrich AG...............  $  1,192,801
                                              ------------
              TOTAL PREFERRED STOCK (COST
                $1,044,837).................     1,239,656
                                              ------------
              RIGHTS - 0.0%
              AUSTRALIA - 0.0%
              Basic Minerals & Metals - 0.0%
     67,769   Macmahon Holdings LTD.
                Rights......................         6,200
                                              ------------
              TOTAL RIGHTS (COST $0)........         6,200
                                              ------------
              REPURCHASE AGREEMENT - 4.7%
              UNITED STATES - 4.7%
$40,879,000   State Street Bank dated
                9/30/05 due 10/3/05 at 2.75%
                with a maturity value of
                $40,888,368 (fully
                collateralized by Federal
                National Mortgage
                Security)...................    40,879,000
                                              ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $40,879,000)..........    40,879,000
                                              ------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING - 8.2%
              UNITED STATES - 8.2%
 72,220,939   State Street Navigator
                Securities Lending Prime
                Portfolio...................    72,220,939
                                              ------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING (COST
                $72,220,939)................    72,220,939
                                              ------------
              TOTAL INVESTMENTS (COST
                $831,113,751)
                (C) -- 107.8%...............   945,809,976
              LIABILITIES IN EXCESS OF OTHER
                ASSETS - (7.8)%.............   (68,523,032)
                                              ------------
              NET ASSETS - 100.0%...........  $877,286,944
                                              ============

---------------

* Non-income producing security.

(a) All or a portion of this security was on loan as of September 30, 2005.

(b)  Bankrupt security/delisted; fair-valued by management.

(c) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation..................  $126,285,965
    Unrealized depreciation..................   (11,589,740)
                                               ------------
    Net unrealized appreciation..............  $114,696,225
                                               ============

                                             Laudus Trust Semi-Annual Report  83
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

FORWARD CURRENCY EXCHANGE CONTRACTS

                                       CONTRACT         UNREALIZED
                        DELIVERY        AMOUNT        APPRECIATION/
                          DATE     (LOCAL CURRENCY)   (DEPRECIATION)
                        --------   ----------------   --------------
Receive Swiss Francs
  in Exchange for
  132,973 U.S. Dollars  10/3/05         172,000          $   (36)
Receive Singapore
  Dollars in Exchange
  for 500,000 U.S.
  Dollars               10/3/05         843,850           (1,129)
Receive Canadian
  Dollars in Exchange
  for 680,034 U.S.
  Dollars               10/4/05         797,000            5,813
Receive New Zealand
  Dollars in Exchange
  for 350,000 U.S.
  Dollars               10/4/05         506,146             (126)
Receive Singapore
  Dollars in Exchange
  for 250,000 U.S.
  Dollars               10/4/05         422,625             (142)
                                                         -------
                                                         $ 4,380
                                                         =======

84  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A) as of 9/30/05 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 94.5%
             AGRICULTURE, FOOD & BEVERAGE - 2.4%
       400   Dean Foods Co. *.................  $    15,544
     2,890   General Mills, Inc. .............      139,298
     5,200   Kellogg Co. .....................      239,876
     3,310   Pepsi Bottling Group, Inc. ......       94,501
                                                -----------
                                                    489,219
                                                -----------
             AUTOS - 0.3%
       910   PACCAR, Inc. ....................       61,780
                                                -----------
             BANKS & CREDIT INSTITUTIONS - 8.3%
    18,900   Bank of America Corp. ...........      795,689
     7,110   Bank of New York Co., Inc. ......      209,105
     3,400   Comerica, Inc. ..................      200,260
     2,600   KeyCorp..........................       83,850
     8,200   National City Corp. .............      274,208
     1,560   Wells Fargo & Co. ...............       91,369
                                                -----------
                                                  1,654,481
                                                -----------
             BASIC MINERALS & METALS - 0.2%
       700   Freeport-McMoRan Copper & Gold,
               Inc., Class B..................       34,013
        60   Phelps Dodge Corp. ..............        7,796
        20   Precision Castparts Corp. .......        1,062
                                                -----------
                                                     42,871
                                                -----------
             BEER, LIQUOR & TOBACCO - 2.9%
     8,000   Altria Group, Inc. ..............      589,680
                                                -----------
             CELLULAR & WIRELESS - 1.7%
    12,050   SBC Communications, Inc. ........      288,839
     1,600   Telephone & Data Systems,
               Inc. ..........................       62,400
                                                -----------
                                                    351,239
                                                -----------
             CHEMICALS & RUBBER - 2.4%
     3,700   PPG Industries, Inc. ............      219,003
     6,000   Sherwin-Williams Co. ............      264,420
                                                -----------
                                                    483,423
                                                -----------
             COMMERCIAL AIRCRAFT & COMPONENTS - 0.2%
       800   Rockwell Collins, Inc. ..........       38,656
                                                -----------
             COMMUNICATIONS UTILITIES - 0.6%
       400   Google, Inc., Class A *..........      126,584
                                                -----------
             CONSTRUCTION & HOMEBUILDING - 2.3%
     2,100   KB HOME..........................      153,720
     7,400   Pulte Homes, Inc. ...............      317,608
                                                -----------
                                                    471,328
                                                -----------
             CONSTRUCTION MATERIALS - 1.3%
     3,600   Vulcan Materials Co. ............      267,156
                                                -----------
             CONSUMER DURABLES - 0.0%
       110   Whirlpool Corp. .................        8,335
                                                -----------
             DRUGS & PHARMACEUTICALS - 0.9%
     3,260   Celgene Corp. *..................      177,083
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             ELECTRIC UTILITIES - 3.5%
     4,000   Entergy Corp. ...................  $   297,280
    10,500   PG&E Corp. ......................      412,125
                                                -----------
                                                    709,405
                                                -----------
             GAS & OTHER PUBLIC UTILITIES - 0.9%
       670   KeySpan Corp. ...................       24,643
     6,050   NiSource, Inc. ..................      146,712
                                                -----------
                                                    171,355
                                                -----------
             GOVERNMENT AIRCRAFT & DEFENSE - 1.6%
     8,600   Raytheon Co. ....................      326,972
                                                -----------
             HEALTH CARE & HOSPITAL - 3.4%
     1,400   Coventry Health Care, Inc. *.....      120,428
     1,300   Laboratory Corp. of America
               Holdings *.....................       63,323
     9,000   UnitedHealth Group, Inc. ........      505,800
                                                -----------
                                                    689,551
                                                -----------
             INFORMATION & SERVICES - 5.1%
     7,400   H&R Block, Inc. .................      177,452
     6,310   Moody's Corp. ...................      322,315
     7,300   Prudential Financial, Inc. ......      493,188
     1,160   Robert Half International,
               Inc. ..........................       41,284
                                                -----------
                                                  1,034,239
                                                -----------
             INSTRUMENTS - 2.0%
        50   Becton, Dickinson & Co. .........        2,622
     6,400   Johnson Controls, Inc. ..........      397,120
                                                -----------
                                                    399,742
                                                -----------
             INSURANCE - 5.6%
     1,220   ACE Ltd. ........................       57,425
     1,210   Allstate Corp. ..................       66,901
     1,900   Everest Re Group Ltd. ...........      186,010
     5,000   Loews Corp. .....................      462,050
     3,000   MGIC Investment Corp. ...........      192,600
     2,700   Torchmark Corp. .................      142,641
                                                -----------
                                                  1,107,627
                                                -----------
             INTEGRATED OIL COS. - 3.8%
       200   Amerada Hess Corp. ..............       27,500
     1,670   ChevronTexaco Corp. .............      108,099
     1,700   Exxon Mobil Corp. ...............      108,018
     6,200   Occidental Petroleum Corp. ......      529,666
                                                -----------
                                                    773,283
                                                -----------
             IT HARDWARE - 5.8%
     9,300   Marvell Technology Group Ltd.
               *..............................      428,823
    21,949   Motorola, Inc. ..................      484,853
     2,240   Texas Instruments, Inc. .........       75,936
     9,800   The DIRECTV Group, Inc. *........      146,804
                                                -----------
                                                  1,136,416
                                                -----------

                                             Laudus Trust Semi-Annual Report  85
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             LAND & WATER TRANSPORTATION - 3.3%
     8,800   Burlington Northern Santa Fe
               Corp. .........................  $   526,240
     3,610   Norfolk Southern Corp. ..........      146,422
                                                -----------
                                                    672,662
                                                -----------
             METAL PRODUCTS & MACHINERY - 1.5%
     2,600   Black & Decker Corp. ............      213,434
     1,920   Dover Corp. .....................       78,317
                                                -----------
                                                    291,751
                                                -----------
             MISCELLANEOUS FINANCE - 3.6%
     1,200   Chicago Mercantile Exchange......      404,760
       770   JPMorgan Chase & Co. ............       26,126
     4,600   Merrill Lynch & Co., Inc. .......      282,210
                                                -----------
                                                    713,096
                                                -----------
             OIL & COAL RESOURCES - 6.6%
     5,600   Anadarko Petroleum Corp. ........      536,200
     3,700   Ultra Petroleum Corp. *..........      210,456
    12,300   XTO Energy, Inc. ................      557,436
                                                -----------
                                                  1,304,092
                                                -----------
             OIL DISTRIBUTION - 0.2%
       560   Sunoco, Inc. ....................       43,792
                                                -----------
             OIL DRILLING & SERVICES - 0.3%
     1,900   Patterson-UTI Energy, Inc. ......       68,552
                                                -----------
             PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 2.1%
    14,150   Hewlett-Packard Co. .............      413,180
                                                -----------
             PUBLISHING, BROADCASTING & CINEMA - 1.8%
     7,200   McGraw-Hill Cos., Inc. ..........      345,888
       230   The Walt Disney Co. .............        5,550
       140   Tribune Co. .....................        4,745
                                                -----------
                                                    356,183
                                                -----------
             REAL ESTATE INVESTMENT TRUSTS - 0.8%
     4,200   iStar Financial, Inc. ...........      169,806
                                                -----------
             RESTAURANTS, HOTELS & THEATERS - 2.8%
    18,370   Cendant Corp. ...................      379,157
     3,800   YUM! Brands, Inc. ...............      183,958
                                                -----------
                                                    563,115
                                                -----------
             RETAIL - 8.2%
     5,600   Chico's FAS, Inc. *..............      206,080
     6,600   Federated Department Stores,
               Inc. ..........................      441,341
    10,000   Home Depot, Inc. ................      381,400
     5,050   Lowe's Cos., Inc. ...............      325,220
     8,000   Nordstrom, Inc. .................      274,560
                                                -----------
                                                  1,628,601
                                                -----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             SOAPS & COSMETICS - 0.0%
       230   Ecolab, Inc. ....................  $     7,344
                                                -----------
             SOFTWARE - 2.7%
     4,019   Cognizant Technology Solutions
               Corp., Class A *...............      187,245
     5,600   Computer Sciences Corp. *........      264,936
     1,990   Fidelity National Financial,
               Inc. ..........................       88,595
                                                -----------
                                                    540,776
                                                -----------
             TEXTILES & APPAREL - 3.1%
    15,600   Coach, Inc. *....................      489,216
     2,200   VF Corp. ........................      127,534
                                                -----------
                                                    616,750
                                                -----------
             WHOLESALE - 2.3%
       400   Express Scripts, Inc. *..........       24,880
     6,500   McKesson Corp. ..................      308,425
     2,200   W.W. Grainger, Inc. .............      138,424
                                                -----------
                                                    471,729
                                                -----------
             TOTAL COMMON STOCK (COST
               $15,122,680)...................   18,971,854
                                                -----------
             REPURCHASE AGREEMENT - 5.4%
$1,087,136   Bear Stearns dated 9/30/05, due
               10/3/05 at 3.25% with a
               maturity value of $1,087,136
               (fully collateralized by U.S.
               Treasury Bond).................    1,087,136
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $1,087,136)....................    1,087,136
                                                -----------
             TOTAL INVESTMENTS (COST
               $16,209,816) (B) - 99.9%.......   20,058,990
             NET OTHER ASSETS (LIABILITIES) -
               0.1%...........................       27,082
                                                -----------
             NET ASSETS - 100.0%..............  $20,086,072
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $3,975,663
    Unrealized depreciation....................    (126,489)
                                                 ----------
    Net unrealized appreciation................  $3,849,174
                                                 ==========

86  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND as of 9/30/05 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 95.0%
            AGRICULTURE, FOOD & BEVERAGE - 4.8%
   2,700    Bunge Ltd. .......................  $   142,074
   5,700    Coca-Cola Co. ....................      246,183
  16,300    Sara Lee Corp. ...................      308,885
   3,800    Wm. Wrigley Jr. Co. ..............      273,144
                                                -----------
                                                    970,286
                                                -----------
            AUTOS - 0.2%
   1,300    General Motors Acceptance
              Corp. ..........................       39,793
                                                -----------
            BANKS & CREDIT INSTITUTIONS - 7.5%
   4,710    American Express Co. .............      270,542
  11,400    E*TRADE Financial Corp. *.........      200,640
   8,600    Fifth Third Bancorp...............      315,878
   4,500    Freddie Mac.......................      254,070
   3,900    New York Community Bancorp,
              Inc. ...........................       63,960
   9,800    North Fork Bancorporation,
              Inc. ...........................      249,900
   6,500    Popular, Inc. ....................      157,430
                                                -----------
                                                  1,512,420
                                                -----------
            BASIC MINERALS & METALS - 1.7%
   7,200    Newmont Mining Corp. .............      339,624
                                                -----------
            BEER, LIQUOR & TOBACCO - 1.3%
   6,260    Anheuser-Busch Cos., Inc. ........      269,430
                                                -----------
            BIOTECHNOLOGY - 0.1%
     600    MedImmune, Inc. *.................       20,190
                                                -----------
            CELLULAR & WIRELESS - 1.1%
   8,940    Sprint Corp. .....................      212,593
                                                -----------
            COMMUNICATIONS UTILITIES - 2.1%
     380    NTL, Inc. *.......................       25,384
  12,200    Verizon Communications, Inc. .....      398,818
      70    Yahoo!, Inc. *....................        2,369
                                                -----------
                                                    426,571
                                                -----------
            CONSUMER DURABLES - 0.4%
     800    Harman International Industries,
              Inc. ...........................       81,816
                                                -----------
            DRUGS & PHARMACEUTICALS - 5.6%
   2,500    Barr Pharmaceuticals, Inc. *......      137,300
   7,700    Eli Lilly & Co. ..................      412,104
   7,100    Forest Laboratories, Inc. *.......      276,687
   5,400    Pfizer, Inc. .....................      134,838
   2,900    Sepracor, Inc. *..................      171,071
                                                -----------
                                                  1,132,000
                                                -----------
            ELECTRIC UTILITIES - 3.8%
  15,100    AES Corp. *.......................      248,093
   5,700    Progress Energy, Inc. ............      255,075
   7,227    Southern Co. .....................      258,438
                                                -----------
                                                    761,606
                                                -----------
            FINANCIAL INVESTMENTS - 4.2%
  25,300    General Electric Co. .............      851,851
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            FURNITURE & HOUSEHOLD ITEMS - 2.2%
  10,500    International Game Technology.....  $   283,500
  10,090    Mattel, Inc. .....................      168,301
                                                -----------
                                                    451,801
                                                -----------
            GAS & OTHER PUBLIC UTILITIES - 2.0%
  28,600    El Paso Corp. ....................      397,540
                                                -----------
            HEALTH CARE & HOSPITAL - 1.0%
  17,700    Tenet Healthcare Corp. *..........      198,771
                                                -----------
            INFORMATION & SERVICES - 3.4%
   4,900    Apollo Group, Inc., Class A *.....      325,311
   9,400    Paychex, Inc. ....................      348,552
                                                -----------
                                                    673,863
                                                -----------
            INSTRUMENTS - 5.0%
   6,200    Medtronic, Inc. ..................      332,444
   6,000    Stryker Corp. ....................      296,580
     100    Varian Medical Systems, Inc. *....        3,951
   5,400    Zimmer Holdings, Inc. *...........      372,006
                                                -----------
                                                  1,004,981
                                                -----------
            INSURANCE - 5.7%
   1,600    Jefferson-Pilot Corp. ............       81,872
  14,600    Marsh & McLennan Cos., Inc. ......      443,694
   4,400    Progressive Corp. ................      460,988
   4,200    Willis Group Holdings Ltd. .......      157,710
                                                -----------
                                                  1,144,264
                                                -----------
            IT HARDWARE - 8.2%
  12,800    Altera Corp. *....................      244,608
   4,900    Comverse Technology, Inc. *.......      128,723
   6,600    KLA-Tencor Corp. .................      321,816
  12,400    Linear Technology Co. ............      466,116
   1,100    Maxim Integrated Products,
              Inc. ...........................       46,915
   8,977    Microchip Technology, Inc. .......      270,387
   3,100    QUALCOMM, Inc. ...................      138,725
   1,200    Xilinx, Inc. .....................       33,420
                                                -----------
                                                  1,650,710
                                                -----------
            LAND & WATER TRANSPORTATION - 2.9%
   1,904    Expeditors International of
              Washington, Inc.................      108,109
   6,800    United Parcel Service, Inc., Class
              B...............................      470,084
                                                -----------
                                                    578,193
                                                -----------
            MISCELLANEOUS FINANCE - 4.6%
   3,000    Bear Stearns Companies, Inc. .....      329,250
   4,000    Goldman Sachs Group, Inc. ........      486,320
   1,840    Morgan Stanley....................       99,250
                                                -----------
                                                    914,820
                                                -----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.1%
   1,000    EMC Corp. *.......................       12,940
   1,100    Lexmark International, Inc., Class
              A *.............................       67,155
   6,036    Network Appliance, Inc. *.........      143,295
                                                -----------
                                                    223,390
                                                -----------

                                             Laudus Trust Semi-Annual Report  87
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
(Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            PUBLISHING, BROADCASTING & CINEMA - 1.4%
   2,150    Interpublic Group of Cos., Inc.
              *...............................  $    25,026
  37,700    Sirius Satellite Radio, Inc. *....      246,935
                                                -----------
                                                    271,961
                                                -----------
            REAL ESTATE INVESTMENT TRUSTS - 6.4%
   2,300    Avalonbay Communities, Inc. ......      197,110
   6,240    Equity Residential................      236,184
   6,500    General Growth Properties,
              Inc. ...........................      292,045
     800    Kimco Realty Corp. ...............       25,136
   6,800    Plum Creek Timber Co. ............      257,788
   3,700    Simon Property Group, Inc. .......      274,244
                                                -----------
                                                  1,282,507
                                                -----------
            RESTAURANTS, HOTELS & THEATERS - 1.8%
   7,200    Starbucks Corp. *.................      360,720
                                                -----------
            RETAIL - 9.3%
   6,400    Amazon.com, Inc. *................      289,920
   8,400    Costco Wholesale Corp. ...........      361,956
  13,700    eBay, Inc. *......................      564,440
   3,100    Tiffany & Co. ....................      123,287
   5,650    Wal-Mart Stores, Inc. ............      247,583
   2,000    Whole Foods Market, Inc. .........      268,900
                                                -----------
                                                  1,856,086
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            SOAPS & COSMETICS - 0.7%
   2,630    Clorox Co. .......................  $   146,070
                                                -----------
            SOFTWARE - 3.3%
   7,300    Electronic Arts, Inc. *...........      415,297
   9,700    Microsoft Corp. ..................      249,581
                                                -----------
                                                    664,878
                                                -----------
            TEXTILES & APPAREL - 1.2%
   5,800    Cintas Corp. .....................      238,090
                                                -----------
            WHOLESALE - 2.0%
   3,100    Patterson Cos., Inc. *............      124,093
   8,700    Sysco Corp. ......................      272,919
                                                -----------
                                                    397,012
                                                -----------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS
              $18,781,311) - 95.0%............  $19,073,837
                                                ===========

---------------

* Non-income producing security.

88  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A) as of 9/30/05 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 88.9%
             AUSTRIA - 0.3%
             Oil Distribution - 0.3%
     1,600   OMV AG...........................  $    95,002
                                                -----------
             BELGIUM - 0.8%
             Banks & Credit Institutions - 0.2%
     2,500   Fortis...........................       72,253
                                                -----------
             Financial Investments - 0.4%
       600   Almancora Comm. Va...............       59,304
       200   Compagnie Nationale a
               Portefeuille/ Nationale
               Portefeuille Maatschappij......       54,317
                                                -----------
                                                    113,621
                                                -----------
             Retail - 0.2%
       900   Delhaize Group...................       53,233
                                                -----------
                                                    239,107
                                                -----------
             DENMARK - 0.4%
             Insurance - 0.2%
       600   Topdanmark A/S *.................       47,743
                                                -----------
             Land & Water Transportation - 0.2%
         8   A P Moller - Maersk A/S..........       81,697
                                                -----------
                                                    129,440
                                                -----------
             FINLAND - 0.4%
             Cellular & Wireless - 0.1%
     2,000   Elisa Corp. .....................       34,561
                                                -----------
             Chemicals & Rubber - 0.0%
       738   Kemira Oyj.......................       10,447
                                                -----------
             Forest Products & Paper - 0.2%
     1,800   Metso Oyj........................       45,662
                                                -----------
             Metal Products & Machinery - 0.1%
       829   Wartsila Oyj, Class B............       26,400
                                                -----------
                                                    117,070
                                                -----------
             FRANCE - 2.3%
             Autos - 0.3%
     1,200   PSA Peugeot Citroen..............       81,476
                                                -----------
             Banks & Credit Institutions - 0.4%
       400   Natexis Banques Populaires.......       60,325
       400   Societe Generale.................       45,641
                                                -----------
                                                    105,966
                                                -----------
             Construction Materials - 0.2%
       900   Compagnie de Saint-Gobain........       51,763
        43   SA des Ciments Vicat.............        7,234
                                                -----------
                                                     58,997
                                                -----------
             Financial Investments - 0.1%
        81   Societe Fonciere Financiere et de
               Participations (FFP)...........       18,689
                                                -----------
             Insurance - 0.0%
       200   CNP Assurances...................       13,411
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             IT Hardware - 0.1%
     2,100   Thomson..........................  $    43,658
                                                -----------
             Land & Water Transportation - 0.2%
       400   Bollore Investissement...........       57,201
                                                -----------
             Metal Products & Machinery - 0.1%
       453   Valeo SA.........................       18,824
                                                -----------
             Publishing, Broadcasting & Cinema - 0.2%
     9,000   Havas SA.........................       45,641
                                                -----------
             Restaurants, Hotels & Theaters - 0.2%
     2,000   Elior............................       27,759
       920   Sodexho Alliance SA..............       34,726
                                                -----------
                                                     62,485
                                                -----------
             Retail - 0.1%
       449   Rallye SA........................       21,216
                                                -----------
             Software - 0.3%
       800   Atos Orgin SA *..................       56,576
     1,500   Cap Gemini SA *..................       58,368
                                                -----------
                                                    114,944
                                                -----------
             Wholesale - 0.1%
       600   Casino Guichard-Perrachon SA.....       42,540
                                                -----------
                                                    685,048
                                                -----------
             GERMANY - 2.1%
             Banks & Credit Institutions - 0.1%
     6,544   Bankgesellschaft Berlin AG *.....       23,513
                                                -----------
             Basic Minerals & Metals - 0.2%
     3,500   ThyssenKrupp AG..................       73,184
                                                -----------
             Chemicals & Rubber - 0.2%
       715   Linde AG.........................       52,773
                                                -----------
             Construction & Homebuilding - 0.1%
     3,000   GEA Group AG *...................       34,321
                                                -----------
             Drugs & Pharmaceuticals - 0.3%
     1,500   Degussa AG.......................       66,225
       600   Merck KGaA.......................       50,400
                                                -----------
                                                    116,625
                                                -----------
             Electric Utilities - 0.3%
     1,200   Energie Baden-Wuerttemberg AG....       74,986
                                                -----------
             Gas & Other Public Utilities - 0.3%
     1,200   RWE AG...........................       79,313
                                                -----------
             Health Care & Hospital - 0.3%
       600   Fresenius Medical Care AG........       54,654
       600   Rhoen-Klinikum AG................       22,784
                                                -----------
                                                     77,438
                                                -----------
             Instruments - 0.1%
       228   Fresenius AG.....................       29,098
                                                -----------
             IT Hardware - 0.2%
     6,000   Infineon Technologies AG *.......       58,908
                                                -----------
                                                    620,159
                                                -----------

                                             Laudus Trust Semi-Annual Report  89
See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             IRELAND - 0.8%
             Agriculture, Food & Beverage - 0.2%
     2,700   Kerry Group plc..................  $    63,108
                                                -----------
             Banks & Credit Institutions - 0.3%
     4,000   Allied Irish Banks plc (AIB).....       85,081
                                                -----------
             Insurance - 0.2%
     1,200   FBD Holdings plc.................       47,789
                                                -----------
             Wholesale - 0.1%
     2,000   DCC plc..........................       40,137
                                                -----------
                                                    236,115
                                                -----------
             ITALY - 2.1%
             Autos - 0.2%
    12,000   IFIL - Finanziaria di
               Partecipazioni S.p.A. .........       53,644
                                                -----------
             Banks & Credit Institutions - 1.0%
    16,000   Banca Intesa S.p.A. .............       74,555
    12,682   Banca Monte dei Paschi di Siena
               S.p.A. ........................       56,236
     2,700   Banche Popolari Unite Scrl.......       54,801
     4,000   Bipielle Investimenti S.p.A. ....       28,913
    12,000   Capitalia S.p.A. ................       65,613
                                                -----------
                                                    280,118
                                                -----------
             Communications Utilities - 0.1%
    12,000   Telecom Italia S.p.A. ...........       39,007
                                                -----------
             Electric Utilities - 0.1%
    12,000   ASM Brescia S.p.A. ..............       38,178
                                                -----------
             Gas & Other Public Utilities - 0.2%
     9,000   Snam Rete Gas S.p.A. ............       52,454
                                                -----------
             Insurance - 0.1%
     1,191   Fondiaria-Sai S.p.A. ............       36,139
                                                -----------
             Land & Water Transportation - 0.1%
     1,600   Autostrada Torino-Milano
               S.p.A. ........................       32,879
                                                -----------
             Oil Distribution - 0.2%
     2,400   ERG S.p.A. ......................       66,334
                                                -----------
             Publishing, Broadcasting & Cinema - 0.1%
    12,000   C.I.R. S.p.A. - Compagnie
               Industriali Riunite............       36,484
                                                -----------
                                                    635,237
                                                -----------
             JAPAN - 22.5%
             Banks & Credit Institutions - 3.3%
     8,000   77th Bank Ltd. ..................       58,784
     1,300   Acom Co., Ltd. ..................       94,379
    10,000   Bank of Fukuoka Ltd. ............       72,070
     5,000   Chugoku Bank Ltd. ...............       68,106
    10,000   Daishi Bank Ltd. ................       48,458
    10,000   Hokkoku Bank Ltd. ...............       46,872
     7,000   Hyakugo Bank Ltd. ...............       47,551
        12   Mitsubishi Tokyo Financial Group,
               Inc. ..........................      154,645
     4,000   San-in Godo Bank Ltd. ...........       41,339
     6,000   Shiga Bank Ltd. .................       41,921

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Banks & Credit Institutions continued
        15   Sumitomo Mitsui Financial Group,
               Inc. ..........................  $   141,410
    16,000   Sumitomo Trust & Banking Co.,
               Ltd. ..........................      131,665
                                                -----------
                                                    947,200
                                                -----------
             Basic Minerals & Metals - 0.9%
    10,000   Fujikura Ltd. ...................       61,322
     6,000   Hitachi Cable Ltd. ..............       24,370
    20,000   Nisshin Steel Co., Ltd. .........       69,075
     9,000   Sumitomo Electric Industries
               Ltd. ..........................      121,321
                                                -----------
                                                    276,088
                                                -----------
             Beer, Liquor & Tobacco - 1.2%
     6,400   Asahi Breweries Ltd. ............       81,029
         9   Japan Tobacco, Inc. .............      141,938
    13,000   Kirin Brewery Co., Ltd. .........      143,172
                                                -----------
                                                    366,139
                                                -----------
             Chemicals & Rubber - 1.5%
    17,000   Asahi Kasie Corp. ...............       92,863
     5,000   Bridgestone Corp. ...............      107,048
    16,000   Dainippon Ink & Chemicals,
               Inc. ..........................       52,582
    27,000   Mitsubishi Chemical Corp. .......       89,445
    11,000   Mitsui Chemicals, Inc. ..........       64,934
    12,000   Tosoh Corp. .....................       51,066
                                                -----------
                                                    457,938
                                                -----------
             Communications Utilities - 0.4%
        22   Nippon Telegraph & Telephone
               Corp. (NTT)....................      108,159
                                                -----------
             Construction & Homebuilding - 1.8%
     7,000   Daiwa House Industry Co.,
               Ltd. ..........................       91,586
     5,000   Jgc Corp. .......................       91,410
    16,000   Kajima Corp. ....................       76,123
     6,000   Kinden Corp. ....................       51,806
    11,000   Obayashi Corp. ..................       75,982
    13,000   Shimizu Corp. ...................       85,101
    18,000   Taisei Corp. ....................       74,062
                                                -----------
                                                    546,070
                                                -----------
             Construction Materials - 1.7%
    13,000   Asahi Glass Co., Ltd. ...........      136,415
     6,000   Central Glass Co., Ltd. .........       34,467
     5,000   JS Group Corp. ..................       85,154
     6,000   NGK Insulators Ltd. .............       76,282
     4,000   Nippon Electric Glass Co.,
               Ltd. ..........................       72,070
    12,000   Nippon Sheet Glass Co., Ltd. ....       54,026
     7,000   Toto Ltd. .......................       55,507
                                                -----------
                                                    513,921
                                                -----------
             Consumer Durables - 0.7%
     7,000   Matsushita Electric Industrial
               Co., Ltd. .....................      118,599
    18,000   NEC Corp. .......................       97,533
                                                -----------
                                                    216,132
                                                -----------

90  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Electric Utilities - 0.7%
       500   Chugoku Electric Power Co.,
               Inc. ..........................  $    10,308
     4,400   Kyushu Electric Power Co.,
               Inc. ..........................       97,885
     3,400   Shikoku Electric Power Co.,
               Inc. ..........................       73,692
     1,200   Tokyo Electric Power Co.,
               Inc. ..........................       30,344
                                                -----------
                                                    212,229
                                                -----------
             Furniture & Household Items - 0.7%
     6,000   Matsushita Electric Works
               Ltd. ..........................       59,630
     1,300   Sankyo Co., Ltd. ................       68,493
    12,000   Sekisui Chemical Co., Ltd. ......       85,533
                                                -----------
                                                    213,656
                                                -----------
             Gas & Other Public Utilities - 0.4%
    26,000   Tokyo Gas Co., Ltd. .............      105,604
                                                -----------
             Information & Services - 0.1%
       900   Autobacs Seven Co., Ltd. ........       35,128
                                                -----------
             Insurance - 0.8%
         7   Millea Holdings, Inc. ...........      112,247
    11,000   Mitsui Sumitomo Insurance Co.,
               Ltd. ..........................      127,348
                                                -----------
                                                    239,595
                                                -----------
             IT Hardware - 0.6%
     1,100   Kyocera Corp. ...................       76,564
    10,000   Minebea Co., Ltd. ...............       41,233
     1,500   Nec Electronics Corp. ...........       49,956
                                                -----------
                                                    167,753
                                                -----------
             Land & Water Transportation - 0.6%
    13,000   Nippon Yusen Kabushiki Kaisha....       87,163
        26   West Japan Railway Co. ..........       98,273
                                                -----------
                                                    185,436
                                                -----------
             Metal Products & Machinery - 2.1%
     4,000   Amada Co., Ltd. .................       31,894
     1,400   Heiwa Corp. .....................       21,463
    23,000   Hitachi Ltd. ....................      145,700
    24,000   Mitsubishi Electric Corp. .......      153,727
    38,000   Mitsubishi Heavy Industries
               Ltd. ..........................      134,590
     4,000   NGK Spark Plug Co., Ltd. ........       57,974
       500   Sega Sammy Holdings, Inc. .......       19,736
       500   Sega Sammy Holdings, Inc. W/I *..       19,383
     3,600   Toyo Seikan Kaisha Ltd. .........       53,477
                                                -----------
                                                    637,944
                                                -----------
             Oil & Coal Resources - 0.3%
        12   Inpex Corp. .....................       93,145
                                                -----------
             Oil Distribution - 1.3%
    14,000   Cosmo Oil Co., Ltd. .............       75,859
    11,500   Nippon Mining Holdings, Inc. ....       91,189
    14,000   Nippon Oil Corp. ................      123,965
     7,000   TonenGeneral Sekiyu K.K..........       81,410
                                                -----------
                                                    372,423
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Photooptical, Micros & Office Machinery - 0.6%
     3,100   Fuji Photo Film Co., Ltd. .......  $   102,150
     8,500   Konica Minolta Holdings, Inc. ...       77,286
                                                -----------
                                                    179,436
                                                -----------
             Real Estate Development - 0.9%
     1,700   Daito Trust Construction Co.,
               Ltd. ..........................       74,441
    17,000   Hankyu Holdings, Inc. ...........       69,048
     9,000   Sekisui House Ltd. ..............      110,300
                                                -----------
                                                    253,789
                                                -----------
             Restaurants, Hotels & Theaters - 0.4%
     1,000   Nintendo Co., Ltd. ..............      116,652
                                                -----------
             Retail - 0.3%
     1,500   Aoyama Trading Co., Ltd. ........       42,291
        80   Seven & I Holdings Co., Ltd. *...        2,650
     4,000   Uny Co., Ltd. ...................       52,793
                                                -----------
                                                     97,734
                                                -----------
             Software - 0.4%
    18,000   Fujitsu Ltd. ....................      118,626
                                                -----------
             Textiles & Apparel - 0.1%
     3,000   Tokyo Style Co., Ltd. ...........       31,771
                                                -----------
             Trade Co. - 0.4%
    18,000   ITOCHU Corp. ....................      123,859
                                                -----------
             Wholesale - 0.3%
     7,000   Teikoku Oil Co., Ltd. ...........       75,551
                                                -----------
                                                  6,691,978
                                                -----------
             NETHERLANDS - 1.0%
             Agriculture, Food & Beverage - 0.2%
     1,000   CSM NV...........................       28,361
       600   Nutreco Holding NV...............       26,389
                                                -----------
                                                     54,750
                                                -----------
             Beer, Liquor & Tobacco - 0.1%
     1,000   Heineken NV......................       32,098
                                                -----------
             Chemicals & Rubber - 0.1%
       800   DSM NV...........................       31,427
                                                -----------
             Metal Products & Machinery - 0.1%
       600   Stork NV.........................       29,706
                                                -----------
             Oil Distribution - 0.1%
     1,400   Koninklijke Vopak NV.............       39,519
                                                -----------
             Publishing, Broadcasting & Cinema - 0.3%
     2,000   VNU NV...........................       62,850
                                                -----------
             Wholesale - 0.1%
     3,000   Buhrmann NV......................       36,231
                                                -----------
                                                    286,581
                                                -----------

                                             Laudus Trust Semi-Annual Report  91
See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             NORWAY - 0.5%
             Oil & Coal Resources - 0.5%
       761   Norsk Hydro ASA..................  $    85,191
     3,000   Statoil ASA......................       74,452
                                                -----------
                                                    159,643
                                                -----------
                                                    159,643
                                                -----------
             SPAIN - 1.8%
             Banks & Credit Institutions - 0.1%
       400   Banco de Andalucia...............       34,946
                                                -----------
             Beer, Liquor & Tobacco - 0.2%
     1,600   Altadis..........................       71,660
                                                -----------
             Construction & Homebuilding - 0.4%
     2,100   ACS, Actividades de Construccion
               y Servicios SA.................       61,197
       753   Fomento de Construcciones y
               Contratas SA...................       44,873
                                                -----------
                                                    106,070
                                                -----------
             Integrated Oil Cos. - 0.3%
     2,500   Repsol YPF SA....................       80,995
                                                -----------
             Oil Distribution - 0.3%
     1,500   Compania Espanola de Petroleos SA
               CEPSA).........................       81,656
                                                -----------
             Real Estate Development - 0.3%
       800   Corporacion Financiera Alba SA...       34,109
       338   Inmobiliaria Colonial............       20,512
     1,400   Inmobiliaria Urbis SA............       31,545
       712   TESTA, Inmuebles en Renta SA.....       17,283
                                                -----------
                                                    103,449
                                                -----------
             Wholesale - 0.2%
       900   Compania de Distribucion Integral
               Logista SA.....................       46,506
                                                -----------
                                                    525,282
                                                -----------
             SWEDEN - 0.9%
             Beer, Liquor & Tobacco - 0.2%
     4,000   Swedish Match AB.................       47,735
                                                -----------
             Cellular & Wireless - 0.1%
     2,000   Tele2 AB, Class B................       20,384
                                                -----------
             Financial Investments - 0.2%
     2,000   Ratos AB, Class B................       46,960
                                                -----------
             Government Aircraft & Defense - 0.0%
       604   Saab AB..........................       10,247
                                                -----------
             Health Care & Hospital - 0.2%
     2,000   Capio AB *.......................       39,478
     3,021   Gambro AB, Class A...............       45,795
                                                -----------
                                                     85,273
                                                -----------
             Information & Services - 0.2%
     3,000   Securitas, Class B...............       46,444
                                                -----------
                                                    257,043
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             SWITZERLAND - 2.1%
             Agriculture, Food & Beverage - 0.0%
        22   Barry Callebaut AG *.............  $     6,494
                                                -----------
             Banks & Credit Institutions - 0.1%
        90   St. Galler Kantonalbank..........       28,720
                                                -----------
             Biotechnology - 0.3%
       120   Serono SA, Class B...............       78,906
                                                -----------
             Chemicals & Rubber - 0.4%
       900   Ciba Specialty Chemicals AG......       53,094
     1,473   Clariant AG *....................       21,170
       400   Syngenta AG......................       41,879
                                                -----------
                                                    116,143
                                                -----------
             Construction Materials - 0.1%
       386   Holcim Ltd. .....................       25,635
                                                -----------
             Furniture & Household Items - 0.4%
     1,800   Compagnie Financiere Richemont
               AG, Class A....................       71,279
       300   Swatch Group AG, Class B.........       41,331
                                                -----------
                                                    112,610
                                                -----------
             Insurance - 0.4%
       900   Baloise Holding AG, Class R......       45,202
       300   Swiss Life Holding *.............       42,466
       833   Swiss Re.........................       54,710
                                                -----------
                                                    142,378
                                                -----------
             Metal Products & Machinery - 0.4%
       100   Schindler Holding AG.............       39,793
       160   SIG Holding AG...................       40,766
       200   Unaxis Holding AG *..............       26,472
                                                -----------
                                                    107,031
                                                -----------
                                                    617,917
                                                -----------
             UNITED KINGDOM - 6.1%
             Basic Minerals & Metals - 0.2%
    50,000   Corus Group plc..................       45,413
                                                -----------
             Beer, Liquor & Tobacco - 0.5%
     4,800   Gallaher Group plc...............       74,495
     4,500   SABMiller plc....................       87,219
                                                -----------
                                                    161,714
                                                -----------
             Communications Utilities - 0.1%
    27,000   COLT Telecom Group plc *.........       28,570
                                                -----------
             Construction & Homebuilding - 0.5%
     2,700   Barratt Developments plc.........       35,976
       773   Bellway plc......................       11,935
       773   Berkeley Group Holdings plc *....       11,847
     2,274   George Wimpey plc................       17,165
     1,688   Persimmon plc....................       25,542
     6,000   Taylor Woodrow plc...............       34,311
       565   Wilson Bowden plc................       11,618
                                                -----------
                                                    148,394
                                                -----------
             Drugs & Pharmaceuticals - 0.2%
     4,800   Shire Pharmaceuticals plc........       58,368
                                                -----------

92  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Electric Utilities - 0.0%
         0   National Grid plc................  $         1
                                                -----------
             Financial Investments - 0.2%
     4,800   3I Group plc.....................       66,368
                                                -----------
             Government Aircraft & Defense - 0.2%
    10,000   BAE Systems plc..................       60,580
                                                -----------
             Information & Services - 0.3%
     8,000   First Choice Holidays plc........       29,875
     7,000   Yell Group plc...................       59,042
                                                -----------
                                                     88,917
                                                -----------
             Insurance - 0.9%
     6,400   Aviva plc........................       70,261
    15,000   Friends Provident plc............       49,469
    10,667   Henderson Group plc *............       12,604
    25,000   Old Mutual plc...................       61,175
    28,000   Royal & Sun Alliance Insurance
               Group plc......................       47,900
                                                -----------
                                                    241,409
                                                -----------
             IT Hardware - 0.1%
    12,000   Carphone Warehouse...............       42,115
                                                -----------
             Land & Water Transportation - 0.3%
     1,203   Arriva plc.......................       12,465
     2,400   Exel plc.........................       51,935
     6,000   FirstGroup plc...................       34,919
                                                -----------
                                                     99,319
                                                -----------
             Miscellaneous Finance - 0.7%
     8,000   Amvescap plc.....................       51,921
    12,000   Panmure Gordon & Co., plc *......       37,829
     9,000   Prudential plc...................       81,663
                                                -----------
                                                    171,413
                                                -----------
             Oil & Coal Resources - 0.6%
     9,000   BG Group plc.....................       85,393
     3,000   Xstrata plc......................       77,722
                                                -----------
                                                    163,115
                                                -----------
             Oil Drilling & Services - 0.1%
     6,000   AMEC plc.........................       38,517
                                                -----------
             Publishing, Broadcasting & Cinema - 0.1%
     3,600   Trinity Mirror plc...............       38,126
                                                -----------
             Real Estate Development - 0.5%
     2,739   British Land Co., plc............       45,431
     2,800   Enterprise Inns plc..............       41,603
     1,664   Hammerson plc....................       27,336
     1,783   Land Securities Group plc........       46,508
                                                -----------
                                                    160,878
                                                -----------
             Restaurants, Hotels & Theaters - 0.3%
    10,000   Hilton Group plc.................       55,466
     1,529   Whitbread plc....................       25,606
     1,000   Wolverhampton & Dudley Breweries
               plc............................       20,863
                                                -----------
                                                    101,935
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Retail - 0.2%
     2,400   Associated British Foods plc.....  $    34,814
     8,000   Somerfield plc...................       27,865
                                                -----------
                                                     62,679
                                                -----------
             Software - 0.1%
     9,000   LogicaCMG plc....................       27,936
                                                -----------
                                                  1,805,767
                                                -----------
             UNITED STATES - 44.8%
             Agriculture, Food & Beverage - 1.0%
     1,900   Archer-Daniels-Midland Co. ......       46,854
     1,200   Dean Foods Co. *.................       46,632
     2,300   General Mills, Inc. .............      110,860
       500   Hansen Natural Corp. *...........       23,540
     1,450   Kellogg Co. .....................       66,889
                                                -----------
                                                    294,775
                                                -----------
             Airlines - 0.0%
       700   Continental Airlines, Inc., Class
               B *............................        6,762
                                                -----------
             Autos - 0.3%
       300   Miller Industries, Inc. *........        5,892
     1,300   PACCAR, Inc. ....................       88,257
                                                -----------
                                                     94,149
                                                -----------
             Banks & Credit Institutions - 2.9%
         9   Banc Corp. *.....................           97
     6,000   Bank of America Corp. ...........      252,600
     3,400   Bank of New York Co., Inc. ......       99,994
     1,400   Comerica, Inc. ..................       82,460
       200   First Regional Bancorp *.........       15,758
     2,500   KeyCorp..........................       80,625
     4,000   National City Corp. .............      133,760
     1,600   Regions Financial Corp. .........       49,792
       900   SunTrust Banks, Inc. ............       62,505
     1,670   Wells Fargo & Co. ...............       97,812
                                                -----------
                                                    875,403
                                                -----------
             Basic Minerals & Metals - 0.7%
     1,340   Allegheny Technologies, Inc. ....       41,513
     1,200   Freeport-McMoRan Copper & Gold,
               Inc. ..........................       58,309
       500   Lone Star Technologies, Inc. *...       27,795
        70   Phelps Dodge Corp. ..............        9,095
     1,000   Precision Castparts Corp. .......       53,100
       520   Walter Industries, Inc. .........       25,438
                                                -----------
                                                    215,250
                                                -----------
             Beer, Liquor & Tobacco - 0.4%
     1,600   Altria Group, Inc. ..............      117,936
                                                -----------
             Biotechnology - 1.1%
     2,200   Amgen, Inc. *....................      175,274
     1,300   Genentech, Inc. *................      109,473
       600   Invitrogen Corp. *...............       45,138
                                                -----------
                                                    329,885
                                                -----------

                                             Laudus Trust Semi-Annual Report  93
See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Cellular & Wireless - 1.0%
     1,600   Nextel Partners, Inc., Class A
               *..............................  $    40,160
     4,870   SBC Communications, Inc. ........      116,734
     5,900   Sprint Corp. ....................      140,302
       100   Telephone & Data Systems,
               Inc. ..........................        3,900
                                                -----------
                                                    301,096
                                                -----------
             Chemicals & Rubber - 1.1%
     1,800   Chemtura Corp. ..................       22,356
       700   Hexcel Corp. *...................       12,803
     1,350   Lyondell Chemical Co. ...........       38,637
     1,800   Monsanto Co. ....................      112,950
     1,500   PPG Industries, Inc. ............       88,785
     1,000   Sherwin-Williams Co. ............       44,070
                                                -----------
                                                    319,601
                                                -----------
             Commercial Aircraft & Components - 0.0%
       200   Rockwell Collins, Inc. ..........        9,664
                                                -----------
             Communications Utilities - 0.2%
       200   Google, Inc., Class A *..........       63,292
                                                -----------
             Construction & Homebuilding - 0.5%
       600   Brookfield Homes Corp. ..........       33,318
     1,200   D. R. Horton, Inc. ..............       43,464
       720   KB HOME..........................       52,704
       400   Pulte Homes, Inc. ...............       17,168
       280   Toll Brothers, Inc. *............       12,508
                                                -----------
                                                    159,162
                                                -----------
             Construction Materials - 0.3%
       710   Jarden Corp *....................       29,160
       800   Vulcan Materials Co. ............       59,368
                                                -----------
                                                     88,528
                                                -----------
             Consumer Durables - 0.0%
       120   Whirlpool Corp. .................        9,092
                                                -----------
             Drugs & Pharmaceuticals - 1.0%
     2,200   Celgene Corp. *..................      119,504
       320   Dade Behring Holdings, Inc. .....       11,731
     1,602   Genzyme Corp. *..................      114,767
       600   Immucor, Inc. *..................       16,464
       300   Lifecore Biomedical, Inc. *......        3,627
       500   United Therapeutics Corp. *......       34,900
                                                -----------
                                                    300,993
                                                -----------
             Electric Utilities - 1.3%
     1,500   Entergy Corp. ...................      111,480
     2,550   PG&E Corp. ......................      100,088
     1,600   TXU Corp. .......................      180,608
                                                -----------
                                                    392,176
                                                -----------
             Financial Investments - 0.1%
       300   Document Security Systems,
               Inc. *.........................        2,805
       400   SurModics, Inc. *................       15,476
                                                -----------
                                                     18,281
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Furniture & Household Items - 0.3%
       300   Genlyte Group, Inc. *............  $    14,424
       300   Lamson & Sessions Co. *..........        5,496
       500   Mikohn Gaming Corp. *............        6,645
     2,200   Newell Rubbermaid, Inc. .........       49,830
                                                -----------
                                                     76,395
                                                -----------
             Gas & Other Public Utilities - 0.4%
       300   Clean Harbors, Inc. *............       10,185
     1,300   KeySpan Corp. ...................       47,814
     2,200   NiSource, Inc. ..................       53,350
                                                -----------
                                                    111,349
                                                -----------
             Government Aircraft & Defense - 0.6%
     1,000   Boeing Co. ......................       67,950
       200   LaBarge, Inc. *..................        2,584
     3,000   Raytheon Co. ....................      114,060
                                                -----------
                                                    184,594
                                                -----------
             Health Care & Hospital - 1.4%
       400   Chemed Corp. ....................       17,336
     1,300   Coventry Health Care, Inc. *.....      111,826
       300   HealthTronics, Inc. *............        2,988
     5,200   UnitedHealth Group, Inc. ........      292,240
                                                -----------
                                                    424,390
                                                -----------
             Information & Services - 2.0%
       520   Ambassadors Group, Inc. .........       11,596
       600   American Retirement Corp. *......       11,298
       500   Arena Pharmaceuticals, Inc. *....        4,950
       300   Butler International, Inc. *.....        1,155
     1,200   Checkfree Corp. *................       45,384
        25   CRA International, Inc. *........        1,042
       800   Equifax, Inc. ...................       27,952
       300   Essex Corp. *....................        6,501
       600   Getty Images, Inc. *.............       51,624
     2,900   H&R Block, Inc. .................       69,542
       300   Hudson Highland Group, Inc. *....        7,491
       500   Labor Ready, Inc. *..............       12,825
       300   Layne Christensen Co. *..........        7,065
     1,430   Moody's Corp. ...................       73,044
       500   Pharmaceutical Product
               Development, Inc. *............       28,755
     2,300   Prudential Financial, Inc. ......      155,388
       300   Steiner Leisure Ltd. *...........       10,191
       400   TALX Corp. ......................       13,116
       900   Weight Watchers International,
               Inc. *.........................       46,422
        30   West Corp. *.....................        1,122
                                                -----------
                                                    586,463
                                                -----------
             Instruments - 1.3%
       230   Agilent Technologies, Inc. *.....        7,533
       200   American Science & Engineering,
               Inc. *.........................       13,118
       500   ArthroCare Corp. *...............       20,110
       100   Becton Dickinson & Co. ..........        5,243
       720   Checkpoint Systems, Inc. *.......       17,078

94  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Instruments continued
       540   Edwards Lifesciences Corp. *.....  $    23,981
       400   IRIS International, Inc. *.......        7,376
     1,600   Johnson Controls, Inc. ..........       99,280
       300   LoJack Corp. *...................        6,342
     2,800   Medtronic, Inc. .................      150,137
       500   MTS Systems Corp. ...............       18,885
       300   Natus Medical, Inc. *............        3,651
       130   Respironics, Inc. *..............        5,483
       900   Thoratec Corp. *.................       15,984
                                                -----------
                                                    394,201
                                                -----------
             Insurance - 1.3%
       550   ACE Ltd. ........................       25,889
       220   Allstate Corp. ..................       12,164
        10   Ambac Financial Group, Inc. .....          721
       600   Everest Re Group Ltd. ...........       58,740
       900   Loews Corp. .....................       83,168
       800   MGIC Investment Corp. ...........       51,360
       400   Philadelphia Consolidated Holding
               Corp. *........................       33,960
     1,000   Torchmark Corp. .................       52,830
       500   UnumProvident Corp. .............       10,250
       700   WellChoice, Inc. *...............       53,130
                                                -----------
                                                    382,212
                                                -----------
             Integrated Oil Cos. - 0.9%
     1,100   ConocoPhillips...................       76,901
       600   Murphy Oil Corp. ................       29,922
     1,880   Occidental Petroleum Corp. ......      160,608
                                                -----------
                                                    267,431
                                                -----------
             IT Hardware - 3.9%
     2,600   Advanced Micro Devices, Inc. *...       65,520
     1,565   Arris Group, Inc. *..............       18,561
       800   Broadcom Corp., Class A *........       37,528
       200   DIRECTV Group, Inc. *............        2,996
       800   Evergreen Solar, Inc. *..........        7,464
     2,200   Harris Corp. ....................       91,960
     5,900   Intel Corp. .....................      145,435
       600   Jabil Circuit, Inc. *............       18,552
     3,220   LSI Logic Corp. *................       31,717
     4,100   Marvell Technology Group Ltd.
               *..............................      189,051
     1,000   Microsemi Corp. *................       25,540
    11,820   Motorola, Inc. ..................      261,105
     1,300   NVIDIA Corp. *...................       44,564
     1,020   On Semiconductor Corp. *.........        5,273
     1,700   Powerwave Technologies, Inc. *...       22,083
     4,500   Texas Instruments, Inc. .........      152,550
       308   Trident Microsystems, Inc. *.....        9,797
                                                -----------
                                                  1,129,696
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Land & Water Transportation - 0.9%
     2,280   Burlington Northern Santa Fe
               Corp. .........................  $   136,344
       600   CNF, Inc. .......................       31,500
     2,180   Norfolk Southern Corp. ..........       88,421
                                                -----------
                                                    256,265
                                                -----------
             Mainframe & Minicomputers - 0.5%
     2,500   Apple Computer, Inc. *...........      134,025
                                                -----------
             Metal Products & Machinery - 1.2%
       350   Black & Decker Corp. ............       28,732
     3,000   Caterpillar, Inc. ...............      176,250
     1,800   Dover Corp. .....................       73,422
       600   ESCO Technologies, Inc. *........       30,042
       400   Flow International Corp. *.......        3,088
       443   Intevac, Inc. *..................        4,567
       800   JLG Industries, Inc. ............       29,272
                                                -----------
                                                    345,373
                                                -----------
             Miscellaneous Finance - 1.0%
        90   BKF Capital Group, Inc. .........        2,784
       350   Chicago Mercantile Exchange......      118,055
       100   Franklin Resources, Inc. ........        8,396
       600   Legg Mason, Inc. ................       65,814
     1,700   Merrill Lynch & Co., Inc. .......      104,295
                                                -----------
                                                    299,344
                                                -----------
             Oil & Coal Resources - 1.8%
       500   Abraxas Petroleum Corp. *........        3,965
     1,100   Anadarko Petroleum Corp. ........      105,325
         2   Atlas America, Inc. *............           98
       400   Berry Petroleum Co. .............       26,676
       400   Callon Petroleum Co. *...........        8,372
       400   Noble Energy, Inc. ..............       18,760
       400   Peabody Energy Corp. ............       33,740
       900   Plains Exploration & Product Co.
               *..............................       38,538
       200   PrimeEnergy Corp. *..............        9,802
       300   Resource America, Inc., Class
               A..............................        5,319
       500   Southwestern Energy Co. *........       36,700
       400   Tri-Valley Corp. *...............        3,980
     1,100   Ultra Petroleum Corp. *..........       62,568
       400   Vintage Petroleum, Inc. .........       18,264
     3,732   XTO Energy, Inc. ................      169,134
                                                -----------
                                                    541,241
                                                -----------
             Oil Distribution - 0.5%
     1,000   Sunoco, Inc. ....................       78,200
       500   Valero Energy Corp. .............       56,530
                                                -----------
                                                    134,730
                                                -----------
             Oil Drilling & Services - 3.7%
       200   Atwood Oceanics, Inc. *..........       16,842
     1,800   Baker Hughes, Inc. ..............      107,424
       600   Cal Dive International, Inc. *...       38,046
     1,000   Diamond Offshore Drilling,
               Inc. ..........................       61,250
     1,200   ENSCO International, Inc. .......       55,908
     1,800   Global Industries Ltd. *.........       26,532
     1,400   Grant Prideco, Inc. *............       56,910

                                             Laudus Trust Semi-Annual Report  95
See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Oil Drilling & Services continued
     2,300   Grey Wolf, Inc. *................  $    19,389
     2,100   Halliburton Co. .................      143,893
     1,000   McDermott International, Inc.
               *..............................       36,610
     1,200   Nabors Industries Ltd. *.........       86,196
       769   National-Oilwell, Inc. *.........       50,600
     1,100   Noble Corp. .....................       75,306
     1,790   Patterson-UTI Energy, Inc. ......       64,583
       300   Pioneer Drilling Co. *...........        5,856
       383   Pride International, Inc. *......       10,919
     1,100   Rowan Cos., Inc. ................       39,039
       700   RPC, Inc. .......................       18,032
     1,200   Superior Energy Services, Inc.
               *..............................       27,708
     2,300   Transocean, Inc. *...............      141,013
       300   W-H Energy Services, Inc. *......        9,726
                                                -----------
                                                  1,091,782
                                                -----------
             Photooptical, Micros & Office Machinery - 0.8%
       900   EMC Corp. *......................       11,646
     4,700   Hewlett-Packard Co. .............      137,240
       800   M-Systems Flash Disk Pioneers
               Ltd. *.........................       23,936
     1,100   NCR Corp. *......................       35,101
     1,020   UNOVA, Inc. *....................       35,680
       700   VASCO Data Security
               International, Inc. *..........        6,349
                                                -----------
                                                    249,952
                                                -----------
             Publishing, Broadcasting & Cinema - 0.6%
       500   Central European Media
               Enterprises Ltd., Class A *....       26,405
     2,340   McGraw-Hill Cos., Inc. ..........      112,414
     3,900   Sirius Satellite Radio, Inc. *...       25,545
       300   Tribune Co. .....................       10,167
        70   Walt Disney Co. .................        1,689
       100   XM Satellite Radio Holdings,
               Inc., Class A *................        3,591
                                                -----------
                                                    179,811
                                                -----------
             Real Estate Development - 0.0%
       200   St Joe Co. ......................       12,490
                                                -----------
             Real Estate Investment Trusts - 0.0%
       300   iStar Financial, Inc. ...........       12,129
                                                -----------
             Restaurants, Hotels & Theaters - 0.9%
     6,480   Cendant Corp. ...................      133,747
     1,600   Denny's Corp. *..................        6,640
       300   Famous Dave's of America, Inc.
               *..............................        3,576
       400   Mgm Mirage *.....................       17,508
       400   Monarch Casino & Resort, Inc.
               *..............................        6,796
       600   Penn National Gaming, Inc. *.....       18,666
       500   Station Casinos, Inc. ...........       33,180
       900   Yum! Brands, Inc. ...............       43,569
                                                -----------
                                                    263,682
                                                -----------
             Retail - 4.4%
     1,300   7-Eleven, Inc. *.................       46,293
       900   Abercrombie & Fitch Co., Class
               A..............................       44,865

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Retail continued
       150   Advance Auto Parts, Inc. *.......  $     5,802
       110   American Eagle Outfitters,
               Inc. ..........................        2,588
       170   Barnes & Noble, Inc. ............        6,409
       900   bebe stores, Inc.................       15,750
       100   Best Buy Co., Inc. ..............        4,353
     2,800   Caremark Rx, Inc. *..............      139,804
     2,100   Chico's FAS, Inc. *..............       77,280
       500   Children's Place Retail Stores,
               Inc. *.........................       17,820
     6,440   CVS Corp. .......................      186,824
     1,300   Federated Department Stores,
               Inc. ..........................       86,931
       930   GSI Commerce, Inc. *.............       18,507
     3,700   Home Depot, Inc. ................      141,118
     1,800   J.C. Penney Co., Inc. ...........       85,356
     1,860   Lowe's Cos., Inc. ...............      119,784
     4,400   Nordstrom, Inc. .................      151,008
     1,050   O'Reilly Automotive, Inc. *......       29,589
     2,400   Office Depot, Inc. *.............       71,280
       800   Restoration Hardware, Inc. *.....        5,056
       500   Tractor Supply Co. *.............       22,825
       230   United Retail Group, Inc. *......        1,757
                                                -----------
                                                  1,280,999
                                                -----------
             Software - 2.3%
     1,627   Activision, Inc. *...............       33,272
       900   Allscripts Healthcare Solution,
               Inc. *.........................       16,218
     1,000   Amdocs Ltd. *....................       27,730
     1,200   Autodesk, Inc. ..................       55,728
     2,300   BMC Software, Inc. *.............       48,530
        70   Bottomline Technologies, Inc.
               *..............................        1,056
       500   Cerner Corp. *...................       43,465
     2,200   Cognizant Technology Solutions
               Corp. *........................      102,499
     1,700   Computer Sciences Corp. *........       80,427
       900   Convera Corp. *..................       12,690
     1,400   Entrust, Inc. *..................        7,840
       160   Fidelity National Financial,
               Inc. ..........................        7,123
     1,619   Informatica Corp. *..............       19,460
       870   Internet Security Systems *......       20,889
       245   ManTech International Corp.,
               Class A *......................        6,470
       570   McAfee, Inc. *...................       17,909
     1,700   Micromuse, Inc. *................       13,396
     1,300   Openwave Systems, Inc. *.........       23,374
     3,700   Oracle Corp. *...................       45,843
       680   Radiant Systems, Inc. *..........        7,018
       100   Sybase, Inc. *...................        2,342
       900   TriZetto Group, Inc. *...........       12,708
       500   Ultimate Software Group, Inc.
               *..............................        9,210
     4,010   WebMD Corp. *....................       44,431
       300   Websense, Inc. *.................       15,363
       500   Witness Systems, Inc. *..........       10,445
                                                -----------
                                                    685,436
                                                -----------

96  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements - Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             Textiles & Apparel - 0.9%
     4,800   Coach, Inc. *....................  $   150,528
       506   K-Swiss, Inc., Class A...........       14,962
       600   Phillips-Van Heusen Corp. .......       18,612
       900   Polo Ralph Lauren Corp. .........       45,270
       600   VF Corp. ........................       34,782
                                                -----------
                                                    264,154
                                                -----------
             Wholesale - 1.3%
       147   Aristotle Corp. *................        1,069
     2,400   Cardinal Health, Inc. ...........      152,255
     1,623   Express Scripts, Inc. *..........      100,951
     1,800   McKesson Corp. ..................       85,410
       200   Omnicare, Inc. ..................       11,246
       700   W.W. Grainger, Inc. .............       44,044
       100   WESCO International, Inc. *......        3,387
                                                -----------
                                                    398,362
                                                -----------
                                                 13,302,551
                                                -----------
             TOTAL COMMON STOCK
               (COST $22,706,726).............   26,403,940
                                                -----------
             REPURCHASE AGREEMENT - 17.7%
             UNITED STATES - 17.7%
$5,247,139   Bear Stearns dated 9/30/05, due
               10/3/05 at 3.25% with a
               maturity value of $5,248,560
               (fully collateralized by U.S.
               Treasury Bond).................    5,247,139
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $5,247,139)....................    5,247,139
                                                -----------
             TOTAL INVESTMENTS (COST
               $27,953,865) (B) - 106.6%......   31,651,079
             NET OTHER ASSETS (LIABILITIES) -
               (6.6)%.........................   (1,964,765)
                                                -----------
             NET ASSETS - 100.0%..............  $29,686,314
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation....................  $3,935,066
    Unrealized depreciation....................    (237,852)
                                                 ----------
    Net unrealized appreciation................  $3,697,214
                                                 ==========

FOREIGN CURRENCY EXCHANGE CONTRACTS

                                        CONTRACT        UNREALIZED
                         DELIVERY        AMOUNT        APPRECIATION/
                           DATE     (LOCAL CURRENCY)   DEPRECIATION
                         --------   ----------------   -------------
Receive Euro in
  Exchange for 7,233
  U.S. Dollars           10/3/05           6,000         $    (22)
Receive Japanese Yen in
  Exchange for 147,220
  U.S. Dollars           10/3/05      16,683,000             (185)
Receive Swiss Francs in
  Exchange for 88,940
  U.S Dollars            10/4/05         115,000              (50)
Receive Japanese Yen in
  Exchange for 530,894
  U.S. Dollars           10/4/05      60,060,000           (1,497)
Receive U.S. Dollars in
  Exchange for
  552,853,000 Japanese
  Yen                    1/31/06       5,081,369          140,513
Receive U.S. Dollars in
  Exchange for
  42,036,000 Japanese
  Yen                    1/31/06         382,946            7,270
Receive U.S. Dollars in
  Exchange for
  18,200,000 Japanese
  Yen                    1/31/06         165,569            2,915
Receive U.S. Dollars in
  Exchange for
  84,937,000 Japanese
  Yen                    1/31/06         783,154           24,071
Receive U.S. Dollars in
  Exchange for
  9,461,000 Japanese
  Yen                    1/31/06          87,198            2,645
Receive U.S. Dollars in
  Exchange for
  37,799,000 Japanese
  Yen                    1/31/06         388,034              224
Receive U.S. Dollars in
  Exchange for
  60,060,000 Japanese
  Yen                    1/31/06         538,018            1,261
                                                         --------
                                                         $177,145
                                                         ========

                                             Laudus Trust Semi-Annual Report  97
See the accompanying notes to the financial statements.

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND as of 9/30/05 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 89.6%
            BELGIUM - 1.5%
            Banks & Credit Institutions - 0.6%
   4,200    Dexia.............................  $    94,735
     900    KBC Bankverzekeringsholding.......       72,896
                                                -----------
                                                    167,631
                                                -----------
            Cellular & Wireless - 0.2%
     900    Mobistar SA.......................       73,977
                                                -----------
            Drugs & Pharmaceuticals - 0.2%
   1,200    UCB SA............................       63,335
                                                -----------
            Financial Investments - 0.2%
     600    Groupe Bruxelles Lambert SA.......       58,583
                                                -----------
            Retail - 0.3%
     600    Colruyt SA........................       78,015
                                                -----------
                                                    441,541
                                                -----------
            DENMARK - 1.0%
            Drugs & Pharmaceuticals - 0.6%
   2,100    H. Lundbeck A/S...................       53,360
   1,600    Novo-Nordisk A/S, Class B.........       79,120
   1,200    Novozymes A/S, Class B............       61,853
                                                -----------
                                                    194,333
                                                -----------
            Instruments - 0.2%
   1,200    William Demant Holding A/S *......       56,247
                                                -----------
            Metal Products & Machinery - 0.2%
   2,000    Vestas Wind Systems A/S *.........       48,322
                                                -----------
                                                    298,902
                                                -----------
            FINLAND - 0.4%
            Forest Products & Paper - 0.3%
   3,500    UPM-Kymmene Oyj...................       70,030
                                                -----------
            Software - 0.1%
   1,200    Tietoenator Oyj...................       40,305
                                                -----------
                                                    110,335
                                                -----------
            FRANCE - 2.9%
            Banks & Credit Institutions - 0.3%
   3,000    Credit Agricole...................       87,965
                                                -----------
            Chemicals & Rubber - 0.3%
     540    L'Air Liquide SA..................       99,285
                                                -----------
            Publishing, Broadcasting & Cinema - 0.3%
   2,100    JC Decaux SA *....................       46,333
   1,152    Societe Television Francaise 1....       30,553
                                                -----------
                                                     76,886
                                                -----------
            Real Estate Development - 0.4%
     600    Klepierre.........................       60,206
     400    Unibail...........................       58,066
                                                -----------
                                                    118,272
                                                -----------
            Retail - 0.6%
   2,000    Carrefour SA......................       92,003
     650    Pinault-Printemps-Redoute SA......       68,191
                                                -----------
                                                    160,194
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, FRANCE continued
            Soaps & Cosmetics - 0.3%
   1,000    L' Oreal SA.......................  $    77,450
                                                -----------
            Software - 0.2%
   1,200    Dassault Systemes SA..............       62,008
                                                -----------
            Textiles & Apparel - 0.3%
   1,200    LVMH Moet Hennessy Louis Vuitton
              SA..............................       98,924
                                                -----------
            Wholesale - 0.2%
     800    Essilor International SA..........       66,238
                                                -----------
                                                    847,222
                                                -----------
            GERMANY - 1.9%
            Airlines - 0.2%
   4,000    Deutsche Lufthansa AG.............       53,067
                                                -----------
            Autos - 0.2%
            80 Porsche AG.....................       61,422
                                                -----------
            Banks & Credit Institutions - 0.2%
   1,200    Hypo Real Estate Holding AG.......       60,854
                                                -----------
            Chemicals & Rubber - 0.0%
            50 Continental AG.................        4,103
                                                -----------
            Drugs & Pharmaceuticals - 0.5%
   1,200    Altana AG.........................       67,127
   1,200    Schering AG.......................       76,040
                                                -----------
                                                    143,167
                                                -----------
            Insurance - 0.1%
   2,000    MLP AG............................       41,795
                                                -----------
            Miscellaneous Finance - 0.3%
     800    Deutsche Boerse AG................       76,323
                                                -----------
            Soaps & Cosmetics - 0.2%
     800    Henkel KGaA.......................       67,892
                                                -----------
            Software - 0.2%
     400    SAP AG............................       69,218
                                                -----------
                                                    577,841
                                                -----------
            IRELAND - 0.2%
            Banks & Credit Institutions - 0.2%
   4,630    Anglo Irish Bank Corp., plc.......       63,039
                                                -----------
            ITALY - 2.7%
            Banks & Credit Institutions - 0.9%
  10,000    Banca Carige S.p.A. Cassa di
              Risparmio di Genova e Imperia...       38,034
   3,000    Banca Lombarda e Piemontese
              S.p.A. .........................       42,540
   3,808    Mediobanca S.p.A. ................       74,911
  15,000    UniCredito Italiano S.p.A. .......       84,540
                                                -----------
                                                    240,025
                                                -----------
            Electric Utilities - 0.2%
  24,000    AEM S.p.A. .......................       51,885
                                                -----------
            Furniture & Household Items - 0.2%
   6,000    Bulgari S.p.A. ...................       67,488
                                                -----------

98  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, ITALY continued
            Insurance - 0.7%
   6,000    Alleanza Assicurazioni S.p.A. ....  $    74,049
   2,500    Assicurazioni Generali S.p.A. ....       78,832
   9,000    Mediolanum S.p.A. ................       61,702
                                                -----------
                                                    214,583
                                                -----------
            Publishing, Broadcasting & Cinema - 0.5%
   6,000    Gruppo Editoriale L'Espresso
              S.p.A. .........................       33,942
 117,000    Seat Pagine Gialle S.p.A. *.......       57,646
  66,000    Telecom Italia Media S.p.A. *.....       43,225
                                                -----------
                                                    134,813
                                                -----------
            Restaurants, Hotels & Theaters - 0.1%
   3,000    Autogrill S.p.A. .................       42,324
                                                -----------
            Textiles & Apparel - 0.1%
   4,000    Benetton Group S.p.A. ............       42,877
                                                -----------
                                                    793,995
                                                -----------
            JAPAN - 22.4%
            Agriculture, Food & Beverage - 1.1%
   7,000    Ajinomoto Co., Inc. ..............       73,639
     600    Ito En Ltd. ......................       28,070
   4,000    Meiji Dairies Corp. ..............       21,991
   5,000    Nichirei Corp. ...................       20,529
   3,300    Nisshin Seifun Group, Inc. .......       32,070
   1,500    Nissin Food Products Co., Ltd. ...       39,053
   2,000    Toyo Suisan Kaisha Ltd. ..........       34,150
   3,000    Yakult Honsha Co., Ltd. ..........       75,991
                                                -----------
                                                    325,493
                                                -----------
            Autos - 2.6%
   2,100    Aisin Seiki Co., Ltd. ............       59,577
   3,000    Daihatsu Motor Co., Ltd. .........       30,396
   3,600    Denso Corp. ......................      104,352
   5,000    Hino Motors Ltd. .................       33,921
   1,400    Honda Motor Co., Ltd. ............       79,189
   7,000    Isuzu Motors Ltd. ................       25,780
   2,000    Koito Manufacturing Co., Ltd. ....       24,670
   2,000    Koyo Seiko Co., Ltd...............       30,167
   9,400    Nissan Motors Co., Ltd. ..........      107,335
   6,000    NTN Corp. ........................       35,894
   2,200    Stanley Electric Co., Ltd. .......       33,320
   2,000    Tokai Rika Co., Ltd. .............       44,846
     900    Toyoda Gosei Co., Ltd. ...........       17,128
   1,800    Toyota Industries Corp. ..........       59,789
   1,900    Toyota Motor Corp. ...............       87,048
                                                -----------
                                                    773,412
                                                -----------
            Banks & Credit Institutions - 0.8%
     500    Aeon Credit Service Co., Ltd. ....       36,344
   9,000    Chiba Bank Ltd. ..................       73,189
   4,000    Ogaki Kyoritsu Bank Ltd. .........       23,260
   2,000    OMC Card, Inc. ...................       32,846
   3,000    Shikoku Bank Ltd. ................       14,934
   4,000    Suruga Bank Ltd. .................       44,053
                                                -----------
                                                    224,626
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Basic Minerals & Metals - 0.9%
   7,000    Daido Steel Co., Ltd. ............  $    45,022
  41,000    Sumitomo Metal Industries Ltd. ...      143,771
   8,000    Sumitomo Metal Mining Co.,
              Ltd. ...........................       74,150
                                                -----------
                                                    262,943
                                                -----------
            Beer, Liquor & Tobacco - 0.1%
   4,000    Takara Holdings, Inc. ............       25,198
                                                -----------
            Cellular & Wireless - 0.3%
      49    NTT DoCoMo, Inc. .................       87,207
                                                -----------
            Chemicals & Rubber - 1.3%
   3,000    JSR Corp. ........................       62,380
   3,000    Kaneka Corp. .....................       39,145
   7,000    Mitsubishi Gas Chemical Co.,
              Inc. ...........................       46,749
   8,000    Mitsubishi Rayon Co., Ltd. .......       35,806
   3,000    Nissan Chemical Industries
              Ltd. ...........................       37,612
   2,300    Shin-Etsu Chemical Co., Ltd. .....      100,309
   4,000    Tokuyama Corp. ...................       39,189
   3,000    Zeon Corp. .......................       32,775
                                                -----------
                                                    393,965
                                                -----------
            Communications Utilities - 0.3%
   1,800    Softbank Corp. ...................       99,912
                                                -----------
            Construction & Homebuilding - 0.2%
   3,000    Chiyoda Corp. ....................       55,242
                                                -----------
            Consumer Durables - 0.2%
     200    Funai Electric Co., Ltd. .........       17,762
   1,000    Pioneer Corp. ....................       14,238
   1,300    Shimano, Inc. ....................       35,048
                                                -----------
                                                     67,048
                                                -----------
            Drugs & Pharmaceuticals - 1.8%
   2,500    Astellas Pharma, Inc. ............       94,054
   3,100    Chugai Pharmaceutical Co. ........       59,132
     580    Daiichi Sankyo Co., Ltd. *........       11,871
   3,000    Dainippon Sumitomo Pharma Co.,
              Ltd. ...........................       37,004
   2,100    Eisai Co., Ltd. ..................       89,736
   2,000    Hisamitsu Pharmaceutical Co.,
              Inc. ...........................       53,392
   5,000    Meiji Seika Laisha Ltd. ..........       25,947
   1,300    Ono Pharmaceutical Co., Ltd. .....       60,590
   1,100    Santen Pharmaceutical Co.,
              Ltd. ...........................       28,493
   1,400    Takeda Pharmaceutical Co.,
              Ltd. ...........................       83,383
                                                -----------
                                                    543,602
                                                -----------
            Electric Utilities - 0.2%
   2,700    Hokuriki Electric Power Co. ......       55,784
                                                -----------
            Financial Investments - 0.8%
   2,200    Credit Saison Co., Ltd. ..........       96,528
     600    JAFCO Co., Ltd. ..................       39,278
     500    ORIX Corp. .......................       90,308
     300    Sumisho Lease Co., Ltd. ..........       12,529
                                                -----------
                                                    238,643
                                                -----------

                                             Laudus Trust Semi-Annual Report  99
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Forest Products & Paper - 0.4%
      12    Nippon Paper Group, Inc. .........  $    43,454
  11,000    Oji Paper Co., Ltd. ..............       60,088
     600    Uni-Charm Corp. ..................       25,903
                                                -----------
                                                    129,445
                                                -----------
            Furniture & Household Items - 0.2%
   3,000    Ushio, Inc. ......................       60,925
                                                -----------
            Information & Services - 0.4%
     600    Meitec Corp. .....................       19,189
     900    Park24 Co., Ltd. *................       19,229
   1,500    Secom Co., Ltd. ..................       72,159
                                                -----------
                                                    110,577
                                                -----------
            Instruments - 0.9%
   3,000    Anritsu Corp. ....................       16,203
   1,000    NEOMAX Co., Ltd. .................       28,370
   4,000    Nikon Corp. ......................       50,467
   3,000    Olympus Corp. ....................       66,476
   2,100    Terumo Corp. .....................       67,532
   3,000    Yokogawa Electric Corp. ..........       46,837
                                                -----------
                                                    275,885
                                                -----------
            IT Hardware - 3.6%
     700    Advantest Corp. ..................       54,273
   3,000    Dainippon Screen Mfg. Co.,
              Ltd. ...........................       19,586
     400    Disco Corp. ......................       16,634
   1,200    Fanuc Ltd. .......................       97,058
     900    Hamamatsu Photonics K.K. .........       20,775
     500    Hirose Electric Co., Ltd. ........       58,282
     700    Hoya Corp. .......................       23,251
   2,100    Hoya Corp. W/I *..................       71,419
   1,400    Ibiden Co., Ltd. .................       58,344
     300    Keyence Corp. ....................       75,436
   1,700    Murata Manufacturing Co., Ltd. ...       94,811
   1,300    Nitto Denko Corp. ................       73,189
   3,000    Sanken Electric Co., Ltd. ........       34,441
   3,000    Sankyo Seiki Mfg. Co. Ltd. .......       29,075
   6,000    Sharp Corp. ......................       86,907
   1,000    Tdk Corp. ........................       71,278
   1,400    Tokyo Electron Ltd. ..............       74,379
  18,000    Toshiba Corp. ....................       79,295
                                                -----------
                                                  1,038,433
                                                -----------
            Land & Water Transportation - 1.2%
      12    Central Japan Railway Co. ........       93,462
   7,000    Keihin Electric Express Railway
              Co., Ltd. ......................       43,974
   3,000    Keisei Electric Railway Co.,
              Ltd. ...........................       16,467
  18,000    Kintetsu Corp. ...................       60,899
  11,000    Mitsui O.S.K. Lines Ltd. .........       87,903
  10,000    Tobu Railway Co., Ltd. ...........       39,912
                                                -----------
                                                    342,617
                                                -----------
            Metal Products & Machinery - 1.0%
   3,000    Bosch Corp. ......................       15,965
   3,000    Daikin Industries Ltd. ...........       80,352
     400    Nidec Corp. ......................       23,789
     400    Nidec Corp. W/I *.................       23,753
   7,000    NSK Ltd. .........................       38,608

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Metal Products & Machinery continued
     600    Smc Corp. ........................  $    79,877
   3,000    Yaskawa Electric Corp. ...........       22,969
                                                -----------
                                                    285,313
                                                -----------
            Miscellaneous Finance - 0.3%
   6,000    Mizuho Investors Securities Co.,
              Ltd. *..........................       14,167
   7,000    Nikko Cordial Corp. ..............       80,978
                                                -----------
                                                     95,145
                                                -----------
            Publishing, Broadcasting & Cinema - 0.2%
   4,000    Dai Nippon Printing Co., Ltd. ....       64,493
     600    Toppan Forms Co., Ltd. ...........        7,401
                                                -----------
                                                     71,894
                                                -----------
            Real Estate Development - 0.2%
   5,000    Mitsubishi Estate Co., Ltd. ......       68,634
                                                -----------
            Retail - 1.2%
   5,300    Aeon Co., Ltd. ...................      106,467
   4,000    Daimaru, Inc. ....................       47,084
     300    Don Quijote Co., Ltd. ............       19,295
     800    Fast Retailing Co., Ltd. .........       60,687
     400    Hikari Tsushin, Inc. .............       25,374
     600    Izumi Co., Ltd. *.................       16,018
     800    Komeri Co., Ltd. .................       26,079
     700    Matsumotokiyoshi Co., Ltd. .......       22,758
     300    Shimamura Co., Ltd. ..............       33,251
                                                -----------
                                                    357,013
                                                -----------
            Soaps & Cosmetics - 0.5%
   3,000    Kao Corp. ........................       73,877
   2,000    Sanyo Chemical Industries Ltd. ...       15,859
   5,000    Shiseido Co., Ltd. ...............       72,070
                                                -----------
                                                    161,806
                                                -----------
            Software - 0.3%
     400    Hitachi Software Engineering Co.,
              Ltd. ...........................        6,418
     200    OBIC Co., Ltd. ...................       34,009
   1,000    Oracle Corp. Japan................       44,052
     400    Sumisho Computer Systems Corp. ...        7,877
                                                -----------
                                                     92,356
                                                -----------
            Trade Co. - 0.9%
  16,000    Marubeni Corp. ...................       74,432
   5,000    Mitsubishi Corp. .................       98,678
   7,000    Mitsui & Co., Ltd. ...............       87,639
                                                -----------
                                                    260,749
                                                -----------
            Wholesale - 0.5%
   3,000    Toyota Tsusho Corp. ..............       54,582
   1,100    Yamada Denki Co., Ltd. ...........       83,638
                                                -----------
                                                    138,220
                                                -----------
                                                  6,642,087
                                                -----------
            NETHERLANDS - 1.2%
            Banks & Credit Institutions - 0.4%
   3,765    ABN AMRO Holding NV...............       90,171
                                                -----------

100  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, NETHERLANDS continued
            Chemicals & Rubber - 0.2%
   1,600    Akzo Nobel NV.....................  $    69,737
                                                -----------
            Financial Investments - 0.2%
   5,000    Reed Elsevier NV..................       68,978
                                                -----------
            Miscellaneous Finance - 0.2%
   1,500    Euronext NV.......................       66,010
                                                -----------
            Publishing, Broadcasting & Cinema - 0.2%
   2,700    Wolters Kluwer NV.................       50,227
                                                -----------
                                                    345,123
                                                -----------
            NORWAY - 0.8%
            Banks & Credit Institutions - 0.2%
   6,000    DNB NOR ASA.......................       61,853
                                                -----------
            Forest Products & Paper - 0.1%
   3,000    Norske Skogindustrier ASA.........       44,328
                                                -----------
            Insurance - 0.2%
   6,000    Storebrand ASA....................       58,646
                                                -----------
            Real Estate Development - 0.3%
   9,000    Telenor ASA.......................       80,408
                                                -----------
                                                    245,235
                                                -----------
            SPAIN - 1.1%
            Banks & Credit Institutions - 0.4%
   1,000    Banco Bilbao Vizcaya Argentaria
              SA..............................       17,533
   4,500    Banco Popular Espanol SA..........       54,834
     900    Bankinter SA......................       46,722
                                                -----------
                                                    119,089
                                                -----------
            Construction & Homebuilding - 0.3%
   2,940    Abertis Infraestructuras SA.......       85,499
                                                -----------
            Metal Products & Machinery - 0.1%
   1,467    Zardoya Otis SA...................       40,988
                                                -----------
            Retail - 0.3%
   3,000    Industria de Diseno Textil SA.....       88,037
                                                -----------
                                                    333,613
                                                -----------
            SWEDEN - 1.3%
            Autos - 0.2%
   1,400    Scania AB, Class B................       50,573
                                                -----------
            Banks & Credit Institutions - 0.1%
   1,000    Svenska Handelsbanken AB, Class
              A...............................       23,158
                                                -----------
            Communications Utilities - 0.2%
   4,000    Eniro AB..........................       46,702
                                                -----------
            Consumer Durables - 0.2%
   3,000    Electrolux AB, Class B............       70,247
                                                -----------
            Metal Products & Machinery - 0.3%
   1,800    Sandvik AB........................       89,522
                                                -----------
            Retail - 0.3%
   2,800    Hennes & Mauritz AB, Series B.....       99,881
                                                -----------
                                                    380,083
                                                -----------
            SWITZERLAND - 0.2%
            Instruments - 0.2%
     270    Nobel Biocare Holding AG..........       63,630
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            UNITED KINGDOM - 6.7%
            Agriculture, Food & Beverage - 0.4%
   9,000    Cadbury Schweppes plc.............  $    90,790
   5,000    Tate & Lyle plc...................       40,056
                                                -----------
                                                    130,846
                                                -----------
            Airlines - 0.4%
   6,300    BAA plc...........................       69,330
  10,000    British Airways plc *.............       51,630
                                                -----------
                                                    120,960
                                                -----------
            Autos - 0.1%
   6,000    GKN plc...........................       31,189
                                                -----------
            Banks & Credit Institutions - 0.6%
   6,000    Cattles plc.......................       31,745
   1,500    Intermediate Capital Group plc....       32,512
   4,400    Standard Chartered plc............       94,903
                                                -----------
                                                    159,160
                                                -----------
            Basic Minerals & Metals - 0.1%
   1,800    Lonmin plc........................       41,110
                                                -----------
            Beer, Liquor & Tobacco - 0.3%
   2,100    Diageo plc........................       30,184
   7,000    Scottish & Newcastle plc..........       57,251
                                                -----------
                                                     87,435
                                                -----------
            Chemicals & Rubber - 0.2%
   6,000    Imperial Chemical Industries
              plc.............................       31,666
   1,500    Johnson Matthey plc...............       31,295
                                                -----------
                                                     62,961
                                                -----------
            Communications Utilities - 0.7%
  10,000    British Sky Broadcasting Group
              plc.............................       98,850
  24,000    BT Group plc......................       94,071
                                                -----------
                                                    192,921
                                                -----------
            Financial Investments - 0.4%
   2,100    Man Group plc.....................       61,331
   7,000    Reed Elsevier plc.................       64,751
                                                -----------
                                                    126,082
                                                -----------
            Furniture & Household Items - 0.2%
   3,600    Smiths Group plc..................       60,887
                                                -----------
            Information & Services - 0.5%
   7,000    Capita Group plc..................       46,510
   2,100    Intertek Group plc................       25,314
   6,000    Michael Page International plc....       26,031
   6,000    Serco Group plc...................       27,142
   9,000    Taylor Nelson Sofres plc..........       31,745
                                                -----------
                                                    156,742
                                                -----------
            Instruments - 0.2%
   7,000    Smith & Nephew plc................       58,763
                                                -----------
            Insurance - 0.1%
   6,000    St. James's Place Capital plc.....       27,301
                                                -----------
            IT Hardware - 0.1%
  16,000    ARM Holdings plc..................       33,156
                                                -----------
            Land & Water Transportation - 0.1%
   3,250    Associated British Ports Holdings
              plc.............................       30,106
                                                -----------

                                            Laudus Trust Semi-Annual Report  101
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Metal Products & Machinery - 0.2%
   5,000    Rexam plc.........................  $    45,369
                                                -----------
            Miscellaneous Finance - 0.2%
     611    ICAP plc..........................        3,944
   1,568    London Stock Exchange plc.........       15,762
   2,100    Schroders plc.....................       34,221
                                                -----------
                                                     53,927
                                                -----------
            Publishing, Broadcasting & Cinema - 0.8%
   4,000    Daily Mail & General Trust, Class
              A...............................       46,559
   2,800    Emap plc..........................       40,641
  10,000    EMI Group plc.....................       42,767
   4,800    Informa plc.......................       33,523
   1,000    Johnston Press plc................        8,765
   2,471    United Business Media plc.........       24,117
                                                -----------
                                                    196,372
                                                -----------
            Restaurants, Hotels & Theaters - 0.1%
   2,800    Punch Taverns plc.................       39,505
                                                -----------
            Retail - 0.5%
   5,000    Burberry Group plc................       38,094
   3,750    GUS plc...........................       56,512
  18,000    William Morrison Supermarkets
              plc.............................       56,427
                                                -----------
                                                    151,033
                                                -----------
            Soaps & Cosmetics - 0.3%
   3,300    Reckitt Benckiser plc.............      100,510
                                                -----------
            Software - 0.1%
   7,881    Sage Group plc....................       32,037
                                                -----------
            Wholesale - 0.1%
   6,000    Electrocomponents plc.............       25,740
   6,000    Premier Farnell plc...............       15,978
                                                -----------
                                                     41,718
                                                -----------
                                                  1,980,090
                                                -----------
            UNITED STATES - 45.3%
            Agriculture, Food & Beverage - 1.6%
     900    Bunge, Ltd. ......................       47,358
   2,300    Coca-Cola Co. ....................       99,337
   1,300    ConAgra Foods, Inc. ..............       32,175
   5,600    Sara Lee Corp. ...................      106,120
   2,800    Wm. Wrigley Jr. Co. ..............      201,264
                                                -----------
                                                    486,254
                                                -----------
            Airlines - 0.2%
   1,400    Airtran Holdings, Inc. *..........       17,724
   3,100    Southwest Airlines Co. ...........       46,035
                                                -----------
                                                     63,759
                                                -----------
            Autos - 0.2%
   1,500    General Motors Corp. .............       45,915
     800    Tenneco Automotive, Inc. *........       14,008
                                                -----------
                                                     59,923
                                                -----------
            Banks & Credit Institutions - 2.6%
   1,600    American Express Co. .............       91,904
     400    Commerce Bancorp, Inc. ...........       12,276
   2,900    E*Trade Financial Corp. *.........       51,040

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Banks & Credit Institutions continued
   2,800    Federal Home Loan Mortgage
              Corporation.....................  $   158,088
   3,900    Fifth Third Bancorp...............      143,247
  11,300    Ford Motor Co. ...................      111,418
   3,201    Hudson City Bancorp, Inc. ........       38,087
   3,400    North Fork Bancorporation,
              Inc. ...........................       86,700
     100    Northern Trust Corp. .............        5,055
   2,100    Popular, Inc. ....................       50,862
     900    UCBH Holdings, Inc. ..............       16,488
                                                -----------
                                                    765,165
                                                -----------
            Basic Minerals & Metals - 0.9%
     600    Alcoa, Inc. ......................       14,652
     600    American Superconductor Corp. *...        6,210
     900    Apex Silver Mines Ltd. *..........       14,139
     600    Century Aluminum Co. *............       13,488
   1,200    Hecla Mining Co. *................        5,256
   4,300    Newmont Mining Corp. .............      202,831
   2,000    Stillwater Mining Co. *...........       18,300
                                                -----------
                                                    274,876
                                                -----------
            Beer, Liquor & Tobacco - 0.6%
   3,850    Anheuser-Busch Cos., Inc. ........      165,704
                                                -----------
            Biotechnology - 1.5%
   1,500    Applera Corp. - Celera Genomics
              Group *.........................       18,195
     400    BioCryst Pharmaceuticals, Inc.
              *...............................        3,912
     900    CuraGen Corp. *...................        4,455
   1,000    Diversa Corp. *...................        5,790
     761    Dyax Corp. *......................        4,254
   2,798    Gilead Sciences, Inc. *...........      136,430
   1,800    Human Genome Sciences, Inc. *.....       24,462
   1,000    ICOS Corp. *......................       27,620
     800    ImClone Systems, Inc. *...........       25,160
   1,520    Incyte Corp. *....................        7,144
   1,500    Medimmune, Inc. *.................       50,475
   4,700    Millennium Pharmaceuticals, Inc.
              *...............................       43,851
   1,100    Nabi Biopharmaceuticals *.........       14,410
     600    Neurocrine Biosciences, Inc. *....       29,514
     800    Onyx Pharmaceuticals, Inc. *......       19,984
     960    Seattle Genetics, Inc. *..........        5,040
     900    Tanox, Inc. *.....................       13,185
     800    Telik, Inc. *.....................       13,088
                                                -----------
                                                    446,969
                                                -----------
            Chemicals & Rubber - 0.8%
     500    Cabot Microelectronics Corp. *....       14,690
     600    FMC Corp. *.......................       34,332
     600    Georgia Gulf Corp. ...............       14,448
     500    International Flavors &
              Fragrances, Inc. ...............       17,820
     600    MacDermid, Inc. ..................       15,756
   1,600    PolyOne Corp. *...................        9,696
   2,500    Praxair, Inc. ....................      119,825
     800    Wellman, Inc. ....................        5,064
                                                -----------
                                                    231,631
                                                -----------

102  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Communications Utilities - 1.3%
     200    Earthlink, Inc. *.................  $     2,140
   1,900    Mediacom Communications Corp. *...       14,022
   1,270    NTL, Inc. *.......................       84,836
   3,900    Verizon Communications, Inc. .....      127,491
   4,370    Yahoo!, Inc. *....................      147,881
                                                -----------
                                                    376,370
                                                -----------
            Construction & Homebuilding - 0.1%
   1,000    Dycom Industries, Inc. *..........       20,220
                                                -----------
            Construction Materials - 0.0%
     280    Ceradyne, Inc. *..................       10,270
                                                -----------
            Consumer Durables - 0.0%
   1,100    Fleetwood Enterprises, Inc. *.....       13,530
                                                -----------
            Drugs & Pharmaceuticals - 2.7%
     900    Adolor Corp. *....................        9,612
     800    Allergan, Inc. ...................       73,296
   1,000    Barr Pharmaceuticals, Inc. *......       54,920
   1,300    Chiron Corp. *....................       56,706
   1,400    Dendreon Corp. *..................        9,394
   1,000    Discovery Laboratories, Inc. *....        6,450
   4,800    Eli Lilly & Co. ..................      256,896
     500    EPIX Pharmaceuticals, Inc. *......        3,850
   2,400    Forest Laboratories, Inc. *.......       93,528
     500    Guilford Pharmaceuticals, Inc.
              *...............................        1,825
     700    ImmunoGen, Inc. *.................        5,138
     600    Inspire Pharmaceuticals, Inc. *...        4,560
     200    Isis Pharmaceuticals, Inc. *......        1,010
   1,700    Ligand Pharmaceuticals, Inc.,
              Class B *.......................       17,233
     700    Martek Biosciences Corp. *........       24,591
     132    Nektar Therapeutic *..............        2,237
     400    Neose Technologies, Inc. *........          940
     649    Neurogen Corp. *..................        4,465
     700    NPS Pharmaceuticals, Inc. *.......        7,077
     800    Pain Therapeutics, Inc. *.........        5,032
     400    Pharmacyclics, Inc. *.............        3,608
   1,000    Sepracor, Inc. *..................       58,990
   2,200    Wyeth.............................      101,794
                                                -----------
                                                    803,152
                                                -----------
            Electric Utilities - 1.0%
   5,000    AES Corp. *.......................       82,150
   2,100    Progress Energy, Inc. ............       93,975
   3,320    Southern Co. .....................      118,723
                                                -----------
                                                    294,848
                                                -----------
            Financial Investments - 1.8%
     400    CEVA, Inc. *......................        2,072
     400    Digital Theater Systems, Inc. *...        6,736
  16,000    General Electric Co. .............      538,720
                                                -----------
                                                    547,528
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Forest Products & Paper - 0.7%
     900    Buckeye Technologies, Inc. *......  $     7,308
     700    Caraustar Industries, Inc. *......        7,686
     700    Sealed Air Corp. *................       33,222
   3,900    Smurfit-Stone Container Corp. *...       40,404
   1,800    Weyerhaeuser Co. .................      123,750
                                                -----------
                                                    212,370
                                                -----------
            Furniture & Household Items - 0.7%
   4,000    International Game Technology.....      108,000
   1,700    Jacuzzi Brands, Inc. *............       13,702
   3,600    Mattel, Inc. .....................       60,048
     400    Rogers Corp. *....................       15,480
     500    Select Comfort Corp. *............        9,990
                                                -----------
                                                    207,220
                                                -----------
            Gas & Other Public Utilities - 0.5%
   5,500    El Paso Corp. ....................       76,450
   2,100    Waste Management, Inc. ...........       60,081
                                                -----------
                                                    136,531
                                                -----------
            Government Aircraft & Defense - 0.0%
     100    Innovative Solutions & Support,
              Inc. *..........................        1,553
                                                -----------
            Health Care & Hospital - 0.6%
     100    Apria Healthcare Group, Inc. *....        3,191
     600    Array Biopharma, Inc. *...........        4,308
   1,100    Laboratory Corp. of America
              Holdings *......................       53,581
     800    Odyssey Healthcare, Inc. *........       13,576
     900    Quest Diagnostics, Inc. ..........       45,486
     400    RehabCare Group, Inc. *...........        8,208
   4,300    Tenet Healthcare Corp. *..........       48,289
     300    VistaCare, Inc., Class A *........        4,341
                                                -----------
                                                    180,980
                                                -----------
            Information & Services - 1.9%
   4,500    Accenture Ltd., Class A *.........      114,570
   1,200    Apollo Group, Inc., Class A *.....       79,668
     500    Career Education Corp. *..........       17,780
     900    Charles River Laboratories
              International, Inc. *...........       39,258
   1,500    DeVry, Inc. *.....................       28,575
     800    DiamondCluster International, Inc.
              *...............................        6,064
     800    Education Management Corp. *......       25,792
   1,300    Exelixis, Inc. *..................        9,971
     800    Hewitt Associates, Inc. *.........       21,824
     800    Jupitermedia Corp. *..............       14,168
     900    Korn/Ferry International *........       14,751
     800    Netratings, Inc. *................       12,176
     700    Nuvelo, Inc. *....................        6,720
   2,300    Paychex, Inc. ....................       85,284
   1,200    Regeneron Pharmaceuticals, Inc.
              *...............................       11,388
   1,040    Sotheby's Holdings, Inc., Class A
              *...............................       17,389
   1,200    Total System Services, Inc. ......       27,972
   1,300    Viad Corp. .......................       35,555
                                                -----------
                                                    568,905
                                                -----------

                                            Laudus Trust Semi-Annual Report  103
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Instruments - 2.1%
     900    Align Technology, Inc. *..........  $     6,048
   1,800    Applera Corp. - Applied Biosystems
              Group...........................       41,832
   1,900    Biomet, Inc. .....................       65,949
     400    Catapult Communications Corp. *...        7,336
     800    Cepheid, Inc. *...................        5,912
   1,000    Danaher Corp. ....................       53,830
     600    FEI Co. *.........................       11,550
     500    IDEXX Laboratories, Inc. *........       33,440
     300    KVH Industries, Inc. *............        2,925
     300    Measurement Specialties, Inc. *...        6,360
     300    North American Scientific, Inc.
              *...............................          789
     300    Photon Dynamics, Inc. *...........        5,745
     500    Regeneration Technologies, Inc.
              *...............................        4,085
     300    Staar Surgical Co. *..............        1,653
   1,600    Stryker Corp. ....................       79,088
     900    Tektronix, Inc. ..................       22,707
      93    Utah Medical Products, Inc. ......        2,270
   1,800    Varian Medical Systems, Inc. *....       71,118
   3,100    Zimmer Holdings, Inc. *...........      213,559
                                                -----------
                                                    636,196
                                                -----------
            Insurance - 1.5%
   1,100    Jefferson-Pilot Corp. ............       56,287
   3,100    Marsh & McLennan Cos., Inc. ......       94,209
     600    Molina Healthcare, Inc. *.........       14,994
   2,100    Progressive Corp. ................      220,017
   1,300    Willis Group Holdings Ltd. .......       48,815
                                                -----------
                                                    434,322
                                                -----------
            IT Hardware - 4.4%
   6,200    Altera Corp. *....................      118,482
   8,800    Applied Materials, Inc. ..........      149,248
     700    Centillium Communications, Inc.
              *...............................        2,639
     600    Comverse Technology, Inc. *.......       15,762
   1,200    Cree, Inc. *......................       30,024
   1,600    Crown Castle International Corp.
              *...............................       39,408
     700    Ditech Communications Corp. *.....        4,718
     200    Foundry Networks, Inc. *..........        2,540
     300    hi/fn, Inc. *.....................        1,665
     130    Integrated Device Technology, Inc.
              *...............................        1,396
     900    Intervoice, Inc. *................        8,109
     400    Juniper Networks, Inc. *..........        9,516
   2,600    Kla-Tencor Corp. .................      126,776
   2,000    Lattice Semiconductor Corp. *.....        8,560
   4,300    Linear Technology Corp. ..........      161,637
   4,300    Maxim Integrated Products,
              Inc. ...........................      183,395
   3,224    Microchip Technology, Inc. .......       97,107
   1,700    Molex, Inc. ......................       45,356
   1,900    Novellus Systems, Inc. ...........       47,652
   1,000    Pixelworks, Inc. *................        6,590
     700    Plantronics, Inc. ................       21,567
   2,200    PMC - Sierra, Inc. *..............       19,382
   2,200    Qualcomm, Inc. ...................       98,450
   2,000    Rambus, Inc. *....................       24,200
     600    Synaptics, Inc. *.................       11,280

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            IT Hardware continued
     800    Vicor Corp. ......................  $    12,120
   2,000    Xilinx, Inc. .....................       55,700
                                                -----------
                                                  1,303,279
                                                -----------
            Land & Water Transportation - 0.9%
   1,000    Carnival Corp. ...................       49,980
   1,578    Expeditors International of
              Washington, Inc. ...............       89,599
   2,000    United Parcel Service, Inc., Class
              B...............................      138,260
                                                -----------
                                                    277,839
                                                -----------
            Mainframe & Minicomputers - 0.1%
     600    Omnicell, Inc. *..................        5,838
     800    Palm, Inc. *......................       22,664
                                                -----------
                                                     28,502
                                                -----------
            Metal Products & Machinery - 0.5%
     300    Environmental Tectonics Corp. *...        1,548
   2,000    GrafTech International Ltd. *.....       10,860
     400    Illinois Tool Works, Inc. ........       32,932
     400    Littelfuse, Inc. *................       11,252
     200    Maxwell Technologies, Inc. *......        2,824
     800    Spectrum Brands, Inc. *...........       18,840
     400    Ultralife Batteries, Inc. *.......        5,168
      67    Varian Semiconductor Equipment
              Associates, Inc. *..............        2,839
     600    Veeco Instruments, Inc. *.........        9,624
   1,200    Zebra Technologies Corp., Class A
              *...............................       46,908
                                                -----------
                                                    142,795
                                                -----------
            Miscellaneous Finance - 0.9%
     800    Bear Stearns Cos., Inc. ..........       87,800
   1,200    Goldman Sachs Group, Inc. ........      145,896
   1,900    Knight Capital Group, Inc., Class
              A *.............................       15,789
     430    Morgan Stanley....................       23,194
                                                -----------
                                                    272,679
                                                -----------
            Oil & Coal Resources - 0.0%
     700    Harvest Natural Resources Inc.
              *...............................        7,511
                                                -----------
            Oil Drilling & Services - 0.2%
   1,800    Smith International, Inc. ........       59,958
                                                -----------
            Photooptical, Micros & Office Machinery - 0.8%
     400    Interlink Electronics, Inc. *.....        2,152
   1,200    Lexmark International, Inc. *.....       73,260
   5,700    Network Appliance, Inc. *.........      135,318
     400    RADWARE Ltd. *....................        7,620
     500    X-Rite, Inc. .....................        6,200
   1,000    Xerox Corp. *.....................       13,650
                                                -----------
                                                    238,200
                                                -----------
            Publishing, Broadcasting & Cinema - 1.9%
   1,100    Dow Jones & Co., Inc. ............       42,009
   1,200    EW Scripps Co., Class A...........       59,964
   5,270    Interpublic Group of Cos., Inc.
              *...............................       61,343
   3,300    New York Times Co., Class A.......       98,175
   1,100    Omnicom Group, Inc. ..............       91,993
     700    Pixar *...........................       31,157

104  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Publishing, Broadcasting & Cinema continued
   1,500    Sinclair Broadcast Group, Inc.,
              Class A.........................  $    13,305
   1,400    Spanish Broadcasting System, Class
              A *.............................       10,052
   2,400    Univision Communications, Inc.,
              Class A *.......................       63,672
     120    Washington Post Co., Class B......       96,300
     400    Young Broadcasting, Inc., Class A
              *...............................        1,396
                                                -----------
                                                    569,366
                                                -----------
            Real Estate Development - 0.1%
     500    Florida East Coast Industries,
              Inc. ...........................       22,645
                                                -----------
            Real Estate Investment Trusts - 1.4%
     600    Avalonbay Communities, Inc. ......       51,420
   2,400    Equity Residential................       90,840
   1,600    General Growth Properties,
              Inc. ...........................       71,888
   1,800    Kimco Realty Corp. ...............       56,556
   1,700    Plum Creek Timber Co., Inc. ......       64,447
   1,100    Simon Property Group, Inc. .......       81,532
                                                -----------
                                                    416,683
                                                -----------
            Restaurants, Hotels & Theaters - 0.6%
   1,200    ARAMARK Corp., Class B............       32,052
     800    Ruby Tuesday, Inc. ...............       17,408
   1,900    Starbucks Corp. *.................       95,190
   1,279    Westwood One, Inc. ...............       25,439
                                                -----------
                                                    170,089
                                                -----------
            Retail - 4.8%
   1,600    99 Cents Only Stores *............       14,800
   1,000    Alberto-Culver Co. ...............       44,750
   4,900    Amazon.Com, Inc. *................      221,970
   3,760    Bed Bath & Beyond, Inc. *.........      151,077
     300    Cost Plus, Inc. *.................        5,445
   3,300    Costco Wholesale Corp. ...........      142,197
   2,970    eBay, Inc. *......................      122,364
     100    Family Dollar Stores, Inc. .......        1,987
     487    Fastenal Co. .....................       29,751
     900    PETCO Animal Supplies, Inc. *.....       19,044
   1,700    Safeway, Inc. ....................       43,520
   1,900    Target Corp. .....................       98,667
   1,300    Tiffany & Co. ....................       51,701
   2,000    TJX Cos., Inc. ...................       40,960
     500    Tweeter Home Entertainment Group,
              Inc. *..........................        1,645
   8,600    Wal-Mart Stores, Inc. ............      376,852
     300    Whitehall Jewellers, Inc. *.......          507
     500    Whole Foods Market, Inc. .........       67,225
                                                -----------
                                                  1,434,462
                                                -----------
            Soaps & Cosmetics - 0.6%
   1,700    Ecolab, Inc. .....................       54,281
   1,900    Procter & Gamble Co. .............      112,974
                                                -----------
                                                    167,255
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Software - 3.2%
     500    Accelrys, Inc. *..................  $     3,380
     800    ActivCard Corp. *.................        3,464
     500    Altiris, Inc. *...................        7,645
     800    Autobytel, Inc. *.................        4,008
   2,800    Automatic Data Processing,
              Inc. ...........................      120,512
     400    CoStar Group, Inc. *..............       18,688
     300    DocuCorp International, Inc. *....        2,055
   3,500    Electronic Arts, Inc. *...........      199,115
     700    Electronic Data Systems Corp. ....       15,708
   2,300    First Data Corp. .................       92,000
     300    Innotrac Corp. *..................        2,547
   1,270    Intuit, Inc. *....................       56,909
   1,100    Keane, Inc. *.....................       12,573
     600    Kronos, Inc. *....................       26,784
     600    Manhattan Associates, Inc. *......       13,920
   8,800    Microsoft Corp. ..................      226,424
     900    National Instruments Corp. .......       22,176
   5,300    Novell, Inc. *....................       39,485
   1,100    RSA Security, Inc. *..............       13,981
     700    Seachange International, Inc. *...        4,452
     300    Symantec Corp. *..................        6,798
   1,000    Take-Two Interactive Software,
              Inc. *..........................       22,090
   5,800    Unisys Corp. *....................       38,512
                                                -----------
                                                    953,226
                                                -----------
            Textiles & Apparel - 0.6%
   2,700    Cintas Corp. .....................      110,835
     500    Columbia Sportswear Co. *.........       23,200
     600    Mohawk Industries, Inc. *.........       48,150
                                                -----------
                                                    182,185
                                                -----------
            Wholesale - 1.0%
     300    AmerisourceBergen Corp. ..........       23,190
   1,300    Copart, Inc. *....................       31,031
   2,300    Patterson Cos., Inc. *............       92,069
   4,470    Sysco Corp. ......................      140,224
                                                -----------
                                                    286,514
                                                -----------
                                                 13,471,464
                                                -----------
            TOTAL COMMON STOCK (PROCEEDS
              $25,831,833)....................   26,594,200
                                                -----------
            RIGHTS - 0.0%
            NORWAY - 0.0%
            Forest Products & Paper - 0.0%
   1,285    Norske Skogindustrier ASA.........        2,865
                                                -----------
            TOTAL RIGHTS (PROCEEDS $0)........        2,865
                                                -----------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS $25,831,833)..........  $26,597,065
                                                ===========

---------------

*  Non-income producing security.

                                            Laudus Trust Semi-Annual Report  105
See the accompanying notes to the financial statements.

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A) as of 9/30/05 (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK - 92.7%
              AGRICULTURE, FOOD & BEVERAGE - 1.7%
      2,938   Andersons, Inc. ..............  $     86,025
        440   Cagle's, Inc., Class A *......         4,572
        270   Chiquita Brands International,
                Inc. .......................         7,547
        700   Diedrich Coffee, Inc. *.......         5,601
     26,775   Flowers Foods, Inc. ..........       730,421
     20,525   Gold Kist, Inc. *.............       401,264
        600   Hain Celestial Group, Inc.
                *...........................        11,640
      1,800   J & J Snack Foods Corp. ......       104,040
     11,391   Lance, Inc. ..................       198,887
      6,800   National Beverage Corp. *.....        52,768
      5,800   Penford Corp. ................        77,546
     31,210   PepsiAmericas, Inc. ..........       709,402
      8,700   Pilgrim's Pride Corp. ........       316,680
        238   Ralcorp Holdings, Inc. .......         9,977
        300   Seaboard Corp. ...............       411,900
      3,200   Seneca Foods Corp., Class B
                *...........................        59,200
      3,440   Tasty Baking Co. .............        29,859
      7,650   Zapata Corp. *................        54,698
                                              ------------
                                                 3,272,027
                                              ------------
              AIRLINES - 0.7%
        930   Air Methods Corp. *...........        10,528
      4,880   AirNet Systems, Inc. *........        23,180
     10,800   Alaska Air Group, Inc. *......       313,848
     12,120   Macquarie Infrastructure
                Company Trust...............       341,784
      6,368   MAIR Holdings, Inc. *.........        37,125
        170   Mesa Air Group, Inc. *........         1,403
      4,940   Republic Airways Holdings,
                Inc. *......................        70,691
     22,200   SkyWest, Inc. ................       595,404
      2,030   TIMCO Aviation Services, Inc.
                *...........................           315
                                              ------------
                                                 1,394,278
                                              ------------
              AUTOS - 1.6%
      4,900   Aftermarket Technology Corp.
                *...........................        90,111
      8,300   Autoliv, Inc. ................       361,050
     10,398   BorgWarner, Inc. .............       587,071
        220   Commercial Vehicle Group, Inc.
                *...........................         4,607
     22,950   Oshkosh Truck Corp. ..........       990,523
      2,072   R&B, Inc. *...................        21,238
      2,440   Sequa Corp., Class A *........       143,960
      4,204   Spartan Motors, Inc. .........        45,697
      2,300   Supreme Industries, Inc.,
                Class A.....................        21,597
      3,210   Sypris Solutions, Inc. .......        34,475
     23,865   TRW Automotive Holdings Corp.
                *...........................       700,199
                                              ------------
                                                 3,000,528
                                              ------------
              BANKS & CREDIT INSTITUTIONS - 3.4%
         60   1st Independence Financial
                Group, Inc. ................         1,170
      2,447   ABC Bancorp...................        46,958
      6,871   Accredited Home Lenders
                Holding Co. *...............       241,584

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
     18,352   Advanta Corp., Class A........  $    478,253
        200   Ameriana Bancorp..............         2,800
     16,700   Bank of Hawaii Corp. .........       821,973
      5,700   Berkshire Bancorp, Inc. ......       102,371
      6,110   Beverly Hills Bancorp,
                Inc. .......................        62,689
        455   BOE Financial Services of
                Virginia, Inc. .............        13,880
        200   Britton & Koontz Capital
                Corp. ......................         4,082
        120   Brunswick Bancorp *...........         1,457
      1,800   Camden National Corp. ........        67,806
        100   Capital Crossing Bank *.......         3,474
      2,000   Capitol Bancorp Ltd. .........        64,800
        200   Carver Bancorp, Inc. .........         3,318
        450   Central Bancorp, Inc. ........        12,616
      2,400   Central Pacific Financial
                Corp. ......................        84,432
        200   Centrue Financial Corp. *.....         5,233
        905   CFS Bancorp, Inc. ............        12,127
        200   Citizens First Bancorp,
                Inc. .......................         4,268
         10   Codorus Valley Bancorp,
                Inc. .......................           182
      3,800   Collegiate Funding Services
                *...........................        56,278
         10   Community Shores Bank Corp.
                *...........................           157
        808   Community West Bancshares.....        10,019
      8,370   CompuCredit Corp. *...........       371,795
        900   Consumer Portfolio Services,
                Inc. *......................         4,500
        100   Cowlitz Bancorp *.............         1,339
      3,400   Dollar Financial Corp. *......        40,766
      3,510   Federal Agricultural Mortgage
                Corp., Class C..............        85,433
        510   Fidelity Southern Corp. ......         8,874
        200   First Bancshares, Inc. .......         3,436
        500   First Citizens BancShares,
                Inc., Class A...............        85,325
      1,268   First Defiance Financial
                Corp. ......................        34,781
         40   First Federal Bancshares of
                Arkansas, Inc. .............           944
        600   First Federal Bancshares,
                Inc. .......................        12,384
        100   First Federal Bankshares,
                Inc. .......................         1,945
         20   First Financial Corp. ........           540
        800   First Keystone Financial,
                Inc. .......................        17,600
         21   First M&F Corp. ..............           740
        310   First Merchants Corp. ........         8,007
     13,280   First Niagara Financial Group,
                Inc. .......................       191,763
         99   First Niles Financial,
                Inc. .......................         1,411
      3,045   First Place Financial
                Corp. ......................        67,508
         10   First West Virginia Bancorp,
                Inc. .......................           183
        120   FirstBank NW Corp. ...........         3,330
         60   FirstFed Bancorp, Inc. .......           654
      9,300   FirstFed Financial Corp. *....       500,432
         10   FMS Financial Corp. ..........           175
        330   FNB Corp. ....................         6,224
         10   Fremont General Corp. ........           218
         10   Guaranty Federal Bancshares,
                Inc. .......................           272
        120   Heartland Financial USA,
                Inc. .......................         2,332
        700   HF Financial Corp. ...........        13,216
         60   Hopfed Bancorp, Inc. .........           947

106  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
        750   Horizon Bancorp...............  $     19,931
      2,730   Intervest Bancshares Corp.
                *...........................        59,924
      2,187   ITLA Capital Corp. *..........       114,796
          8   Lincoln Bancorp...............           127
      1,365   LSB Financial Corp. ..........        38,657
        100   Mainsource Financial Group,
                Inc. .......................         1,773
      1,100   Meta Financial Group, Inc. ...        21,725
        600   MFB Corp. ....................        15,150
      4,230   NBC Capital Corp. ............       106,088
        100   NewMil Bancorp, Inc. .........         2,882
      3,000   North Central Bancshares,
                Inc. .......................       113,100
      3,200   North Valley Bancorp..........        54,720
      1,000   Northrim BanCorp, Inc. .......        25,040
        400   Northway Financial, Inc. .....        13,646
      1,100   OceanFirst Financial Corp. ...        26,554
        100   Pamrapo Bancorp, Inc. ........         2,113
        790   PennFed Financial Services,
                Inc. .......................        14,441
        100   Pinnacle Bancshares, Inc. ....         1,363
      2,399   Provident Financial Holdings,
                Inc. .......................        67,292
      3,800   PSB Bancorp, Inc. *...........        53,200
        249   Renasant Corp. ...............         7,881
        393   River Valley Bancorp..........         8,251
      1,824   Simmons First National Corp.,
                Class A.....................        52,020
         51   SVB Financial Group *.........         2,481
     40,180   TD Banknorth, Inc. ...........     1,211,024
        300   Tower Financial Corp. *.......         4,800
      4,310   UnionBanCal Corp. ............       300,493
        560   United Bancorp, Inc. .........         6,972
         10   United Bancshares, Inc. ......           161
      3,971   United Community Financial
                Corp. ......................        44,555
        400   United Financial Corp. .......        10,000
          5   United Security Bancshares,
                Inc. .......................           137
      2,581   Unity Bancorp, Inc. ..........        33,605
      4,611   Wainwright Bank & Trust
                Co. ........................        48,001
      1,460   Washington Savings Bank,
                F.S.B.......................        13,301
        960   Westcorp......................        56,544
        794   WFS Financial, Inc. *.........        53,349
        460   World Acceptance Corp. *......        11,689
      2,400   WSFS Financial Corp. .........       141,336
                                              ------------
                                                 6,328,123
                                              ------------
              BASIC MINERALS & METALS - 3.8%
      2,870   A. M. Castle & Co. *..........        50,225
      6,370   Aleris International, Inc.
                *...........................       174,857
     46,860   Allegheny Technologies,
                Inc. .......................     1,451,723
     15,730   Commercial Metals Co. ........       530,730
      8,490   Freeport-McMoRan Copper &
                Gold, Inc., Class B.........       412,529
        100   L.B. Foster Co., Class A *....         1,325
     16,400   Lone Star Technologies, Inc.
                *...........................       911,676
     12,190   NS Group, Inc. *..............       478,458
      6,115   Phelps Dodge Corp. ...........       794,522
     17,013   Precision Castparts Corp. ....       903,390
      3,130   Quanex Corp. .................       207,269

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BASIC MINERALS &
                METALS continued
      4,925   Roanoke Electric Steel
                Corp. ......................  $     98,648
     13,000   Ryerson Tull, Inc. ...........       276,900
     14,350   Southern Peru Copper Corp. ...       803,026
      2,600   Synalloy Corp. *..............        29,091
      1,470   Walter Industries, Inc. ......        71,912
                                              ------------
                                                 7,196,281
                                              ------------
              BEER, LIQUOR & TOBACCO - 0.3%
         15   MGP Ingredients, Inc. ........           168
     12,600   UST, Inc. ....................       527,436
                                              ------------
                                                   527,604
                                              ------------
              BIOTECHNOLOGY - 0.9%
      5,800   Harvard Bioscience, Inc. *....        17,690
     21,395   Invitrogen Corp. *............     1,609,546
                                              ------------
                                                 1,627,236
                                              ------------
              CELLULAR & WIRELESS - 0.4%
     13,980   Telephone & Data Systems,
                Inc. .......................       545,219
      2,890   Telephone & Data Systems,
                Inc., Special Shares........       108,520
      2,503   USA Mobility, Inc. *..........        67,531
                                              ------------
                                                   721,270
                                              ------------
              CHEMICALS & RUBBER - 2.3%
      3,080   A. Schulman, Inc. ............        55,286
        500   American Pacific Corp. *......         2,958
      1,520   Arch Chemicals, Inc. .........        35,340
      2,900   Bairnco Corp. ................        31,001
      8,099   Chemtura Corp. ...............       100,590
     18,630   Eastman Chemical Co. .........       875,051
     61,420   Hercules, Inc. *..............       750,552
     27,300   Hexcel Corp. *................       499,317
        520   LESCO, Inc. *.................         8,242
     48,120   PolyOne Corp. *...............       291,607
     10,539   RPM International, Inc. ......       193,918
     21,300   Sherwin-Williams Co. .........       938,691
      1,000   Stepan Co. ...................        25,060
     51,240   Terra Industries, Inc. *......       340,746
      6,910   Westlake Chemical Corp. ......       187,123
                                              ------------
                                                 4,335,482
                                              ------------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.5%
     31,390   BE Aerospace, Inc. *..........       520,132
      3,200   Ducommun, Inc. *..............        70,400
      3,000   Ladish Co., Inc. *............        52,320
      8,980   Triumph Group, Inc. *.........       333,787
                                              ------------
                                                   976,639
                                              ------------
              COMMUNICATIONS UTILITIES - 1.0%
      2,900   Atlantic Tele-Network,
                Inc. .......................        96,280
         10   CNET Networks, Inc. *.........           136
      7,420   CT Communications, Inc. ......        91,785
      8,279   D&E Communications, Inc. .....        75,091
     42,150   EarthLink, Inc. *.............       451,005
      2,200   Golden Telecom, Inc. .........        69,454
      2,100   Hector Communications
                Corp. ......................        61,089
        400   Lynch Interactive Corp. *.....        10,256

                                            Laudus Trust Semi-Annual Report  107
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, COMMUNICATIONS
                UTILITIES continued
     26,610   Monster Worldwide, Inc. *.....  $    817,193
     21,400   Playboy Enterprises, Inc.,
                Class A *...................       265,360
      1,500   Valor Communications Group,
                Inc. .......................        20,445
                                              ------------
                                                 1,958,094
                                              ------------
              CONSTRUCTION & HOMEBUILDING - 4.6%
     21,060   Beazer Homes USA, Inc. .......     1,235,590
      1,120   Brookfield Homes Corp. .......        62,194
      4,500   Comfort Systems USA, Inc. *...        39,645
      1,200   D.R. Horton, Inc. ............        43,464
      5,660   Hovnanian Enterprises, Inc.,
                Class A *...................       289,792
     16,674   Insituform Technologies, Inc.,
                Class A *...................       288,293
      3,450   KB HOME.......................       252,540
     16,646   M.D.C. Holdings, Inc. ........     1,313,203
         50   M/I Homes, Inc. ..............         2,713
        680   Meadow Valley Corp. *.........         6,474
     12,520   Meritage Corp. *..............       959,783
      1,320   Orleans Homebuilders, Inc. ...        32,525
     39,200   Pulte Homes, Inc. ............     1,682,464
     15,400   Ryland Group, Inc. ...........     1,053,668
        100   Sterling Construction Co.,
                Inc. *......................         2,590
      4,375   Technical Olympic USA,
                Inc. .......................       114,450
      8,870   Toll Brothers, Inc. *.........       396,223
     19,390   WCI Communities, Inc. *.......       550,094
      1,800   William Lyon Homes, Inc. *....       279,360
                                              ------------
                                                 8,605,065
                                              ------------
              CONSTRUCTION MATERIALS - 1.4%
      1,400   Ameron International Corp. ...        64,960
        800   Continental Materials Corp.
                *...........................        24,540
     10,000   Eagle Materials, Inc. ........     1,213,699
     24,310   Jarden Corp. *................       998,412
        570   Oil-Dri Corp. of America......         9,958
      5,202   Owens-Illinois, Inc. *........       107,265
      7,070   U.S. Concrete, Inc. *.........        54,510
        250   United States Lime & Minerals,
                Inc. *......................         8,538
      1,500   Vulcan Materials Co. .........       111,315
                                              ------------
                                                 2,593,197
                                              ------------
              CONSUMER DURABLES - 0.4%
      5,400   Coachmen Industries, Inc. ....        62,046
     16,980   Thor Industries, Inc. ........       577,320
      2,468   Universal Electronics, Inc.
                *...........................        42,672
                                              ------------
                                                   682,038
                                              ------------
              DRUGS & PHARMACEUTICALS - 1.9%
     18,183   Celgene Corp. *...............       987,700
      8,300   Dade Behring Holdings,
                Inc. .......................       304,278
        100   Diagnostic Products Corp. ....         5,273
      3,300   E-Z-EM, Inc. *................        46,695
     27,999   Endo Pharmaceuticals Holdings,
                Inc. *......................       746,733

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, DRUGS &
                PHARMACEUTICALS continued
      6,356   First Horizon Pharmaceutical
                Corp. *.....................  $    126,294
      2,090   Immucor, Inc. *...............        57,350
        660   Inverness Medical Innovations,
                Inc. *......................        17,510
        110   Natural Alternative
                International, Inc. *.......           763
      6,600   Nature's Sunshine Products,
                Inc. .......................       153,384
     11,400   Theragenics Corp. *...........        33,630
     11,187   United Therapeutics Corp. *...       780,853
        100   United-Guardian, Inc. ........           820
      5,731   USANA Health Sciences, Inc.
                *...........................       273,369
      7,300   Weider Nutrition
                International, Inc. *.......        38,617
                                              ------------
                                                 3,573,269
                                              ------------
              ELECTRIC UTILITIES - 1.0%
     17,109   Alliant Energy Corp. .........       498,385
        700   CH Energy Group, Inc. ........        33,236
      1,200   Cleco Corp. ..................        28,296
     10,410   Duquesne Light Holdings,
                Inc. .......................       179,156
      1,800   Florida Public Utilities
                Co. ........................        28,584
      1,600   Green Mountain Power Corp. ...        52,688
      1,090   Maine & Maritimes Corp. ......        21,473
      1,000   Unitil Corp. .................        28,100
     27,600   Westar Energy, Inc. ..........       665,988
     21,180   Xcel Energy, Inc. ............       415,340
                                              ------------
                                                 1,951,246
                                              ------------
              FINANCIAL INVESTMENTS - 0.9%
     14,630   Aaron Rents, Inc. ............       309,425
     12,170   American Capital Strategies
                Ltd. .......................       446,151
      3,243   California First National
                Bancorp.....................        42,159
        130   Capital Southwest Corp. ......        11,072
      9,044   Electro Rent Corp. *..........       113,774
      4,289   ePlus, Inc. *.................        55,971
        160   Jackson Hewitt Tax Service,
                Inc. .......................         3,826
     12,900   KMG America Corp. *...........       103,200
     19,737   MCG Capital Corp. ............       332,963
      5,789   Universal Compression
                Holdings, Inc. *............       230,229
      3,920   Willis Lease Finance Corp.
                *...........................        39,161
                                              ------------
                                                 1,687,931
                                              ------------
              FOREST PRODUCTS & PAPER - 0.3%
      2,970   Chesapeake Corp. .............        54,618
      3,080   CSS Industries, Inc. .........       100,162
      2,900   DSG International Ltd. *......        17,748
     10,120   Lydall, Inc. *................        90,372
        300   Mod-Pac Corp. *...............         3,261
        220   Nashua Corp. *................         1,364
         70   Packaging Dynamics Corp. .....           882
        500   Rock-Tenn Co., Class A........         7,550
      6,588   Universal Forest Products,
                Inc. .......................       377,624
                                              ------------
                                                   653,581
                                              ------------

108  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              FURNITURE & HOUSEHOLD ITEMS - 2.0%
      1,000   A.T. Cross Co., Class A *.....  $      4,790
      1,050   American Biltrite, Inc. *.....        12,968
      1,190   American Locker Group, Inc.
                *...........................         5,522
        120   Atlantis Plastics, Inc., Class
                A...........................         1,199
      2,000   AZZ, Inc. *...................        41,100
      4,000   Bassett Furniture Industries,
                Inc. .......................        74,480
      7,560   Central Garden & Pet Co. *....       342,090
      3,500   Channell Commercial Corp. *...        33,077
      1,600   Chase Corp. ..................        23,344
        150   Chromcraft Revington, Inc.
                *...........................         2,037
      4,100   Communications Systems,
                Inc. .......................        46,125
        920   Ethan Allen Interiors,
                Inc. .......................        28,842
      2,306   Genlyte Group, Inc. *.........       110,872
      5,270   Griffon Corp. *...............       129,642
      9,540   HNI Corp. ....................       574,499
     10,500   JAKKS Pacific, Inc. *.........       170,415
        134   K2, Inc. *....................         1,528
     14,827   Kimball International, Inc.,
                Class B.....................       179,258
         10   Knape & Vogt Manufacturing
                Co. ........................           131
      5,950   La-Z-Boy, Inc. ...............        78,481
      6,410   Lamson & Sessions Co. *.......       117,431
      1,790   Mikohn Gaming *...............        23,789
        560   Mity Enterprises, Inc. *......         9,565
     14,500   Movado Group, Inc. ...........       271,440
      9,480   Myers Industries, Inc. .......       110,347
        300   National Presto Industries,
                Inc. .......................        12,843
         92   Raven Industries, Inc. .......         2,691
      1,300   RC2 Corp. *...................        43,888
      5,059   Stanley Furniture Co.,
                Inc. .......................       132,495
      6,800   Steelcase, Inc., Class A......        98,328
     27,120   Thomas & Betts Corp. *........       933,198
      5,859   Tredegar Corp. ...............        76,226
                                              ------------
                                                 3,692,641
                                              ------------
              GAS & OTHER PUBLIC UTILITIES - 0.6%
        300   BIW Ltd. .....................         5,910
      2,340   California Water Service
                Group.......................        96,408
      1,870   Chesapeake Utilities Corp. ...        65,731
      7,930   Clean Harbors, Inc. *.........       269,223
      3,270   KeySpan Corp. ................       120,271
        370   Laclede Group, Inc. ..........        12,021
         74   NiSource, Inc. ...............         1,795
      3,900   SJW Corp. ....................       188,292
        700   South Jersey Industries,
                Inc. .......................        20,398
      2,796   Southwest Water Co. ..........        40,542
     12,230   Vectren Corp. ................       346,720
        330   Waste Industries USA, Inc. ...         4,389
                                              ------------
                                                 1,171,700
                                              ------------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.2%
      1,300   Aerosonic Corp. *.............         7,800
      7,920   Herley Industries *...........       147,550
        376   Lowrance Electronics, Inc. ...         9,547
        820   Todd Shipyards Corp. .........        15,662
      6,090   United Industrial Corp. ......       217,717
                                              ------------
                                                   398,276
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              HEALTH CARE & HOSPITAL - 2.7%
     18,560   Allied Healthcare
                International, Inc. *.......  $    104,864
        660   Almost Family, Inc. *.........        10,692
      3,200   American Shared Hospital
                Services....................        19,168
      1,216   AmSurg Corp. *................        33,270
     28,300   Health Net, Inc. *............     1,339,156
     19,969   HealthTronics, Inc. *.........       198,891
     23,900   Humana, Inc. *................     1,144,332
     14,500   Kindred Healthcare, Inc. *....       432,100
      4,230   MedCath Corp. *...............       100,463
      2,860   MEDTOX Scientific, Inc. *.....        20,735
        130   National Dentex Corp. *.......         2,678
        100   National Healthcare Corp. ....         3,500
      5,244   National Home Health Care
                Corp. ......................        59,362
        600   Pediatric Services of America,
                Inc. *......................         8,394
     12,700   Pediatrix Medical Group, Inc.
                *...........................       975,614
      6,070   RehabCare Group, Inc. *.......       124,556
      2,269   Res-Care, Inc. *..............        34,920
      8,670   Triad Hospitals, Inc. *.......       392,491
                                              ------------
                                                 5,005,186
                                              ------------
              INFORMATION & SERVICES - 4.4%
      2,100   Ablest, Inc. *................        19,383
     15,300   ABM Industries, Inc. .........       318,393
        190   Administaff, Inc. ............         7,551
      1,892   Albany Molecular Research,
                Inc. *......................        23,045
     15,300   American Retirement Corp. *...       288,099
        830   Angelica Corp. ...............        14,816
        900   Capital Title Group, Inc. ....         6,660
      7,970   Carriage Services, Inc. *.....        50,530
        660   Cass Information Systems,
                Inc. .......................        20,750
        770   CBIZ, Inc. *..................         3,927
      6,840   CDI Corp. ....................       202,054
      6,870   Central Parking Corp. ........       102,707
     35,150   CheckFree Corp. *.............     1,329,372
        120   Cornell Cos., Inc. *..........         1,765
      7,700   Corrections Corp. of America
                *...........................       305,690
      4,550   CPI Corp. ....................        80,035
        443   Discovery Partners
                International *.............         1,426
      1,950   Dun & Bradstreet Corp. *......       128,447
      2,530   Ecology & Environment,
                Inc. .......................        20,746
      7,000   Exponent, Inc. *..............       219,730
        100   Forrester Research, Inc. *....         2,082
        860   Franklin Covey Co. *..........         6,140
     17,200   H&R Block, Inc. ..............       412,456
        600   Hallwood Group, Inc. .........        38,400
        570   Harte-Hanks, Inc. ............        15,065
      2,205   Healthcare Services Group,
                Inc. .......................        42,446
      6,000   Horizon Health Corp. *........       163,020
      9,860   Hudson Highland Group, Inc.
                *...........................       246,204
      1,295   ICT Group, Inc. *.............        15,203
      2,649   Kelly Services, Inc., Class
                A...........................        81,218
      5,100   Kendle International, Inc.
                *...........................       143,514
      2,100   Labor Ready, Inc. *...........        53,865
      5,500   Layne Christensen Co. *.......       129,525

                                            Laudus Trust Semi-Annual Report  109
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
        480   Manpower, Inc. ...............  $     21,307
      2,420   Michael Baker Corp. *.........        63,041
      8,550   Monro Muffler Brake, Inc. ....       224,609
     49,790   MPS Group, Inc. *.............       587,522
      1,350   National Technical Systems,
                Inc. *......................         6,710
     10,044   NCO Group, Inc. *.............       207,509
         40   Nobel Learning Communities,
                Inc. *......................           374
      5,100   Opinion Research Corp. *......        33,762
      7,640   PAREXEL International Corp.
                *...........................       153,488
      8,640   Pharmaceutical Product
                Development, Inc. *.........       496,886
        998   RCM Technologies, Inc. *......         5,998
        300   Refac *.......................         2,393
      8,210   Regis Corp. ..................       310,502
     36,840   Shaw Group, Inc. *............       908,474
      6,884   SOURCECORP, Inc. *............       147,593
        250   Steiner Leisure Ltd. *........         8,493
     10,060   URS Corp. *...................       406,323
      1,915   Vertrue, Inc. *...............        69,610
      6,400   Volt Information Sciences,
                Inc. *......................       130,048
         78   West Corp. *..................         2,916
                                              ------------
                                                 8,281,822
                                              ------------
              INSTRUMENTS - 5.6%
        787   Allied Healthcare Products,
                Inc. *......................         4,195
     29,466   American Medical Systems
                Holdings, Inc. *............       593,740
      2,900   American Science &
                Engineering, Inc. *.........       190,211
      7,745   Arrow International, Inc. ....       218,409
     13,741   ArthroCare Corp. *............       552,663
        110   Astro-Med, Inc. ..............         1,356
      3,200   Badger Meter, Inc. ...........       125,888
     19,100   Bausch & Lomb, Inc. ..........     1,540,987
        150   Bio-Logic Systems Corp. *.....           905
      1,600   Bio-Rad Laboratories, Inc.,
                Class A *...................        87,984
     20,240   Checkpoint Systems, Inc. *....       480,093
     15,898   Coherent, Inc. *..............       465,493
      3,500   Compex Technologies, Inc. *...        15,120
      9,219   CONMED Corp. *................       257,026
      6,500   Datascope Corp. ..............       201,630
     10,630   DJ Orthopedics, Inc. *........       307,632
     29,500   Edwards Lifesciences Corp.
                *...........................     1,310,094
      1,300   Embrex, Inc. *................        14,729
        110   Escalon Medical Corp. *.......           677
      3,170   Esterline Technologies Corp.
                *...........................       120,111
      2,100   Frequency Electronics,
                Inc. .......................        22,890
     10,900   Haemonetics Corp. *...........       518,077
      2,910   Integra LifeSciences Holdings
                *...........................       111,337
      4,820   Invacare Corp. ...............       200,849
        500   Iridex Corp. *................         4,395
      2,300   K-Tron International, Inc.
                *...........................        77,809
      1,840   Kewaunee Scientific Corp. ....        16,588
      1,200   LeCroy Corp. *................        17,820

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INSTRUMENTS continued
        100   Mesa Laboratories, Inc. ......  $      1,275
        100   Misonix, Inc. *...............           719
      4,990   Molecular Devices Corp. *.....       104,241
        800   MTS Systems Corp. ............        30,216
         10   New Brunswick Scientific Co.,
                Inc. *......................            61
      2,536   Orthofix International NV *...       110,570
      5,800   Perceptron, Inc. *............        37,158
      1,100   Schmitt Industries, Inc. *....         7,567
      1,800   Span-America Medical Systems,
                Inc. .......................        18,351
     28,000   Steris Corp. .................       666,120
     16,080   Teleflex, Inc. ...............     1,133,640
     11,463   Thoratec Corp. *..............       203,583
      8,500   Tollgrade Communications, Inc.
                *...........................        71,910
     18,290   Viasys Healthcare, Inc. *.....       457,067
        480   Vicon Industries, Inc. *......         1,464
      5,360   Zygo Corp. *..................        82,115
                                              ------------
                                                10,384,765
                                              ------------
              INSURANCE - 5.3%
      1,175   Alleghany Corp. *.............       359,550
      3,081   American National Insurance
                Co. ........................       367,009
      2,000   American Physicians Capital,
                Inc. *......................        98,260
      4,900   American Safety Insurance
                Holdings Ltd. *.............        84,476
      2,700   AmerUs Group Co. .............       154,899
      1,080   Ceres Group, Inc. *...........         6,080
     29,249   CNA Financial Corp. *.........       873,668
     11,600   Crawford & Co., Class B.......        90,828
         70   Endurance Specialty Holdings
                Ltd. .......................         2,388
     17,600   Everest Re Group Ltd. ........     1,723,039
      9,000   FPIC Insurance Group, Inc.
                *...........................       323,910
     33,000   HCC Insurance Holdings,
                Inc. .......................       941,489
     18,242   Horace Mann Educators
                Corp. ......................       360,827
      8,081   IPC Holdings Ltd. ............       263,845
        210   Kansas City Life Insurance
                Co. ........................        10,746
     12,767   Max Re Capital Ltd. ..........       316,494
        112   Medical Resources, Inc. (b)...            --
     13,210   National Financial Partners
                Corp. ......................       596,299
        750   National Western Life
                Insurance Co., Class A *....       158,438
      1,010   NYMAGIC, Inc. ................        24,573
      2,970   Odyssey Re Holdings Corp. ....        75,854
     10,680   Old Republic International
                Corp. ......................       284,836
      5,831   Philadelphia Consolidated
                Holding Corp. *.............       495,052
        855   Presidential Life Corp. ......        15,390
     16,660   PXRE Group Ltd. ..............       224,244
     22,300   Radian Group, Inc. ...........     1,184,129
        100   RTW, Inc. *...................         1,140
     21,070   Scottish Re Group Ltd. .......       502,309
        400   Selective Insurance Group,
                Inc. .......................        19,560
        100   Stewart Information Services
                Corp. ......................         5,120

110  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
      2,900   Unico American Corp. *........  $     26,593
     10,255   United America Indemnity Ltd.,
                Class A *...................       188,179
      7,000   UnumProvident Corp. ..........       143,500
                                              ------------
                                                 9,922,724
                                              ------------
              INTEGRATED OIL COS. - 0.0%
        263   Marathon Oil Corp. ...........        18,129
                                              ------------
              IT HARDWARE - 5.2%
     28,650   Advanced Micro Devices, Inc.
                *...........................       721,980
      2,460   Advanced Power Technology,
                Inc. *......................        21,279
      5,500   American Technical Ceramics
                Corp. *.....................        59,675
      3,130   Amphenol Corp., Class A.......       126,264
      9,220   Applied Innovation, Inc. *....        35,497
     16,390   Arris Group, Inc. *...........       194,385
     10,213   ATMI, Inc. *..................       316,603
      1,510   Avocent Corp. *...............        47,776
        900   BTU International, Inc. *.....         8,181
     39,999   Cirrus Logic, Inc. *..........       303,592
      7,700   Cobra Electronics Corp. *.....        64,064
         48   Cohu, Inc. ...................         1,135
     20,300   CTS Corp. ....................       245,630
      8,450   Diodes, Inc. *................       306,397
      3,790   DSP Group, Inc. *.............        97,251
      3,341   EMS Technologies, Inc. *......        54,692
     18,990   Emulex Corp. *................       383,788
      1,426   Entegris, Inc. *..............        16,117
        600   Espey Manufacturing &
                Electronics Corp. ..........        20,985
      5,400   Globecomm Systems, Inc. *.....        42,390
     34,200   Harris Corp. .................     1,429,560
      6,840   Imation Corp. ................       293,231
         80   Innovex, Inc. *...............           340
     67,858   Intersil Corp., Class A.......     1,477,947
      5,449   IXYS Corp. *..................        57,541
        800   LSI Logic Corp. *.............         7,880
     25,100   Marvell Technology Group Ltd.
                *...........................     1,157,361
     11,700   MEMC Electronic Materials,
                Inc. *......................       266,643
        800   Merrimac Industries, Inc. *...         7,316
      7,820   Microsemi Corp. *.............       199,723
        150   MKS Instruments, Inc. *.......         2,585
      1,070   Netlogic Microsystems, Inc.
                *...........................        23,101
     41,075   ON Semiconductor Corp. *......       212,358
      3,900   Optical Cable Corp. *.........        21,723
      4,105   Park Electrochemical Corp. ...       109,398
        289   Peak International Ltd. *.....           876
     18,294   Photronics, Inc. *............       354,904
      2,990   Semitool, Inc. *..............        23,771
     14,290   SonicWALL, Inc. *.............        90,742
        456   Sparton Corp. ................         4,560
      7,900   Spectrum Control, Inc. *......        58,539
        200   Standard Microsystems Corp.
                *...........................         5,982
      7,215   Stratos International, Inc.
                *...........................        42,136
        300   Supertex, Inc. *..............         8,997
     29,307   Symmetricom, Inc. *...........       226,836

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, IT HARDWARE continued
      5,520   Tekelec *.....................  $    115,644
        180   Teledyne Technologies, Inc.
                *...........................         6,205
      1,200   Trans-Lux Corp. ..............         7,260
      9,257   Trident Microsystems, Inc.
                *...........................       294,465
         50   White Electronic Designs Corp.
                *...........................           255
      7,330   Woodhead Industries, Inc. ....       100,641
                                              ------------
                                                 9,676,201
                                              ------------
              LAND & WATER TRANSPORTATION - 1.7%
        230   B & H Ocean Carriers Ltd. *...         4,807
      6,631   Celadon Group, Inc. *.........       147,871
     25,656   CNF, Inc. ....................     1,346,940
      7,470   Frozen Food Express
                Industries, Inc. *..........        78,360
      8,900   Kirby Corp. *.................       439,927
      6,075   Marten Transport Ltd. *.......       153,698
      9,812   Overseas Shipholding Group,
                Inc. .......................       572,334
     15,555   Swift Transportation Co., Inc.
                *...........................       275,324
        300   Transport Corp. of America,
                Inc. *......................         2,250
      3,100   USA Truck, Inc. *.............        78,430
      6,700   Werner Enterprises, Inc. .....       115,843
                                              ------------
                                                 3,215,784
                                              ------------
              MAINFRAME & MINICOMPUTERS - 0.0%
      2,750   Neoware Systems, Inc. *.......        46,035
                                              ------------
              METAL PRODUCTS & MACHINERY - 4.9%
      3,660   Allied Motion Technologies,
                Inc. *......................        14,457
         40   Ampco-Pittsburgh Corp. .......           620
      2,793   Astec Industries, Inc. *......        79,293
      2,300   Black & Decker Corp. .........       188,807
      9,190   Blount International, Inc.
                *...........................       162,112
      2,830   Bonso Electronics
                International, Inc. ........        14,037
     53,987   Crown Holdings, Inc. *........       860,553
     12,370   Cummins, Inc. ................     1,088,436
      7,380   EnerSys *.....................       111,955
         80   EnPro Industries, Inc. *......         2,695
      1,600   ESCO Technologies, Inc. *.....        80,112
        300   Evans & Sutherland Computer
                Corp. *.....................         1,788
        300   Gehl Co. *....................         8,361
      1,340   Gerber Scientific, Inc. *.....        10,506
      1,790   Greenbrier Cos., Inc. ........        59,500
        740   Hardinge, Inc. ...............        10,869
      1,600   International Aluminum
                Corp. ......................        59,360
     13,190   JLG Industries, Inc. .........       482,622
     25,840   Joy Global, Inc. .............     1,303,885
      2,100   Kennametal, Inc. .............       102,984
        500   L.S. Starrett Co., Class A....         9,155
     20,200   Lennox International, Inc. ...       553,682
      4,900   Manitowoc Co., Inc. ..........       246,225
      5,600   Material Sciences Corp. *.....        84,392
      7,100   NCI Building Systems, Inc.
                *...........................       289,609
      8,779   NN, Inc. .....................       105,260

                                            Laudus Trust Semi-Annual Report  111
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, METAL PRODUCTS &
                MACHINERY continued
      2,125   Q.E.P. Co., Inc. *............  $     24,331
     13,920   Regal-Beloit Corp. ...........       451,565
        450   Reinhold Industries, Inc.,
                Class A.....................         8,775
      4,500   Robbins & Myers, Inc. ........       101,160
        746   Standard Motor Products,
                Inc. .......................         6,050
      6,500   Standex International
                Corp. ......................       171,145
        209   Tecumseh Products Co., Class
                B...........................         4,303
      3,200   Tennant Co. ..................       131,136
     15,460   Terex Corp. *.................       764,188
     41,000   Timken Co. ...................     1,214,830
      6,361   Trinity Industries, Inc. .....       257,557
        270   Twin Disc, Inc. ..............        10,668
        500   Water Pik Technologies, Inc.
                *...........................        10,150
      2,370   York International Corp. .....       132,886
                                              ------------
                                                 9,220,019
                                              ------------
              MISCELLANEOUS FINANCE - 2.1%
     21,000   A.G. Edwards, Inc. ...........       920,010
     18,900   Affiliated Managers Group,
                Inc. *......................     1,368,739
         10   BKF Capital Group, Inc. ......           309
        900   Chicago Mercantile Exchange...       303,570
      3,540   Cohen & Steers, Inc. .........        70,800
        300   Nasdaq Stock Market, Inc. *...         7,605
     26,090   Raymond James Financial,
                Inc. .......................       838,011
      6,166   Stifel Financial Corp. *......       221,359
      9,600   SWS Group, Inc. ..............       157,440
                                              ------------
                                                 3,887,843
                                              ------------
              OIL & COAL RESOURCES - 2.2%
      2,940   Atlas America, Inc. *.........       143,619
      2,410   Carrizo Oil & Gas, Inc. *.....        70,613
     28,900   Chesapeake Energy Corp. ......     1,105,425
      2,807   Cimarex Energy Co. *..........       127,241
      4,300   Denbury Resources, Inc. *.....       216,892
      5,900   Energy Partners Ltd. *........       184,198
      8,950   Massey Energy Co. ............       457,077
      6,959   Resource America, Inc., Class
                A...........................       123,383
     29,185   Ultra Petroleum Corp. *.......     1,660,042
        940   Whiting Petroleum Corp. *.....        41,210
                                              ------------
                                                 4,129,700
                                              ------------
              OIL DISTRIBUTION - 0.2%
        100   Adams Resources & Energy,
                Inc. .......................         2,190
      4,400   Sunoco, Inc. .................       344,080
      4,900   TransMontaigne, Inc. *........        39,151
                                              ------------
                                                   385,421
                                              ------------
              OIL DRILLING & SERVICES - 2.0%
      1,670   Dawson Geophysical Co. *......        50,518
     35,610   Grant Prideco, Inc. *.........     1,447,546
        554   Gulf Island Fabrication,
                Inc. .......................        15,928
      2,800   Lufkin Industries, Inc. ......       121,940
        600   NATCO Group, Inc., Class A
                *...........................        15,192
      9,900   Oceaneering International,
                Inc. *......................       528,759
        200   Oil States International, Inc.
                *...........................         7,262
      3,900   Patterson-UTI Energy, Inc. ...       140,712

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, OIL DRILLING &
                SERVICES continued
     27,350   Pride International, Inc. *...  $    779,748
      1,470   Superior Energy Services, Inc.
                *...........................        33,942
      9,468   TETRA Technologies, Inc. *....       295,591
      9,800   W-H Energy Services, Inc. *...       317,716
                                              ------------
                                                 3,754,854
                                              ------------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                1.1%
        450   Dataram Corp. ................         3,033
      1,200   Global Payment Technologies,
                Inc. *......................         4,320
      1,450   Hypercom Corp. *..............         9,454
        168   Interphase Corp. *............           764
     11,095   M-Systems Flash Disk Pioneers
                Ltd. *......................       331,962
      1,030   PAR Technology Corp. *........        23,690
      4,000   Printronix, Inc. .............        62,600
     10,690   RadiSys Corp. *...............       207,386
     10,168   SafeNet, Inc. *...............       369,200
     27,500   UNOVA, Inc. *.................       961,951
        300   VASCO Data Security
                International, Inc. *.......         2,721
        210   Western Digital Corp. *.......         2,715
                                              ------------
                                                 1,979,796
                                              ------------
              PUBLISHING, BROADCASTING & CINEMA - 0.7%
     11,590   American Greetings Corp.,
                Class A.....................       317,565
      1,820   Banta Corp. ..................        92,620
      1,100   Cadmus Communications Corp. ..        23,100
      3,750   Central European Media
                Enterprises Ltd., Class A
                *...........................       198,038
      2,100   Outlook Group Corp. ..........        33,390
     10,370   Reader's Digest Association,
                Inc. .......................       165,609
     12,354   Regent Communications, Inc.
                *...........................        64,982
      4,127   Scholastic Corp. *............       152,534
      6,910   Tribune Co. ..................       234,180
        100   Tufco Technologies, Inc. *....           630
      6,080   World Wrestling Entertainment,
                Inc. .......................        79,040
                                              ------------
                                                 1,361,688
                                              ------------
              REAL ESTATE DEVELOPMENT - 1.2%
      6,796   Alderwoods Group, Inc. *......       111,318
      1,200   AMREP Corp. ..................        32,100
      2,555   Avatar Holdings, Inc. *.......       151,358
     11,430   Bluegreen Corp. *.............       201,740
      1,500   ILX Resorts, Inc. ............        13,418
      2,700   J.W. Mays, Inc. *.............        41,904
      2,490   Patriot Transportation
                Holding, Inc. *.............       171,063
    153,400   Service Corp. International...     1,271,685
     41,808   Stewart Enterprises, Inc.,
                Class A.....................       277,187
      1,210   Tarragon Corp. *..............        22,458
                                              ------------
                                                 2,294,231
                                              ------------

112  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS - 4.9%
     12,280   Ashford Hospitality Trust.....  $    132,133
      1,000   Bedford Property Investors,
                Inc. .......................        23,840
      6,300   Boykin Lodging Co. *..........        78,246
      3,430   CarrAmerica Realty Corp. .....       123,309
     14,040   CBL & Associates Properties,
                Inc. .......................       575,500
      4,400   Correctional Properties
                Trust.......................       129,404
     10,660   Eagle Hospitality Properties
                Trust, Inc. ................       106,387
      8,840   ECC Capital Corp. ............        28,818
        400   Entertainment Properties
                Trust.......................        17,852
      2,300   Equity Inns, Inc. ............        31,050
      2,570   FelCor Lodging Trust, Inc.
                *...........................        38,936
        800   First Union Real Estate Equity
                & Mortgage Investments *....         3,600
      8,000   Five Star Quality Care, Inc.
                *...........................        55,200
        410   Gladstone Commercial Corp. ...         6,847
      6,400   Government Properties Trust,
                Inc. .......................        62,720
      6,520   Highland Hospitality Corp. ...        66,895
         90   Hospitality Properties
                Trust.......................         3,857
    101,126   HRPT Properties Trust.........     1,254,973
        390   Income Opportunity Realty
                Investors *.................         2,847
      2,730   Innkeepers USA Trust..........        42,179
     12,213   Investors Real Estate Trust...       116,024
     20,690   iStar Financial, Inc. ........       836,497
      8,140   LTC Properties, Inc. .........       172,568
         80   Maguire Properties, Inc. .....         2,404
      8,100   Mission West Properties,
                Inc. .......................        81,324
      2,550   Monmouth Capital Corp. .......        14,459
      7,480   Monmouth Real Estate
                Investment Corp., Class A...        61,261
      3,080   National Health Investors,
                Inc. .......................        85,039
      4,000   National Health Realty,
                Inc. .......................        77,640
     48,970   New Plan Excel Realty Trust...     1,123,861
      4,020   One Liberty Properties,
                Inc. .......................        80,038
        350   Presidential Realty Corp.,
                Class B.....................         2,797
      6,680   PS Business Parks, Inc. ......       305,944
         10   Roberts Realty Investors, Inc.
                *...........................            77
      9,090   Sizeler Property Investors,
                Inc. .......................       110,353
     20,000   SL Green Realty Corp. ........     1,363,599
     17,970   Strategic Hotel Capital,
                Inc. .......................       328,132
     13,230   Sunstone Hotel Investors,
                Inc. .......................       322,680
      5,000   Supertel Hospitality, Inc. ...        23,750
     46,650   Trizec Properties, Inc. ......     1,075,749
      1,602   Urstadt Biddle Properties,
                Class A.....................        24,286
      4,980   Windrose Medical Properties
                Trust.......................        76,094
      5,970   Winston Hotels, Inc. .........        59,700
                                              ------------
                                                 9,128,869
                                              ------------
              RESTAURANTS, HOTELS & THEATERS - 2.4%
        530   Benihana, Inc. *..............         9,386
     33,320   Brinker International, Inc.
                *...........................     1,251,498
        148   CBRL Group, Inc. .............         4,982
        190   Champps Entertainment, Inc.
                *...........................         1,315

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, RESTAURANTS, HOTELS &
                THEATERS continued
        310   Checkers Drive-In Restaurants,
                Inc. *......................  $      4,737
     16,200   Darden Restaurants, Inc. .....       491,993
      1,130   Dave & Buster's, Inc. *.......        15,086
     47,840   Denny's Corp. *...............       198,536
      1,500   Dover Motorsports, Inc. ......        10,260
      4,600   Famous Dave's of America, Inc.
                *...........................        54,832
      5,798   Fox & Hound Restaurant Group
                *...........................        59,024
      3,910   Frisch's Restaurants, Inc. ...        94,466
        100   Gaylord Entertainment Co. *...         4,765
      7,580   Interstate Hotels & Resorts,
                Inc. *......................        35,247
        790   J. Alexander's Corp. *........         6,739
      6,670   Jack in the Box, Inc. *.......       199,500
      7,680   Lone Star Steakhouse & Saloon,
                Inc. .......................       199,680
      4,700   Luby's, Inc. *................        61,382
      8,240   Marcus Corp. .................       165,130
        800   Max & Erma's Restaurants, Inc.
                *...........................        10,600
     15,571   Movie Gallery, Inc. ..........       161,783
        150   Nathan's Famous, Inc. *.......         1,350
      7,500   Outback Steakhouse, Inc. .....       274,500
      2,214   Papa John's International,
                Inc. *......................       110,966
     12,100   Penn National Gaming, Inc.
                *...........................       376,430
      4,900   RARE Hospitality
                International, Inc. *.......       125,930
         20   Red Lion Hotels Corp. *.......           140
      2,480   Rubio's Restaurants, Inc. *...        23,039
        750   Ryan's Restaurant Group, Inc.
                *...........................         8,753
        841   Sands Regent *................         7,872
      7,340   Speedway Motorsports, Inc. ...       266,662
      7,900   The Steak n Shake Co. *.......       143,385
        680   Wendy's International,
                Inc. .......................        30,702
                                              ------------
                                                 4,410,670
                                              ------------
              RETAIL - 5.1%
      3,230   1-800 CONTACTS, Inc. *........        60,563
     17,430   1-800-FLOWERS.COM, Inc., Class
                A *.........................       122,184
        860   Arden Group, Inc., Class A....        64,724
      2,550   AutoNation, Inc. *............        50,924
      3,876   Bakers Footwear Group, Inc.
                *...........................        58,140
      1,460   Barnes & Noble, Inc. .........        55,042
      3,808   Big Dog Holdings, Inc. *......        27,113
     37,260   Big Lots, Inc. *..............       409,487
        906   Blair Corp. ..................        33,422
         30   Books-A-Million, Inc. ........           270
     30,100   Borders Group, Inc. ..........       667,317
     10,790   Brown Shoe Co., Inc. .........       356,070
      9,400   Burlington Coat Factory
                Warehouse Corp. ............       357,576
      7,090   Cato Corp., Class A...........       141,304
     43,248   Charming Shoppes, Inc. *......       461,456
     27,700   Chico's FAS, Inc. *...........     1,019,359
      4,720   Circuit City Stores, Inc. ....        80,995

                                            Laudus Trust Semi-Annual Report  113
See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, RETAIL continued
      2,470   Cost-U-Less, Inc. *...........  $     15,191
        900   CSK Auto Corp. *..............        13,392
        100   Deb Shops, Inc. ..............         2,174
        706   Dress Barn, Inc. *............        16,069
      5,570   EZCORP, Inc., Class A *.......        89,454
        200   Factory Card & Party Outlet
                Corp. *.....................         1,450
      7,770   Finish Line, Inc., Class A....       113,364
      2,900   Finlay Enterprises, Inc. *....        26,245
      8,400   First Cash Financial Services,
                Inc. *......................       221,088
        370   Foodarama Supermarkets, Inc.
                *...........................        13,274
        810   Fresh Brands, Inc. *..........         5,832
      1,833   Gottschalks, Inc. *...........        16,717
      2,270   Group 1 Automotive, Inc. *....        62,652
     17,300   GSI Commerce, Inc. *..........       344,270
      1,070   Hastings Entertainment, Inc.
                *...........................         6,227
      3,250   Haverty Furniture Cos.,
                Inc. .......................        39,748
      7,160   Lithia Motors, Inc., Class
                A...........................       207,497
     10,400   Longs Drug Stores Corp. ......       446,056
      4,296   Matria Healthcare, Inc. *.....       162,174
      2,880   Nordstrom, Inc. ..............        98,842
        590   Payless ShoeSource, Inc. *....        10,266
      1,760   PolyMedica Corp. .............        61,494
     15,071   Restoration Hardware, Inc.
                *...........................        95,249
      7,120   Retail Ventures, Inc. *.......        78,178
      1,700   REX Stores Corp. *............        23,290
      4,030   Rush Enterprises, Inc., Class
                B *.........................        60,490
      2,300   Shoe Carnival, Inc. *.........        36,593
      6,740   Smart & Final, Inc. *.........        87,216
      6,000   Sport Chalet, Inc., Class A
                *...........................        64,500
      1,000   Sport Chalet, Inc., Class B
                *...........................        13,340
     10,574   Stage Store, Inc. ............       284,123
     13,400   Stein Mart, Inc. .............       272,020
      3,778   Systemax, Inc. *..............        26,597
        878   TBC Corp. *...................        30,282
      3,198   The Bon-Ton Stores, Inc. .....        62,105
      2,800   The Buckle, Inc. .............        95,116
     11,250   The Men's Wearhouse, Inc. *...       300,375
     10,060   The Sports Authority, Inc.
                *...........................       296,166
        100   Tractor Supply Co. *..........         4,565
     11,850   Trans World Entertainment
                Corp. *.....................        93,497
        250   United Retail Group, Inc. *...         1,910
     26,160   Urban Outfitters, Inc. *......       769,104
      1,500   Village Super Market, Inc.,
                Class A.....................        78,150
      5,020   Weis Markets, Inc. ...........       200,850
     20,280   Zale Corp. *..................       551,210
                                              ------------
                                                 9,464,348
                                              ------------
              SOAPS & COSMETICS - 0.1%
      3,060   Church & Dwight Co., Inc. ....       113,036
        750   CPAC, Inc. ...................         3,750
        410   Ecolab, Inc. .................        13,091
      4,240   Parlux Fragrances, Inc. *.....       123,554
                                              ------------
                                                   253,431
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              SOFTWARE - 7.5%
      9,440   Allscripts Healthcare
                Solution, Inc. *............  $    170,109
      7,800   American Software, Inc., Class
                A...........................        43,680
        400   Ansoft Corp. *................        11,640
         90   ANSYS, Inc. *.................         3,464
      8,790   AsiaInfo Holdings, Inc. *.....        42,632
     32,090   Autodesk, Inc. ...............     1,490,259
      2,125   Black Box Corp. ..............        89,165
     79,400   BMC Software, Inc. *..........     1,675,339
        400   Bottomline Technologies, Inc.
                *...........................         6,036
      1,310   CACI International, Inc.,
                Class A *...................        79,386
     25,360   Cadence Design Systems, Inc.
                *...........................       409,817
     13,100   CIBER, Inc. *.................        97,333
     31,640   Cognizant Technology Solutions
                Corp., Class A *............     1,474,107
      2,050   Computer Programs & Systems,
                Inc. .......................        70,807
        674   Computer Task Group, Inc. *...         2,494
    104,634   Compuware Corp. *.............       994,022
      5,950   Covansys Corp. *..............        94,962
        320   CSP, Inc. *...................         2,285
     12,784   Dendrite International, Inc.
                *...........................       256,831
      7,600   Digital Insight Corp. *.......       198,056
      4,100   Edgewater Technology, Inc.
                *...........................        19,557
      3,440   eFunds Corp. *................        64,775
      6,728   Entrust, Inc. *...............        37,677
      5,030   Fidelity National Financial,
                Inc. .......................       223,936
        700   First American Corp. .........        31,969
        600   First Consulting Group, Inc.
                *...........................         3,480
      4,816   Hyperion Solutions Corp. *....       234,298
      2,927   IDX Systems Corp. *...........       126,388
      3,220   Inforte Corp. ................        13,492
     13,358   Internet Security Systems,
                Inc. *......................       320,726
      2,320   Intrado, Inc. *...............        41,830
      5,096   JDA Software Group, Inc. *....        77,357
      4,900   John H. Harland Co. ..........       217,560
      4,860   Keynote Systems, Inc. *.......        63,083
     13,320   Lawson Software, Inc. *.......        92,441
     16,600   Lightbridge, Inc. *...........       134,128
        190   Manatron, Inc. *..............         1,539
      2,099   ManTech International Corp.,
                Class A *...................        55,435
      8,710   MapInfo Corp. *...............       106,698
      1,700   McAfee, Inc. *................        53,414
      9,900   Merge Technologies, Inc. *....       169,191
      1,200   Micros Systems, Inc. *........        52,500
      1,970   Moldflow Corp. *..............        31,362
      5,300   MRO Software, Inc. *..........        89,252
      3,539   NetManage, Inc. *.............        17,801
      9,000   NetScout Systems, Inc. *......        48,870
        910   NWH, Inc. ....................        13,059
      2,390   Pacific Internet Ltd. *.......        16,443
        246   PDF Solutions, Inc. *.........         4,084
      8,900   Pegasus Solutions, Inc. *.....        79,922
     25,919   Perot Systems Corp., Class A
                *...........................       366,754
      5,717   Pervasive Software, Inc. *....        24,011
     11,460   Phoenix Technologies Ltd. *...        86,294
      2,330   Progress Software Corp. *.....        74,024
     14,016   Radiant Systems, Inc. *.......       144,645

114  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
      1,360   Redback Networks, Inc. *......  $     13,491
     16,340   ScanSoft, Inc. *..............        87,092
        140   Scientific Learning Corp. *...           735
     13,101   Source Interlink Cos., Inc.
                *...........................       144,897
      5,577   SPSS, Inc. *..................       133,848
        517   Stellent, Inc. *..............         4,431
     34,776   Sybase, Inc. *................       814,453
     11,670   Sykes Enterprises, Inc. *.....       138,873
      5,500   Syniverse Holdings, Inc. *....        84,700
        180   Synplicity, Inc. *............         1,190
      5,949   TechTeam Global, Inc. *.......        71,864
      5,600   Tier Technologies, Inc., Class
                B *.........................        48,440
      3,610   Tripos, Inc. *................        15,162
      7,680   TriZetto Group, Inc. *........       108,442
      3,200   TSR, Inc. ....................        16,480
     15,600   Tyler Technologies, Inc. *....       129,168
      2,900   Ulticom, Inc. *...............        31,987
    135,869   WebMD Corp. *.................     1,505,428
      1,041   WebSideStory, Inc. *..........        18,447
      3,691   Witness Systems, Inc. *.......        77,105
                                              ------------
                                                13,796,652
                                              ------------
              TEXTILES & APPAREL - 1.2%
      2,400   Albany International Corp.,
                Class A.....................        88,488
      2,868   Ashworth, Inc. *..............        19,588
      7,000   Coach, Inc. *.................       219,520
      5,500   Culp, Inc. *..................        25,740
         40   Decorator Industries, Inc. ...           351
      2,980   G-III Apparel Group Ltd. *....        32,929
         93   Haggar Corp. .................         2,644
        800   Hampshire Group Ltd. *........        18,880
      2,230   Hartmarx Corp. *..............        14,607
        100   Jaclyn, Inc. *................           774
      6,400   Kenneth Cole Productions,
                Inc. .......................       174,656
         40   Liz Claiborne, Inc. ..........         1,573
        800   McRae Industries, Inc., Class
                A...........................         9,992
     19,900   Phillips-Van Heusen Corp. ....       617,297
      4,900   Polo Ralph Lauren Corp. ......       246,470
        300   Rocky Shoes & Boots, Inc. *...         8,580
     13,540   Skechers U.S.A., Inc., Class A
                *...........................       221,650
      3,947   Steven Madden Ltd. *..........        90,465
     12,660   Stride Rite Corp. ............       162,301
     19,600   The Gymboree Corp. *..........       267,344
      2,170   Tommy Hilfiger Corp. *........        37,650
                                              ------------
                                                 2,261,499
                                              ------------
              WHOLESALE - 2.3%
        600   ADDvantage Technologies Group,
                Inc. *......................         2,334
      2,080   All American Semiconductor,
                Inc. *......................         9,464
      7,400   Applied Industrial
                Technologies, Inc. .........       265,512
         10   Aristotle Corp. *.............            73
     28,730   Arrow Electronics, Inc. *.....       900,973
     11,070   Avnet, Inc. *.................       270,662
     18,000   Bell Microproducts, Inc. *....       180,540
      5,300   BlueLinx Holdings, Inc. ......        71,232

 SHARES OR
 PRINCIPAL                                       VALUE
----------------------------------------------------------
              COMMON STOCK, WHOLESALE continued
      1,600   Coast Distribution System,
                Inc. .......................  $      9,520
      5,400   Delta Apparel, Inc. ..........        77,274
      4,950   Department 56, Inc. *.........        61,875
      1,700   Handleman Co. ................        21,471
      6,400   Huttig Building Products, Inc.
                *...........................        57,920
        200   IKON Office Solutions,
                Inc. .......................         1,996
      4,130   Interline Brands, Inc. *......        86,771
      1,160   Keystone Automotive
                Industries, Inc. *..........        33,420
      3,810   Lazare Kaplan International,
                Inc. *......................        37,567
      1,500   LKQ Corp. *...................        45,300
        400   NACCO Industries, Inc., Class
                A...........................        45,780
        600   Nash Finch Co. ...............        25,314
      1,610   Nu Horizons Electronics Corp.
                *...........................        11,656
        700   P & F Industries, Inc. *......        10,577
      7,500   Pomeroy IT Solutions, Inc.
                *...........................        85,200
      3,500   Spartan Stores, Inc. *........        36,050
      1,590   SYNNEX Corp. *................        26,776
        830   TESSCO Technologies, Inc. *...        10,856
        360   Traffix, Inc. ................         2,243
     23,600   W.W. Grainger, Inc. ..........     1,484,911
      1,400   Watsco, Inc., Class B.........        73,640
      7,900   WESCO International, Inc. *...       267,573
                                              ------------
                                                 4,214,480
                                              ------------
              TOTAL COMMON STOCK (COST
                $144,787,638)...............   173,440,653
                                              ------------
              REPURCHASE AGREEMENT - 8.9%
$16,673,722   Bear Stearns dated 9/30/05,
                due 10/3/05 at 3.25% with a
                maturity value of
                $16,678,238 (fully
                collateralized by U.S.
                Treasury Bonds).............    16,673,722
                                              ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $16,673,722)..........    16,673,722
                                              ------------
              TOTAL INVESTMENTS (COST
                $161,461,360)
                (C) - 101.6%................   190,114,375
              NET OTHER ASSETS
                (LIABILITIES) - (1.6)%......    (2,944,029)
                                              ------------
              NET ASSETS - 100.0%...........  $187,170,346
                                              ============

---------------

* Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b)  Bankrupt security/delisted; fair valued by management.

(c) Represents cost for financial reporting purposes, is substantially the same as federal tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $31,469,913
    Unrealized depreciation...................   (2,816,898)
                                                -----------
    Net unrealized appreciation...............  $28,653,015
                                                ===========

                                            Laudus Trust Semi-Annual Report  115
See the accompanying notes to the financial statements.

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND as of 9/30/05 (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK - 89.9%
            AGRICULTURE, FOOD & BEVERAGE - 2.1%
   1,600    Bridgford Foods Corp. *..........  $     11,256
 107,840    Del Monte Foods Co. *............     1,157,123
     300    Delta & Pine Land Co. ...........         7,923
   2,743    Farmer Brothers Co. .............        55,381
  23,460    McCormick & Co., Inc. ...........       765,500
  17,510    Monterey Pasta Co. *.............        70,215
  44,337    Smithfield Foods, Inc. *.........     1,315,922
  17,200    Tootsie Roll Industries, Inc. ...       546,100
                                               ------------
                                                  3,929,420
                                               ------------
            AIRLINES - 0.7%
  45,670    AirTran Holdings, Inc. *.........       578,182
  15,900    ExpressJet Holdings, Inc. *......       142,623
      40    Frontier Airlines, Inc. *........           391
  30,800    JetBlue Airways Corp. *..........       542,080
                                               ------------
                                                  1,263,276
                                               ------------
            AUTOS - 1.7%
  15,400    American Axle & Manufacturing
              Holdings, Inc. ................       355,432
  56,000    Dana Corp. ......................       526,960
  46,890    Gentex Corp. ....................       815,886
  36,000    Lear Corp. ......................     1,222,920
   4,760    Proliance International, Inc.
              *..............................        26,085
     900    Quantum Fuel Systems Technologies
              Worldwide, Inc. *..............         3,690
   1,800    Superior Industries
              International, Inc. ...........        38,736
  12,740    Tenneco Automotive, Inc. *.......       223,077
                                               ------------
                                                  3,212,786
                                               ------------
            BANKS & CREDIT INSTITUTIONS - 5.7%
  37,500    AmeriCredit Corp. *..............       895,125
   1,400    Associated Banc-Corp. ...........        42,672
  48,400    Astoria Financial Corp. .........     1,278,728
  12,600    BOK Financial Corp. .............       606,942
   3,200    Cardinal Financial Corp. *.......        30,880
  10,690    Cash Systems, Inc. *.............        73,440
   3,953    Cathay General Bancorp...........       140,173
  22,400    CharterMac.......................       459,200
   1,600    Citizens Banking Corp. ..........        45,440
 103,380    E*TRADE Financial Corp. *........     1,819,489
   8,536    East West Bancorp, Inc. .........       290,565
       8    Encore Capital Group, Inc. *.....           143
  13,600    F.N.B. Corp. ....................       235,008
   2,224    Financial Institutions, Inc. ....        40,944
       1    Hudson City Bancorp, Inc. .......             6
   4,300    Midwest Banc Holdings, Inc. .....        99,416
   9,730    Nelnet, Inc., Class A *..........       369,837
  45,800    New York Community Bancorp,
              Inc. ..........................       751,120
  21,600    Ocwen Financial Corp. *..........       149,904
  38,800    Old National Bancorp.............       823,336
  12,440    Oriental Financial Group,
              Inc. ..........................       152,266
     900    Park National Corp. .............        97,443
   4,800    QC Holdings, Inc. *..............        62,592
  37,700    UCBH Holdings, Inc. .............       690,664

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, BANKS & CREDIT
              INSTITUTIONS continued
  56,100    Valley National Bancorp..........  $  1,284,690
   2,191    Westamerica Bancorp..............       113,165
                                               ------------
                                                 10,553,188
                                               ------------
            BASIC MINERALS & METALS - 2.9%
  67,500    AK Steel Holding Corp. *.........       578,475
  11,200    American Superconductor Corp.
              *..............................       115,920
  27,200    Apex Silver Mines Ltd. *.........       427,312
  22,900    CommScope, Inc. *................       397,086
  10,100    Encore Wire Corp. *..............       164,226
  40,800    Hecla Mining Co. *...............       178,704
  55,200    Meridian Gold, Inc. *............     1,209,432
  14,800    OM Group, Inc. *.................       297,924
   4,700    Steel Technologies, Inc. ........       121,871
  25,290    United States Steel Corp. .......     1,071,032
   9,500    Wolverine Tube, Inc. *...........        71,250
  40,100    Worthington Industries, Inc. ....       843,303
                                               ------------
                                                  5,476,535
                                               ------------
            BEER, LIQUOR & TOBACCO - 0.1%
  12,500    Alliance One International,
              Inc. ..........................        44,250
   9,500    Star Scientific, Inc. *..........        31,920
   9,304    Vector Group Ltd. ...............       186,174
                                               ------------
                                                    262,344
                                               ------------
            BIOTECHNOLOGY - 3.5%
  12,400    ABIOMED, Inc. *..................       124,868
  19,800    Alexion Pharmaceuticals, Inc.
              *..............................       548,064
  16,380    Applera Corp. - Celera Genomics
              Group *........................       198,689
  31,900    ARIAD Pharmaceuticals, Inc. *....       237,017
   2,300    ArQule, Inc. *...................        18,009
  18,107    Avigen, Inc. *...................        50,337
  12,500    BioCryst Pharmaceuticals, Inc.
              *..............................       122,250
  17,200    Cell Genesys, Inc. *.............        94,256
  17,300    CuraGen Corp. *..................        85,635
   2,393    CYTOGEN Corp. *..................         9,668
   8,200    Digene Corp. *...................       233,700
  21,796    Dyax Corp. *.....................       121,840
  15,400    Dynavax Technologies Corp. *.....       103,180
  66,020    Human Genome Sciences, Inc. *....       897,212
  28,454    ICOS Corp. *.....................       785,899
   2,300    Idenix Pharmaceuticals, Inc. *...        57,730
  12,074    Intermune, Inc. *................       199,825
  16,024    Keryx Biopharmaceuticals, Inc.
              *..............................       252,538
  16,900    Kosan Biosciences, Inc. *........       122,863
  13,700    Lexicon Genetics, Inc. *.........        54,526
  20,500    Neurocrine Biosciences, Inc. *...     1,008,396
  18,400    Onyx Pharmaceuticals, Inc. *.....       459,632
  17,000    Seattle Genetics, Inc. *.........        89,250
   9,805    Tanox, Inc. *....................       143,643
  29,600    Telik, Inc. *....................       484,256
                                               ------------
                                                  6,503,283
                                               ------------
            CHEMICALS & RUBBER - 2.2%
   9,100    BioSphere Medical, Inc. *........        51,688
  10,100    Cabot Microelectronics Corp. *...       296,738

116  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, CHEMICALS & RUBBER continued
  39,400    Cooper Tire & Rubber Co. ........  $    601,638
  20,900    Cytec Industries, Inc. ..........       906,642
  31,500    International Flavors &
              Fragrances, Inc. ..............     1,122,661
   7,400    Landec Corp. *...................        54,094
  10,400    MacDermid, Inc. .................       273,104
   4,120    USEC, Inc. ......................        45,979
  34,940    Valspar Corp. ...................       781,258
  11,000    Wellman, Inc. ...................        69,630
                                               ------------
                                                  4,203,432
                                               ------------
            COMMUNICATIONS UTILITIES - 1.1%
   4,799    Crown Media Holdings, Inc., Class
              A *............................        52,549
   6,400    InPhonic, Inc. *.................        88,000
     466    Level 3 Communications, Inc. *...         1,081
  35,200    Mediacom Communications Corp. *..       259,776
   1,500    MIVA, Inc. *.....................         9,045
  22,019    NTL, Inc. *......................     1,470,870
   8,205    United Online, Inc. .............       113,639
                                               ------------
                                                  1,994,960
                                               ------------
            CONSTRUCTION & HOMEBUILDING - 0.2%
   3,100    Comstock Homebuilding Cos., Inc.,
              Class A *......................        61,752
  20,000    Dycom Industries, Inc. *.........       404,400
      50    Willbros Group, Inc. *...........           793
                                               ------------
                                                    466,945
                                               ------------
            CONSTRUCTION MATERIALS - 0.3%
  12,700    Ceradyne, Inc. *.................       465,836
   7,600    Nanophase Technologies Corp. *...        44,080
                                               ------------
                                                    509,916
                                               ------------
            CONSUMER DURABLES - 0.1%
  21,900    Fleetwood Enterprises, Inc. *....       269,370
                                               ------------
            DRUGS & PHARMACEUTICALS - 4.7%
  23,400    Adolor Corp. *...................       249,912
  34,900    Alkermes, Inc. *.................       586,320
  49,000    Amylin Pharmaceuticals, Inc. *...     1,704,709
   5,200    AtheroGenics, Inc. *.............        83,356
  12,984    Bioenvision, Inc. *..............       104,262
   5,800    Cubist Pharmaceuticals, Inc. *...       124,932
  34,300    CV Therapeutics, Inc. *..........       917,525
  19,600    Dendreon Corp. *.................       131,516
     100    DepoMed, Inc. *..................           648
  34,790    Discovery Laboratories, Inc. *...       224,396
  11,319    DOV Pharmaceutical, Inc. *.......       192,197
  16,200    Enzo Biochem, Inc. *.............       248,832
   6,800    Epix Pharmaceuticals, Inc. *.....        52,360
   2,484    Guilford Pharmaceuticals, Inc.
              *..............................         9,067
   6,212    ImmunoGen, Inc. *................        45,596
  15,500    Indevus Pharmaceuticals, Inc.
              *..............................        44,640
  16,700    Inspire Pharmaceuticals, Inc.
              *..............................       126,920
  35,600    Isis Pharmaceuticals, Inc. *.....       179,780
   8,370    Martek Biosciences Corp. *.......       294,038

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, DRUGS & PHARMACEUTICALS continued
   6,600    Medicis Pharmaceutical Corp.,
              Class A........................  $    214,896
  16,300    Myriad Genetics, Inc. *..........       356,318
   4,618    Nektar Therapeutics *............        78,275
   9,100    Neose Technologies, Inc. *.......        21,385
  11,543    Neurogen Corp. *.................        79,416
   6,000    NitroMed, Inc. *.................       108,000
  25,300    NPS Pharmaceuticals, Inc. *......       255,783
  11,400    OrthoLogic Corp. *...............        43,662
  17,022    Pain Therapeutics, Inc. *........       107,068
  12,200    Par Pharmaceutical Cos., Inc.
              *..............................       324,764
  13,735    Penwest Pharmaceuticals Co. *....       240,775
   8,171    Pharmacyclics, Inc. *............        73,702
  10,258    POZEN, Inc. *....................       112,735
   2,200    Protein Design Labs, Inc. *......        61,600
   3,300    Santarus, Inc. *.................        20,493
  25,500    SciClone Pharmaceuticals, Inc.
              *..............................       143,820
   8,010    The Medicines Co. *..............       184,310
  38,906    Vertex Pharmaceuticals, Inc. *...       869,549
   8,300    ZymoGenetics, Inc. *.............       136,950
                                               ------------
                                                  8,754,507
                                               ------------
            ELECTRIC UTILITIES - 0.9%
  14,400    Allete, Inc. ....................       659,664
  23,800    DTE Energy Co. ..................     1,091,468
                                               ------------
                                                  1,751,132
                                               ------------
            FINANCIAL INVESTMENTS - 1.0%
   8,300    Acacia Research - Acacia
              Technologies *.................        50,962
   6,800    Digital Theater Systems, Inc.
              *..............................       114,512
   1,670    Hanover Compressor Co. *.........        23,146
  20,600    InterDigital Communications Corp.
              *..............................       404,584
  29,600    Marvel Entertainment, Inc. *.....       528,952
     900    Royal Gold, Inc. ................        24,183
  40,440    United Rentals, Inc. *...........       797,073
                                               ------------
                                                  1,943,412
                                               ------------
            FOREST PRODUCTS & PAPER - 1.8%
  10,200    Bowater, Inc. ...................       288,354
      81    Caraustar Industries, Inc. *.....           889
  27,200    Graphic Packaging Corp. *........        76,160
  28,010    Longview Fibre Co. ..............       545,915
  21,210    Louisiana-Pacific Corp. .........       587,305
   9,832    Pope & Talbot, Inc. .............       100,385
  16,300    Sealed Air Corp. *...............       773,598
  25,600    Temple-Inland, Inc. .............     1,045,760
                                               ------------
                                                  3,418,366
                                               ------------
            FURNITURE & HOUSEHOLD ITEMS - 1.9%
  28,900    Alliance Gaming Corp. *..........       313,565
   4,800    Constar International, Inc. *....         9,696
     300    Global-Tech Appliances, Inc. *...         1,503
  24,890    Jacuzzi Brands, Inc. *...........       200,613
  11,880    Kinetic Concepts, Inc. *.........       674,784
  21,200    Leapfrog Enterprises, Inc. *.....       313,124
  41,936    Mattel, Inc. ....................       699,492

                                            Laudus Trust Semi-Annual Report  117
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, FURNITURE & HOUSEHOLD
              ITEMS continued
  44,000    Pactiv Corp. *...................  $    770,881
     400    Research Frontiers, Inc. *.......         1,240
   7,400    Rogers Corp. *...................       286,380
   4,000    Select Comfort Corp. *...........        79,920
  10,700    Spartech Corp. ..................       209,078
   5,400    Virco Manufacturing Corp. *......        41,040
                                               ------------
                                                  3,601,316
                                               ------------
            GAS & OTHER PUBLIC UTILITIES - 1.2%
 107,500    El Paso Corp. ...................     1,494,250
      11    Southern Union Co. *.............           289
  13,236    Stericycle, Inc. *...............       756,437
                                               ------------
                                                  2,250,976
                                               ------------
            GOVERNMENT AIRCRAFT & DEFENSE - 0.7%
     100    Allied Defense Group, Inc. *.....         2,255
  27,200    Flir Systems, Inc. *.............       804,576
   6,300    Microvision, Inc. *..............        37,170
  14,706    Sirf Technology Holdings, Inc.
              *..............................       443,092
   8,800    Sturm, Ruger & Co., Inc. ........        80,960
                                               ------------
                                                  1,368,053
                                               ------------
            HEALTH CARE & HOSPITAL - 1.7%
   5,000    America Service Group, Inc. *....        82,950
   4,980    AMERIGROUP Corp. *...............        95,218
  26,200    Array BioPharma, Inc. *..........       188,116
   5,178    Bio-Reference Labs, Inc. *.......        89,528
   4,501    Cardiac Science Corp. *..........        48,251
  16,200    LifePoint Hospitals, Inc. *......       708,426
  21,300    Odyssey Healthcare, Inc. *.......       361,461
   5,100    Specialty Laboratories, Inc. *...        67,473
  81,700    Tenet Healthcare Corp. *.........       917,490
  17,604    VCA Antech, Inc. *...............       449,254
   7,500    VistaCare, Inc., Class A *.......       108,525
                                               ------------
                                                  3,116,692
                                               ------------
            INFORMATION & SERVICES - 4.2%
   8,300    American Reprographics Co. *.....       141,930
   2,900    Arbinet-thexchange, Inc. *.......        20,880
  22,700    Certegy, Inc. ...................       908,454
      80    Clark, Inc. .....................         1,346
  34,100    Corinthian Colleges, Inc. *......       452,507
   7,512    Cross Country Healthcare, Inc.
              *..............................       139,423
  21,557    deCODE genetics, Inc. *..........       180,863
  40,300    DeVry, Inc. *....................       767,715
  17,100    DiamondCluster International,
              Inc. *.........................       129,618
   4,313    Education Management Corp. *.....       139,051
   7,900    Exact Sciences Corp. *...........        14,378
  31,500    Exelixis, Inc. *.................       241,605
  12,400    Hewitt Associates, Inc. *........       338,272
   2,900    Intersections, Inc. *............        34,655
   4,300    iPayment Holdings, Inc. *........       162,712
  38,670    Iron Mountain, Inc. *............     1,419,189
   9,000    NetRatings, Inc. *...............       136,980
  24,980    Nuvelo, Inc. *...................       239,808
   8,100    PDI, Inc. *......................       124,011
  10,800    PeopleSupport, Inc. *............        84,780

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, INFORMATION & SERVICES continued
  25,500    Regeneron Pharmaceuticals, Inc.
              *..............................  $    241,995
   8,200    Strayer Education, Inc. .........       775,064
  11,500    Syntroleum Corp. *...............       167,440
  22,800    Tetra Tech, Inc. *...............       383,496
       7    The Corporate Executive Board
              Co. ...........................           546
   1,300    Total System Services, Inc. .....        30,303
   8,800    Universal Technical Institute,
              Inc. *.........................       313,368
  13,300    Viad Corp. ......................       363,755
                                               ------------
                                                  7,954,144
                                               ------------
            INSTRUMENTS - 4.8%
   6,895    Abaxis, Inc. *...................        89,980
      50    Adeza Biomedical Corp. *.........           871
   1,400    Aksys Ltd. *.....................         2,954
  36,400    Align Technology, Inc. *.........       244,608
   7,000    Animas Corp. *...................       109,900
  70,800    Applera Corp. ...................     1,645,392
     500    ATS Medical, Inc. *..............         1,850
   5,350    Beckman Coulter, Inc. ...........       288,793
   3,400    Caliper Life Sciences, Inc. *....        23,902
   6,200    Catapult Communications Corp.
              *..............................       113,708
  16,874    Cepheid, Inc. *..................       124,699
   5,900    Cholestech Corp. *...............        59,472
   7,344    Cognex Corp. ....................       220,834
  21,000    Conceptus, Inc. *................       243,600
   5,400    Conor Medsystems, Inc. *.........       126,900
   6,300    CyberOptics, Inc. *..............        87,759
  26,720    Cytyc Corp. *....................       717,432
     200    Daxor Corp. *....................         3,044
   9,471    Dionex *.........................       513,802
   6,100    Faro Technologies, Inc. *........       118,889
   5,762    FEI Co. *........................       110,919
  18,078    FormFactor, Inc. *...............       412,540
   7,400    I-Flow Corp. *...................       101,454
     250    IDEXX Laboratories, Inc. *.......        16,720
  10,809    Illumina, Inc. *.................       138,463
  24,600    Input/Output, Inc. *.............       196,308
   3,200    IntraLase Corp. *................        47,072
      30    Kensey Nash Corp. *..............           920
      84    KVH Industries, Inc. *...........           819
  15,900    Luminex Corp. *..................       159,636
   7,400    Measurement Specialties, Inc.
              *..............................       156,880
  14,435    Merit Medical Systems, Inc. *....       256,077
   1,600    Micro Therapeutics, Inc. *.......         8,944
   7,060    North American Scientific, Inc.
              *..............................        18,568
   9,300    OSI Systems, Inc. *..............       146,940
   6,900    Photon Dynamics, Inc. *..........       132,135
      88    Possis Medical, Inc. *...........           964
   9,600    RAE Systems, Inc. *..............        33,024
  15,730    Regeneration Technologies, Inc.
              *..............................       128,514
   7,900    STAAR Surgical Co. *.............        43,529
  28,700    ThermoGenesis Corp. *............       152,110
   2,200    TriPath Imaging, Inc. *..........        15,532
     967    Utah Medical Products, Inc. .....        23,604
  11,500    Varian Medical Systems, Inc. *...       454,365
  19,970    Varian, Inc. *...................       685,370

118  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, INSTRUMENTS continued
  11,500    Waters Corp. *...................  $    478,400
  12,200    Wright Medical Group, Inc. *.....       301,096
                                               ------------
                                                  8,959,292
                                               ------------
            INSURANCE - 3.6%
  17,540    Brown & Brown, Inc. .............       871,563
  36,100    ChoicePoint, Inc. *..............     1,558,437
   7,840    Citizens, Inc. *.................        50,333
   2,543    CorVel Corp. *...................        60,930
  16,900    Hilb, Rogal & Hamilton Co. ......       630,708
  22,430    Jefferson-Pilot Corp. ...........     1,147,743
   1,000    Markel Corp. *...................       330,500
   6,900    Molina Healthcare, Inc. *........       172,431
  17,826    PMA Capital Corp., Class A *.....       156,512
      70    White Mountains Insurance Group
              Ltd. ..........................        42,280
  47,300    Willis Group Holdings Ltd. ......     1,776,115
                                               ------------
                                                  6,797,552
                                               ------------
            IT HARDWARE - 5.2%
     100    Adaptec, Inc. *..................           383
  61,373    ADC Telecommunications, Inc. *...     1,402,986
   6,980    ADTRAN, Inc. ....................       219,870
   9,600    Advanced Energy Industries, Inc.
              *..............................       103,296
   9,500    Altera Corp. *...................       181,545
  24,500    AMIS Holdings, Inc. *............       290,570
   3,800    Atheros Communications *.........        37,088
  33,880    Avaya, Inc. *....................       348,964
   1,680    Avici Systems, Inc. *............         7,644
  36,820    Axcelis Technologies, Inc. *.....       192,200
  13,000    California Micro Devices Corp.
              *..............................       100,360
     600    Centillium Communications, Inc.
              *..............................         2,262
   2,820    Cherokee International Corp. *...         9,870
   1,600    Color Kinetics, Inc. *...........        24,000
   9,400    Daktronics, Inc. ................       225,412
   4,800    Ditech Communications Corp. *....        32,352
  12,900    ESS Technology, Inc. *...........        45,795
  34,825    Integrated Device Technology,
              Inc. *.........................       374,021
  14,400    Integrated Silicon Solution, Inc.
              *..............................       120,960
   3,300    Intervoice, Inc. *...............        29,733
  11,500    Leadis Technology, Inc. *........        78,775
   2,600    Metalink Ltd. *..................        10,660
  11,696    Micrel, Inc. *...................       131,346
   4,775    Micro Linear Corp. *.............        19,100
  17,074    Microchip Technology, Inc. ......       514,269
   4,264    Nam Tai Electronics, Inc. .......       108,434
  27,810    National Semiconductor Corp. ....       731,403
  14,210    O2Micro International Ltd. *.....       223,665
   6,920    Plantronics, Inc. ...............       213,205
  24,200    PMC-Sierra, Inc. *...............       213,202
  11,473    Power Integrations, Inc. *.......       249,538
   1,677    Radyne ComStream, Inc. *.........        17,793
  39,900    Rambus, Inc. *...................       482,790
  38,000    Semtech Corp. *..................       625,860
  13,200    Synaptics, Inc. *................       248,160
  71,100    Teradyne, Inc. *.................     1,173,150
  26,893    Tessera Technologies, Inc. *.....       804,370

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, IT HARDWARE continued
   1,800    Universal Display Corp. *........  $     20,070
   5,800    Vyyo, Inc. *.....................        22,330
                                               ------------
                                                  9,637,431
                                               ------------
            LAND & WATER TRANSPORTATION - 1.3%
  26,538    Expeditors International of
              Washington, Inc. ..............     1,506,828
  16,900    Heartland Express, Inc. .........       343,746
  13,000    Kansas City Southern *...........       303,030
  13,300    Quality Distribution, Inc. *.....       106,267
  13,600    Sirva, Inc. *....................       101,456
                                               ------------
                                                  2,361,327
                                               ------------
            MAINFRAME & MINICOMPUTERS - 0.0%
   9,300    Omnicell, Inc. *.................        90,489
                                               ------------
            METAL PRODUCTS & MACHINERY - 2.9%
       1    American Power Conversion
              Corp. .........................            26
  10,900    Ball Corp. ......................       400,466
  11,400    Bucyrus International, Inc.,
              Class A........................       560,082
  39,900    Donaldson Co., Inc. .............     1,218,147
   3,100    Environmental Tectonics Corp.
              *..............................        15,996
   8,000    Fedders Corp. ...................        17,120
  27,400    Federal Signal Corp. ............       468,266
  22,200    Global Power Equipment Group,
              Inc. *.........................       158,286
  50,850    GrafTech International Ltd. *....       276,116
  10,886    Littlefuse, Inc. *...............       306,223
   5,100    NL Industries, Inc. .............        95,829
   1,149    Peerless Manufacturing Co. *.....        20,079
  21,700    Plug Power, Inc. *...............       147,560
   7,090    Spectrum Brands, Inc. *..........       166,970
   9,900    Ultralife Batteries, Inc. *......       127,908
  38,100    Zebra Technologies Corp., Class A
              *..............................     1,489,328
                                               ------------
                                                  5,468,402
                                               ------------
            MISCELLANEOUS FINANCE - 1.6%
   9,600    Calamos Asset Management, Inc.,
              Class A........................       236,928
   3,500    CKX, Inc. *......................        43,995
  10,300    eSPEED, Inc., Class A *..........        78,074
 107,500    Janus Capital Group, Inc. .......     1,553,375
   1,686    Jefferies Group, Inc. ...........        73,425
  54,200    Knight Capital Group, Inc., Class
              A *............................       450,402
   4,856    W.P. Stewart & Co., Ltd. ........       108,386
  24,000    Waddell & Reed Financial, Inc.,
              Class A........................       464,640
   1,700    Westwood Holdings Group, Inc. ...        31,280
                                               ------------
                                                  3,040,505
                                               ------------
            OIL & COAL RESOURCES - 0.2%
   1,100    Clayton Williams Energy, Inc.
              *..............................        47,520
  19,700    Exploration Co. of Delaware *....       141,840
   9,486    FX Energy, Inc. *................       113,547
   7,700    Infinity, Inc. *.................        62,755
                                               ------------
                                                    365,662
                                               ------------

                                            Laudus Trust Semi-Annual Report  119
See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            OIL DISTRIBUTION - 0.0%
     800    Cheniere Energy, Inc. *..........  $     33,088
                                               ------------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.0%
  14,000    Avid Technology, Inc. *..........       579,600
   4,640    Diebold, Inc. ...................       159,894
  27,300    Dot Hill Systems Corp. *.........       183,729
  18,265    Echelon Corp. *..................       168,221
   4,984    Electronics for Imaging, Inc.
              *..............................       114,333
  11,200    Immersion Corp. *................        78,512
   9,800    Interlink Electronics, Inc. *....        52,724
   5,400    LaserCard Corp. *................        47,898
  12,100    Network Appliance, Inc. *........       287,254
   3,700    Overland Storage, Inc. *.........        30,155
   2,750    Symbol Technologies, Inc. .......        26,620
     100    TransAct Technologies, Inc. *....           760
  12,350    X-Rite, Inc. ....................       153,140
                                               ------------
                                                  1,882,840
                                               ------------
            PUBLISHING, BROADCASTING & CINEMA - 2.6%
   3,000    aQquantive, Inc. *...............        60,390
  11,800    Dow Jones & Co., Inc. ...........       450,642
  22,900    DreamWorks Animation SKG, Inc.,
              Class A *......................       633,414
   6,600    E.W. Scripps Co., Class A........       329,802
   2,300    Fisher Communications, Inc. *....       107,088
     100    Journal Communications, Inc.,
              Class A........................         1,490
  21,900    Journal Register Co. ............       354,342
  14,800    Knight-Ridder, Inc. .............       868,464
  17,300    Nexstar Broadcasting Group, Inc.,
              Class A *......................        98,610
  18,176    Pixar *..........................       809,014
  14,500    R. H. Donnelley Corp. *..........       917,270
      54    Salem Communications Corp., Class
              A *............................           996
  17,200    Sinclair Broadcast Group, Inc.,
              Class A........................       152,564
   6,300    Young Broadcasting, Inc., Class A
              *..............................        21,987
                                               ------------
                                                  4,806,073
                                               ------------
            REAL ESTATE DEVELOPMENT - 0.9%
  35,000    Forest City Enterprises, Inc.,
              Class A........................     1,333,500
   1,800    Reading International, Inc. *....        14,346
   4,700    Tejon Ranch Co. *................       220,900
   1,980    Wellsford Real Properties, Inc.
              *..............................        37,620
                                               ------------
                                                  1,606,366
                                               ------------
            REAL ESTATE INVESTMENT TRUSTS - 9.6%
     900    Archstone-Smith Trust............        35,883
  22,400    Arden Realty, Inc. ..............       922,208
  18,740    Avalonbay Communities, Inc. .....     1,606,018
  15,580    BRE Properties, Inc., Class A....       693,310
  26,700    CenterPoint Properties Trust.....     1,196,160
   2,300    Duke Realty Corp. ...............        77,924
  10,700    Equity Lifestyle Properties,
              Inc. ..........................       481,500
  16,900    Federal Realty Investment
              Trust..........................     1,029,717

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, REAL ESTATE INVESTMENT
              TRUSTS continued
     700    First Industrial Realty Trust,
              Inc. ..........................  $     28,035
  38,200    General Growth Properties,
              Inc. ..........................     1,716,326
   1,300    Glenborough Realty Trust,
              Inc. ..........................        24,960
   7,300    Glimcher Realty Trust............       178,631
  31,800    Health Care Property Investors,
              Inc. ..........................       858,282
   1,520    Health Care REIT, Inc. ..........        56,377
  48,290    Plum Creek Timber Co. ...........     1,830,673
  22,300    Post Properties, Inc. ...........       830,675
   7,020    Realty Income Corp. .............       167,848
   3,500    Saul Centers, Inc. ..............       125,965
  24,200    Shurgard Storage Centers, Inc.,
              Class A........................     1,352,054
  14,400    Tanger Factory Outlet Centers,
              Inc. ..........................       400,464
  10,100    The Macerich Co. ................       655,894
  26,900    The Mills Corp. .................     1,481,652
   3,700    Town & Country Trust.............       107,374
  40,000    United Dominion Realty Trust,
              Inc. ..........................       948,000
  16,600    Ventas, Inc. ....................       534,520
  13,145    Washington Real Estate Investment
              Trust..........................       408,941
                                               ------------
                                                 17,749,391
                                               ------------
            RESTAURANTS, HOTELS & THEATERS - 2.0%
  14,694    Applebee's International,
              Inc. ..........................       304,019
   7,800    Buca, Inc. *.....................        47,346
     200    Buffalo Wild Wings, Inc. *.......         5,300
      29    Churchill Downs, Inc. ...........         1,024
  26,900    Krispy Kreme Doughnuts, Inc. *...       168,394
   1,000    Lakes Entertainment, Inc. *......        10,225
   4,500    Las Vegas Sands Corp. *..........       148,095
  15,200    Magna Entertainment Corp., Class
              A *............................       101,232
   3,600    MTR Gaming Group, Inc. *.........        28,836
   9,500    Multimedia Games, Inc. *.........        92,245
   2,900    Nevada Gold & Casinos, Inc. *....        32,654
  13,787    P.F. Chang's China Bistro, Inc.
              *..............................       618,071
  26,400    Ruby Tuesday, Inc. ..............       574,464
  10,840    Six Flags, Inc. *................        77,940
   1,100    Smith & Wollensky Restaurant
              Group, Inc. *..................         7,040
  21,381    The Cheesecake Factory, Inc. *...       667,942
  30,444    Westwood One, Inc. ..............       605,531
   7,539    Wynn Resorts Ltd. *..............       340,386
                                               ------------
                                                  3,830,744
                                               ------------
            RETAIL - 5.0%
  16,900    99 Cents Only Stores *...........       156,325
  46,100    Carmax, Inc. *...................     1,441,547
   6,000    CDW Corp. .......................       353,520
   6,400    Charlotte Russe Holding, Inc.
              *..............................        85,248
  16,000    Christopher & Banks Corp. .......       221,920
   5,000    Design Within Reach, Inc. *......        45,150
     500    Dick's Sporting Goods, Inc. *....        15,055
  18,600    Family Dollar Stores, Inc. ......       369,582
  16,500    Fastenal Co. ....................     1,007,985
     300    Hot Topic, Inc. *................         4,608

120  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, RETAIL continued
     278    Mothers Work, Inc. *.............  $      2,780
   9,280    Pathmark Stores, Inc. *..........       104,586
  16,400    PETCO Animal Supplies, Inc. *....       347,024
  36,590    PETsMART, Inc. ..................       796,930
  44,800    Pier 1 Imports, Inc. ............       504,896
   7,000    PriceSmart, Inc. *...............        59,500
  15,000    RadioShack Corp. ................       372,000
  31,609    Ross Stores, Inc. ...............       749,133
   4,100    Saks, Inc. *.....................        75,850
  27,300    Tiffany & Co. ...................     1,085,721
   6,600    ValueVision Media, Inc., Class A
              *..............................        74,910
      30    West Marine, Inc. *..............           443
   5,149    Whitehall Jewellers, Inc. *......         8,702
  10,300    Whole Foods Market, Inc. ........     1,384,835
                                               ------------
                                                  9,268,250
                                               ------------
            SOAPS & COSMETICS - 0.4%
  14,400    Clorox Co. ......................       799,776
                                               ------------
            SOFTWARE - 6.9%
   2,500    Accelrys, Inc. *.................        16,900
  10,600    Blackboard, Inc. *...............       265,106
  13,600    Cogent, Inc. *...................       323,000
  17,400    Concur Technologies, Inc. *......       215,238
  10,000    CoStar Group, Inc. *.............       467,200
  17,674    CSG Systems International, Inc.
              *..............................       383,703
   2,430    DST Systems, Inc. *..............       133,237
  11,000    eCollege.com, Inc. *.............       163,460
  27,492    eResearch Technology, Inc. *.....       390,111
  12,170    GTECH Holdings Corp. ............       390,170
  14,287    Harris Interactive, Inc. *.......        61,005
  52,500    Identix, Inc. *..................       246,750
   6,500    InterVideo, Inc. *...............        65,195
   9,700    Intuit, Inc. *...................       434,657
   2,500    Jamdat Mobile, Inc. *............        52,500
   3,000    Kanbay International, Inc. *.....        56,400
   8,100    Kronos, Inc. *...................       361,584
     900    Manhattan Associates, Inc. *.....        20,880
  27,800    Mercury Interactive Corp. *......     1,100,880
   4,800    MicroStrategy, Inc., Class A *...       337,392
  31,097    National Instruments Corp. ......       766,230
  31,000    NAVTEQ Corp. *...................     1,548,449
 116,970    Novell, Inc. *...................       871,427
  10,400    Open Solutions, Inc. *...........       226,928

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, SOFTWARE continued
   9,750    OPNET Technologies, Inc. *.......  $     82,095
   1,800    PlanetOut, Inc. *................        15,192
     100    PLATO Learning, Inc. *...........           761
   9,700    PortalPlayer, Inc. *.............       266,071
  22,900    Red Hat, Inc. *..................       485,251
     100    Renaissance Learning, Inc. ......         1,780
  29,700    Salesforce.com, Inc. *...........       686,664
   8,800    SM&A *...........................        77,528
  14,700    Sohu.com, Inc. *.................       251,811
  12,600    SupportSoft, Inc. *..............        63,504
  42,350    Take-Two Interactive Software,
              Inc. *.........................       935,512
   5,686    Transaction Systems Architects,
              Inc. *.........................       158,355
  76,800    Unisys Corp. *...................       509,952
   5,925    Verint Systems, Inc. *...........       242,570
   3,500    WebEx Communications, Inc. *.....        85,785
                                               ------------
                                                 12,761,233
                                               ------------
            TEXTILES & APPAREL - 1.1%
  36,029    Cintas Corp. ....................     1,478,990
   6,503    Columbia Sportswear Co. *........       301,739
      40    Innovo Group, Inc. *.............            79
  14,170    Kellwood Co. ....................       366,295
                                               ------------
                                                  2,147,103
                                               ------------
            WHOLESALE - 2.1%
   3,900    Action Performance Companies,
              Inc. ..........................        48,750
  18,500    Advanced Medical Optics, Inc.
              *..............................       702,075
   1,035    GTSI Corp. *.....................         7,607
  40,500    OfficeMax, Inc. .................     1,282,635
   7,090    Owens & Minor, Inc. .............       208,092
   6,426    Patterson Cos., Inc. *...........       257,233
   5,300    ScanSource, Inc. *...............       258,322
  30,800    Tech Data Corp. *................     1,130,668
                                               ------------
                                                  3,895,382
                                               ------------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS
              $166,267,628) - 89.9%..........  $168,304,959
                                               ============

---------------

* Non-income producing security.

                                            Laudus Trust Semi-Annual Report  121
See the accompanying notes to the financial statements.

Financial Statements

Statements of Assets and Liabilities as of 9/30/05 (Unaudited)

                                              LAUDUS               LAUDUS                   LAUDUS
                                            ROSENBERG             ROSENBERG               ROSENBERG
                                            U.S. LARGE           U.S. LARGE               U.S. LARGE
                                          CAPITALIZATION    CAPITALIZATION GROWTH    CAPITALIZATION VALUE
                                               FUND                 FUND                     FUND
                                          --------------    ---------------------    --------------------
ASSETS:
Total Investments, at cost(1)...........   $30,892,317           $15,500,831              $5,418,127
                                           ===========           ===========              ==========
Investments, at value(1)................   $38,362,418           $16,675,276              $5,957,084
Repurchase agreements, at amortized
 cost...................................       347,000               148,627                      --
                                           -----------           -----------              ----------
 Total Investments......................    38,709,418            16,823,903               5,957,084
                                           -----------           -----------              ----------
Deposits with broker and custodian bank
 for securities sold short..............            --                    --                      --
Cash....................................           689                    --                  65,240
Foreign currency, at value(2)...........            --                    --                      --
Unrealized gain on foreign currency
 contracts..............................            --                    --                      --
Dividends and interest receivable.......        40,832                12,217                   6,152
Receivable for securities sold short....            --                    --                      --
Receivable for investments sold.........       432,473               156,116                  13,390
Reclaims receivable.....................            --                    --                      --
Receivable from Manager.................            --                 2,076                   9,897
Prepaid expenses........................        12,304                10,227                     501
                                           -----------           -----------              ----------
 Total Assets...........................    39,195,716            17,004,539               6,052,264
                                           -----------           -----------              ----------
LIABILITIES:
Securities sold short, proceeds.........   $        --           $        --              $       --
                                           ===========           ===========              ==========
Securities sold short...................            --                    --                      --
Unrealized loss on foreign currency
 contracts..............................            --                    --                      --
Cash overdraft..........................            --                    --                      --
Payable for investments purchased.......       763,084               245,345                  63,667
Payable to cover securities sold short..            --                    --                      --
Payable for return of collateral
 received for securities loaned.........            --                    --                      --
Accrued expenses and other liabilities:
 Manager fees...........................         4,030                    --                      --
 Administrator and fund accounting
 fees...................................         5,555                 4,508                   3,836
 Transfer agent fees....................         2,422                 2,235                   1,999
 Trustees' fees.........................           500                   175                      75
 Trustees' Retirement Plan..............         2,325                 1,025                     360
 Distribution fees and shareholder
 service fees...........................         1,156                   389                      19
 Other accrued expenses.................        32,021                19,911                   1,109
                                           -----------           -----------              ----------
 Total Liabilities......................       811,093               273,588                  71,065
                                           -----------           -----------              ----------
NET ASSETS..............................   $38,384,623           $16,730,951              $5,981,199
                                           ===========           ===========              ==========
NET ASSETS CONSIST OF:
Capital.................................   $26,275,380           $16,496,560              $5,351,772
Undistributed net investment
 income/(loss)..........................       240,470                10,074                  50,349
Accumulated net realized gains/(losses)
 on investments.........................     4,051,672            (1,098,755)                 40,121
Net unrealized
 appreciation/(depreciation) on
 investments............................     7,817,101             1,323,072                 538,957
                                           -----------           -----------              ----------
NET ASSETS..............................   $38,384,623           $16,730,951              $5,981,199
                                           ===========           ===========              ==========
INSTITUTIONAL SHARES:
Net Assets..............................   $32,090,427           $14,819,796              $5,879,780
Shares Outstanding......................     2,535,032             1,701,429                 524,430
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     12.66           $      8.71              $    11.21
                                           ===========           ===========              ==========
ADVISER SHARES:
Net Assets..............................   $        --           $        --              $       --
Shares Outstanding......................            --                    --                      --
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $        --           $        --              $       --
                                           ===========           ===========              ==========
INVESTOR SHARES:
Net Assets..............................   $ 6,294,196           $ 1,911,155              $  101,419
Shares Outstanding......................       497,017               217,668                   9,062
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     12.66           $      8.78              $    11.19
                                           ===========           ===========              ==========

---------------

(1) Includes Securities on loan for Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund of $52,932,745, $102,452,099 and $67,357,166,
    respectively.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $350,102, $13,409,629 and $6,499,331, respectively.

122  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Assets and Liabilities (Unaudited) continued

                                                                                                  LAUDUS           LAUDUS
                                                               LAUDUS            LAUDUS         ROSENBERG        ROSENBERG
                                             LAUDUS           ROSENBERG         ROSENBERG     INTERNATIONAL    U.S. LARGE/MID
                                           ROSENBERG         U.S. SMALL       INTERNATIONAL       SMALL        CAPITALIZATION
                                         U.S. DISCOVERY    CAPITALIZATION        EQUITY       CAPITALIZATION     LONG/SHORT
                                              FUND              FUND              FUND             FUND         EQUITY FUND
                                         --------------   -----------------   -------------   --------------   --------------
ASSETS:
Total Investments, at cost (1)..........  $660,689,770     $1,054,051,253      $25,653,352     $831,113,751     $16,209,816
                                          ============     ==============      ===========     ============     ===========
Total Investments, at value (1).........  $686,906,451     $1,350,852,933      $29,868,402     $904,930,976     $18,971,854
Repurchase agreements, at amortized
 cost...................................    34,079,000          5,612,000          747,000       40,879,000       1,087,136
                                          ------------     --------------      -----------     ------------     -----------
 Total Investments......................   720,985,451      1,356,464,933       30,615,402      945,809,976      20,058,990
                                          ------------     --------------      -----------     ------------     -----------
Deposits with broker and custodian bank
 for securities sold short..............            --                 --               --               --      19,115,483
Cash....................................           562              5,729               --               --              --
Foreign currency, at value (2)..........            --                 --          345,578       13,353,329              --
Unrealized gain on foreign currency
 contracts..............................            --                 --               16            5,813              --
Dividends and interest receivable.......       535,098          1,251,782           77,704        1,419,090          44,039
Receivable for securities sold short....            --                 --               --               --         123,279
Receivable for investments sold.........     5,076,355          9,715,002          507,809        3,183,159         387,635
Reclaims receivable.....................            --                 --           14,137          267,646              --
Receivable from Manager.................            --                 --            2,000               --              --
Prepaid expenses........................        36,653            103,384           12,348           82,735          16,811
                                          ------------     --------------      -----------     ------------     -----------
 Total Assets...........................   726,634,119      1,367,540,830       31,574,994      964,121,748      39,746,237
                                          ------------     --------------      -----------     ------------     -----------
LIABILITIES:
Securities sold short, proceeds.........  $         --     $           --      $        --     $         --     $18,781,311
                                          ============     ==============      ===========     ============     ===========
Securities sold short...................            --                 --               --               --      19,073,837
Unrealized loss on foreign currency
 contracts..............................            --                 --              561            1,433              --
Payable to custodian....................            --                 --               70           17,496              --
Payable for investments purchased.......    34,445,704         11,312,449          470,487       12,977,409         327,700
Payable to cover securities sold short..            --                 --               --               --         204,353
Payable for return of collateral
 received for securities loaned.........    53,993,755        104,837,394               --       72,220,939              --
Accrued expenses and other liabilities:
 Manager fees...........................       357,687            924,550               --          678,086          11,364
Administrator and fund accounting
 fees...................................        34,818             68,519            7,674           53,641           4,554
 Transfer agent fees....................        19,475             38,460            3,395           39,127           3,369
 Trustee fees...........................         7,000             16,500              400           10,250             250
 Trustee Retirement Plan................        37,000             76,500            1,900           52,600           1,250
 Distribution fees and shareholder
 service fees...........................        35,068             79,007            2,557          103,078           1,475
 Other accrued expenses.................       377,465          1,653,681           29,075          680,745          32,013
                                          ------------     --------------      -----------     ------------     -----------
 Total Liabilities......................    89,307,972        119,007,060          516,119       86,834,804      19,660,165
                                          ------------     --------------      -----------     ------------     -----------
Net Assets..............................  $637,326,147     $1,248,533,770      $31,058,875     $877,286,944     $20,086,072
                                          ============     ==============      ===========     ============     ===========
NET ASSETS CONSIST OF:
Capital.................................  $558,182,580     $  800,484,147      $27,101,930     $716,043,183     $20,366,255
Undistributed net investment
 income/(loss)..........................       (21,807)          (183,695)         338,866        4,218,988         174,273
Accumulated net realized gains/(losses)
 on investments.........................    18,869,693        145,819,638       (1,336,979)      42,408,506      (4,011,104)
Net unrealized
 appreciation/(depreciation) on
 investments............................    60,295,681        302,413,680        4,955,058      114,616,267       3,556,648
                                          ------------     --------------      -----------     ------------     -----------
Net Assets..............................  $637,326,147     $1,248,533,770      $31,058,875     $877,286,944     $20,086,072
                                          ============     ==============      ===========     ============     ===========
INSTITUTIONAL SHARES:
Net Assets..............................  $442,154,801     $  902,633,167      $18,410,422     $349,641,121     $12,863,973
Shares Outstanding......................    25,240,537         62,485,742        1,744,637       18,920,310       1,103,762
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      17.52     $        14.45      $     10.55     $      18.48     $     11.65
                                          ============     ==============      ===========     ============     ===========
ADVISER SHARES:
Net Assets..............................  $         --     $   41,061,570      $        --     $         --     $        --
Shares Outstanding......................            --          2,871,510               --               --              --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $         --     $        14.30      $        --     $         --     $        --
                                          ============     ==============      ===========     ============     ===========
INVESTOR SHARES:
Net Assets..............................  $195,171,346     $  304,839,033      $12,648,453     $527,645,823     $ 7,222,099
Shares Outstanding......................    11,213,521         21,461,028        1,202,613       28,875,007         619,238
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      17.41     $        14.20      $     10.52     $      18.27     $     11.66
                                          ============     ==============      ===========     ============     ===========

                                             LAUDUS         LAUDUS
                                           ROSENBERG      ROSENBERG
                                             GLOBAL         VALUE
                                           LONG/SHORT     LONG/SHORT
                                             EQUITY         EQUITY
                                              FUND           FUND
                                          ------------   ------------
ASSETS:
Total Investments, at cost (1)..........  $27,953,865    $161,461,360
                                          ===========    ============
Total Investments, at value (1).........  $26,403,940    $173,440,653
Repurchase agreements, at amortized
 cost...................................    5,247,139      16,673,722
                                          -----------    ------------
 Total Investments......................   31,651,079     190,114,375
                                          -----------    ------------
Deposits with broker and custodian bank
 for securities sold short..............   17,684,553     166,801,866
Cash....................................           --              --
Foreign currency, at value (2)..........    6,407,313              --
Unrealized gain on foreign currency
 contracts..............................      178,899              --
Dividends and interest receivable.......       66,474         352,971
Receivable for securities sold short....    1,908,434       2,242,970
Receivable for investments sold.........      432,845       4,935,447
Reclaims receivable.....................       10,264              --
Receivable from Manager.................           --              --
Prepaid expenses........................       14,373          28,075
                                          -----------    ------------
 Total Assets...........................   58,354,234     364,475,704
                                          -----------    ------------
LIABILITIES:
Securities sold short, proceeds.........  $25,831,833    $166,267,628
                                          ===========    ============
Securities sold short...................   26,597,065     168,304,959
Unrealized loss on foreign currency
 contracts..............................        1,754              --
Payable to custodian....................           --              --
Payable for investments purchased.......    1,608,747       5,367,356
Payable to cover securities sold short..      370,088       3,028,409
Payable for return of collateral
 received for securities loaned.........           --              --
Accrued expenses and other liabilities:
 Manager fees...........................       12,458         216,690
Administrator and fund accounting
 fees...................................        9,169          14,236
 Transfer agent fees....................        2,714           6,585
 Trustee fees...........................          300           2,200
 Trustee Retirement Plan................        1,700          11,400
 Distribution fees and shareholder
 service fees...........................        1,533           8,688
 Other accrued expenses.................       62,392         344,835
                                          -----------    ------------
 Total Liabilities......................   28,667,920     177,305,358
                                          -----------    ------------
Net Assets..............................  $29,686,314    $187,170,346
                                          ===========    ============
NET ASSETS CONSIST OF:
Capital.................................  $28,153,124    $218,936,930
Undistributed net investment
 income/(loss)..........................        8,014         777,202
Accumulated net realized gains/(losses)
 on investments.........................   (1,491,448)    (59,159,470)
Net unrealized
 appreciation/(depreciation) on
 investments............................    3,016,624      26,615,684
                                          -----------    ------------
Net Assets..............................  $29,686,314    $187,170,346
                                          ===========    ============
INSTITUTIONAL SHARES:
Net Assets..............................  $21,555,891    $144,041,356
Shares Outstanding......................    1,770,045      13,588,943
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $     12.18    $      10.60
                                          ===========    ============
ADVISER SHARES:
Net Assets..............................  $        --    $         --
Shares Outstanding......................           --              --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $        --    $         --
                                          ===========    ============
INVESTOR SHARES:
Net Assets..............................  $ 8,130,423    $ 43,128,990
Shares Outstanding......................      676,242       4,116,007
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $     12.02    $      10.48
                                          ===========    ============

                                            Laudus Trust Semi-Annual Report  123
See the accompanying notes to the financial statements.

Financial Statements
Statements of Operations for the six months ended 9/30/05 (Unaudited)

                                                                LAUDUS            LAUDUS
                                              LAUDUS          ROSENBERG         ROSENBERG
                                            ROSENBERG         U.S. LARGE        U.S. LARGE
                                            U.S. LARGE      CAPITALIZATION    CAPITALIZATION
                                          CAPITALIZATION        GROWTH            VALUE
                                               FUND              FUND             FUND*
                                          --------------    --------------    --------------
INVESTMENT INCOME:
 Dividends(1)...........................    $  348,481         $ 53,827          $ 49,486
 Interest...............................         3,252            5,748               957
 Securities lending.....................            --               --                --
                                            ----------         --------          --------
 Total investment income................       351,733           59,575            50,443
                                            ----------         --------          --------
EXPENSES:
 Manager fees...........................       159,715           38,665            17,337
 Administration fees....................        11,845            2,805             1,245
 Distribution and shareholder service
 fees (Investor Shares).................         4,896            2,341                66
 Service fees (Adviser Shares)..........            --               --                --
 Professional fees......................         3,680            2,246             1,341
 Custodian fees.........................        41,590            2,250            20,623
 Interest expense.......................            --               --                --
 Fund accounting fees...................        21,419           30,038            18,267
 Registration and filing fees...........         9,318           13,013                96
 Transfer agent fees....................         8,465            9,375             5,205
 Trustees' fees.........................         1,195              493               166
 Trustee Retirement Plan................           245              147                36
 Dividend expense for securities sold
 short(1)...............................            --               --                --
 Recoupment of prior expenses reimbursed
 by the Manager.........................            --               --                --
 Other expenses.........................         4,762            2,445             1,053
                                            ----------         --------          --------
 Total expenses before
 waivers/reimbursements.................       267,130          103,818            65,435
 Less expenses waived/reimbursed by the
 Manager................................       (49,343)         (49,596)          (65,341)
                                            ----------         --------          --------
 Net expenses...........................       217,787           54,222                94
                                            ----------         --------          --------
 NET INVESTMENT INCOME/(LOSS)...........       133,946            5,353            50,349
                                            ----------         --------          --------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
 Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................     2,138,512            1,474            40,121
 Net realized gains/(losses) on
 securities sold short..................            --               --                --
 Change in unrealized
 appreciation/(depreciation) on
 investments............................       728,021          745,001           538,957
                                            ----------         --------          --------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........     2,866,533          746,475           579,078
                                            ----------         --------          --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................    $3,000,479         $751,828          $629,427
                                            ==========         ========          ========

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

(1) Net of foreign withholding tax for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $45,395, $878,602 and $10,159, respectively.

124  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Operations (Unaudited) continued

                                                                                                     LAUDUS
                                                                LAUDUS            LAUDUS           ROSENBERG
                                             LAUDUS           ROSENBERG          ROSENBERG       INTERNATIONAL
                                           ROSENBERG          U.S. SMALL       INTERNATIONAL         SMALL
                                         U.S. DISCOVERY     CAPITALIZATION        EQUITY         CAPITALIZATION
                                              FUND               FUND              FUND               FUND
                                         --------------     --------------     -------------     --------------
INVESTMENT INCOME:
 Dividends (1)..........................  $ 2,545,280        $ 6,532,282        $  496,346        $ 9,064,304
 Interest...............................      156,932            102,041            13,037            281,087
 Securities lending.....................       37,478            309,084                --            151,356
                                          -----------        -----------        ----------        -----------
 Total investment income................    2,739,690          6,943,407           509,383          9,496,747
                                          -----------        -----------        ----------        -----------
EXPENSES:
 Manager fees...........................    2,001,038          5,592,087           123,334          3,531,600
 Administration fees....................      121,460            344,435             8,027            197,388
 Distribution and shareholder service
 fees (Investor Shares).................      166,236            366,783            15,298            516,174
 Service fees (Adviser Shares)..........           --             44,611                --                 --
 Professional fees......................       58,918            123,603             3,324             83,809
 Custodian fees.........................      183,806            180,581           111,670            758,526
 Interest expense.......................           --                 --                --                 --
 Fund accounting fees...................       29,260             23,104            49,922             84,054
 Registration and filing fees...........       11,719             26,985            11,232             38,962
 Transfer agent fees....................       93,084            200,740            15,240            270,571
 Trustees' fees.........................       16,325             38,999               969             24,404
 Trustee Retirement Plan................        4,244              9,058               215              5,978
 Dividend expense for securities sold
 short (1)..............................           --                 --                --                 --
 Recoupment of prior expenses reimbursed
 by the Manger..........................        7,083                 --                --            202,708
 Other expenses.........................       68,325            176,116             4,102            104,427
                                          -----------        -----------        ----------        -----------
 Total expenses before
  waivers/reimbursements................    2,761,497          7,127,102           343,333          5,818,601
 Less expenses
  waived/reimbursed/recouped by the
  Manager...............................           --                 --          (125,397)                --
                                          -----------        -----------        ----------        -----------
 Net expenses...........................    2,761,497          7,127,102           217,936          5,818,601
                                          -----------        -----------        ----------        -----------
 Net investment income/(loss)...........      (21,807)          (183,695)          291,447          3,678,146
                                          -----------        -----------        ----------        -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................   16,984,384         78,621,985         1,055,563         29,118,295
Net realized gains/(losses) on
 securities sold short..................           --                 --                --                 --
Change in unrealized
 appreciation/(depreciation) on
 investments............................   25,002,421          2,833,986         1,369,318         39,325,144
                                          -----------        -----------        ----------        -----------
 Net realized and unrealized
 gains/(losses) on investments..........   41,986,805         81,455,971         2,424,881         68,443,439
                                          -----------        -----------        ----------        -----------
Change in Net Assets Resulting from
 Operations.............................  $41,964,998        $81,272,276        $2,716,328        $72,121,585
                                          ===========        ===========        ==========        ===========

                                              LAUDUS           LAUDUS          LAUDUS
                                            ROSENBERG         ROSENBERG       ROSENBERG
                                          U.S. LARGE/MID       GLOBAL           VALUE
                                          CAPITALIZATION     LONG/SHORT      LONG/SHORT
                                            LONG/SHORT         EQUITY          EQUITY
                                           EQUITY FUND          FUND            FUND
                                          --------------     -----------     -----------
INVESTMENT INCOME:
 Dividends (1)..........................    $  148,834       $197,430        $ 1,027,977
 Interest...............................       302,165        271,489          2,186,486
 Securities lending.....................            --             --                 --
                                            ----------       -----------     -----------
 Total investment income................       450,999        468,919          3,214,463
                                            ----------       -----------     -----------
EXPENSES:
 Manager fees...........................       102,775        169,743          1,189,675
 Administration fees....................         5,724          6,227             42,018
 Distribution and shareholder service
 fees (Investor Shares).................        10,454          7,133             48,365
 Service fees (Adviser Shares)..........            --             --                 --
 Professional fees......................         1,891          2,941             18,161
 Custodian fees.........................         5,115         14,170             31,854
 Interest expense.......................            --         14,508                 --
 Fund accounting fees...................        20,357         56,677             31,277
 Registration and filing fees...........         9,471         11,081             15,665
 Transfer agent fees....................        11,774          9,483             29,934
 Trustees' fees.........................           509            693              5,299
 Trustee Retirement Plan................           127            188              1,269
 Dividend expense for securities sold
 short (1)..............................       133,509        203,747            994,517
 Recoupment of prior expenses reimbursed
 by the Manger..........................            --             --              6,706
 Other expenses.........................         2,536          3,305             22,521
                                            ----------       -----------     -----------
 Total expenses before
  waivers/reimbursements................       304,242        499,896          2,437,261
 Less expenses
  waived/reimbursed/recouped by the
  Manager...............................       (27,516)       (46,717)                --
                                            ----------       -----------     -----------
 Net expenses...........................       276,726        453,179          2,437,261
                                            ----------       -----------     -----------
 Net investment income/(loss)...........       174,273         15,740            777,202
                                            ----------       -----------     -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................     1,536,442       2,305,580        10,105,725
Net realized gains/(losses) on
 securities sold short..................      (958,352)      (1,236,959)      (9,057,975)
Change in unrealized
 appreciation/(depreciation) on
 investments............................      (481,768)        13,239            (76,367)
                                            ----------       -----------     -----------
 Net realized and unrealized
 gains/(losses) on investments..........        96,322       1,081,860           971,383
                                            ----------       -----------     -----------
Change in Net Assets Resulting from
 Operations.............................    $  270,595       $1,097,600      $ 1,748,585
                                            ==========       ===========     ===========

                                            Laudus Trust Semi-Annual Report  125
See the accompanying notes to the financial statements.

Financial Statements
Statements of Changes in Net Assets

                                              LAUDUS ROSENBERG                LAUDUS ROSENBERG              LAUDUS ROSENBERG
                                         U.S. LARGE CAPITALIZATION       U.S. LARGE CAPITALIZATION      U.S. LARGE CAPITALIZATION
                                                    FUND                        GROWTH FUND                    VALUE FUND
                                        ----------------------------    ----------------------------    -------------------------
                                         SIX MONTHS                      SIX MONTHS                          FOR THE PERIOD
                                            ENDED        YEAR ENDED         ENDED        YEAR ENDED               ENDED
                                        SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,           SEPTEMBER 30,
                                            2005            2005            2005            2005                  2005*
                                        -------------    -----------    -------------    -----------    -------------------------
                                         (UNAUDITED)                     (UNAUDITED)                           (UNAUDITED)
OPERATIONS:
 Net investment income/(loss).........  $     133,946    $   428,197     $     5,353     $ 29,497              $   50,349
 Net realized gains/(losses) from
 investments..........................      2,138,512      2,535,289           1,474     (125,007)                 40,121
 Change in unrealized
 appreciation/(depreciation) from
 investments..........................        728,021      1,367,953         745,001      322,230                 538,957
                                        -------------    -----------     -----------     -----------           ----------
 Change in net assets resulting from
 operations...........................      3,000,479      4,331,439         751,828      226,720                 629,427
                                        -------------    -----------     -----------     -----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income Institutional
 Shares...............................             --       (377,788)             --      (24,040)                     --
 Adviser Shares.......................             --             --              --           --                      --
 Investor Shares......................             --         (7,542)             --       (4,158)                     --
                                        -------------    -----------     -----------     -----------           ----------
                                                   --       (385,330)             --      (28,198)                     --
                                        -------------    -----------     -----------     -----------           ----------
 Net realized gains on investments
 Institutional Shares.................             --       (343,706)             --           --                      --
 Adviser Shares.......................             --             --              --           --                      --
 Investor Shares......................             --         (9,148)             --           --                      --
                                        -------------    -----------     -----------     -----------           ----------
                                                   --       (352,854)             --           --                      --
                                        -------------    -----------     -----------     -----------           ----------
 Change in net assets resulting from
 distributions........................             --       (738,184)             --      (28,198)                     --
                                        -------------    -----------     -----------     -----------           ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares.................      3,190,637      2,968,344       9,174,547     4,317,988              5,256,020
 Adviser Shares.......................             --             --              --           --                      --
 Investor Shares......................      3,735,647      2,321,290         117,813     1,084,265                137,158
                                        -------------    -----------     -----------     -----------           ----------
                                            6,926,284      5,289,634       9,292,360     5,402,253              5,393,178
                                        -------------    -----------     -----------     -----------           ----------
 Distributions reinvested
 Institutional Shares.................             --        521,743              --        4,821                      --
 Adviser Shares.......................             --             --              --           --                      --
 Investor Shares......................             --         16,117              --        4,144                      --
                                        -------------    -----------     -----------     -----------           ----------
                                                   --        537,860              --        8,965                      --
                                        -------------    -----------     -----------     -----------           ----------
 Value of shares redeemed
 Institutional Shares(1)..............    (18,354,285)    (6,720,579)        (25,606)    (4,415,905)                   --
 Adviser Shares.......................             --             --              --           --                      --
 Investor Shares......................       (533,044)      (246,026)       (237,032)    (729,570)                (41,406)
                                        -------------    -----------     -----------     -----------           ----------
                                          (18,887,329)    (6,966,605)       (262,638)    (5,145,475)              (41,406)
                                        -------------    -----------     -----------     -----------           ----------
 Change in net assets from capital
 transactions.........................    (11,961,045)    (1,139,111)      9,029,722      265,743               5,351,772
                                        -------------    -----------     -----------     -----------           ----------
Change in net assets..................     (8,960,566)     2,454,144       9,781,550      464,265               5,981,199

NET ASSETS:
 Beginning of period..................     47,345,189     44,891,045       6,949,401     6,485,136                     --
                                        -------------    -----------     -----------     -----------           ----------
 End of period........................  $  38,384,623    $47,345,189     $16,730,951     $6,949,401            $5,981,199
                                        =============    ===========     ===========     ===========           ==========
Undistributed net investment
 income/(loss)........................  $     240,470    $   106,524     $    10,074     $  4,721              $   50,349
                                        =============    ===========     ===========     ===========           ==========

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

(1) Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery Fund included $37,419,391 for shares redeemed in-kind during the six months ended September 30, 2005.

126  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                LAUDUS ROSENBERG                    LAUDUS ROSENBERG
                                              U.S. DISCOVERY FUND            U.S. SMALL CAPITALIZATION FUND
                                         ------------------------------     ---------------------------------
                                          SIX MONTHS                          SIX MONTHS
                                             ENDED          YEAR ENDED          ENDED            YEAR ENDED
                                         SEPTEMBER 30,      MARCH 31,       SEPTEMBER 30,        MARCH 31,
                                             2005              2005              2005               2005
                                         -------------     ------------     --------------     --------------
                                          (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
 Net investment income/(loss)........... $    (21,807)     $ 341,670        $(183,695)         $ 1,445,360
 Net realized gains/(losses) from
 investments............................   16,984,384      2,091,732        78,621,985         150,828,583
 Change in unrealized
 appreciation/(depreciation) from
 investments............................   25,002,421      16,673,803       2,833,986          (36,465,193)
                                         ------------      ------------     --------------     --------------
 Change in net assets resulting from
 operations.............................   41,964,998      19,107,205       81,272,276         115,808,750
                                         ------------      ------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................           --       (497,171)              --           (2,204,683)
 Adviser Shares.........................           --             --               --                   --
 Investor Shares........................           --        (25,025)              --                   --
                                         ------------      ------------     --------------     --------------
                                                   --       (522,196)              --           (2,204,683)
                                         ------------      ------------     --------------     --------------
 Net realized gains on investments
 Institutional Shares...................           --      (2,267,336)             --          (107,378,123)
 Adviser Shares.........................           --             --               --           (4,547,584)
 Investor Shares........................           --       (191,970)              --          (32,261,234)
                                         ------------      ------------     --------------     --------------
                                                   --      (2,459,306)             --          (144,186,941)
                                         ------------      ------------     --------------     --------------
 Change in net assets resulting from
 distributions..........................           --      (2,981,502)             --          (146,391,624)
                                         ------------      ------------     --------------     --------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................  226,723,619      155,501,124      56,554,878         153,900,191
 Adviser Shares.........................           --             --        3,250,795            6,390,720
 Investor Shares........................  135,659,510      57,871,754       22,041,919          67,774,260
                                         ------------      ------------     --------------     --------------
                                          362,383,129      213,372,878      81,847,592         228,065,171
                                         ------------      ------------     --------------     --------------
 Distributions reinvested
 Institutional Shares...................           --      2,763,979               --          105,539,726
 Adviser Shares.........................           --             --               --            3,355,703
 Investor Shares........................           --        216,323               --           28,286,080
                                         ------------      ------------     --------------     --------------
                                                   --      2,980,302               --          137,181,509
                                         ------------      ------------     --------------     --------------
 Value of shares redeemed
 Institutional Shares(1)................  (67,943,560)     (15,094,664)     (161,190,264)      (243,438,336)
 Adviser Shares.........................           --             --        (5,943,343)        (11,572,652)
 Investor Shares........................  (13,806,801)     (3,313,776)      (34,708,484)       (63,211,612)
                                         ------------      ------------     --------------     --------------
                                          (81,750,361)     (18,408,440)     (201,842,091)      (318,222,600)
                                         ------------      ------------     --------------     --------------
 Change in net assets from capital
 transactions...........................  280,632,768      197,944,740      (119,994,499)       47,024,080
                                         ------------      ------------     --------------     --------------
Change in net assets....................  322,597,766      214,070,443      (38,722,223)        16,441,206

NET ASSETS:
 Beginning of period....................  314,728,381      100,657,938      1,287,255,993      1,270,814,787
                                         ------------      ------------     --------------     --------------
 End of period.......................... $637,326,147      $314,728,381     $1,248,533,770     $1,287,255,993
                                         ============      ============     ==============     ==============
Undistributed net investment
 income/(loss).......................... $    (21,807)     $      --        $(183,695)         $        --
                                         ============      ============     ==============     ==============

                                                 LAUDUS ROSENBERG
                                            INTERNATIONAL EQUITY FUND
                                          ------------------------------
                                           SIX MONTHS
                                              ENDED          YEAR ENDED
                                          SEPTEMBER 30,      MARCH 31,
                                              2005              2005
                                          -------------     ------------
                                           (UNAUDITED)
OPERATIONS:
 Net investment income/(loss)...........   $   291,447      $    151,794
 Net realized gains/(losses) from
 investments............................     1,055,563         1,113,542
 Change in unrealized
 appreciation/(depreciation) from
 investments............................     1,369,318         1,376,163
                                           -----------      ------------
 Change in net assets resulting from
 operations.............................     2,716,328         2,641,499
                                           -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................            --           (69,286)
 Adviser Shares.........................            --                --
 Investor Shares........................            --           (20,846)
                                           -----------      ------------
                                                    --           (90,132)
                                           -----------      ------------
 Net realized gains on investments
 Institutional Shares...................            --                --
 Adviser Shares.........................            --                --
 Investor Shares........................            --                --
                                           -----------      ------------
                                                    --                --
                                           -----------      ------------
 Change in net assets resulting from
 distributions..........................            --           (90,132)
                                           -----------      ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................     1,019,603        13,795,042
 Adviser Shares.........................            --                --
 Investor Shares........................     1,915,764        11,035,677
                                           -----------      ------------
                                             2,935,367        24,830,719
                                           -----------      ------------
 Distributions reinvested
 Institutional Shares...................            --            69,286
 Adviser Shares.........................            --                --
 Investor Shares........................            --            20,846
                                           -----------      ------------
                                                    --            90,132
                                           -----------      ------------
 Value of shares redeemed
 Institutional Shares(1)................      (334,945)       (9,404,551)
 Adviser Shares.........................            --                --
 Investor Shares........................    (2,843,070)       (2,277,154)
                                           -----------      ------------
                                            (3,178,015)      (11,681,705)
                                           -----------      ------------
 Change in net assets from capital
 transactions...........................      (242,648)       13,239,146
                                           -----------      ------------
Change in net assets....................     2,473,680        15,790,513
NET ASSETS:
 Beginning of period....................    28,585,195        12,794,682
                                           -----------      ------------
 End of period..........................   $31,058,875      $ 28,585,195
                                           ===========      ============
Undistributed net investment
 income/(loss)..........................   $   338,866      $     47,419
                                           ===========      ============

                                            Laudus Trust Semi-Annual Report  127
See the accompanying notes to the financial statements.

Financial Statements
Statements of Changes in Net Assets continued


                                                       LAUDUS
                                                      ROSENBERG
                                                    INTERNATIONAL
                                                        SMALL
                                                SIX
                                                   CAPITALIZATION
                                               MONTHS
                                                        FUND
                                          ---------------------------------
                                               ENDED
                                             SEPTEMBER         YEAR ENDED
                                                30,             MARCH 31,
                                                2005              2005
                                          ----------------    -------------
                                            (UNAUDITED)
OPERATIONS:
 Net investment income/(loss)...........   $   3,678,146      $     877,750
 Net realized gains/(losses) from
 investments............................      29,118,295         18,811,743
 Change in unrealized
 appreciation/(depreciation) from
 investments............................      39,325,144         49,970,266
                                           -------------      -------------
 Change in net assets resulting from
 operations.............................      72,121,585         69,659,759
                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................              --           (391,031)
 Adviser Shares.........................              --                 --
 Investor Shares........................              --           (208,630)
                                           -------------      -------------
                                                      --           (599,661)
                                           -------------      -------------
 Net realized gains on investments
 Institutional Shares...................              --         (5,437,032)
 Adviser Shares.........................              --                 --
 Investor Shares........................              --         (6,811,538)
                                           -------------      -------------
                                                      --        (12,248,570)
                                           -------------      -------------
 Change in net assets resulting from
 distributions..........................              --        (12,848,231)
                                           -------------      -------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................     123,549,813        211,092,897
 Adviser Shares.........................              --                 --
 Investor Shares........................     253,935,079        317,506,524
                                           -------------      -------------
                                             377,484,892        528,599,421
                                           -------------      -------------
 Distributions reinvested
 Institutional Shares...................              --          5,659,036
 Adviser Shares.........................              --                 --
 Investor Shares........................              --          6,658,840
                                           -------------      -------------
                                                      --         12,317,876
                                           -------------      -------------
 Value of shares redeemed
 Institutional Shares...................     (75,289,115)       (41,730,026)
 Adviser Shares.........................              --                 --
 Investor Shares........................    (123,442,605)       (82,747,971)
                                           -------------      -------------
                                            (198,731,720)      (124,477,997)
                                           -------------      -------------
 Change in net assets from capital
 transactions...........................     178,753,172        416,439,300
                                           -------------      -------------
Change in net assets....................     250,874,757        473,250,828

NET ASSETS:
 Beginning of period....................     626,412,187        153,161,359
                                           -------------      -------------
 End of period..........................   $ 877,286,944      $ 626,412,187
                                           =============      =============
Undistributed net investment
 income/(loss)..........................   $   4,218,988      $     540,842
                                           =============      =============

128  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                 LAUDUS ROSENBERG
                                           U.S. LARGE/MID CAPITALIZATION
                                              LONG/SHORT EQUITY FUND
                                         ---------------------------------         SIX
                                               SIX                                   LAUDUS ROSENBERG
                                             MONTHS                              MONTHS
                                                                               GLOBAL LONG/SHORT EQUITY FUND
                                                                             ---------------------------------
                                              ENDED                               ENDED
                                            SEPTEMBER        YEAR ENDED         SEPTEMBER        YEAR ENDED
                                               30,            MARCH 31,            30,            MARCH 31,
                                              2005              2005              2005              2005
                                         ---------------   ---------------   ---------------   ---------------
                                           (UNAUDITED)                         (UNAUDITED)
OPERATIONS:
 Net investment income/(loss)...........   $   174,273      $    (54,057)      $    15,740       $  (229,788)
 Net realized gains/(losses) from
 investments............................       578,090           (56,359)        1,068,621          (199,801)
 Change in unrealized
 appreciation/(depreciation) from
 investments............................      (481,768)        1,367,755            13,239           835,304
                                           -----------      ------------       -----------       -----------
 Change in net assets resulting from
 operations.............................       270,595         1,257,339         1,097,600           405,715
                                           -----------      ------------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................            --                --                --                --
 Adviser Shares.........................            --                --                --                --
 Investor Shares........................            --                --                --                --
                                           -----------      ------------       -----------       -----------
                                                    --                --                --                --
                                           -----------      ------------       -----------       -----------
 Net realized gains on investments
 Institutional Shares...................            --                --                --                --
 Adviser Shares.........................            --                --                --                --
 Investor Shares........................            --                --                --                --
                                           -----------      ------------       -----------       -----------
                                                    --                --                --                --
                                           -----------      ------------       -----------       -----------
 Change in net assets resulting from
 distributions..........................            --                --                --                --
                                           -----------      ------------       -----------       -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................     1,300,343         1,739,704         6,588,636         4,768,663
 Adviser Shares.........................            --                --                --                --
 Investor Shares........................     1,711,682         9,325,305         5,043,156         3,302,678
                                           -----------      ------------       -----------       -----------
                                             3,012,025        11,065,009        11,631,792         8,071,341
                                           -----------      ------------       -----------       -----------
 Distributions reinvested
 Institutional Shares...................            --                --                --                --
 Adviser Shares.........................            --                --                --                --
 Investor Shares........................            --                --                --                --
                                           -----------      ------------       -----------       -----------
                                                    --                --                --                --
                                           -----------      ------------       -----------       -----------
 Value of shares redeemed
 Institutional Shares...................      (986,169)      (10,458,623)       (1,019,096)       (2,528,093)
 Adviser Shares.........................            --                --                --                --
 Investor Shares........................    (7,346,366)       (5,824,603)       (3,257,401)       (5,776,482)
                                           -----------      ------------       -----------       -----------
                                            (8,332,535)      (16,283,226)       (4,276,497)       (8,304,575)
                                           -----------      ------------       -----------       -----------
 Change in net assets from capital
 transactions...........................    (5,320,510)       (5,218,217)        7,355,295          (233,234)
                                           -----------      ------------       -----------       -----------
Change in net assets....................    (5,049,915)       (3,960,878)        8,452,895           172,481

NET ASSETS:
 Beginning of period....................    25,135,987        29,096,865        21,233,419        21,060,938
                                           -----------      ------------       -----------       -----------
 End of period..........................   $20,086,072      $ 25,135,987       $29,686,314       $21,233,419
                                           ===========      ============       ===========       ===========
Undistributed net investment
 income/(loss)..........................   $   174,273      $         --       $     8,014       $    (7,726)
                                           ===========      ============       ===========       ===========


                                                  LAUDUS ROSENBERG
                                            VALUE LONG/SHORT EQUITY FUND
                                          ---------------------------------
                                                SIX
                                              MONTHS

                                               ENDED
                                             SEPTEMBER        YEAR ENDED
                                                30,            MARCH 31,
                                               2005              2005
                                          ---------------   ---------------
                                            (UNAUDITED)
OPERATIONS:
 Net investment income/(loss)...........   $    777,202      $   (379,955)
 Net realized gains/(losses) from
 investments............................      1,047,750         7,809,175
 Change in unrealized
 appreciation/(depreciation) from
 investments............................        (76,367)         (941,013)
                                           ------------      ------------
 Change in net assets resulting from
 operations.............................      1,748,585         6,488,207
                                           ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................             --                --
 Adviser Shares.........................             --                --
 Investor Shares........................             --                --
                                           ------------      ------------
                                                     --                --
                                           ------------      ------------
 Net realized gains on investments
 Institutional Shares...................             --                --
 Adviser Shares.........................             --                --
 Investor Shares........................             --                --
                                           ------------      ------------
                                                     --                --
                                           ------------      ------------
 Change in net assets resulting from
 distributions..........................             --                --
                                           ------------      ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................     47,959,357        55,855,567
 Adviser Shares.........................             --                --
 Investor Shares........................     18,917,949        27,679,659
                                           ------------      ------------
                                             66,877,306        83,535,226
                                           ------------      ------------
 Distributions reinvested
 Institutional Shares...................             --                --
 Adviser Shares.........................             --                --
 Investor Shares........................             --                --
                                           ------------      ------------
                                                     --                --
                                           ------------      ------------
 Value of shares redeemed
 Institutional Shares...................     (8,341,586)      (53,731,082)
 Adviser Shares.........................             --                --
 Investor Shares........................    (11,017,833)      (28,010,140)
                                           ------------      ------------
                                            (19,359,419)      (81,741,222)
                                           ------------      ------------
 Change in net assets from capital
 transactions...........................     47,517,887         1,794,004
                                           ------------      ------------
Change in net assets....................     49,266,472         8,282,211
NET ASSETS:
 Beginning of period....................    137,903,874       129,621,663
                                           ------------      ------------
 End of period..........................   $187,170,346      $137,903,874
                                           ============      ============
Undistributed net investment
 income/(loss)..........................   $    777,202      $         --
                                           ============      ============

                                            Laudus Trust Semi-Annual Report  129
See the accompanying notes to the financial statements.

Financial Statements

Statements of Changes in Net Assets continued

                                                LAUDUS ROSENBERG                  LAUDUS ROSENBERG             LAUDUS ROSENBERG
                                                   U.S. LARGE                        U.S. LARGE                   U.S. LARGE
                                                 CAPITALIZATION                CAPITALIZATION GROWTH         CAPITALIZATION VALUE
                                                      FUND                              FUND                         FUND
                                         ------------------------------    ------------------------------    --------------------
                                         SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED        PERIOD ENDED
                                          SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,      MARCH 31,        SEPTEMBER 30,
                                               2005             2005             2005             2005              2005*
                                         ----------------    ----------    ----------------    ----------    --------------------
                                           (UNAUDITED)                       (UNAUDITED)                         (UNAUDITED)
SHARES SOLD:
 Institutional.........................        270,265         273,900        1,078,398          527,132           524,430
 Adviser...............................             --              --               --               --                --
 Investor..............................        305,873         202,406           13,895          137,256            12,838
                                            ----------        --------        ---------         --------           -------
                                               576,138         476,306        1,092,293          664,388           537,268
                                            ----------        --------        ---------         --------           -------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional.........................             --          45,290               --              590                --
 Adviser...............................             --              --               --               --                --
 Investor..............................             --           1,394               --              502                --
                                            ----------        --------        ---------         --------           -------
                                                    --          46,684               --            1,092                --
                                            ----------        --------        ---------         --------           -------
SHARES REDEEMED:
 Institutional(1)......................     (1,515,041)       (597,178)          (3,142)        (540,385)               --
 Adviser...............................             --              --               --               --                --
 Investor..............................        (44,750)        (21,732)         (28,489)         (92,319)           (3,776)
                                            ----------        --------        ---------         --------           -------
                                            (1,559,791)       (618,910)         (31,631)        (632,704)           (3,776)
                                            ----------        --------        ---------         --------           -------
NET INCREASE/(DECREASE):
 Institutional.........................     (1,244,776)       (277,988)       1,075,256          (12,663)          524,430
 Adviser...............................             --              --               --               --                --
 Investor..............................        261,123         182,068          (14,594)          45,439             9,062
                                            ----------        --------        ---------         --------           -------
                                              (983,653)        (95,920)       1,060,662           32,776           533,492
                                            ==========        ========        =========         ========           =======

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

1 Amounts for the Institutional Shares of the Laudus Rosenberg U.S. Discovery
  Fund included 2,459,060 shares redeemed in-kind during the six months ended September 30, 2005.

130  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                   LAUDUS ROSENBERG                          LAUDUS ROSENBERG
                                                         U.S.                                   U.S. SMALL
                                                    DISCOVERY FUND                          CAPITALIZATION FUND
                                         -------------------------------------     -------------------------------------
                                                 SIX                                       SIX
                                               MONTHS                YEAR                MONTHS                YEAR
                                                ENDED                ENDED                ENDED                ENDED
                                              SEPTEMBER              MARCH              SEPTEMBER              MARCH
                                                 30,                  31,                  30,                  31,
                                                2005                 2005                 2005                 2005
                                         -------------------     -------------     -------------------     -------------
                                             (UNAUDITED)                               (UNAUDITED)
SHARES SOLD:
 Institutional..........................     13,457,983           10,223,633             4,132,376           11,285,927
 Adviser................................             --                   --               242,908              474,733
 Investor...............................      8,377,926            3,695,403             1,635,193            5,051,312
                                             ----------           ----------           -----------          -----------
                                             21,835,909           13,919,036             6,010,477           16,811,972
                                             ----------           ----------           -----------          -----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................             --              175,938                    --            7,783,166
 Adviser................................             --                   --                    --              249,495
 Investor...............................             --               13,823                    --            2,114,057
                                             ----------           ----------           -----------          -----------
                                                     --              189,761                    --           10,146,718
                                             ----------           ----------           -----------          -----------
SHARES REDEEMED:
 Institutional(1).......................     (4,282,991)          (1,002,866)          (11,866,944)         (17,904,388)
 Adviser................................             --                   --              (442,854)            (866,952)
 Investor...............................       (833,928)            (215,766)           (2,572,303)          (4,729,392)
                                             ----------           ----------           -----------          -----------
                                             (5,116,919)          (1,218,632)          (14,882,101)         (23,500,732)
                                             ----------           ----------           -----------          -----------
NET INCREASE/(DECREASE):
 Institutional..........................      9,174,992            9,396,705            (7,734,568)           1,164,705
 Adviser................................             --                   --              (199,946)            (142,724)
 Investor...............................      7,543,998            3,493,460              (937,110)           2,435,977
                                             ----------           ----------           -----------          -----------
                                             16,718,990           12,890,165            (8,871,624)           3,457,958
                                             ==========           ==========           ===========          ===========

                                                    LAUDUS ROSENBERG
                                                      INTERNATIONAL
                                                       EQUITY FUND
                                          -------------------------------------
                                                  SIX
                                                MONTHS                YEAR
                                                 ENDED                ENDED
                                               SEPTEMBER              MARCH
                                                  30,                  31,
                                                 2005                 2005
                                          -------------------     -------------
                                              (UNAUDITED)
SHARES SOLD:
 Institutional..........................        107,002             1,559,874
 Adviser................................             --                    --
 Investor...............................        198,537             1,213,144
                                               --------            ----------
                                                305,539             2,773,018
                                               --------            ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................             --                 7,574
 Adviser................................             --                    --
 Investor...............................             --                 2,271
                                               --------            ----------
                                                     --                 9,818
                                               --------            ----------
SHARES REDEEMED:
 Institutional(1).......................        (34,299)           (1,067,184)
 Adviser................................             --                    --
 Investor...............................       (295,420)             (256,233)
                                               --------            ----------
                                               (329,719)           (1,323,417)
                                               --------            ----------
NET INCREASE/(DECREASE):
 Institutional..........................         72,703               500,237
 Adviser................................             --                    --
 Investor...............................        (96,883)              959,182
                                               --------            ----------
                                                (24,180)            1,459,419
                                               ========            ==========

                                            Laudus Trust Semi-Annual Report  131
See the accompanying notes to the financial statements.

Financial Statements

Statements of Changes in Net Assets continued

                                                 LAUDUS ROSENBERG
                                                  INTERNATIONAL
                                            SMALL CAPITALIZATION FUND
                                          ------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,
                                                2005             2005
                                          ----------------    ----------
                                            (UNAUDITED)
SHARES SOLD:
 Institutional..........................      7,240,209       13,305,599
 Adviser................................             --               --
 Investor...............................     15,095,364       20,410,262
                                            -----------       ----------
                                             22,335,573       33,715,861
                                            -----------       ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................             --          375,019
 Adviser................................             --               --
 Investor...............................             --          445,110
                                            -----------       ----------
                                                     --          820,129
                                            -----------       ----------
SHARES REDEEMED:
 Institutional..........................     (4,340,265)      (2,707,597)
 Adviser................................             --               --
 Investor...............................     (7,479,197)      (5,580,312)
                                            -----------       ----------
                                            (11,819,462)      (8,287,909)
                                            -----------       ----------
NET INCREASE/(DECREASE):
 Institutional..........................      2,899,944       10,973,021
 Adviser................................             --               --
 Investor...............................      7,616,167       15,275,060
                                            -----------       ----------
                                             10,516,111       26,248,081
                                            ===========       ==========

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

132  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Statements of Changes in Net Assets continued

                                                   LAUDUS ROSENBERG
                                                    U.S. LARGE/MID                           LAUDUS ROSENBERG
                                                    CAPITALIZATION                                GLOBAL
                                                LONG/SHORT EQUITY FUND                    LONG/SHORT EQUITY FUND
                                         -------------------------------------     -------------------------------------
                                                 SIX                                       SIX
                                               MONTHS                YEAR                MONTHS                YEAR
                                                ENDED                ENDED                ENDED                ENDED
                                              SEPTEMBER              MARCH              SEPTEMBER              MARCH
                                                 30,                  31,                  30,                  31,
                                                2005                 2005                 2005                 2005
                                         -------------------     -------------     -------------------     -------------
                                             (UNAUDITED)                               (UNAUDITED)
SHARES SOLD:
 Institutional..........................       113,965               161,528             554,435              422,609
 Adviser................................            --                    --                  --                   --
 Investor...............................       149,597               860,959             430,855              293,687
                                              --------            ----------            --------             --------
                                               263,562             1,022,487             985,290              716,296
                                              --------            ----------            --------             --------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................            --                    --                  --                   --
 Adviser................................            --                    --                  --                   --
 Investor...............................            --                    --                  --                   --
                                              --------            ----------            --------             --------
                                                    --                    --                  --                   --
                                              --------            ----------            --------             --------
SHARES REDEEMED:
 Institutional..........................       (86,848)             (973,807)            (87,513)            (228,087)
 Adviser................................            --                    --                  --                   --
 Investor...............................      (649,136)             (542,390)           (285,044)            (524,213)
                                              --------            ----------            --------             --------
                                              (735,984)           (1,516,197)           (372,557)            (752,300)
                                              --------            ----------            --------             --------
NET INCREASE/(DECREASE):
 Institutional..........................        27,117              (812,279)            466,922              194,522
 Adviser................................            --                    --                  --                   --
 Investor...............................      (499,539)              318,569             145,811             (230,526)
                                              --------            ----------            --------             --------
                                              (472,422)             (493,710)            612,733              (36,004)
                                              ========            ==========            ========             ========


                                                    LAUDUS ROSENBERG
                                                          VALUE
                                                 LONG/SHORT EQUITY FUND
                                          -------------------------------------
                                                  SIX
                                                MONTHS                YEAR
                                                 ENDED                ENDED
                                               SEPTEMBER              MARCH
                                                  30,                  31,
                                                 2005                 2005
                                          -------------------     -------------
                                              (UNAUDITED)
SHARES SOLD:
 Institutional..........................       4,590,488            5,516,270
 Adviser................................              --                   --
 Investor...............................       1,832,614            2,748,797
                                              ----------           ----------
                                               6,423,102            8,265,067
                                              ----------           ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................              --                   --
 Adviser................................              --                   --
 Investor...............................              --                   --
                                              ----------           ----------
                                                      --                   --
                                              ----------           ----------
SHARES REDEEMED:
 Institutional..........................        (798,401)          (5,394,490)
 Adviser................................              --                   --
 Investor...............................      (1,072,907)          (2,867,557)
                                              ----------           ----------
                                              (1,871,308)          (8,262,047)
                                              ----------           ----------
NET INCREASE/(DECREASE):
 Institutional..........................       3,792,087              121,780
 Adviser................................              --                   --
 Investor...............................         759,707             (118,760)
                                              ----------           ----------
                                               4,551,794                3,020
                                              ==========           ==========

                                            Laudus Trust Semi-Annual Report  133
See the accompanying notes to the financial statements.

Financial Statements

Financial Highlights as of 9/30/05

                                                         INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                              -------------------------------------------   ------------------------
                                                               NET REALIZED                                  NET
                                  NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                   VALUE,          NET            GAINS           FROM         NET          GAINS
                                  BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON           TOTAL
                                  OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS    DIVIDENDS
                                  ---------   -------------   --------------   ----------   ----------   -----------    ---------
INSTITUTIONAL SHARES

U.S. LARGE CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)...............   $11.79        $ 0.04(6)        $ 0.83         $ 0.87       $   --       $   --        $   --
For the Year Ended March 31,
 2005...........................    10.92          0.11(6)          0.94           1.05        (0.09)       (0.09)        (0.18)
For the Year Ended March 31,
 2004...........................     8.28          0.06(6)          2.62           2.68        (0.04)          --         (0.04)
June 19, 2002 to March 31, 2003
 (1)............................    10.00          0.05(6)         (1.73)         (1.68)       (0.04)          --         (0.04)

U.S. LARGE CAPITALIZATION GROWTH
 FUND
Six months ended September 30,
 2005 (Unaudited)...............     8.07          0.01(6)          0.63           0.64           --           --            --
For the Year Ended March 31,
 2005...........................     7.84          0.04(6)          0.23           0.27        (0.04)          --         (0.04)
For the Year Ended March 31,
 2004...........................     5.95          0.06(6)          1.89           1.95        (0.06)          --         (0.06)
For the Year Ended March 31,
 2003...........................     7.77          0.07(6)         (1.83)         (1.76)       (0.06)          --         (0.06)
For the Year Ended March 31,
 2002...........................     7.70          0.06             0.07           0.13        (0.06)          --         (0.06)
June 7, 2000 to March 31, 2001
 (1)............................    10.00          0.04            (2.31)         (2.27)       (0.03)          --         (0.03)

U.S. LARGE CAPITALIZATION VALUE
 FUND
Period ended September 30, 2005
 (Unaudited)*...................    10.00          0.10(6)          1.11           1.21           --           --            --

U.S. DISCOVERY FUND
Six months ended September 30,
 2005 (Unaudited)...............    15.96          0.01(6)          1.55           1.56           --           --            --
For the Year Ended March 31,
 2005...........................    14.71          0.03(6)          1.44           1.47        (0.04)       (0.18)        (0.22)
For the Year Ended March 31,
 2004...........................     9.55          0.06(6)          5.26           5.32        (0.04)       (0.12)        (0.16)
For the Year Ended March 31,
 2003...........................    11.10          0.04(6)         (1.57)         (1.53)       (0.02)          --         (0.02)
September 4, 2001 to March 31,
 2002 (1).......................    10.00          0.02             1.10           1.12        (0.02)          --         (0.02)

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)...............    13.50          0.00(6)(7)       0.95           0.95           --           --            --
For the Year Ended March 31,
 2005...........................    13.82          0.03(6)          1.27           1.30        (0.03)       (1.59)        (1.62)
For the Year Ended March 31,
 2004...........................     8.98          0.05             5.03           5.08        (0.04)       (0.20)        (0.24)
For the Year Ended March 31,
 2003...........................    11.18          0.03(6)         (1.93)         (1.90)       (0.03)       (0.27)        (0.30)
For the Year Ended March 31,
 2002...........................     9.57          0.03(6)          2.17           2.20        (0.04)       (0.55)        (0.59)
For the Year Ended March 31,
 2001...........................    10.06          0.03(6)         (0.16)         (0.13)       (0.03)       (0.33)        (0.36)

INTERNATIONAL EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)...............     9.63          0.10(6)          0.82           0.92           --           --            --
For the Year Ended March 31,
 2005...........................     8.46          0.09(6)          1.12           1.21        (0.04)          --         (0.04)
For the Year Ended March 31,
 2004...........................     5.56          0.08(6)          2.90           2.98        (0.08)          --         (0.08)
For the Year Ended March 31,
 2003...........................     7.09          0.08(6)         (1.55)         (1.47)       (0.07)          --         (0.07)
For the Year Ended March 31,
 2002...........................     8.14          0.07(6)         (0.76)         (0.69)       (0.36)          --         (0.36)
June 7, 2000 to March 31, 2001
 (1)............................    10.00          0.28            (2.14)         (1.86)          --           --            --

INTERNATIONAL SMALL
 CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)...............    16.89          0.11(6)          1.48           1.59           --           --            --
For the Year Ended March 31,
 2005...........................    13.94          0.08(6)          3.53           3.61        (0.04)       (0.62)        (0.66)
For the Year Ended March 31,
 2004...........................     7.92          0.07(6)          6.04           6.11        (0.09)          --         (0.09)
For the Year Ended March 31,
 2003...........................     8.48          0.09(6)         (0.56)         (0.47)       (0.11)          --         (0.11)
For the Year Ended March 31,
 2002...........................     9.13          0.15(6)         (0.61)         (0.46)       (0.19)          --(7)      (0.19)
For the Year Ended March 31,
 2001...........................    11.81          0.11            (1.28)         (1.17)       (0.16)       (1.35)        (1.51)

U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)...............    11.44          0.11(6)          0.10           0.21           --           --            --
For the Year Ended March 31,
 2005...........................    10.80         (0.01)(6)         0.65           0.64           --           --            --
For the Year Ended March 31,
 2004...........................    11.51         (0.06)(6)        (0.65)         (0.71)          --           --            --
For the Year Ended March 31,
 2003...........................    10.22            --(6),(7)       1.31          1.31        (0.03)          --         (0.03)
For the Year Ended March 31,
 2002...........................     9.61          0.18(6)          0.69           0.87        (0.26)          --         (0.26)
For the Year Ended March 31,
 2001...........................    11.05          0.53(6)         (1.12)         (0.59)       (0.85)          --         (0.85)

GLOBAL LONG/SHORT EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)...............    11.62          0.01(6)          0.55           0.56           --           --            --
For the Year Ended March 31,
 2005...........................    11.30         (0.12)(6)         0.44           0.32           --           --            --
For the Year Ended March 31,
 2004...........................    11.87         (0.12)(6)        (0.45)         (0.57)          --           --            --
For the Year Ended March 31,
 2003...........................    10.15         (0.03)(6)         1.73           1.70           --           --            --
For the Year Ended March 31,
 2002...........................     9.43          0.16             0.96           1.12        (0.40)          --         (0.40)
September 29, 2000 to March 31,
 2001 (1).......................    10.00          0.22            (0.58)         (0.36)       (0.11)       (0.10)        (0.21)

VALUE LONG/SHORT EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)...............    10.51          0.06(6)          0.03           0.09           --           --            --
For the Year Ended March 31,
 2005...........................     9.87         (0.03)(6)         0.67           0.64           --           --            --
For the Year Ended March 31,
 2004...........................    10.48         (0.05)(6)        (0.56)         (0.61)          --           --            --
For the Year Ended March 31,
 2003...........................     8.96         (0.02)(6)         1.54           1.52           --           --            --
For the Year Ended March 31,
 2002...........................     8.11          0.13(6)          0.94           1.07        (0.22)          --         (0.22)
For the Year Ended March 31,
 2001...........................     7.42          0.34(6)          0.78           1.12        (0.43)          --         (0.43)

---------------

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

(1)  From commencement of operations.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  Includes interest expense and dividend expense on securities sold short.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)  Calculated based on the average shares outstanding during the period.

(7)  Amount less than $0.005.

(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

134  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Financial Highlights continued

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                  -----------------------------
                                                                                     NET       NET INVESTMENT
                                                       NET ASSET                   ASSETS,      INCOME/(LOSS)
                                                        VALUE,                     END OF          NET OF
                                         REDEMPTION     END OF         TOTAL       PERIOD         WAIVERS/
                                            FEES        PERIOD       RETURN(2)     (000'S)    REIMBURSEMENTS(3)
                                         ----------   -----------   -----------   ---------   -----------------
INSTITUTIONAL SHARES

U.S. Large Capitalization Fund Six
 months ended September 30, 2005
 (Unaudited)                              $     --(7)   $12.66          7.38%     $ 32,090           0.66%
For the Year Ended March 31, 2005               --       11.79          9.66        44,559           0.96
For the Year Ended March 31, 2004               --(7)    10.92         32.33        44,301           0.62
June 19, 2002 to March 31, 2003 (1)             --        8.28        (16.78)       14,479           0.80

U.S. LARGE CAPITALIZATION GROWTH FUND
Six months ended September 30, 2005
 (Unaudited)                                    --        8.71          7.93        14,820           0.17
For the Year Ended March 31, 2005               --(7)     8.07          3.42         5,056           0.53
For the Year Ended March 31, 2004               --(7)     7.84         32.84         5,006           0.80
For the Year Ended March 31, 2003               --        5.95        (22.68)        3,418           1.03
For the Year Ended March 31, 2002               --        7.77          1.69         4,297           0.76
June 7, 2000 to March 31, 2001 (1)              --        7.70        (22.71)        3,910           0.59

U.S. LARGE CAPITALIZATION VALUE FUND
Period ended September 30, 2005
 (Unaudited)*                                   --       11.21         12.10         5,880           2.20

U.S. DISCOVERY FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    17.52          9.77       442,155           0.08
For the Year Ended March 31, 2005               --(7)    15.96          9.98       256,444           0.23
For the Year Ended March 31, 2004               --(7)    14.71         55.90        98,077           0.49
For the Year Ended March 31, 2003               --        9.55        (13.83)       18,589           0.38
September 4, 2001 to March 31, 2002 (1)         --       11.10         11.25         2,980           0.38

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    14.45          7.04       902,633           0.06
For the Year Ended March 31, 2005               --(7)    13.50          9.36       948,225           0.20
For the Year Ended March 31, 2004               --(7)    13.82         56.83       954,275           0.45
For the Year Ended March 31, 2003               --        8.98        (17.10)      487,020           0.33
For the Year Ended March 31, 2002               --       11.18         23.92       482,205           0.33
For the Year Ended March 31, 2001               --        9.57         (1.26)      408,148           0.26

INTERNATIONAL EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    10.55          9.55        18,410           2.14
For the Year Ended March 31, 2005               --(7)     9.63         14.36        16,094           0.96
For the Year Ended March 31, 2004             0.01        8.46         53.81         9,914           1.12
For the Year Ended March 31, 2003             0.01        5.56        (20.66)        6,368           1.24
For the Year Ended March 31, 2002               --        7.09         (8.36)        7,882           0.94
June 7, 2000 to March 31, 2001 (1)              --        8.14        (18.50)        9,071           4.20

INTERNATIONAL SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    18.48          9.41       349,641           1.24
For the Year Ended March 31, 2005               --(7)    16.89         26.52       270,646           0.50
For the Year Ended March 31, 2004               --(7)    13.94         77.37        70,382           0.65
For the Year Ended March 31, 2003             0.02        7.92         (5.36)       20,562           1.09
For the Year Ended March 31, 2002               --        8.48         (4.80)       28,027           1.71
For the Year Ended March 31, 2001               --        9.13        (10.78)       41,951           0.99

U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    11.65          1.84        12,864           1.86
For the Year Ended March 31, 2005               --(7)    11.44          5.93        12,312          (0.13)
For the Year Ended March 31, 2004               --(7)    10.80         (6.17)       20,404          (0.57)
For the Year Ended March 31, 2003             0.01       11.51         12.90        26,736           0.01
For the Year Ended March 31, 2002               --       10.22          9.20        10,037           1.87
For the Year Ended March 31, 2001               --        9.61         (4.79)       11,855           5.19

GLOBAL LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    12.18          4.82        21,556           0.24
For the Year Ended March 31, 2005               --       11.62          2.83        15,140          (1.04)
For the Year Ended March 31, 2004               --(7)    11.30         (4.80)       12,527          (1.11)
For the Year Ended March 31, 2003             0.02       11.87         16.95        13,491          (0.28)
For the Year Ended March 31, 2002               --       10.15         12.21        10,514           1.67
September 29, 2000 to March 31, 2001 (1)        --        9.43         (3.56)       14,924           4.59

VALUE LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                    --(7)    10.60          0.86       144,041           1.07
For the Year Ended March 31, 2005               --(7)    10.51          6.48       102,974          (0.28)
For the Year Ended March 31, 2004               --(7)     9.87         (5.82)       95,541          (0.46)
For the Year Ended March 31, 2003               --       10.48         16.96        92,356          (0.15)
For the Year Ended March 31, 2002               --        8.96         13.53        69,629           1.61
For the Year Ended March 31, 2001               --        8.11         15.96        61,923           4.56

                                                                      RATIOS/SUPPLEMENTAL DATA
                                          ---------------------------------------------------------------------------------

                                                EXPENSES                EXPENSES
                                                 BEFORE                  NET OF                 EXPENSES          PORTFOLIO
                                                WAIVERS/                WAIVERS/             NET OF WAIVERS/      TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(8)    RATE(5)
                                          ---------------------   ---------------------   ---------------------   ---------
INSTITUTIONAL SHARES
U.S. Large Capitalization Fund Six
 months ended September 30, 2005
 (Unaudited)                                       1.21%                  0.99%                   0.99%             61.12%
For the Year Ended March 31, 2005                  1.23                   0.99                    0.99             127.89
For the Year Ended March 31, 2004                  1.47                   1.00                    1.00             141.50
June 19, 2002 to March 31, 2003 (1)                2.73                   0.99                    0.99             100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
Six months ended September 30, 2005
 (Unaudited)                                       1.96                   0.99                    0.99              40.41
For the Year Ended March 31, 2005                  2.34                   0.99                    0.99              77.81
For the Year Ended March 31, 2004                  2.59                   0.80                    0.80             177.43
For the Year Ended March 31, 2003                  4.55                   0.75                    0.75              68.73
For the Year Ended March 31, 2002                  3.81                   0.75                    0.75             111.54
June 7, 2000 to March 31, 2001 (1)                 2.90                   0.75                    0.75              88.81
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended September 30, 2005
 (Unaudited)*                                      2.84                   0.00                    0.00              48.37
U.S. DISCOVERY FUND
Six months ended September 30, 2005
 (Unaudited)                                       1.14                   1.14                    1.14              51.63
For the Year Ended March 31, 2005                  1.20                   1.14                    1.14              62.60
For the Year Ended March 31, 2004                  1.46                   1.14                    1.14              93.08
For the Year Ended March 31, 2003                  3.71                   1.15                    1.15              98.65
September 4, 2001 to March 31, 2002 (1)            9.02                   1.15                    1.15              78.02
U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)                                       1.06                   1.06                    1.06              37.01
For the Year Ended March 31, 2005                  1.09                   1.09                    1.09              68.09
For the Year Ended March 31, 2004                  1.13                   1.13                    1.13              75.65
For the Year Ended March 31, 2003                  1.29                   1.15                    1.15              70.83
For the Year Ended March 31, 2002                  1.29                   1.15                    1.15             101.08
For the Year Ended March 31, 2001                  1.25                   1.15                    1.15             128.79
INTERNATIONAL EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                       2.21                   1.34                    1.34              36.08
For the Year Ended March 31, 2005                  2.69                   1.34                    1.34              52.06
For the Year Ended March 31, 2004                  4.32                   1.35                    1.35             107.02
For the Year Ended March 31, 2003                  5.30                   1.35                    1.35             138.85
For the Year Ended March 31, 2002                  4.13                   1.35                    1.35             132.84
June 7, 2000 to March 31, 2001 (1)                 3.48                   1.35                    1.35              86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)                                       1.42                   1.42                    1.42              68.12
For the Year Ended March 31, 2005                  1.55                   1.49                    1.49              59.70
For the Year Ended March 31, 2004                  1.94                   1.47                    1.47             102.50
For the Year Ended March 31, 2003                  2.60                   1.50                    1.50             129.34
For the Year Ended March 31, 2002                  2.24                   1.50                    1.50             147.52
For the Year Ended March 31, 2001                  1.93                   1.50                    1.50             148.53
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                       2.85                   2.57                    1.24              85.33
For the Year Ended March 31, 2005                  3.23                   2.94                    1.24             180.14
For the Year Ended March 31, 2004                  3.22                   2.82                    1.25             189.35
For the Year Ended March 31, 2003                  3.59                   2.67                    1.25             185.66
For the Year Ended March 31, 2002                  2.84                   1.95                    1.25             313.22
For the Year Ended March 31, 2001                  2.67                   2.12                    1.25             399.02
GLOBAL LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                       4.33                   3.92                    1.99             110.14
For the Year Ended March 31, 2005                  4.38                   3.82                    1.99             152.24
For the Year Ended March 31, 2004                  3.69                   2.91                    1.81             175.85
For the Year Ended March 31, 2003                  4.04                   2.50                    1.50             189.09
For the Year Ended March 31, 2002                  3.19                   1.93                    1.50             231.34
September 29, 2000 to March 31, 2001 (1)           3.19                   2.15                    1.50             216.10
VALUE LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)                                       3.00                   3.00                    1.74              69.08
For the Year Ended March 31, 2005                  3.04                   2.98                    1.74             111.19
For the Year Ended March 31, 2004                  2.88                   2.77                    1.75              76.36
For the Year Ended March 31, 2003                  2.72                   2.42                    1.74             209.95
For the Year Ended March 31, 2002                  2.49                   2.18                    1.75             126.45
For the Year Ended March 31, 2001                  3.05                   2.72                    1.84             129.80

                                            Laudus Trust Semi-Annual Report  135
See the accompanying notes to the financial statements.

Financial Statements

Financial Highlights as of 9/30/05

                                                          INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                               -------------------------------------------   ------------------------
                                                                NET REALIZED                                  NET
                                   NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                    VALUE,          NET            GAINS           FROM         NET          GAINS
                                   BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON          TOTAL
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                   ---------   -------------   --------------   ----------   ----------   -----------   ---------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)................   $13.38        $(0.01)(6)       $ 0.93         $ 0.92       $   --       $   --       $   --
For the Year Ended March 31,
 2005............................    13.71            --(6),(7)       1.26          1.26           --        (1.59)       (1.59)
For the Year Ended March 31,
 2004............................     8.91          0.02             5.00           5.02        (0.02)       (0.20)       (0.22)
For the Year Ended March 31,
 2003............................    11.12          0.01(6)         (1.93)         (1.92)       (0.02)       (0.27)       (0.29)
For the Year Ended March 31,
 2002............................     9.53            --(6)          2.17           2.17        (0.03)       (0.55)       (0.58)
For the Year Ended March 31,
 2001............................    10.02          0.01(6)         (0.16)         (0.15)       (0.01)       (0.33)       (0.34)

INVESTOR SHARES

U.S. LARGE CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)................    11.81          0.02(6)          0.83           0.85           --           --           --
For the Year Ended March 31,
 2005............................    10.96          0.08(6)          0.93           1.01        (0.07)       (0.09)       (0.16)
For the Year Ended March 31,
 2004............................     8.31          0.02(6)          2.63           2.65           --           --           --
July 31, 2002 to March 31, 2003
 (1).............................     8.88          0.05(6)         (0.62)         (0.57)          --           --           --

U.S. LARGE CAPITALIZATION GROWTH
 FUND
Six months ended September 30,
 2005 (Unaudited)................     8.15         (0.01)(6)         0.64           0.63           --           --           --
For the Year Ended March 31,
 2005............................     7.92          0.02(6)          0.23           0.25        (0.02)          --        (0.02)
August 15, 2003 to March 31, 2004
 (1).............................     6.95          0.09(6)          0.92           1.01        (0.04)          --        (0.04)

U.S. LARGE CAPITALIZATION VALUE
 FUND
Period ended September 30, 2005
 (Unaudited)*....................    10.00          0.07(6)          1.12           1.19           --           --           --

U.S. DISCOVERY FUND
Six months ended September 30,
 2005 (Unaudited)................    15.88         (0.02)(6)         1.55           1.53           --           --           --
For the Year Ended March 31,
 2005............................    14.66         (0.05)(6)         1.47           1.42        (0.02)       (0.18)       (0.20)
For the Year Ended March 31,
 2004............................     9.53          0.01(6)          5.24           5.25           --        (0.12)       (0.12)
For the Year Ended March 31,
 2003............................    11.08          0.02(6)         (1.57)         (1.55)          --           --           --
October 3, 2001 to March 31, 2002
 (1).............................     9.38            --             1.72           1.72        (0.02)          --        (0.02)

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)................    13.30         (0.02)(6)         0.92           0.90           --           --           --
For the Year Ended March 31,
 2005............................    13.65         (0.02)(6)         1.26           1.24           --        (1.59)       (1.59)
For the Year Ended March 31,
 2004............................     8.88          0.01             4.98           4.99        (0.02)       (0.20)       (0.22)
For the Year Ended March 31,
 2003............................    11.08            --(6),(7)      (1.92)        (1.92)       (0.01)       (0.27)       (0.28)
For the Year Ended March 31,
 2002............................     9.50            --(6)          2.15           2.15        (0.02)       (0.55)       (0.57)
For the Year Ended March 31,
 2001............................    10.00         (0.01)(6)        (0.14)         (0.15)       (0.02)       (0.33)       (0.35)

INTERNATIONAL EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)................     9.61          0.09(6)          0.82           0.91           --           --           --
For the Year Ended March 31,
 2005............................     8.47          0.06(6)          1.11           1.17        (0.03)          --        (0.03)
For the Year Ended March 31,
 2004............................     5.57          0.03(6)          2.95           2.98        (0.08)          --        (0.08)
For the Year Ended March 31,
 2003............................     7.05          0.07(6)         (1.54)         (1.47)       (0.02)          --        (0.02)
For the Year Ended March 31,
 2002............................     8.13          0.05(6)         (0.78)         (0.73)       (0.35)          --        (0.35)
December 5, 2000 to March 31,
 2001 (1)........................     8.98          0.27            (1.12)         (0.85)          --           --           --

INTERNATIONAL SMALL
 CAPITALIZATION FUND
Six months ended September 30,
 2005 (Unaudited)................    16.73          0.07(6)          1.47           1.54           --           --           --
For the Year Ended March 31,
 2005............................    13.83          0.03(6)          3.51           3.54        (0.02)       (0.62)       (0.64)
For the Year Ended March 31,
 2004............................     7.87          0.03(6)          6.01           6.04        (0.08)          --        (0.08)
For the Year Ended March 31,
 2003............................     8.43          0.08(6)         (0.57)         (0.49)       (0.09)          --        (0.09)
For the Year Ended March 31,
 2002............................     9.09          0.07(6)         (0.55)         (0.48)       (0.18)          --(7)     (0.18)
For the Year Ended March 31,
 2001............................    11.77          0.08            (1.29)         (1.21)       (0.12)       (1.35)       (1.47)

U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT
EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)................    11.46          0.08(6)          0.12           0.20           --           --           --
For the Year Ended March 31,
 2005............................    10.86         (0.04)(6)         0.64           0.60           --           --           --
For the Year Ended March 31,
 2004............................    11.61         (0.10)(6)        (0.65)         (0.75)          --           --           --
For the Year Ended March 31,
 2003............................    10.34         (0.05)(6)         1.33           1.28        (0.02)          --        (0.02)
For the Year Ended March 31,
 2002............................     9.73          0.10(6)          0.76           0.86        (0.25)          --        (0.25)
For the Year Ended March 31,
 2001............................    10.99          0.50(6)         (1.10)         (0.60)       (0.66)          --        (0.66)

GLOBAL LONG/SHORT EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)................    11.49         (0.01)(6)         0.54           0.53           --           --           --
For the Year Ended March 31,
 2005............................    11.21         (0.17)(6)         0.43           0.26           --           --           --
For the Year Ended March 31,
 2004............................    11.81         (0.17)(6)        (0.43)         (0.60)          --           --           --
For the Year Ended March 31,
 2003............................    10.13         (0.09)(6)         1.75           1.66           --           --           --
August 23, 2001 to March 31, 2002
 (1).............................    10.19          0.01(6)          0.32           0.33        (0.39)          --        (0.39)

VALUE LONG/SHORT EQUITY FUND
Six months ended September 30,
 2005 (Unaudited)................    10.41          0.04(6)          0.03           0.07           --           --           --
For the Year Ended March 31,
 2005............................     9.81         (0.06)(6)         0.66           0.60           --           --           --
For the Year Ended March 31,
 2004............................    10.43         (0.09)(6)        (0.53)         (0.62)          --           --           --
For the Year Ended March 31,
 2003............................     8.95         (0.05)(6)         1.53           1.48           --           --           --
For the Year Ended March 31,
 2002............................     8.10          0.09(6)          0.96           1.05        (0.20)          --        (0.20)
For the Year Ended March 31,
 2001............................     7.41          0.31(6)          0.78           1.09        (0.40)          --        (0.40)

---------------

* For the period May 2, 2005 (commencement of operations) through September 30, 2005.

(1)  From commencement of operations.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  Includes interest expense and dividend expense on securities sold short.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6)  Calculated based on the average shares outstanding during the period.

(7)  Amount less than $0.005.

(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

136  Laudus Trust Semi-Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Financial Highlights continued

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                              ----------------------------------------------------
                                                                                NET       NET INVESTMENT
                                                      NET ASSET               ASSETS,      INCOME/(LOSS)           EXPENSES
                                                       VALUE,                  END OF         NET OF                BEFORE
                                         REDEMPTION    END OF       TOTAL      PERIOD        WAIVERS/              WAIVERS/
                                            FEES       PERIOD     RETURN(2)   (000'S)    REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)
                                         ----------   ---------   ---------   --------   -----------------   ---------------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................   $  --(7)    $14.30        6.88%    $41,062          (0.16)%                1.28%
For the Year Ended March 31, 2005.......      --(7)     13.38        9.12      41,104          (0.01)                 1.31
For the Year Ended March 31, 2004.......      --(7)     13.71       56.53      44,059           0.19                  1.40
For the Year Ended March 31, 2003.......      --         8.91      (17.35)     25,973           0.07                  1.54
For the Year Ended March 31, 2002.......      --        11.12       23.61      17,695           0.05                  1.53
For the Year Ended March 31, 2001.......      --         9.53       (1.43)      8,137           0.07                  1.45

INVESTOR SHARES

U.S. LARGE CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     12.66        7.20       6,294           0.30                  1.64
For the Year Ended March 31, 2005.......      --        11.81        9.22       2,786           0.69                  1.58
For the Year Ended March 31, 2004.......      --(7)     10.96       31.89         590           0.24                  1.51
July 31, 2002 to March 31, 2003 (1).....      --         8.31       (6.42)        666           0.87                  3.05

U.S. LARGE CAPITALIZATION GROWTH FUND
Six months ended September 30, 2005
 (Unaudited)............................      --         8.78        7.73       1,911          (0.18)                 2.30
For the Year Ended March 31, 2005.......      --(7)      8.15        3.14       1,894           0.21                  2.68
August 15, 2003 to March 31, 2004 (1)...      --(7)      7.92       14.50       1,479           1.12                  2.72

U.S. LARGE CAPITALIZATION VALUE FUND
Period ended September 30, 2005
 (Unaudited)*...........................      --        11.19       11.90         101           1.62                  3.52

U.S. DISCOVERY FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     17.41        9.63     195,171          (0.23)                 1.49
For the Year Ended March 31, 2005.......      --(7)     15.88        9.70      58,284          (0.30)                 1.55
For the Year Ended March 31, 2004.......      --(7)     14.66       55.22       2,581           0.04                  1.63
For the Year Ended March 31, 2003.......      --         9.53      (13.99)        104           0.20                  6.18
October 3, 2001 to March 31, 2002 (1)...      --        11.08       18.34          98           0.03                 10.26

U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     14.20        6.77     304,839          (0.29)                 1.40
For the Year Ended March 31, 2005.......      --(7)     13.30        9.00     297,927          (0.15)                 1.43
For the Year Ended March 31, 2004.......      --(7)     13.65       56.40     272,481           0.11                  1.47
For the Year Ended March 31, 2003.......      --         8.88      (17.42)    136,293          (0.02)                 1.63
For the Year Ended March 31, 2002.......      --        11.08       23.50     108,449          (0.05)                 1.65
For the Year Ended March 31, 2001.......      --         9.50       (1.52)     65,217          (0.13)                 1.53

INTERNATIONAL EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     10.52        9.47      12,648           1.83                  2.58
For the Year Ended March 31, 2005.......      --(7)      9.61       13.79      12,491           0.65                  2.96
For the Year Ended March 31, 2004.......    0.02         8.47       53.61       2,881           0.45                  4.46
For the Year Ended March 31, 2003.......    0.01         5.57      (20.73)         17           1.06                  5.27
For the Year Ended March 31, 2002.......      --         7.05       (8.83)         18           0.64                  4.27
December 5, 2000 to March 31, 2001
 (1)....................................      --         8.13       (9.47)         24          25.10                  4.09

INTERNATIONAL SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     18.27        9.21     527,646           0.87                  1.78
For the Year Ended March 31, 2005.......      --(7)     16.73       26.16     355,766           0.20                  1.98
For the Year Ended March 31, 2004.......      --(7)     13.83       76.91      82,780           0.28                  2.18
For the Year Ended March 31, 2003.......    0.02         7.87       (5.53)     16,834           0.99                  2.93
For the Year Ended March 31, 2002.......      --         8.43       (5.08)      6,334           0.79                  2.67
For the Year Ended March 31, 2001.......      --         9.09      (11.08)      1,731           0.67                  2.24

U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     11.66        1.75       7,222           1.45                  3.12
For the Year Ended March 31, 2005.......      --(7)     11.46        5.52      12,824          (0.33)                 3.55
For the Year Ended March 31, 2004.......      --(7)     10.86       (6.46)      8,693          (0.93)                 3.51
For the Year Ended March 31, 2003.......    0.01        11.61       12.49      16,251          (0.45)                 3.91
For the Year Ended March 31, 2002.......      --        10.34        8.96         471           0.99                  3.42
For the Year Ended March 31, 2001.......      --         9.73       (5.06)         24           4.90                  2.96

GLOBAL LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     12.02        4.61       8,130          (0.17)                 4.70
For the Year Ended March 31, 2005.......    0.02        11.49        2.50       6,094          (1.57)                 4.80
For the Year Ended March 31, 2004.......      --(7)     11.21       (5.08)      8,533          (1.50)                 4.01
For the Year Ended March 31, 2003.......    0.02        11.81       16.58       9,474          (0.80)                 4.42
August 23, 2001 to March 31, 2002 (1)...      --        10.13        3.58           7           0.22                  4.43

VALUE LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................      --(7)     10.48        0.67      43,129           0.72                  3.32
For the Year Ended March 31, 2005.......      --(7)     10.41        6.12      34,930          (0.55)                 3.37
For the Year Ended March 31, 2004.......      --(7)      9.81       (5.94)     34,081          (0.90)                 3.18
For the Year Ended March 31, 2003.......      --        10.43       16.54      38,473          (0.43)                 2.97
For the Year Ended March 31, 2002.......      --         8.95       13.24       5,355           1.05                  2.79
For the Year Ended March 31, 2001.......      --         8.10       15.49       3,952           4.23                  3.37

                                                          RATIOS/SUPPLEMENTAL DATA
                                          ---------------------------------------------------------

                                                EXPENSES
                                                 NET OF                 EXPENSES          PORTFOLIO
                                                WAIVERS/             NET OF WAIVERS/      TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(8)    RATE(5)
                                          ---------------------   ---------------------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.28%                   1.28%             37.01%
For the Year Ended March 31, 2005.......          1.31                    1.31              68.09
For the Year Ended March 31, 2004.......          1.40                    1.40              75.65
For the Year Ended March 31, 2003.......          1.40                    1.40              70.83
For the Year Ended March 31, 2002.......          1.39                    1.39             101.08
For the Year Ended March 31, 2001.......          1.35                    1.35             128.79
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.35                    1.35              61.12
For the Year Ended March 31, 2005.......          1.35                    1.35             127.89
For the Year Ended March 31, 2004.......          1.25                    1.25             141.50
July 31, 2002 to March 31, 2003 (1).....          1.25                    1.25             100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.33                    1.33              40.41
For the Year Ended March 31, 2005.......          1.32                    1.32              77.81
August 15, 2003 to March 31, 2004 (1)...          1.11                    1.39             177.43
U.S. LARGE CAPITALIZATION VALUE FUND
Period ended September 30, 2005
 (Unaudited)*...........................          0.36                    0.36              48.37
U.S. DISCOVERY FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.49                    1.49              51.63
For the Year Ended March 31, 2005.......          1.49                    1.49              62.60
For the Year Ended March 31, 2004.......          1.40                    1.40              93.08
For the Year Ended March 31, 2003.......          1.40                    1.40              98.65
October 3, 2001 to March 31, 2002 (1)...          1.40                    1.40              78.02
U.S. SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.40                    1.40              37.01
For the Year Ended March 31, 2005.......          1.43                    1.43              68.09
For the Year Ended March 31, 2004.......          1.47                    1.47              75.65
For the Year Ended March 31, 2003.......          1.49                    1.49              70.83
For the Year Ended March 31, 2002.......          1.51                    1.51             101.08
For the Year Ended March 31, 2001.......          1.43                    1.43             128.79
INTERNATIONAL EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.72                    1.72              36.08
For the Year Ended March 31, 2005.......          1.72                    1.72              52.06
For the Year Ended March 31, 2004.......          1.59                    1.59             107.02
For the Year Ended March 31, 2003.......          1.60                    1.60             138.85
For the Year Ended March 31, 2002.......          1.60                    1.60             132.84
December 5, 2000 to March 31, 2001
 (1)....................................          1.60                    1.60              86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
Six months ended September 30, 2005
 (Unaudited)............................          1.78                    1.78              68.12
For the Year Ended March 31, 2005.......          1.83                    1.83              59.70
For the Year Ended March 31, 2004.......          1.75                    1.75             102.50
For the Year Ended March 31, 2003.......          1.78                    1.78             129.34
For the Year Ended March 31, 2002.......          1.78                    1.78             147.52
For the Year Ended March 31, 2001.......          1.81                    1.81             148.53
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................          2.86                    1.61              85.33
For the Year Ended March 31, 2005.......          3.26                    1.61             180.14
For the Year Ended March 31, 2004.......          3.12                    1.55             189.35
For the Year Ended March 31, 2003.......          3.07                    1.54             185.66
For the Year Ended March 31, 2002.......          2.42                    1.56             313.22
For the Year Ended March 31, 2001.......          2.41                    1.54             399.02
GLOBAL LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................          4.28                    2.33             110.14
For the Year Ended March 31, 2005.......          4.27                    2.34             152.24
For the Year Ended March 31, 2004.......          3.23                    2.14             175.85
For the Year Ended March 31, 2003.......          2.92                    1.80             189.09
August 23, 2001 to March 31, 2002 (1)...          2.34                    1.75             231.34
VALUE LONG/ SHORT EQUITY FUND
Six months ended September 30, 2005
 (Unaudited)............................          3.32                    2.07              69.08
For the Year Ended March 31, 2005.......          3.30                    2.06             111.19
For the Year Ended March 31, 2004.......          3.06                    2.05              76.36
For the Year Ended March 31, 2003.......          2.69                    2.02             209.95
For the Year Ended March 31, 2002.......          2.48                    2.04             126.45
For the Year Ended March 31, 2001.......          3.04                    2.16             129.80

                                            Laudus Trust Semi-Annual Report  137
See the accompanying notes to the financial statements.

Financial Statements

Notes to Financial Statements as of 9/30/05 (Unaudited)

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, ten of which were operational as of September 30, 2005 (individually, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Large Capitalization Value
  Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund,
Laudus Rosenberg Global Long/Short Equity Fund,
Laudus Rosenberg Value Long/Short Equity Fund.

As of September 30, 2005, the Laudus Rosenberg U.S. Long/Short Equity Fund was not operational. As of October 15, 2004, the Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities are fair valued if a movement in the U.S. market exceeds a specific threshold that has been established using the guideline adopted by a fund's Board of Trustees. The fund uses a third party vendor to provide the fair valuation based on certain factors and methodologies including tracking valuation correlations between the U.S. market and each non-U.S. security. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

138  Laudus Trust Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are currently fully collateralized by U.S. Government Securities. All collateral is held by the Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing

                                            Laudus Trust Semi-Annual Report  139

Financial Statements--Notes to Financial Statements continued

the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments. Interest accrued or dividends paid on Securities Sold Short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in various money market portfolios. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the respective Fund and State Street Bank in its capacity as lending agent. Securities lending fee income, net or related expense, is recorded as earned. The Funds bear the risk of loss with respect to the investment of the cash collateral. At September 30, 2005, the following Funds had collateral and loans outstanding of:

                                                Value of
                               Value of          Loaned
                              Collateral       Securities
-------------------------------------------------------------
Laudus Rosenberg U.S.
  Discovery Fund...........  $ 53,993,755     $ 52,932,745
Laudus Rosenberg U.S. Small
  Capitalization Fund......   104,837,394      102,452,099
Laudus Rosenberg
  International Small
  Capitalization Fund......    72,220,939       67,357,166

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

140  Laudus Trust Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

                                         Agreement Rate*
------------------------------------------------------------
Laudus Rosenberg
  U.S. Large Capitalization
  Fund............................   1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Large Capitalization Growth
  Fund............................   1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.......   1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Discovery Fund.............   1st $1 billion-0.90%
                                     Over $1 billion-0.85%
Laudus Rosenberg
  U.S. Small Capitalization
  Fund............................   0.90%
Laudus Rosenberg
  International Equity Fund.......   1st $1 billion-0.85%
                                     Over $1 billion-0.80%
                                     Over $2 billion-0.775%
Laudus Rosenberg
  International Small
  Capitalization Fund.............   1st $500 million-1.00%
                                     Over $500 million-0.95%
Laudus Rosenberg
  U.S. Large/Mid Capitalization
  Long/ Short Equity Fund.........   1st $500 million-1.00%
                                     Over $500 million-0.95%

                                         Agreement Rate*
------------------------------------------------------------
Laudus Rosenberg
  Global Long/Short Equity Fund...   1st $500 million-1.50%
                                     Over $500 million-1.45%
Laudus Rosenberg
  Value Long/Short Equity Fund....   1st $500 million-1.50%
                                     Over $500 million-1.45%
* The advisory fee payable to CSIM varies based on fund
  assets.

Affiliated broker/dealers received $13,580 for the period ended September 30, 2005, for brokerage fees on the execution of portfolio trades.

CSIM has contractually agreed, until at least March 31, 2007, to waive its management fee and bear certain expenses and fees of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder services fees as follows:

Laudus Rosenberg U.S. Large Capitalization
  Fund........................................       0.99%
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund.................................       0.99%
Laudus Rosenberg U.S. Large Capitalization
  Value Fund..................................       0.00%**
Laudus Rosenberg U.S. Discovery Fund..........       1.14%
Laudus Rosenberg U.S. Small Capitalization
  Fund........................................       1.14%
Laudus Rosenberg International Equity Fund....       1.34%
Laudus Rosenberg International Small
  Capitalization Fund.........................       1.49%
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund......................       1.24%
Laudus Rosenberg Global Long/Short Equity
  Fund........................................       1.99%
Laudus Rosenberg Value Long/Short Equity
  Fund........................................       1.74%

** Effective November 1, 2005, the contractual limit is 0.99%.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of September 30, 2005, the balance of recoupable expenses is as follows:

                                            Laudus Trust Semi-Annual Report  141

Financial Statements--Notes to Financial Statements continued

                              Expires   Expires    Expires
                              3/31/06   3/31/07    3/31/08
-----------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund.......  $33,231   $108,272   $ 49,343
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund......................  18,090      89,616     49,596
Laudus Rosenberg U.S. Large
  Capitalization Value
  Fund......................      --          --     65,341
Laudus Rosenberg U.S.
  Discovery Fund............  10,753     103,889         --
Laudus Rosenberg
  International Equity
  Fund......................  34,256     231,815    125,397
Laudus Rosenberg U.S. Large/
  Mid Capitalization Long/
  Short Equity Fund.........  21,271      73,659     27,516
Laudus Rosenberg Global
  Long/Short Equity Fund....  47,220     104,929     46,717
Laudus Rosenberg Value
  Long/Short Equity Fund....      --      65,266         --

Prior to October 1, 2005, BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Trust's administrator and assisted the Trust in all aspects of its administration and operation. The Administrator was entitled to a complex level fee, computed and paid monthly, based upon the following schedule: 0.00% of average daily net assets of the Trust from $0 to $25 million, 0.09% of average daily net assets from $25 million to $500 million, 0.07% on the next $500 million of average daily net assets, and 0.04% of average daily net assets over $1 billion. Subsequent to September 30, 2005, State Street Bank & Trust Company performs these services under separate agreements.

Prior to October 1, 2005, BISYS also served the Funds as fund accountant. Prior to October 10, 2005, BISYS also served the Funds as transfer agent. Under the terms of separate agreements, BISYS was entitled to receive a fixed fee per Fund for accounting and a per account fee, subject to a minimum charge, for transfer agent services, including reimbursement of certain expenses. BISYS may, from time to time, perform additional services for which it would receive additional fees. Effective October 1, 2005, State Street Bank & Trust Company performs the fund accounting services and effective October 10, 2005, Boston Financial Data Services, Inc. performs the transfer agent services under separate agreements.

The Trust has adopted Distribution and Shareholder Service Plans with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis, by the Trust's Distributor. Prior to October 1, 2005, Laudus Distributor Inc. (an indirect wholly-owned subsidiary of the BISYS Group, Inc.) served as the Distributor, and effective October 1, 2005 ALPS Distributors, Inc. serves as the Distributor. Under the Distribution and Shareholder Service Plans, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

142  Laudus Trust Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer and sub-accounting services in connection with such shares.

Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement. The Trust did not pay any pension or retirement benefits for its Trustees.

4. EARLY REDEMPTION FEE.
For the Funds, certain shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are included in the proceeds from shares issued on the Statement of Changes in Net Assets. For the period ended September 30, 2005, early redemption fees assessed were as follows:

                                                   Early
                                                 Redemption
                                                    Fees
-----------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund........................................    $ 4,759
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund.................................         --
Laudus Rosenberg U.S. Large Capitalization
  Value Fund..................................         --
Laudus Rosenberg U.S. Discovery Fund..........     26,186
Laudus Rosenberg U.S. Small Capitalization
  Fund........................................      1,428
Laudus Rosenberg International Equity Fund....        303
Laudus Rosenberg International Small
  Capitalization Fund.........................     55,307
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund......................        530
Laudus Rosenberg Global Long/Short Equity
  Fund........................................        910
Laudus Rosenberg Value Long/Short Equity
  Fund........................................        989

                                            Laudus Trust Semi-Annual Report  143

Financial Statements--Notes to Financial Statements continued

5. SECURITY PURCHASES AND SALES.

For the period ended September 30, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                  Purchases        Sales
------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..........  $ 25,654,623   $ 37,127,321
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund...    13,118,669      4,068,843
Laudus Rosenberg U.S. Large
  Capitalization Value Fund....     7,321,486      1,943,480
Laudus Rosenberg U.S. Discovery
  Fund.........................   510,173,727    228,998,575
Laudus Rosenberg U.S. Small
  Capitalization Fund..........   457,990,989    573,456,782
Laudus Rosenberg International
  Equity Fund..................    10,866,046      9,916,962
Laudus Rosenberg International
  Small Capitalization Fund....    619,324188    467,632,554
Laudus Rosenberg U.S. Large/
  Mid Capitalization Long/Short
  Equity Fund..................    16,965,952     23,272,451
Laudus Rosenberg Global Long/
  Short Equity Fund............    28,026,244     22,898,298
Laudus Rosenberg Value Long/
  Short Equity Fund............   134,242,519    100,862,096

6. LINE OF CREDIT.

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, and Laudus Rosenberg International Small Capitalization Fund had access to a committed line of credit up to a maximum of $35,000,000, as established by the Fund's custodian. Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the period ended September 30, 2005.

144  Laudus Trust Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

7. FEDERAL INCOME TAXES.

As of the last tax year end of March 31, 2005, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                              Expires
                                   ----------------------------------------------------------------------------------------------
                                     2006     2007      2008          2009          2010         2011         2012         2013
                                   ----------------------------------------------------------------------------------------------
   Laudus Rosenberg
   U.S. Large Capitalization
   Fund..........................  $     --   $--    $        --   $        --   $       --   $       --   $        --   $     --
   Laudus Rosenberg
   U.S. Large Capitalization
   Growth Fund...................        --    --             --            --      320,412      451,611            --    193,612
   Laudus Rosenberg
   U.S. Discovery Fund...........        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   U.S. Small Capitalization
   Fund..........................        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   International Equity Fund.....   282,014    --          7,313            --      300,427    1,715,777            --         --
   Laudus Rosenberg
   International Small
   Capitalization Fund...........        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   U.S. Large/Mid Capitalization
   Long/Short Equity Fund........        --    --        429,084            --      659,336           --     2,980,970    385,119
   Laudus Rosenberg
   Global Long/Short Equity
   Fund..........................        --    --             --            --      397,465           --     1,873,304    177,288
   Laudus Rosenberg
   Value Long/Short Equity
   Fund..........................        --    --     27,982,004    11,040,106           --           --    20,890,231         --

                                     Expires
                                   -----------
                                      Total
                                   -----------
   Laudus Rosenberg
   U.S. Large Capitalization
   Fund..........................  $        --
   Laudus Rosenberg
   U.S. Large Capitalization
   Growth Fund...................      965,635
   Laudus Rosenberg
   U.S. Discovery Fund...........           --
   Laudus Rosenberg
   U.S. Small Capitalization
   Fund..........................           --
   Laudus Rosenberg
   International Equity Fund.....    2,305,531
   Laudus Rosenberg
   International Small
   Capitalization Fund...........           --
   Laudus Rosenberg
   U.S. Large/Mid Capitalization
   Long/Short Equity Fund........    4,454,509
   Laudus Rosenberg
   Global Long/Short Equity
   Fund..........................    2,448,057
   Laudus Rosenberg
   Value Long/Short Equity
   Fund..........................   59,912,341

                                            Laudus Trust Semi-Annual Report  145

APPROVALS OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreements. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board") calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreements among the Trust, CSIM and AXA Rosenberg Investment Management LLC relating to the following funds: Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund (such investment advisory and sub-advisory agreements, collectively, the "Agreements"). The Trustees also reviewed certain other agreements pursuant to which CSIM provides investment advisory services and AXA Rosenberg provides sub-advisory services to the Laudus Variable Insurance Trust. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees' legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to AXA Rosenberg seeking certain relevant information. The responses by CSIM and AXA Rosenberg were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

The Trustees received, among other materials and information:

- descriptions of any significant changes (actual or anticipated) to principal activities, personnel and services provided to the funds;

- a copy of CSIM's and AXA Rosenberg's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

- summaries of any material past, pending or anticipated litigation or regulatory proceedings involving CSIM or AXA Rosenberg or their personnel, including the results of any recent regulatory examination or independent audit;

- descriptions of CSIM's and AXA Rosenberg's experience providing portfolio management services, including the services provided to other clients, including other registered investment companies;

- descriptions of the personnel who are assigned primary responsibility for managing the funds;

146  Laudus Trust Semi-Annual Report

- descriptions of the basis upon which portfolio managers are compensated;

- discussions regarding CSIM's and AXA Rosenberg's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to fund transactions, including each firm's methodology for obtaining the best execution and the use of any affiliated broker-dealers;

- descriptions of any actual or potential conflicts of interest anticipated in managing fund assets;

- discussions of CSIM's and AXA Rosenberg's compliance programs with regard to federal regulations and fund requirements;

- information regarding CSIM's and AXA Rosenberg's codes of ethics and insider trading policies, including a description of any material changes thereto;

- descriptions of CSIM's and AXA Rosenberg's affiliation with any broker-dealer;

- discussions of any anticipated change in CSIM's and AXA Rosenberg's controlling persons; and

- verification of CSIM's and AXA Rosenberg's insurance coverage with regards to the services provided to the funds.

At the September 19, 2005 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements for an additional one year period. In making such approvals, the Trustees considered the best interests of each Fund separately. In each instance, the Board's approval of the Agreements was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at that meeting and at prior meetings, including:

(1) the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, dedicated to the Funds;

(2) each Fund's investment performance and how it compared to that of certain other comparable mutual funds;

(3) each Fund's expenses and how those expenses compared to those of certain other comparable mutual funds;

(4) the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. ("Schwab"), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

(5) the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM's personnel, experience, performance history of various products, and compliance program. The Trustees also considered Schwab's excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition, and how this affects the success of the Funds. The Board also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to the funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund's performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, the Sub-Adviser's absolute performance was consistent with expectations for its unique quantitative investment methodology. Following such evaluation, the Board

                                            Laudus Trust Semi-Annual Report  147
concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements.

Fund Expenses. With respect to the Funds' expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund's net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM's voluntary waiver of management fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and AXA Rosenberg to other similarly managed mutual funds, pooled vehicles and other types of accounts, such as separate accounts and wrap accounts. However, the Trustees accorded less weight to the comparisons to other types of pooled vehicles or accounts due to the unique legal, regulatory, compliance and operating features of mutual funds as compared to such other types of pooled vehicles or accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and AXA Rosenberg from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund. The Board also considered the profitability of AXA Rosenberg with respect to the sub-advisory services it provides to the Funds, although it also considered that AXA Rosenberg is compensated by CSIM, and not by the Funds directly, and such compensation reflects arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and AXA Rosenberg is reasonable and supported renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Trustees also considered CSIM's agreement to contractual investment advisory fee schedules which include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

148  Laudus Trust Semi-Annual Report

Trustees and Officers of Laudus Trust and

Laudus Variable Insurance Trust

INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------
Name, Address(1) and                                                                      Number of
Year of Birth                                                                             Portfolios in
(Term of Office(2) and                                                                    Fund Complex
Length of Time Served)  Principal Occupation(s) and Other Directorships and Affiliations  Overseen(3)
-------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons(5)     Executive Vice President and President, Active Trader             11(4)
1955                    Enterprise. Prior to July 2004, Mr. Lyons was Executive Vice
(since 1/04)            President, Asset Management Products & Services, Charles Schwab
                        & Co., Inc. Prior to September 2001, Mr. Lyons was Executive
                        Vice President, Mutual Funds, Charles Schwab & Co., Inc.
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------

Mariann Byerwalter      Chairman of JDN Corporate Advisory LLC. From 1996 to 2001, Vice   67(3)
1960                    President for Business Affairs and Chief Financial Officer of
(since 1/04)            Stanford University, and in 2001, Special Advisor to the
                        President of Stanford University.
                        Ms. Byerwalter is on the Boards of Stanford University, America
                        First Companies, (venture capital/fund management), Redwood
                        Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics,
                        SRI International (research), PMI Group Inc. (mortgage
                        insurance), Lucile Packard Children's Hospital, and Pacific Life
                        Insurance Company (insurance). Ms. Byerwalter is also a Trustee of The Charles Schwab Family of Funds, Schwab Investments,
                        Schwab Capital Trust, and Schwab Annuity Portfolios.
-------------------------------------------------------------------------------------------------------

William A. Hasler       Until February 2004, Co-Chief Executive Officer, Aphton           67(3)
1941                    Corporation (bio- pharmaceuticals). Prior to August 1998, Dean
(since 1/04)            of the Haas School of Business, University of California,
                        Berkeley (higher education).
                        Director, Aphton Corporation (bio-pharmaceuticals), Mission West
                        Properties (commercial real estate), Stratex Networks (network equipment), Genitope Corp. (bio-pharmaceuticals), Pacific Stock
                        & Option Exchange; Non-Executive Chairman, Solectron Corporation
                        (manufacturing); Trustee of The Charles Schwab Family of Funds,
                        Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                        Portfolios.
-------------------------------------------------------------------------------------------------------
Nils H. Hakansson       Sylvan C. Coleman Professor of Finance and Accounting Emeritus,   11(4)
1937                    Haas School of Business, University of California, Berkeley,
(since 3/90)            since 2003. Mr. Hakansson was also a Professor of Finance and
                        Accounting, Haas School of Business, University of California,
                        Berkeley, from July 1969 to January 2003.

(1)The mailing address of each of the Trustees is 101 Montgomery Street, San Francisco, CA 94104.

(2)There is no stated term of office for the Trustees of the Trusts.

(3)This includes 56 Schwab Funds, 10 series of the Laudus Trust and the sole series of the Laudus Variable Insurance Trust.

(4)This includes 10 series of the Laudus Trust and the sole series of the Laudus Variable Insurance Trust.

(5)Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an employee of Charles Schwab & Co., Inc.

The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.

                                                                          Laudus
Trust Semi-Annual Report  149

Trustees and Officers of Laudus Trust and Laudus Variable Insurance Trust continued

OFFICERS OF TRUSTS

-----------------------------------------------------------------------------------------------------------------------
Name, Address(1) and
Year of Birth
(Term of Office(2) and
Length of Time Served)        Position with the Trust  Principal Occupation(s) and Other Directorships and Affiliations
-----------------------------------------------------------------------------------------------------------------------
Jana Thompson, 1959           President and Chief      Senior Vice President, Charles Schwab & Co., Inc. and Charles
(1/04-present)                Executive Officer        Schwab Investment Management, Inc. Until February 2004, Vice
                                                       President, Charles Schwab & Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
Daniel Kern, 1961             Chief Financial Officer  Vice President, Investment Operations, Charles Schwab Investment
(3/05-present)                and Treasurer            Management, Inc.; Assistant Treasurer, Schwab Funds. Until
                              (effective 10/1/05)      September 2005, Assistant Treasurer, Laudus Trust and Laudus
                                                       Variable Insurance Trust. Until December 2004, Vice President,
                                                       Internal Audit, Charles Schwab Corporation. Prior to January
                                                       2003, Managing Director and Principal, Montgomery Asset
                                                       Management.
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Mortimer, 1963        Vice President and       Senior Vice President and Chief Investment Officer - Equities,
(6/04-present)                Chief Investment         Charles Schwab Investment Management, Inc. and Schwab Funds.
                              Officer                  Prior to 2004, Vice President and Sr. Portfolio Manager, Charles
                                                       Schwab Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Alison Baur, 1964             Chief Legal Officer      Vice President and Associate General Counsel, Charles Schwab &
(1/04-present)                                         Co., Inc. Until 2003, Senior Corporate Counsel, Charles Schwab &
                                                       Co., Inc. From 2001-2004, Chief Legal Officer & Secretary,
                                                       Excelsior Funds; Chief Legal Officer, Excelsior Directional
                                                       Hedge Fund and Excelsior Private Equity Funds.
-----------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 1960        Chief Compliance         Senior Vice President, Institutional Compliance and Chief
(9/04-present)                Officer                  Compliance Officer, Charles Schwab Investment Management, Inc.;
                                                       Chief Compliance Officer, Schwab Funds. From 2002 to 2003, Vice
                                                       President, Charles Schwab & Co., Inc., and Charles Schwab
                                                       Investment Management, Inc. From 2000-2002, Vice President of
                                                       Internal Audit, Charles Schwab & Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver, 1955         Vice President           Director, Executive Vice President and President, Charles Schwab
(9/05-present)                                         Investment Management, Inc.; President and Chief Executive
                                                       Officer, Schwab Funds. From June 2003-July 2004, Senior Vice
                                                       President, Asset Management Products and Services Enterprise,
                                                       Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice
                                                       President, Chief Financial Officer, and Chief Administrative
                                                       Officer, U.S. Trust, a subsidiary of The Charles Schwab
                                                       Corporation.
-----------------------------------------------------------------------------------------------------------------------
Bill Thomas, 1962             Vice President           Senior Vice President, Asset Management Strategic Alliances,
(6/04-present)                                         Charles Schwab & Co., Inc. Until 2000, Managing Director,
                                                       Scudder Kemper Investments.
-----------------------------------------------------------------------------------------------------------------------
Michael Haydel, 1972          Vice President           Vice President, Asset Management Client Services, Charles Schwab
(6/05-present)                                         & Co., Inc. Until March 2004, Director, Charles Schwab & Co.,
                                                       Inc.
-----------------------------------------------------------------------------------------------------------------------
Alice Schulman, 1950          Clerk                    Vice President & Assistant Secretary, Charles Schwab Investment
(1/04-present)                                         Management, Inc.; Assistant Secretary, Schwab Funds and The
                                                       Charles Schwab Bank, N.A. Until 2003, Director -- Project
                                                       Management, Charles Schwab Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Troy Sheets, 1971             Chief Financial Officer  Vice President of Financial Services, BISYS Fund Services, 2002
(9/02-9/05)                                            to present; Senior Manager, KPMG LLP, 2000-2002; Manager, KPMG
                                                       LLP, 1998-2000.

(1)The mailing address of each of the officers is 101 Montgomery Street, San Francisco, CA 94104.

(2)There is no stated term of office for the officers of the Trusts.

The Statement of Additional Information includes additional information about Trustees and Officers and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.

150  Laudus Trust Semi-Annual Report

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

DIVIDEND YIELD RISK measures the trailing 12 month dividend divided by current market price of the primary security of each company and is expressed in number of standard deviations from market mean. A higher reading on Yield in general means higher annual dividend yield based on current price relative to market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI-EAFE(R)) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, and the Far East.

NOMURA GLOBAL SMALL CAP INDEX EXCLUDING THE U.S. (NGSCEXUS) is an unmanaged index that represents the performance of companies in the lowest 15% by market capitalization in 22 developed markets other than the U.S.

PRICE TO EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK RATIO compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW RATIO is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

STANDARD & POOR'S CITIGROUP WORLD EX US EXTENDED MARKET INDEX(R) (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

TRADING ACTIVITY is one of several risk factors commonly used to attribute a portfolio's return relative to its benchmark. Specifically, trading activity measures a stock's trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudusfunds.com, the Securities and Exchange Commission's website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudusfunds.com, or the Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudusfunds.com.

                                                                          Laudus
Trust Semi-Annual Report  151
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152  Laudus Trust Semi-Annual Report

[LAUDUS FUNDS LOGO]

C O M M A N D P E R F O R M A N C E (tm)

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SHAREHOLDER SERVICES
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors

www.laudus.com


This report is for the information of the shareholders of the Laudus Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

2005-3054-BAR

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE -- ONLY FOR ANNUAL REPORTS.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     NOT APPLICABLE -- ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE -- ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                 (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE -- ONLY FOR ANNUAL REPORTS.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE FOR TRUST -- NOT A LISTED REGISTRANT.

ITEM 6.  SCHEDULE OF INVESTMENTS.

File Schedule I -- Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

COMPLETE SCHEDULE OF INVESTMENTS IS INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE -- DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE -- DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the

Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE -- DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS AND AFFILIATED PURCHASERS.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NO MATERIAL CHANGES.


ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
         NOT APPLICABLE -- ONLY FOR ANNUAL REPORTS.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Laudus Trust
            --------------------------------------------------------------------

By (Signature and Title)   /s/ Daniel Kern
                        --------------------------------------------------------
                                    Daniel Kern, CFO

Date     November 28, 2005
     -------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title    /s/ Daniel Kern
                       ---------------------------------------------------------
                                    Daniel Kern, CFO

Date     November 28, 2005
     -------------------------

By (Signature and Title)   /s/ Jana D. Thompson
                        --------------------------------------------------------
                                    Jana D. Thompson, President

Date     November 28, 2005
     -------------------------